PROSPECTUS SUPPLEMENT
(to prospectus dated August 31, 2006)

                                               $636,892,239
                                              (Approximate)

                                     Bear Stearns ALT-A Trust 2006-R1
                                              Issuing Entity

                                         EMC Mortgage Corporation
                                                 Sponsor

                              Structured Asset Mortgage Investments II Inc.
                                                Depositor

                            Mortgage Pass-Through Certificates, Series 2006-R1

You should consider carefully the risk factors beginning on page S-24 in this prospectus supplement.

The Trust

The assets of the trust will  consist  primarily of the Bear Stearns  ALT-A Trust,  Mortgage  Pass-Through
Certificates,  Series 2006-4, Class II-2A-2,  Class II-3A-3, Class II-3A-4, Class II-3A-5, Class III-1A-2,
Class  III-2A-2,  Class  III-3A-2,  Class III-3A-3 and Class III-3A-4  Certificates,  and the Bear Stearns
ALT-A Trust, Mortgage  Pass-Through  Certificates,  Series 2006-5, Class II-B-1 Certificates.  We refer to these certificates owned by the trust  collectively as the Underlying  Certificates,  as further described in this prospectus supplement.  The trust will issue thirty classes of offered certificates,  divided into ten groups,  which  collectively will represent the entire beneficial  interest in the trust, each as more fully  described in the tables  beginning on page S-5 of this  prospectus  supplement.  Certain classes of certificates are exchangeable certificates as further described herein.

The  offered  certificates  will be entitled  to receive  payments  primarily  from  distributions  on the related Underlying Certificates.

Credit Enhancement
With respect to each of the Group V, Group VI,  Group VII,  Group VIII and Group IX  Certificates  only, a certificate  insurance  policy  issued by Ambac  Assurance  Corporation,  which will cover,  under certain circumstances,  certain  interest  shortfalls and realized losses allocated to such  certificates  and, on the  distribution  date in October 2037, the unpaid principal  balance of such  certificates to the extent resulting from realized losses allocated thereto.

Neither the  Securities  and  Exchange  Commission  nor any state  securities  commission  has approved or disapproved of these  securities or passed upon the adequacy of this  prospectus.  Any  representation  to the contrary is a criminal offense.

The  price to  investors  will  vary from  time to time and will be  determined  at the time of sale.  The proceeds to the  depositor  from the  offering  are  expected to be  approximately  100% of the  aggregate principal  amount of the  offered  certificates,  less  expenses.  See  "Method of  Distribution"  in this prospectus supplement.

                                         Bear, Stearns & Co. Inc.
                      The date of this prospectus supplement is September 28, 2006.

                Important notice about information presented in this prospectus supplement and the accompanying prospectus

You should rely only on the  information  contained in this  document.  We have not  authorized  anyone to provide you with different information.

We  provide   information  to  you  about  the  offered   certificates  in  two  separate  documents  that
progressively provide more detail:

     o   the accompanying prospectus,  which provides general information,  some of which may not apply to this series of certificates; and

     o   this prospectus supplement, which describes the specific terms of this series of certificates.

If the  description  of  your  certificates  in  this  prospectus  supplement  differs  from  the  related description in the prospectus, you should rely on the information in this prospectus supplement.

We have incorporated by reference into this prospectus  supplement the following  documents related to the
Underlying Certificates:

     o   The  Prospectus  Dated  March 28,  2006 and the  Prospectus  Supplement  Dated June 29, 2006 (the
         "2006-4  Underlying  Offering  Document"),  relating to the Bear Stearns  ALT-A  Trust,  Mortgage
         Pass-Through  Certificates,  Series 2006-4, Class II-2A-2,  Class II-3A-3,  Class II-3A-4,  Class
         II-3A-5,  Class  III-1A-2,  Class  III-2A-2,  Class  III-3A-2,  Class III-3A-3 and Class III-3A-4
         Certificates (the "2006-4 Underlying Certificates").

     o   The  Prospectus  Dated  March 28,  2006 and the  Prospectus  Supplement  Dated July 28, 2006 (the
         "2006-5 Underlying  Offering Document and, together with the 2006-4 Underlying Offering Document, the  "Underlying  Offering  Documents"),  relating  to the Bear  Stearns  ALT-A  Trust,  Mortgage
         Pass-Through  Certificates,  Series 2006-5,  Class II-B-1  Certificates  (the "2006-5  Underlying
         Certificates"   and,   together  with  the  2006-4  Underlying   Certificates,   the  "Underlying
         Certificates").

     o   The August 2006 remittance report related to the 2006-4 Underlying Certificates.

     o   The August 2006 remittance report related to the 2006-5 Underlying Certificates.

The  depositor's  principal  offices are located at 383 Madison  Avenue,  New York, New York 10179 and its
phone number is (212) 272-2000.

                                            TABLE OF CONTENTS

                                          PROSPECTUS SUPPLEMENT

Caption                                                                         Page

     Indemnification of the Securities Administrator and the Trustee;

Annex I – Global Clearance, Settlement
   and Tax Documentation Procedures.............................................S-74

Schedule A – Exchangeable Combinations..........................................S-79

                                             SUMMARY OF TERMS

         The following  summary is a very broad overview of the offered  certificates and does not contain all of the  information  that you should consider in making your  investment  decision.  To understand all of the terms of the offered  certificates,  you should read carefully this entire  prospectus  supplement,
including  the  underlying   offering  documents  relating  to  the  Underlying   Certificates  which  are
incorporated by reference and the entire  accompanying  prospectus.  An index of defined terms is included at the end of this  prospectus  supplement  to assist  you in  finding  the  location  of  defined  terms.
Certain  terms used in the  underlying  offering  documents  are defined in those  documents.  Capitalized terms  used but not  defined in this  prospectus  supplement  have the  meanings  assigned  to them in the glossary at the end of the prospectus.

Title of Series................................    Bear  Stearns  ALT-A  Trust   2006-R1,   Mortgage   Pass-Through
                                                        Certificates, Series 2006-R1.

Issuing Entity.................................    Bear  Stearns  ALT-A  Trust  2006-R1,  also  referred  to as the
                                                        "trust." The depositor  will  establish the trust  pursuant to a pooling  agreement,  dated as of  September  29, 2006, among the depositor,  the securities  administrator and the trustee,  which we refer to in this  prospectus  supplement as the "pooling agreement."

Depositor......................................    Structured  Asset Mortgage  Investments II Inc., an affiliate of the underwriter.

Trustee........................................    JPMorgan Chase Bank, National Association.

Certificate Insurer............................    Ambac Assurance Corporation.

Securities Administrator.......................    Wells Fargo Bank, N.A.

Sponsor........................................    EMC Mortgage Corporation.

Seller.........................................    Bear, Stearns & Co. Inc.

Closing Date...................................    On or about September 29, 2006.

Distribution Dates.............................    Distributions  on the offered  certificates  will be made on the
                                                        25th day of each  month,  or, if such day is not a business day, on the next  succeeding  business  day,  beginning  in
                                                        October 2006.

Offered Certificates...........................    The classes of offered certificates,  including any exchangeable
                                                        certificates,   their   pass-through   rates  and   current
                                                        principal  or  notional  amounts and the  applicable  group designation are set forth in the table below.

                                                 Group I

                   Underlying                                                     Initial Rating         Designation
     Class       Certificates(1)   Pass-Through Rate  Initial Principal Amount     (S&P/Moody's)
_____________________________________________________________________________________________________________________________
     I-A-1         BALTA 2006-4    Variable Rate(2)         $110,296,000              AAA/Aaa          Group I Senior
                  Class II-3A-3                                                                        Exchangeable(8)
     I-X-1         BALTA 2006-4          0.05%              Notional(3)               AAA/Aaa              Group I
                  Class II-3A-3                                                                         Interest Only
                                                                                                       Exchangeable(8)
     I-X-2         BALTA 2006-4          0.10%              Notional(3)               AAA/Aaa              Group I
                  Class II-3A-3                                                                         Interest Only
                                                                                                       Exchangeable(8)
     I-X-3         BALTA 2006-4          0.20%              Notional(3)               AAA/Aaa              Group I
                  Class II-3A-3                                                                         Interest Only
                                                                                                       Exchangeable(8)
     I-X-4         BALTA 2006-4          0.40%              Notional(3)               AAA/Aaa              Group I
                  Class II-3A-3                                                                         Interest Only
                                                                                                       Exchangeable(8)
     I-X-5         BALTA 2006-4          0.75%              Notional(3)               AAA/Aaa              Group I
                  Class II-3A-3                                                                         Interest Only
                                                                                                       Exchangeable(8)

                                                 Group II

                   Underlying                                                     Initial Rating         Designation
     Class       Certificates(1)   Pass-Through Rate  Initial Principal Amount     (S&P/Moody's)
_____________________________________________________________________________________________________________________________
    II-A-1         BALTA 2006-4    Variable Rate(2)         $124,197,000              AAA/Aaa          Group II Senior
                  Class II-3A-4                                                                        Exchangeable(8)
    II-X-1         BALTA 2006-4          0.05%              Notional(4)               AAA/Aaa             Group II
                  Class II-3A-4                                                                         Interest Only
                                                                                                       Exchangeable(8)
    II-X-2         BALTA 2006-4          0.10%              Notional(4)               AAA/Aaa             Group II
                  Class II-3A-4                                                                         Interest Only
                                                                                                       Exchangeable(8)
    II-X-3         BALTA 2006-4          0.20%              Notional(3)               AAA/Aaa             Group II
                  Class II-3A-4                                                                         Interest Only
                                                                                                       Exchangeable(8)
    II-X-4         BALTA 2006-4          0.40%              Notional(4)               AAA/Aaa             Group II
                  Class II-3A-4                                                                         Interest Only
                                                                                                       Exchangeable(8)
    II-X-5         BALTA 2006-4          0.75%              Notional(4)               AAA/Aaa             Group II
                  Class II-3A-4                                                                         Interest Only
                                                                                                       Exchangeable(8)

                                                Group III

                   Underlying                                                     Initial Rating       Designation
     Class       Certificates(1)   Pass-Through Rate  Initial Principal Amount     (S&P/Moody's)
_____________________________________________________________________________________________________________________________
    III-A-1        BALTA 2006-4    Variable Rate(2)         $156,701,000              AAA/Aaa           Group III
                  Class III-3A-2                                                                          Senior
                                                                                                     Exchangeable(8)
    III-X-1        BALTA 2006-4          0.05%              Notional(5)               AAA/Aaa           Group III
                  Class III-3A-2                                                                      Interest Only
                                                                                                     Exchangeable(8)
    III-X-2        BALTA 2006-4          0.10%              Notional(5)               AAA/Aaa           Group III
                  ClassIII-3A-2                                                                       Interest Only
                                                                                                     Exchangeable(8)
    III-X-3        BALTA 2006-4          0.20%              Notional(5)               AAA/Aaa           Group III
                  Class III-3A-2                                                                      Interest Only
                                                                                                     Exchangeable(8)
    III-X-4        BALTA 2006-4          0.40%              Notional(5)               AAA/Aaa           Group III
                  Class III-3A-2                                                                      Interest Only
                                                                                                     Exchangeable(8)
    III-X-5        BALTA 2006-4          0.75%              Notional(5)               AAA/Aaa           Group III
                  Class III-3A-2                                                                      Interest Only
                                                                                                     Exchangeable(8)

                                                 Group IV

                     Underlying                                                   Initial Rating       Designation
     Class          Certificates(1)Pass-Through Rate  Initial Principal Amount     (S&P/Moody's)
_____________________________________________________________________________________________________________________________
    IV-A-1         BALTA 2006-4    Variable Rate(2)         $93,278,000               AAA/Aaa        Group IV Senior
                  Class II-3A-3                                                                      Exchangeable(8)
    IV-X-1         BALTA 2006-4          0.05%              Notional(6)               AAA/Aaa            Group IV
                  Class II-3A-3                                                                       Interest Only
                                                                                                     Exchangeable(8)
    IV-X-2         BALTA 2006-4          0.10%              Notional(6)               AAA/Aaa            Group IV
                  Class II-3A-3                                                                       Interest Only
                                                                                                     Exchangeable(8)
    IV-X-3         BALTA 2006-4          0.20%              Notional(6)               AAA/Aaa            Group IV
                  Class II-3A-3                                                                       Interest Only
                                                                                                     Exchangeable(8)
    IV-X-4         BALTA 2006-4          0.40%              Notional(6)               AAA/Aaa            Group IV
                  Class II-3A-3                                                                       Interest Only
                                                                                                     Exchangeable(8)
    IV-X-5         BALTA 2006-4          0.75%              Notional(6)               AAA/Aaa            Group IV
                  Class II-3A-3                                                                       Interest Only
                                                                                                     Exchangeable(8)

                                                 Group V

                   Underlying                                                     Initial Rating       Designation
    Class        Certificates(1)   Pass-Through Rate  Initial Principal Amount     (S&P/Moody's)
_____________________________________________________________________________________________________________________________
    V-A-1         BALTA 2006-4     Variable Rate(2)         $49,606,055               AAA/Aaa         Group V Senior
                  Class II-2A-2

                                                 Group VI

                   Underlying        Pass-Through                                 Initial Rating       Designation
    Class        Certificates(1)          Rate        Initial Principal Amount     (S&P/Moody's)
_____________________________________________________________________________________________________________________________
    VI-A-1         BALTA 2006-4     Variable Rate(2)         $9,688,738               AAA/Aaa         Group V Senior
                  Class II-3A-5

                                                Group VII

                   Underlying                                                     Initial Rating       Designation
    Class        Certificates(1)   Pass-Through Rate  Initial Principal Amount     (S&P/Moody's)
_____________________________________________________________________________________________________________________________
   VII-A-1        BALTA 2006-4     Variable Rate(2)         $11,373,294               AAA/Aaa        Group VII Senior
                 Class III-1A-2

                                                Group VIII

                   Underlying                                                     Initial Rating       Designation
    Class        Certificates(1)   Pass-Through Rate  Initial Principal Amount     (S&P/Moody's)
_____________________________________________________________________________________________________________________________
   VIII-A-1       BALTA 2006-4     Variable Rate(2)         $29,578,074               AAA/Aaa           Group VIII
                 Class III-2A-2                                                                           Senior

                                                 Group IX

                   Underlying                                                     Initial Rating       Designation
    Class        Certificates(1)   Pass-Through Rate  Initial Principal Amount     (S&P/Moody's)
_____________________________________________________________________________________________________________________________
    IX-A-1        BALTA 2006-4     Variable Rate(2)         $41,677,310               AAA/Aaa        Group IX Senior
                 Class III-3A-4

                                                 Group X

                   Underlying                                                     Initial Rating       Designation
    Class        Certificates(1)   Pass-Through Rate  Initial Principal Amount     (S&P/Moody's)
_____________________________________________________________________________________________________________________________
    X-A-1         BALTA 2006-5     Variable Rate(2)         $10,496,768               AA/Aa2          Group X Senior
                  Class II-B-1
    X-X-1         BALTA 2006-4           0.80%              Notional(7)               AA/Aa2          Group X Senior
                  Class II-B-1                                                                        Interest Only

________________

1. Each class of  Underlying  Certificates  are paid interest at a rate (the  "Underlying  Rate") equal to the weighted  average of the net rates of the mortgage  loans in the related  sub-loan group ("WAC") minus a margin,  if  applicable.  The  pass-through  rates of the Underlying  Certificates  are specified in the table below:

------------- ------------------------------- ---------------------- ---------------- -----------------
  Offered        Underlying Certificates       Underlying Rate up      Underlying       Step-Up Date
   Class                                        to and including       Rate after
                                                  Step-Up Date        Step-Up Date
------------- ------------------------------- ---------------------- ---------------- -----------------
I-A-1           BALTA 2006-4 Class II-3A-3    WAC minus 0.543%             WAC         April 25, 2011
------------- ------------------------------- ---------------------- ---------------- -----------------
II-A-1          BALTA 2006-4 Class II-3A-4    WAC minus 0.543%             WAC         April 25, 2011
------------- ------------------------------- ---------------------- ---------------- -----------------
III-A-1        BALTA 2006-4 Class III-3A-2    WAC minus 0.420%             WAC          May 25, 2011
------------- ------------------------------- ---------------------- ---------------- -----------------
IV-A-1         BALTA 2006-4 Class III-3A-3    WAC minus 0.420%             WAC          May 25, 2011
------------- ------------------------------- ---------------------- ---------------- -----------------
V-A-1           BALTA 2006-4 Class II-2A-2    WAC minus 0.394%             WAC         April 25, 2011
------------- ------------------------------- ---------------------- ---------------- -----------------
VI-A-1          BALTA 2006-4 Class II-3A-5    WAC minus 0.293%             WAC         April 25, 2011
------------- ------------------------------- ---------------------- ---------------- -----------------
VII-A-1        BALTA 2006-4 Class III-1A-2             WAC                 WAC          May 25, 2011
------------- ------------------------------- ---------------------- ---------------- -----------------
VIII-A-1       BALTA 2006-4 Class III-2A-2             WAC                 WAC          May 25, 2011
------------- ------------------------------- ---------------------- ---------------- -----------------
IX-A-1         BALTA 2006-4 Class III-3A-4    WAC minus 0.217%             WAC          May 25, 2011
------------- ------------------------------- ---------------------- ---------------- -----------------
X-A-1           BALTA 2006-5 Class II-B-1              WAC                 WAC          May 25, 2013
------------- ------------------------------- ---------------------- ---------------- -----------------

2. Each class of offered  certificates  (other than the interest-only  certificates) will bear interest at a rate equal to the pass-through rate on the related  Underlying  Certificates  minus a certain percentage as further described herein.  The pass-through rates are specified in the table below:

------------------ ------------------------------ --------------------------
  Offered Class          Pass-Through Rate        Initial Pass Through Rate
------------------ ------------------------------ --------------------------
      I-A-1         Underlying Rate minus 1.50%            4.494%
------------------ ------------------------------ --------------------------
     II-A-1         Underlying Rate minus 1.50%            4.494%
------------------ ------------------------------ --------------------------
     III-A-1        Underlying Rate minus 1.50%            4.488%
------------------ ------------------------------ --------------------------
     IV-A-1         Underlying Rate minus 1.50%            4.488%
------------------ ------------------------------ --------------------------
      V-A-1         Underlying Rate minus 0.11%            5.890%
------------------ ------------------------------ --------------------------
     VI-A-1         Underlying Rate minus 0.11%            6.134%
------------------ ------------------------------ --------------------------
     VII-A-1        Underlying Rate minus 0.11%            5.527%
------------------ ------------------------------ --------------------------
    VIII-A-1        Underlying Rate minus 0.11%            6.376%
------------------ ------------------------------ --------------------------
     IX-A-1         Underlying Rate minus 0.11%            6.081%
------------------ ------------------------------ --------------------------
      X-A-1         Underlying Rate minus 0.80%            5.800%
------------------ ------------------------------ --------------------------

3. The Class  I-X-1,  Class  I-X-2,  Class  I-X-3,  Class I-X-4 and Class I-X-5  Certificates  do not have principal  amounts.  The Class I-X-1,  Class I-X-2,  Class I-X-3, Class I-X-4 and Class I-X-5 Certificates
have notional  amounts equal to the certificate  principal  balance of the Class I-A-1  Certificates.  The
Class I-X-1,  Class  I-X-2,  Class I-X-3,  Class I-X-4 and Class I-X-5  Certificates  each have an initial notional amount of $110,296,000.

4. The Class II-X-1,  Class II-X-2,  Class II-X-3,  Class II-X-4 and Class II-X-5 Certificates do not have principal  amounts.  The Class  II-X-1,  Class  II-X-2,  Class  II-X-3,  Class  II-X-4  and  Class  II-X-5
Certificates  have  notional  amounts  equal to the  certificate  principal  balance  of the Class  II-A-1
Certificates.  The Class II-X-1,  Class II-X-2,  Class II-X-3,  Class II-X-4 and Class II-X-5 Certificates
each have an initial notional amount of $124,197,000.

5. The Class III-X-1,  Class III-X-2,  Class III-X-3,  Class III-X-4 and Class III-X-5 Certificates do not
have principal amounts. The Class III-X-1,  Class III-X-2,  Class III-X-3, Class III-X-4 and Class III-X-5
Certificates  have  notional  amounts  equal to the  certificate  principal  balance of the Class  III-A-1
Certificates.  The  Class  III-X-1,  Class  III-X-2,  Class  III-X-3,  Class  III-X-4  and  Class  III-X-5
Certificates each have an initial notional amount of $156,701,000.

6. The Class IV-X-1,  Class IV-X-2,  Class IV-X-3,  Class IV-X-4 and Class IV-X-5 Certificates do not have principal  amounts.  The Class  IV-X-1,  Class  IV-X-2,  Class  IV-X-3,  Class  IV-X-4  and  Class  IV-X-5
Certificates  have  notional  amounts  equal to the  certificate  principal  balance  of the Class  IV-A-1
Certificates.  The Class IV-X-1,  Class IV-X-2,  Class IV-X-3,  Class IV-X-4 and Class IV-X-5 Certificates
each have an initial notional amount of $93,278,000.

7. The Class X-X-1  Certificates  do not have a principal  amount.  The Class  X-X-1  Certificates  have a notional  amount equal to the certificate  principal  balance of the Class X-A-1  Certificates.  The Class
X-X-1 Certificates have an initial notional amount of $10,496,768.

8.  For a description of possible exchange combinations, see Schedule A to this prospectus supplement.

                                                    The offered  certificates  represent in the  aggregate the entire beneficial  ownership  interest in the trust,  the assets of which consist primarily of the Underlying  Certificates,  as described below.

                                                    Distributions   of  interest   and   principal   on  the  offered
                                                         certificates  will be made primarily from payments  received in connection with the related Underlying  Certificates,  as further  described  herein.  See "Description of the Offered
                                                         Certificates—Distributions on the Offered Certificates."

                                                    The Class I-A-1,  Class I-X-1,  Class I-X-2,  Class I-X-3,  Class
                                                         I-X-4  and  Class  I-X-5   Certificates,   or  the  Group  I
                                                         Certificates,  will represent  interests  principally in the underlying  Class II-3A-3  Certificates,  which are referred to  herein  as the  Group  I  Underlying  Certificates.  The
                                                         Class  II-A-1,  Class II-X-1,  Class  II-X-2,  Class II-X-3,
                                                         Class II-X-4 and Class II-X-5 Certificates,  or the Group II
                                                         Certificates,  will represent  interests  principally in the underlying  Class II-3A-4  Certificates,  which are referred to  herein  as the  Group II  Underlying  Certificates.  The
                                                         Class III-A-1,  Class III-X-1, Class III-X-2, Class III-X-3,
                                                         Class III-X-4 and Class III-X-5  Certificates,  or the Group
                                                         III Certificates,  will represent  interests  principally in
                                                         the  underlying  Class  III-3A-2  Certificates,   which  are
                                                         referred   to   herein   as   the   Group   III   Underlying
                                                         Certificates.   The  Class  IV-A-1,   Class  IV-X-1,   Class
                                                         IV-X-2,   Class  IV-X-3,   Class  IV-X-4  and  Class  IV-X-5
                                                         Certificates,  or the Group IV Certificates,  will represent interests  principally  in  the  underlying  Class  III-3A-3
                                                         Certificates,  which are  referred to herein as the Group IV
                                                         Underlying  Certificates.  The Class V-A-1 Certificates,  or
                                                         the  Group  V   Certificates,   will   represent   interests
                                                         principally  in the underlying  Class II-2A-2  Certificates, which are  referred  to  herein  as the  Group V  Underlying
                                                         Certificates.  The Class VI-A-1  Certificates,  or the Group
                                                         VI  Certificates,  will represent  interests  principally in
                                                         the  underlying  Class  II-3A-5   Certificates,   which  are
                                                         referred   to   herein   as   the   Group   VI    Underlying
                                                         Certificates.  The Class VII-A-1 Certificates,  or the Group
                                                         VII Certificates,  will represent  interests  principally in
                                                         the  underlying  Class  III-1A-2  Certificates,   which  are
                                                         referred   to   herein   as   the   Group   VII   Underlying
                                                         Certificates.   The  Class  VIII-A-1  Certificates,  or  the
                                                         Group   VIII   Certificates,    will   represent   interests
                                                         principally in the underlying  Class III-2A-2  Certificates, which are  referred  to herein as the Group VIII  Underlying
                                                         Certificates.  The Class IX-A-1  Certificates,  or the Group
                                                         IX  Certificates,  will represent  interests  principally in
                                                         the  underlying  Class  III-3A-4  Certificates,   which  are
                                                         referred   to   herein   as   the   Group   IX    Underlying
                                                         Certificates.  The Class  X-A-1  Certificates  and the Class
                                                         X-X-1  Certificates,  or  the  Group  X  Certificates,  will represent  interests  principally  in the  underlying  Class
                                                         II-B-1  Certificates,  which are  referred  to herein as the
                                                         Group X Underlying Certificates.

                                                    The Group I Certificates,  the Group II  Certificates,  the Group
                                                         III  Certificates,  the Group IV  Certificates,  the Group V
                                                         Certificates,  the  Group VI  Certificates,  the  Group  VII
                                                         Certificates,  the  Group  VIII  Certificates,  the Group IX
                                                         Certificates  and the Group X Certificates  are collectively referred to herein as the offered certificates.

                                                    The  Group  I  Underlying   Certificates,   Group  II  Underlying
                                                         Certificates,  Group III Underlying  Certificates,  Group IV
                                                         Underlying  Certificates,  Group V Underlying  Certificates,
                                                         Group  VI  Underlying  Certificates,  Group  VII  Underlying
                                                         Certificates,  Group VIII Underlying Certificates,  Group IX
                                                         Underlying  Certificates and Group X Underlying Certificates
                                                         are  collectively  referred  to  herein  as  the  Underlying
                                                         Certificates.

                                                    The Class I-X-1,  Class I-X-2,  Class I-X-3,  Class I-X-4,  Class
                                                         I-X-5,  Class  II-X-1,  Class II-X-2,  Class  II-X-3,  Class
                                                         II-X-4,  Class II-X-5, Class III-X-1,  Class III-X-2,  Class
                                                         III-X-3,  Class III-X-4,  Class III-X-5, Class IV-X-1, Class
                                                         IV-X-2,  Class IV-X-3,  Class IV-X-4, Class IV-X-5 and Class
                                                         X-X-1   are   collectively   referred   to   herein  as  the
                                                         interest-only certificates.

                                                    The Class I-A-1,  Class  II-A-1,  Class  III-A-1,  Class  IV-A-1,
                                                         Class V-A-1,  Class VI-A-1,  Class VII-A-1,  Class VIII-A-1,
                                                         Class  IX-A-1 and Class X-A-1 are  collectively  referred to herein as the Class A Certificates.

                                                    The  certificates  comprising  Group I,  Group II,  Group III and
                                                         Group   IV,   or   the   exchangeable   certificates,    are
                                                         exchangeable  in the  combinations  identified on Schedule A to this prospectus  supplement as further  described herein.
                                                         The  certificates  comprising  Group V, Group VI, Group VII,
                                                         Group VIII and Group IX, or the insured  certificates,  will have the benefit of a  certificate  insurance  policy issued by the Certificate  Insurer as further  described herein. No other classes of certificates  will have the benefit of such policy.
Pass-Through Rates.............................     The  pass-through  rate for each  class of  offered  certificates
                                                         (other than the interest only  certificates) may change from distribution  date to  distribution  date. The  pass-through rates for such  classes  will  therefore  be  adjusted  on a
                                                         monthly   basis.   Investors   will   be   notified   of   a
                                                         pass-through    rate   adjustment    through   the   monthly
                                                         distribution  reports.  The pass-through rates on each class of offered certificates are as follows:

                                                    The Class  I-A-1  Certificates  will bear  interest at a variable pass-through  rate  equal  to the  pass-through  rate on the
                                                         Group I Underlying Certificates minus 1.50% per annum.

                                                    The  Class  I-X-1  Certificates  will  bear  interest  at a fixed pass-through  rate  equal to  approximately  0.05% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class I-A-1 Certificates.

                                                    The  Class  I-X-2  Certificates  will  bear  interest  at a fixed pass-through  rate  equal to  approximately  0.10% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class I-A-1 Certificates.

                                                    The  Class  I-X-3  Certificates  will  bear  interest  at a fixed pass-through  rate  equal to  approximately  0.20% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class I-A-1 Certificates.
                                                    The  Class  I-X-4  Certificates  will  bear  interest  at a fixed pass-through  rate  equal to  approximately  0.40% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class I-A-1 Certificates.

                                                    The  Class  I-X-5  Certificates  will  bear  interest  at a fixed pass-through  rate  equal to  approximately  0.75% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class I-A-1 Certificates.
                                                    The Class II-A-1  Certificates  will bear  interest at a variable pass-through  rate  equal  to the  pass-through  rate on the
                                                         Group II Underlying Certificates minus 1.50% per annum.

                                                    The  Class  II-X-1  Certificates  will bear  interest  at a fixed pass-through  rate  equal to  approximately  0.05% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class II-A-1 Certificates.
                                                    The  Class  II-X-2  Certificates  will bear  interest  at a fixed pass-through  rate  equal to  approximately  0.10% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class II-A-1 Certificates.

                                                    The  Class  II-X-3  Certificates  will bear  interest  at a fixed pass-through  rate  equal to  approximately  0.20% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class II-A-1 Certificates.

                                                    The  Class  II-X-4  Certificates  will bear  interest  at a fixed pass-through  rate  equal to  approximately  0.40% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class II-A-1 Certificates.

                                                    The  Class  II-X-5  Certificates  will bear  interest  at a fixed pass-through  rate  equal to  approximately  0.75% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class II-A-1 Certificates.
                                                    The Class III-A-1  Certificates  will bear interest at a variable pass-through  rate equal to  pass-through  rate on the Group
                                                         III Underlying Certificates minus 1.50% per annum.
                                                    The Class  III-X-1  Certificates  will bear  interest  at a fixed pass-through  rate  equal to  approximately  0.05% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class III-A-1 Certificates.

                                                    The Class  III-X-2  Certificates  will bear  interest  at a fixed pass-through  rate  equal to  approximately  0.10% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class III-A-1 Certificates.

                                                    The Class  III-X-3  Certificates  will bear  interest  at a fixed pass-through  rate  equal to  approximately  0.20% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class III-A-1 Certificates.

                                                    The Class  III-X-4  Certificates  will bear  interest  at a fixed pass-through  rate  equal to  approximately  0.40% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class III-A-1 Certificates.

                                                    The Class  III-X-5  Certificates  will bear  interest  at a fixed pass-through  rate  equal to  approximately  0.75% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class III-A-1 Certificates.

                                                    The Class IV-A-1  Certificates  will bear  interest at a variable pass-through  rate  equal  to the  pass-through  rate on the
                                                         Group IV Underlying Certificates minus 1.50% per annum.

                                                    The  Class  IV-X-1  Certificates  will bear  interest  at a fixed pass-through  rate  equal to  approximately  0.05% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class IV-A-1 Certificates.

                                                    The  Class  IV-X-2  Certificates  will bear  interest  at a fixed pass-through  rate  equal to  approximately  0.10% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class IV-A-1 Certificates.
                                                    The  Class  IV-X-3  Certificates  will bear  interest  at a fixed pass-through  rate  equal to  approximately  0.20% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class IV-A-1 Certificates.

                                                    The  Class  IV-X-4  Certificates  will bear  interest  at a fixed pass-through  rate  equal to  approximately  0.40% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class IV-A-1 Certificates.

                                                    The  Class  IV-X-5  Certificates  will bear  interest  at a fixed pass-through  rate  equal to  approximately  0.75% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class IV-A-1 Certificates.
                                                    The Class  V-A-1  Certificates  will bear  interest at a variable pass-through  rate  equal  to the  pass-through  rate on the
                                                         Group V Underlying Certificates minus 0.11% per annum.

                                                    The Class VI-A-1  Certificates  will bear  interest at a variable pass-through  rate  equal  to the  pass-through  rate on the
                                                         Group VI Underlying Certificates minus 0.11% per annum.

                                                    The Class VII-A-1  Certificates  will bear interest at a variable pass-through  rate  equal  to the  pass-through  rate on the
                                                         Group VII Underlying Certificates minus 0.11% per annum.

                                                    The Class VIII-A-1  Certificates will bear interest at a variable pass-through  rate  equal  to the  pass-through  rate on the
                                                         Group VIII Underlying Certificates minus 0.11% per annum.

                                                    The Class IX-A-1  Certificates  will bear  interest at a variable pass-through  rate  equal  to the  pass-through  rate on the
                                                         Group IX Underlying Certificates minus 0.11% per annum.

                                                    The Class  X-A-1  Certificates  will bear  interest at a variable pass-through  rate  equal  to the  pass-through  rate on the
                                                         Group X Underlying Certificates minus 0.80% per annum.

                                                    The  Class  X-X-1  Certificates  will  bear  interest  at a fixed pass-through  rate  equal to  approximately  0.80% per annum
                                                         based  on  a  notional   amount  equal  to  the  certificate
                                                         principal balance of the Class X-A-1 Certificates.

                                                    Any class of certificates  exchanged for other  certificates will have the pass-through rate indicated on Schedule A.

Exchangeable Certificates......................     Group I,  Group II,  Group  III and  Group IV will  allow for and include  exchangeable  certificates.  The  holders of two or more classes of exchangeable  certificates  will be entitled
                                                         to   exchange   all  or  a  part  of   those   classes   for
                                                         proportionate  interests in one or more classes of exchanged certificates  within the same  Group.  Holders of  exchanged
                                                         certificates   may  exchange  their   certificates  for  the
                                                         related  exchangeable  certificates.  This process may occur repeatedly  for a period of one year from the closing  date, after which no exchanges  will be permitted to be made.  The
                                                         possible  combinations  of  exchangeable   certificates  are
                                                         identified   on   Schedule  A.  See   "Description   of  the
                                                         Certificates—Exchangeable Certificates."

Interest Accrual Period........................     Interest  will  accrue  on each  class  of  offered  certificates during each  one-month  period ending on the last day of the month  preceding the month in which each  distribution  date occurs.  The initial  interest accrual period will be deemed to have commenced on the cut-off date.

Cut-off Date...................................     September 1, 2006.

Record Date....................................     For the first  distribution  date,  the closing date, and for any distribution  date thereafter,  the last business day of the month  preceding the month in which such  distribution  date occurs.

Denominations..................................     The offered certificates will be issued in minimum  denominations of $100,000 and increments of $1.00 in excess thereof.

Registration of the Offered Certificates.......     The  trust  will  issue the  offered  certificates  initially  in
                                                         book-entry  form.   Persons   acquiring   interests  in  the
                                                         offered  certificates  will hold their beneficial  interests through The  Depository  Trust  Company in the United States or  Clearstream  Banking,  société  anonyme or  Euroclear in
                                                         Europe.

The Underlying Certificates and the Underlying      The  assets  of the  trust  consist  of ten  separate  collateral
Mortgage Loans.................................          groups   (each   referred   to  herein  as  a  Group).   The
                                                         collateral  relating to Group I will  consist of the Group I
                                                         Underlying  Certificates  consisting of the underlying Class
                                                         II-3A-3  Certificates.  The collateral  relating to Group II
                                                         will  consist  of  the  Group  II  Underlying   Certificates
                                                         consisting of the  underlying  Class  II-3A-4  Certificates.
                                                         The  collateral  relating  to Group III will  consist of the
                                                         Group  III   Underlying   Certificates   consisting  of  the
                                                         underlying  Class  III-3A-2  Certificates.   The  collateral
                                                         relating   to  Group  IV  will   consist  of  the  Group  IV
                                                         Underlying  Certificate  consisting of the underlying  Class
                                                         III-3A-3  Certificates.  The collateral  relating to Group V
                                                         will  consist  of  the  Group  V   Underlying   Certificates
                                                         consisting of the  underlying  Class  II-2A-2  Certificates.
                                                         The  collateral  relating  to Group VI will  consist  of the
                                                         Group  VI   Underlying   Certificates   consisting   of  the
                                                         underlying  Class  II-3A-5   Certificates.   The  collateral
                                                         relating  to  Group  VII  will  consist  of  the  Group  VII
                                                         Underlying  Certificates  consisting of the underlying Class
                                                         III-1A-2  Certificates.  The  collateral  relating  to Group
                                                         VIII will consist of the Group VIII Underlying  Certificates consisting of the underlying  Class  III-2A-2  Certificates.
                                                         The  collateral  relating  to Group IX will  consist  of the
                                                         Group  IX   Underlying   Certificates   consisting   of  the
                                                         underlying  Class  III-3A-4  Certificates.   The  collateral
                                                         relating to Group X will  consist of the Group X  Underlying
                                                         Certificates  consisting  of  the  underlying  Class  II-B-1
                                                         Certificates.

                                                    Payments on the Underlying  Certificates will only be paid to the offered  certificates  of the  related  Group.  No holder of
                                                         offered   certificates  will  be  entitled  to  payments  on
                                                         Underlying Certificates relating to another Group.

                                                    Certain  information with respect to the Underlying  Certificates is set forth below.

                                      2006-4 Underlying Certificates

                  Offered        Initial                                                                 Principal
  Underlying     Certificate    Principal     Pass-Through Principal    Interest     Initial Rating      Balance in
 Certificates       Group        Balance         Rate         Type        Type        (S&P/Moody's)        Trust
_____________________________________________________________________________________________________________________________
    II-2A-2        Group V     $50,866,000        (1)      Sub-Loan     Variable         AAA/Aaa        $49,606,055
                                                           Group          Rate
                                                           II-2
                                                           Senior
                                                            Support
    II-3A-3        Group I     $110,296,000       (1)      Sub-Loan     Variable         AAA/Aaa        $110,296,000
                                                           Group          Rate
                                                           II-3
                                                           Senior
                                                            Support
    II-3A-4       Group II     $124,197,000       (1)      Sub-Loan     Variable         AAA/Aaa        $124,197,000
                                                           Group          Rate
                                                           II-3
                                                           Senior
                                                            Support
    II-3A-5       Group VI     $10,223,000        (1)      Sub-Loan     Variable         AAA/Aaa         $9,688,738
                                                           Group          Rate
                                                           II-3
                                                           Senior
                                                            Support
   III-1A-2       Group VII    $11,420,000        (1)      Sub-Loan     Variable         AAA/Aa1        $11,373,294
                                                           Group          Rate
                                                           III-1
                                                           Senior
                                                            Support
   III-2A-2      Group VIII    $30,392,000        (1)      Sub-Loan     Variable         AAA/Aa1        $29,578,074
                                                           Group          Rate
                                                           III-2
                                                           Senior
                                                            Support
   III-3A-2       Group III    $156,701,000       (1)      Sub-Loan     Variable         AAA/Aaa        $156,701,000
                                                           Group          Rate
                                                           III-3
                                                           Senior
                                                            Support
   III-3A-3       Group IV     $93,278,000        (1)      Sub-Loan     Variable         AAA/Aaa        $93,278,000
                                                           Group          Rate
                                                           III-3
                                                           Super
                                                             Senior
   III-3A-4       Group IX     $43,264,000        (1)      Sub-Loan     Variable         AAA/Aa1        $41,677,310
                                                           Group          Rate
                                                           III-3
                                                           Senior
                                                            Support
____________
1.  The pass-through rates of the 2006-4 Underlying Certificates are described in detail in the 2006-4
Underlying Offering Document.

                                      2006-5 Underlying Certificates

                 Offered        Initial                                                                  Principal
  Underlying     Certificate   Principal    Pass-Through   Principal     Interest     Initial Rating     Balance in
 Certificates      Group        Balance        Rate          Type          Type       (S&P/Moody's)        Trust
_____________________________________________________________________________________________________________________________
    II-B-1        Group X     $10,498,000       (2)        Group II      Variable         AA/Aa2        $10,496,768
                                                          Subordinate      Rate
____________
2.  The pass-through rates of the 2006-5 Underlying Certificates are described in detail in the 2006-5
Underlying Offering Document.

                                                    The Group I, Group II and Group VI  Underlying  Certificates  are
                                                         entitled  to  distributions  with  respect  to the  mortgage loans  included in Sub-Loan  Group II-3 of the Bear  Stearns
                                                         ALT-A  Trust,   Series   2006-4  (the   "2006-4   Underlying
                                                         Trust").  The Group  III,  Group IV and Group IX  Underlying
                                                         Certificates are entitled to  distributions  with respect to the mortgage  loans  included in Sub-Loan Group III-3 of the
                                                         2006-4    Underlying   Trust.   The   Group   V   Underlying
                                                         Certificates are entitled to  distributions  with respect to the mortgage  loans  included in Sub-Loan  Group II-2 of the
                                                         2006-4   Underlying   Trust.   The  Group   VII   Underlying
                                                         Certificates are entitled to  distributions  with respect to the mortgage  loans  included in Sub-Loan Group III-1 of the
                                                         2006-4   Underlying   Trust.   The  Group  VIII   Underlying
                                                         Certificates are entitled to  distributions  with respect to the mortgage  loans  included in Sub-Loan Group III-2 of the
                                                         2006-4    Underlying   Trust.   The   Group   X   Underlying
                                                         Certificates are entitled to  distributions  with respect to the mortgage  loans included in Group II of the Bear Stearns
                                                         ALT-A Trust,  Series 2006-5 (the "2006-5  Underlying  Trust"
                                                         and,   together  with  the  2006-4   Underlying  Trust,  the
                                                         "Underlying Trusts").

                                                    You should refer to "Description of the Underlying  Certificates"
                                                         in  this   prospectus   supplement   for  more   information
                                                         regarding  the  Underlying  Certificates.  In addition,  you should review the underlying offering  documents,  which are incorporated by reference in this prospectus supplement.

Payments on Offered Certificates...............     Payments on the offered  certificates  will be made to the extent of funds available from the related Underlying  Certificates in accordance with the following:

                                                    Interest  Payments.  As a  certificateholder,  you will generally be entitled to receive on each  distribution  date  interest on the  offered  certificates  you hold,  which will  accrue during the preceding  interest  accrual  period in an amount equal to:

                                                    o        1/12th

                                                         multiplied by

                                                    o        the  applicable   pass-through   rate  for  the  offered
                                                     certificates set forth in this prospectus supplement

                                                         multiplied by

                                                    o        the current  principal  amount or notional amount of the
                                                     related   offered   certificates   immediately   prior  to  that
                                                     distribution date.

                                                    Interest  will be  calculated  on the  basis  of a  360-day  year comprised of twelve 30-day months.

                                                    Principal  Payments.  Principal  distributions  received  on  the
                                                         Underlying  Certificates will be paid to the related offered certificates (as applicable) on a pro rata basis.

Payments on Exchangeable Certificates..........     In  the  event  that   certificates   comprising   an   allowable
                                                         combination of exchangeable  certificates  are exchanged for
                                                         their  related  exchanged   certificates,   those  exchanged
                                                         certificates  will be entitled to a  proportionate  share of the principal  distributions  on each class of  exchangeable certificates in the related  allowable  combination plus the pass-through  rate on  such  exchangeable  certificates.  In addition,  exchanged  certificates will bear a proportionate share of losses and  interest  shortfalls  allocable to each class of exchangeable  certificates in the related allowable
                                                         combination.   On  each  distribution  date  when  exchanged
                                                         certificates   are   outstanding,   principal  and  interest
                                                         distributions from the applicable exchangeable  certificates will be  allocated  to the related  exchanged  certificates.
                                                         The  payment  characteristics  of the  classes of  exchanged
                                                         certificates    will   reflect   the    aggregate    payment
                                                         characteristics  of the related  exchangeable  certificates.
                                                         Schedule   A  sets   forth   the   characteristics   of  the
                                                         exchangeable    certificates   and   the   combinations   of
                                                         exchangeable   certificates   and   exchanged   certificates
                                                         offered   hereunder.   See   "Description   of  the  Offered
                                                         Certificates—Exchangeable Certificates—Procedures" in this
                                                         prospectus    supplement    and    "Description    of    the
                                                         Securities--Exchangeable  Securities"  in the prospectus for a  description  of  exchangeable  certificates  and exchange procedures  and fees.  For a more  detailed  description  of how  distributions  will  be  allocated  among  the  various classes of  certificates,  see  "Description  of the Offered
                                                         Certificates—Distributions  on the Offered Certificates" and
                                                         "—Distributions  on the  Exchangeable  Certificates" in this prospectus supplement.

Credit Enhancement.............................     With respect to the Group V, Group VI, Group VII,  Group VIII and
                                                         Group IX Certificates  only, a certificate  insurance policy issued by Ambac  Assurance  Corporation,  which will  cover, under certain  circumstances,  certain  interest  shortfalls and realized losses allocated to such  certificates  and, on the distribution  date in October 2037, the unpaid principal balance of such  certificates  to the extent  resulting from realized losses allocated thereto.

                                                    See  "The  Certificate   Insurance  Policy"  in  this  prospectus
                                                         supplement.

Final Distribution Date........................     The final distribution date for the offered  certificates related to  Group  I and  Group  II is in  August  2036.  The  final distribution  date for the offered  certificates  related to
                                                         Group  III  and  Group  IV  is  in  July  2036.   The  final
                                                         distribution  date for the offered  certificates  related to
                                                         Group V, Group VI, Group VII,  Group VIII and Group IX is in
                                                         October 2037.  The final  distribution  date for the offered certificates related to Group X is in August 2036.

                                                    It is likely  that the actual  final  distribution  date for each class of  offered  certificates  will occur  earlier  due to prepayments  and other  factors.  See "Yield and  Prepayment
                                                         Considerations—Final  Distribution  Date" in this prospectus supplement.

Federal Income Tax Considerations..............     For federal income tax purposes,  the trust will be classified as a grantor  trust under  subpart E, part I of subchapter J of chapter 1 of the Internal  Revenue Code of 1986, as amended, and  not  as a  partnership,  an  association  taxable  as a corporation  or a taxable  mortgage pool for federal  income tax purposes.

                                                         You should  review the material  under the caption  "Federal
                                                         Income Tax  Considerations"  in this  prospectus  supplement and the  material  under the  caption  "Federal  Income  Tax
                                                         Consequences"  in the  prospectus  for  further  information regarding the federal income tax  consequences  of investing in the offered certificates.

ERISA Considerations...........................     Fiduciaries  of employee  benefit plans subject to Title I of the
                                                         Employee  Retirement Income Security Act of 1974, as amended
                                                         ("ERISA"),  should consider the ERISA  fiduciary  investment standards before  authorizing an investment by a plan in the offered certificates.  In addition,  fiduciaries of employee benefit  plans or  other  retirement  arrangements  (such as individual  retirement  accounts  or  certain  Keogh  plans)
                                                         which are subject to Title I of ERISA,  and/or  Section 4975 of the Code,  as well as any entity,  including an insurance company general  account,  whose  underlying  assets include plan  assets  by reason of a plan or  account  investing  in such entity (collectively,  "Plan(s)"),  should consult with their legal  counsel to determine  whether an  investment in the offered  certificates will cause the assets of the trust
                                                         ("Trust  Assets") to be considered  plan assets  pursuant to the  plan  asset  regulations  set  forth  in  29  C.F.R.  §
                                                         2510.3-101,  as modified by Section 3(42) of ERISA,  thereby subjecting  the  Plan to the  prohibited  transaction  rules with  respect  to the Trust  Assets  and the  trustee to the fiduciary  investment  standards  of  ERISA,  or  cause  the excise tax  provisions  of Section 4975 of the Code to apply to the Trust  Assets,  unless some  statutory  exemption  or exemption  granted by the U.S.  Department  of Labor ("DOL")
                                                         applies to the  acquisition,  holding  and  transfer  of the offered certificates.

                                                    Subject   to  the   considerations   set   forth   under   "ERISA
                                                         Considerations"  herein and in the prospectus,  the purchase or holding of the offered certificates by,
                                                         on behalf  of, or with plan  assets  of, a Plan may  qualify
                                                         for  exemptive  relief  under  DOL  Prohibited   Transaction
                                                         Exemption 2002-41.

Ratings.......................................      The issuing  entity will issue the offered  certificates  only if each class of offered  certificates  (other than the Group X
                                                         Certificates)  receives  a rating of "AAA"  from  Standard &
                                                         Poor's  Rating  Services,  a  division  of  The  McGraw-Hill
                                                         Companies,  Inc.,  which is referred  to herein as S&P,  and
                                                         "Aaa"  from  Moody's  Investors  Service,   Inc.,  which  is
                                                         referred to herein as Moody's,  and the Group X Certificates receive a rating of "AA"  from S&P and "Aa2"  from  Moody's.
                                                         We  also  refer  to  S&P  and  Moody's  in  this  prospectus supplement as the "rating agencies."

                                                    You  should  evaluate  the  ratings of the  offered  certificates
                                                         independently   from  similar  ratings  on  other  types  of
                                                         securities.  A rating is not a  recommendation  to buy, sell
                                                         or  hold  securities.   The  rating  agency  may  revise  or
                                                         withdraw its rating at any time.

Legal Investment...............................     The  offered   certificates  will  constitute  "mortgage  related
                                                         securities"  for purposes of the Secondary  Mortgage  Market
                                                         Enhancement   Act  of  1984,  as  amended,   so  long  as  a
                                                         nationally recognized  statistical rating organization rates the offered  certificates  in one of the two highest  rating categories.

                                          TRANSACTION STRUCTURE

TRANSACTION STRUCTURE

Seller
Underlying certificates
Cash
Offered certificates
Underwriter
Cash
Depositor
Offered certificates
Cash
Investors
Underlying certificates
Offered certificates
Issuing Entity
Trustee
Securities Administrator
Premium
Payments
Certificate Insurer

                                               RISK FACTORS

The  following  information,  together  with  the  information  set  forth  under  "Risk  Factors"  in the prospectus  and under "Risk Factors" or "Additional  Risk Factors" in the  underlying  offering  documents incorporated  by  reference  which you should also  carefully  consider,  identifies  certain  significant sources of risk associated with an investment in the offered certificates.

Interest payments on the offered certificates      The   offered    certificates   (other   than   the   interest-only
   will be affected by the pass-through rates of   certificates)   will  bear  interest  at  the  rate  equal  to  the
   the related Underlying Certificates......       pass-through rates of the related  Underlying  Certificates minus a specified  margin.  As a  result,  the  rate at which  you  receive interest  payments on the offered  certificates will be affected by the  pass-through  rate  of  the  related  Underlying  Certificates which,  in turn,  are  based  on the  weighted  average  of the net mortgage  rates of the mortgage  loans in the related loan group or sub-loan group, as applicable.

The offered certificates will primarily be         The offered  certificates  will  primarily  be entitled to and must
   entitled to distributions on the Underlying     rely upon the  distributions  available with respect to the related
   Certificates owned by the trust..........       Underlying  Certificates.  With  respect  to the Group I, Group II,
                                                   Group   III,   Group  IV  and   Group  X   Certificates,   if  such
                                                   distributions  are  insufficient  to make  payments  on the related offered  certificates,  no other  assets  of the trust or any other person or entity will be available  for payment of the  deficiency.
                                                   The  Group  V,  Group  VI,  Group  VII,  Group  VIII  and  Group IX
                                                   Certificates  are insured by a certificate  insurance policy issued by  Ambac  Assurance  Corporation.  None of the  other  classes  of certificates  are entitled to any  benefits of such policy.  In the absence of payment  under the  certificate  insurance  policy,  the holders of the insured  certificates  will directly bear the credit risks associated with their certificates.

The rate of prepayment on the mortgage loans       The mortgage loans  underlying the Underlying  Certificates  may be
   underlying the Underlying Certificates is       prepaid,   as  further   described  in  the   underlying   offering
   uncertain and may adversely affect the          documents.   The  rate  of   prepayments   on  the  mortgage  loans
   average life of and yield on your offered       underlying  the  Underlying  Certificates  is  influenced  by  many
   certificates.............................       factors,  including  those  factors  described  in  the  underlying offering documents, and cannot be predicted.

                                                   Payments of principal,  including  prepayments,  on the  Underlying
                                                   Certificates  will result in a payment of  principal on the offered certificates.

                                                   o        If you purchase  your offered  certificates  at a discount and principal is repaid slower than you  anticipate,  then your yield may be lower than you anticipate.

                                                   o        If you  purchase  your offered  certificates  at a premium and principal is repaid faster than you  anticipate,  then your yield may be lower than you anticipate.

                                                   In addition,  the timing and amount of cash flows on the Underlying
                                                   Certificates  will be  affected  by the  exercise  of any  optional termination with respect to the related mortgage loans.

                                                   See  "Yield  and  Prepayment  Considerations"  in  this  prospectus
                                                   supplement.   See  also   "Certain  Risk   Considerations,"   "Risk
                                                   Factors"  and other  information  relating to yield,  maturity  and prepayment  considerations in the underlying offering documents for a description  of factors that may influence the rate and timing of
                                                   prepayments  of  the  Underlying   Certificates,   with  consequent
                                                   effects on yield and maturity of the offered certificates.

Allocation of losses to the Underlying             Generally and except to the extent described  herein,  with respect
   Certificates will reduce distributions to the   to the  Underlying  Certificates,  realized  losses on the  related
   offered certificates.....................       mortgage loans will be borne first by the  subordinated  classes of the  related  series,  if  outstanding.  To  the  extent  that  the
                                                   Underlying Certificates have no credit enhancement,  they will bear their  portion of realized  losses on the related  mortgage  loans.
                                                   Any realized losses allocated to the Underlying  Certificates  will be allocated to the principal  bearing  certificates of the related
                                                   Group,  including any  exchangeable  certificates,  and will reduce the amount of cashflow received by such certificates.

The absence of a secondary market may interfere    There  is   currently   no   secondary   market  for  the   offered
   with your ability to resell your offered        certificates,  and it is not  certain  that one will  develop.  The
   certificates.............................       underwriter  may  establish a market for the offered  certificates, but is not  required  to do so.  Even if a  secondary  market  does develop,  it might not  continue  or it might  not be  sufficiently liquid  to allow you to resell  any of your  offered  certificates.
                                                   The  offered  certificates  will not be  listed  on any  securities exchange  or  quoted  in  the  automatic  quotation  system  of any registered securities  organization.  Each  certificateholder  will be provided  access to monthly  reports  pertaining  to the offered certificates.  There are a limited  number of sources which provide
                                                   certain   information  about   pass-through   certificates  in  the
                                                   secondary  market,  and they may not provide  information about the offered  certificates.  You should  consider  the effect of limited information on the liquidity of the offered certificates.

A reduction in certificate rating could have an    The  ratings  of each  class of offered  certificates  will  depend
   adverse effect on the value of your offered     primarily  on  an  assessment   by  the  rating   agencies  of  the
   certificates.............................       likelihood  of the ultimate  receipt by the  certificateholders  of the original  principal  amount and the timely  receipt of interest on the principal  amount  outstanding from time to time. The rating of  the  rating  agencies  of  the  offered  certificates  are  not recommendations to purchase,  hold or sell the offered certificates because  such  ratings  do not  address  the  market  prices of the offered certificates or suitability for a particular investor.

                                                   The rating agencies may suspend,  reduce or withdraw the ratings on the  offered  certificates  at  any  time.  Any  reduction  in,  or suspension  or  withdrawal  of, the rating  assigned  to a class of offered  certificates  would  probably  reduce the market  value of such class of offered  certificates  and may affect your ability to sell them.

The holders of the Underlying Certificates will    Pursuant   to  the  pooling  and   servicing   agreement   for  the
   share voting rights with the offered            certificates  issued by the Bear Stearns  ALT-A 2006-4  Trust,  the
   certificates in the underlying transaction      holders of the 2006-4  Underlying  Certificates  will share certain
                                                   voting   rights  with  the   holders  of  the  other   pass-through
                                                   certificates   issued   pursuant  to  that  pooling  and  servicing
                                                   agreement.  Pursuant  to the pooling and  servicing  agreement  for the  certificates  issued by the Bear Stearns  ALT-A 2006-5  Trust, the  holders  of the  2006-5  Underlying  Certificates  will  share certain  voting  rights with the holders of the other  pass-through
                                                   certificates   issued   pursuant  to  that  pooling  and  servicing
                                                   agreement. Such voting rights include the ability to:

                                                   o        amend,  under  certain  circumstances,   the  pooling  and
                                                            servicing  agreement for the certificates  issued by
                                                            the related underlying trust;

                                                   o        remove  the  related   underlying  trustee  or  securities
                                                            administrator;

                                                   o        waive  certain  events of default by the master  servicer;
                                                            and

                                                   o        direct the underlying  trustee to take certain  actions in respect of the related underlying certificates.

                                                   The  trustee  (acting on behalf of the trust) will vote as directed by the holders of the related offered certificates.

Credit scores are not an indicator of future       Investors  are  encouraged  to  be  aware  that  credit  scores  of
   performance of borrowers.................       borrowers  with  respect  to  the  mortgage  loans  underlying  the
                                                   Underlying  Certificates  are based on past payment history of such borrowers.  Investors are  encouraged  not to rely on credit scores as an indicator of future borrower performance.

Suitability of the offered certificates as         The  offered  certificates  are not  suitable  investments  for any
   investments..............................       investor  that  requires  a  regular  or  predictable  schedule  of monthly  payments  or payment on any  specific  date.  The  offered certificates  are complex  investments  that  should be  considered only by investors who,  either alone or with their  financial,  tax and legal  advisors,  have the expertise to analyze the prepayment, reinvestment,  default and market risk, the tax  consequences of an investment and the interaction of these factors.

Bankruptcy of Seller or Depositor...........       The  seller  of the  Underlying  Certificates  will  represent  and warrant that the  transfer of each  Underlying  Certificate  to the depositor  is a sale.  If the  seller  were to become a debtor in a bankruptcy  case,  and a party in  interest  (including  the seller itself)  were  to  take  the  position  that  the  transfer  of the
                                                   Underlying  Certificates to the depositor should be recharacterized
                                                   as  the  grant  of  a   security   interest   in  such   Underlying
                                                   Certificates  to  secure  a  borrowing  of the  seller,  delays  in payments on the offered  certificates could result. If a court were to adopt such  position,  then delays or  reductions in payments on
                                                   the  offered   certificates   could  result.   The  depositor  will
                                                   represent  and  warrant  that  the  transfer  of  each   Underlying
                                                   Certificate  to the  trustee  on behalf of the trust is a sale.  If the depositor  were to become a debtor in a bankruptcy  case, and a party in interest  (including  the  depositor  itself) were to take the position that the transfer of the  Underlying  Certificates  to the  trustee on behalf of the trust  should be  recharacterized  as the grant of a security  interest in such  Underlying  Certificates to secure a borrowing of the  depositor,  delays in payments on the offered  certificates  could result.  If a court were to adopt such position,  then  delays or  reductions  in  payments on the offered certificates could result.

                                              MORTGAGE POOL

         As described in the  Underlying  Offering  Documents,  the mortgage  loans were  transferred  and assigned  to the trustee of the  underlying  trusts on the  related  date of  issuance  of the  Underlying
Certificates,  or the issue dates.  The mortgage  pool of the 2006-4  Underlying  Trust  consists of three loan  groups  (some of which are  further  divided  into  sub-loan  groups) of fully  amortizing,  one- to four-family,  adjustable interest rate, residential first lien mortgage loans,  substantially all of which have  original  terms to stated  maturity  of  approximately  30 years.  The  mortgage  loans  related  to
Sub-Loan Group II-2,  Sub-Loan Group III-1 and Sub-Loan  Group III-2 of the 2006-4  Underlying  Trust have principal  balances  that  conform to Fannie Mae and  Freddie Mac  guidelines.  The  mortgage  pool of the
2006-5 Underlying Trust consists of two loan groups of fully amortizing,  one- to four-family,  adjustable interest rate,  residential  first lien mortgage loans,  substantially all of which have original terms to stated maturity of approximately 30 years.

         For information  about the mortgage pools as of the related issue date,  investors  should review
the  Underlying  Offering  Documents.   For  additional  information  about  the  mortgage  pools  of  the
Underlying Trusts, including delinquency  information,  investors should review the August 2006 remittance reports with respect to the related  Underlying  Certificates,  which is  incorporated  by reference  into this prospectus supplement.

                                         STATIC POOL INFORMATION

         For  static  pool  information  relevant  to  the  Underlying  Certificates,   see  "Static  Pool
Information" in the Underlying Offering  Documents.  With respect to the offered  certificates,  there are no prior resecuritizations by the sponsor that would provide material static pool information.

                                            THE ISSUING ENTITY

         Bear  Stearns  ALT-A Trust  2006-R1 is a common law trust  formed  under the laws of the State of
New York pursuant to the pooling agreement.  The pooling agreement constitutes the "governing  instrument"
under the laws of the State of New York.  After its  formation,  the trust will not engage in any activity other than (i) acquiring  and holding the  Underlying  Certificates  and the other assets of the trust and proceeds  therefrom,  (ii)  issuing  the  offered  certificates,  (iii)  making  payments  on the  offered certificates  and (iv)  engaging  in other  activities  that are  necessary,  suitable  or  convenient  to accomplish  the foregoing or are incidental  thereto or connected  therewith.  The foregoing  restrictions are contained in the pooling  agreement.  For a description of other  provisions  relating to amending the pooling agreement, please see "The Agreements—Amendment" in the prospectus.

         The assets of the trust will consist of the Underlying  Certificates,  the certificate  insurance policy and certain related assets.

         The trust's fiscal year end is December 31.

                                              THE DEPOSITOR

         The depositor is Structured  Asset Mortgage  Investments  II Inc. The depositor was  incorporated in the State of Delaware on June 10,  2003 as a wholly  owned  subsidiary  of The Bear  Stearns  Companies
Inc. The depositor was organized for the sole purpose of serving as a private  secondary  mortgage  market conduit. The depositor does not have, nor is it expected in the future to have, any significant assets.

         The depositor has been serving as a private  secondary  mortgage  market conduit for  residential mortgage  loans since 2003.  As of June 30,  2006,  the  Depositor  has been  involved in the  issuance of securities backed by residential mortgage loans of approximately $115,594,490,169.

         After issuance and  registration of the certificates  contemplated in this prospectus  supplement and any supplement  hereto,  the depositor will have no material duties or  responsibilities  with respect to the Underlying Certificates or the offered certificates.

         The depositor  maintains its principal  office at 383 Madison  Avenue,  New York, New York 10179.
Its telephone number is (212) 272-2000.

                                               THE SPONSOR

         The Sponsor,  EMC Mortgage  Corporation,  was  incorporated in the State of Delaware on September
26,  1990,  as a wholly  owned  subsidiary  corporation  of The Bear  Stearns  Companies  Inc.,  and is an
affiliate  of the  Depositor  and the  underwriter.  The Sponsor  was  established  as a mortgage  banking company to facilitate  the purchase and servicing of whole loan  portfolios  containing  various levels of quality from  "investment  quality" to varying  degrees of  "non-investment  quality" up to and  including real estate owned assets ("REO"). The Sponsor commenced operation in Texas on October 9, 1990.

         The Sponsor  maintains its principal office at 909 Hidden Ridge Drive,  Suite 200, Irving,  Texas
75038. Its telephone number is (972) 444-2800.

         Since its inception in 1990,  the Sponsor has purchased  over $100 billion in  residential  whole loans and servicing  rights,  which include the purchase of newly originated  alternative A, jumbo (prime)
and  sub-prime  loans.  Loans are  purchased  on a bulk and flow  basis.  The Sponsor is one of the United
States' largest purchasers of scratch and dent,  sub-performing and non-performing  residential  mortgages and REO from various institutions,  including banks, mortgage companies,  thrifts and the U.S. government.
Loans  are  generally  purchased  with  the  ultimate  strategy  of  securitization  into an array of Bear
Stearns'  securitizations  based upon product type and credit  parameters,  including those where the loan has become re-performing or cash-flowing.

         Performing  loans  include  first  lien  fixed  rate and ARMs,  as well as closed  end fixed rate second  liens and lines of credit  ("HELOCs").  Performing  loans  acquired  by the Sponsor are subject to varying  levels  of due  diligence  prior  to  purchase.  Portfolios  may be  reviewed  for  credit,  data integrity, appraisal valuation,  documentation,  as well as compliance with certain laws. Performing loans
purchased  will  have  been  originated  pursuant  to  the  Sponsor's   underwriting   guidelines  or  the
originator's underwriting guidelines that are acceptable to the Sponsor.

         Subsequent to purchase by the Sponsor,  performing  loans are pooled together by product type and credit parameters and structured into RMBS, with the assistance of Bear Stearns'  Financial  Analytics and
Structured Transactions group, for distribution into the primary market.

         The Sponsor has been  securitizing  residential  mortgage loans since 1999.  The following  table describes  size,  composition  and growth of the total  portfolio of assets the Sponsor has securitized as of the dates indicated.

                                     December 31, 2004                      December 31, 2005                        June 30, 2006
__________________________________________________________________________________________________________________________________________________
                                          Total Portfolio of                                                             Total Portfolio of
        Loan Type             Number             Loans              Number      Total Portfolio of Loans    Number              Loans
__________________________________________________________________________________________________________________________________________________
Alt-A ARM                       44,821     $   11,002,497,283.49        73,638     $   19,087,119,981.75       45,516     $   12,690,441,830.33
Alt-A Fixed                     15,344     $    4,005,790,504.28        17,294     $    3,781,150,218.13        9,735     $    2,365,141,449.49
HELOC                                -     $                -            9,309     $      509,391,438.93        4,360     $      310,097,520.69
Prime ARM                       30,311     $   11,852,710,960.78        27,384     $   13,280,407,388.92        4,203     $    2,168,057,808.87
Prime Fixed                      1,035     $      509,991,605.86         3,526     $    1,307,685,538.44        1,803     $      484,927,212.35
Reperforming                     2,802     $      311,862,677.46         2,877     $      271,051,465.95        1,084     $      115,127,847.83
Seconds                         14,842     $      659,832,093.32       114,899     $    5,609,656,263.12       68,788     $    3,755,330,847.76
Prime Short Duration ARM        23,326     $    7,033,626,375.35        38,819     $   14,096,175,420.37       39,946     $   15,102,521,877.81
SubPrime                        98,426     $   13,051,338,552.19       101,156     $   16,546,152,274.44       34,396     $    6,069,878,975.92
Totals                         230,907     $   48,427,650,052.74       388,902     $   74,488,789,990.05      209,831     $   43,061,525,370.96

         With respect to some of the  securitizations  organized by the Sponsor, a "step-down trigger" has occurred with respect to the loss and  delinquency  experience of the mortgage loans included in the those securitizations,  resulting in a sequential  payment of principal from the security  certificates with the highest credit rating to the one with the lowest rating. In addition,  with respect to one  securitization organized by the trust sponsor,  a servicing  trigger required by the related  financial  guaranty insurer has occurred;  however,  the insurer has granted  extensions  enabling the normal servicing  activities to continue.

         The Sponsor has received a civil  investigative  demand (CID),  from the Federal Trade Commission
(FTC),  seeking  documents and data relating to the Sponsor's  business and servicing  practices.  The CID was issued pursuant to a December 8, 2005 resolution of the FTC authorizing  non-public  investigations of various unnamed  subprime  lenders,  loan servicers and loan brokers to determine  whether there have been violations of certain consumer protections laws. The Sponsor is cooperating with the FTC's inquiry.

                                DESCRIPTION OF THE UNDERLYING CERTIFICATES

General

         The 2006-4 Underlying  Certificates  were issued by Bear Stearns ALT-A Trust 2006-4,  referred to as the 2006-4  Underlying  Trust,  on June 29, 2006.  The 2006-5  Underlying  Certificates  were issued by
Bear Stearns ALT-A Trust 2006-5,  referred to as the 2006-5  Underlying  Trust,  on July 31, 2006. We have incorporated  by reference into this  prospectus  supplement the related  Underlying  Offering  Documents, which  set  forth  certain  information  provided  or  made  available  to  investors  in  the  Underlying
Certificates.  We have also  incorporated  by reference  into this  prospectus  supplement the August 2006 remittance  reports with respect to the related  Underlying  Certificates.  You should carefully read such materials.  The depositor  will acquire the Underlying  Certificates  from the seller on the closing date.
The depositor  will sell the Underlying  Certificates  to the trustee on behalf of the trust and cause the offered certificates to be issued pursuant to a pooling agreement.

         The  2006-4  Underlying  Certificates  represent  beneficial  ownership  interests  in the 2006-4
Underlying Trust, and the 2006-5 Underlying  Certificates  represent beneficial ownership interests in the
2006-5  Underlying  Trust.  The assets of the 2006-4  Underlying  Trust  consist of three  groups of fully amortizing,  one- to  four-family,  adjustable  interest  rate,  residential  first lien  mortgage  loans, substantially  all of which have original terms to stated maturity of  approximately  30 years. The assets of the  2006-5  Underlying  Trust  consist  of two  groups  of  fully  amortizing,  one-  to  four-family, adjustable  interest  rate,  residential  first  lien  mortgage  loans,  substantially  all of which  have original  terms to  stated  maturity  of  approximately  30 years.  The  Underlying  Certificates  and the underlying  mortgage loans are further described in the related Underlying  Offering  Documents.  Each and every  description of the  Underlying  Certificates  or any documents  related  thereto  contained in this prospectus  supplement  is subject to, and is qualified in its  entirety by reference  to, the  Underlying
Offering Documents.

         The Bear Stearns ALT-A Trust,  Mortgage Pass-Through  Certificates,  Series 2006-4, Class II-2A-2
Certificates  will  primarily  be entitled to  distributions  with  respect to mortgage  loans in Sub-Loan
Group  II-2  of the  2006-4  Underlying  Trust.  The  Bear  Stearns  ALT-A  Trust,  Mortgage  Pass-Through
Certificates,  Series 2006-4,  Class II-3A-3,  Class II-3A-4 and Class II-3A-5 Certificates will primarily be  entitled  to  distributions  with  respect  to  mortgage  loans in  Sub-Loan  Group II-3 of the 2006-4
Underlying  Trust.  The Bear Stearns  ALT-A Trust,  Mortgage  Pass-Through  Certificates,  Series  2006-4,
Class III-1A-2  Certificates  will primarily be entitled to  distributions  with respect to mortgage loans in  Sub-Loan  Group  III-1  of the  2006-4  Underlying  Trust.  The Bear  Stearns  ALT-A  Trust,  Mortgage
Pass-Through  Certificates,  Series  2006-4,  Class  III-2A-2  Certificates  will primarily be entitled to distributions  with  respect to mortgage  loans in Sub-Loan  Group III-2 of the 2006-4  Underlying  Trust.
The  Bear  Stearns  ALT-A  Trust,  Mortgage  Pass-Through  Certificates,  Series  2006-4,  Class  III-3A-2
Certificates and Class III-3A-3  Certificates will primarily be entitled to distributions  with respect to mortgage  loans in Sub-Loan  Group III-3 of the 2006-4  Underlying  Trust.  The Bear Stearns  ALT-A Trust,
Mortgage  Pass-Through  Certificates,  Series 2006-5, Class II-B-1 Certificates will primarily be entitled to distributions with respect to mortgage loans in Loan Group II-1 of the 2006-5 Underlying Trust.

         The Underlying  Certificates are entitled to payments of interest and principal,  as described in the Underlying Offering Documents.  The Underlying  Certificates bear interest at a variable  pass-through rate based on the weighted  average of the net rates of the mortgage  loans in the related  sub-loan group underlying such Underlying Certificates, as described in the related Underlying Offering Document.

Optional Termination

         The pooling  agreement  will not contain any  provisions  that permit any optional  redemption or termination  of the  Certificates.  However,  on any underlying  distribution  date on which the aggregate scheduled  principal  balance of the underlying  mortgage loans in the related loan group is less than 10%
of the aggregate unpaid principal  balance of the underlying  mortgage loans as of the underlying  cut-off date, the depositor for the underlying  transaction  or its designee may,  subject to certain  conditions, purchase all outstanding  mortgage loans in the related loan group and thereby effect early  retirement of the related pass-through  certificates,  including the related Underlying  Certificates.  See "The Pooling and Servicing  Agreement—Optional  Termination of the Trust" in the  Underlying  Offering  Documents.  The
exercise of this option will be in the  depositor's  sole  discretion.  Proceeds from such  purchases will be  distributed  to holders  of the  offered  certificates  to the extent  distributed  to the  Underlying
Certificates.

Incorporation of Certain Documents by Reference

         The following documents are incorporated by reference into this prospectus supplement:

         o        The Prospectus  dated March 28, 2006 and the Prospectus  Supplement dated June 29, 2006, relating  to  the  2006-4  Underlying  Certificates  (the  "2006-4  Underlying  Offering
                  Document"),  filed  pursuant  to Rule 424 by or on behalf of Bear,  Stearns & Co.  Inc., file no. 333-132232-10.  These documents are available at the following link:

                  http://www.sec.gov/Archives/edgar/data/1366564/000106823806000723/bsalta_20064-prossup.htm.

                  The  2006-4  Underlying  Offering  Document  is or will be  delivered  along  with  this prospectus  supplement,  including  by means of the  foregoing  link to the extent  that this prospectus supplement is delivered electronically.

         o        The Prospectus  dated March 28, 2006 and the Prospectus  Supplement dated July 31, 2006, relating  to  the  2006-5  Underlying  Certificates  (the  "2006-5  Underlying  Offering
                  Document"),  filed  pursuant  to Rule 424 by or on behalf of Bear,  Stearns & Co.  Inc., file no. 333-132232-12.  These documents are available at the following link:

                  http://www.sec.gov/Archives/edgar/data/1367578/000106823806000795/bsalta2006-5_424b5.htm.

                  The  2006-5  Underlying  Offering  Document  is or will be  delivered  along  with  this prospectus  supplement,  including  by means of the  foregoing  link to the extent  that this prospectus supplement is delivered electronically.

         o        The August 2006 remittance  report with respect to the 2006-4  Underlying  Certificates, filed  on  Form  10-D,  by  or  on  behalf  of  Bear,  Stearns  &  Co.  Inc.,  file  no.
                  333-132232-10.  This file is available at the following link:

                  http://www.sec.gov/Archives/edgar/data/1366564/000105640406003017/bsl06004_10d-200608.txt.

         o        The August 2006 remittance  report with respect to the 2006-5  Underlying  Certificates, filed  on  Form  10-D,  by  or  on  behalf  of  Bear,  Stearns  &  Co.  Inc.,  file  no.
                  333-132232-12.  This file is available at the following link:

                  http://www.sec.gov/Archives/edgar/data/1367578/000105640406003000/bsl06005_10d-200608.txt.

         These documents  contain  information about the Underlying  Certificates  which is required to be provided in connection with this offering, in accordance with Item 1112 of Regulation AB.

         In addition,  there are incorporated  into this prospectus  supplement by reference all documents subsequently  filed or  caused  to be filed  by  Bear,  Stearns  & Co.  Inc.  relating  to the  Underlying
Certificates  pursuant to Sections  13(a) or 15(d) of the Exchange Act,  prior to the  termination  of the offering of the offered certificates.

                                 DESCRIPTION OF THE OFFERED CERTIFICATES

         The  following  summaries  describing  certain  provisions  of the  offered  certificates  do not purport to be complete  and are subject  to, and are  qualified  in their  entirety by  reference  to, the
Underlying Offering Documents.

General

         The  offered  certificates  will  evidence  in the  aggregate  the  entire  beneficial  ownership interest in the trust.  The assets of the trust will consist of:

         o    the Underlying Certificates;

         o    the Certificate Account;

         o    the rights to enforce the  representations and warranties made by the depositor with respect to the Underlying Certificates;

         o    the  irrevocable  and  unconditional  certificate  insurance  policy for the  benefit of the holders of the Group V,  Group VI,  Group VII,  Group  VIII and Group IX  Certificates  (the
              "Insured Certificates"); and

         o    all proceeds of the foregoing.

Book-Entry Registration

         The  offered  certificates  ("book-entry   certificates")  will  initially  be  issued  in  fully
registered form ("physical  certificates"),  with a denomination  that equals the initial principal amount of the offered certificates and will initially be registered in the name of Cede & Co.

         As a holder of interests in book-entry  certificates,  or beneficial owner, you may elect to hold your interests in these  certificates  through DTC in the United States, or Clearstream  Banking,  société
anonyme,  formerly  known  as  Cedelbank  SA,  or  Clearstream,  or  Euroclear,  in  Europe  if you  are a
participant  of their  systems,  or  indirectly  through  organizations  which are  participants  in their systems.  Clearstream and Euroclear will hold omnibus  positions on behalf of their  participants  through customers'  securities  accounts in Clearstream's  and Euroclear's  names on the books of their respective
depositaries  which  in  turn  will  hold  the  positions  in  customers'   securities   accounts  in  the
depositaries'  names  on the  books  of DTC.  Except  as  described  below,  no  beneficial  owner  of the book-entry  certificates will be entitled to receive a physical  certificate  representing its interest in the offered  certificates.  Unless and until physical  certificates are issued, it is anticipated that the only  holder of the  book-entry  certificates  will be Cede & Co.,  as nominee of DTC.  Beneficial  owners will not be holders as that term is used in the pooling agreement.

         The beneficial  owner's ownership of a book-entry  certificate will be recorded on the records of the  brokerage  firm,  bank,  thrift  institution  or other  financial  intermediary  that  maintains  the beneficial  owner's  account for that  purpose.  In turn,  the financial  intermediary's  ownership of the book-entry  certificates  will be recorded on the records of DTC, or of a participating  firm that acts as agent for the financial  intermediary,  whose  interest will in turn be recorded on the records of DTC, if the beneficial  owner's financial  intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate.

         Beneficial  owners  will  receive all  payments  of  principal  and  interest  on the  book-entry certificates  from the securities  administrator  through DTC and DTC  participants.  While the book-entry certificates  are  outstanding,  except  under the  circumstances  described  below,  under the DTC rules, regulations and  procedures,  DTC is required to make  book-entry  transfers  among  participants on whose behalf it acts in  connection  with the  book-entry  certificates  and is required to receive and transmit payments of principal and interest on the book-entry certificates.

         Participants  and  indirect   participants   with  whom  beneficial   owners  have  accounts  for
certificates  are similarly  required to make  book-entry  transfers and receive and transmit the payments on  behalf of their  respective  beneficial  owners.  Accordingly,  although  beneficial  owners  will not possess physical  certificates,  the DTC rules provide a mechanism by which beneficial owners will receive payments and will be able to transfer their interest.

         Beneficial owners will not receive or be entitled to receive physical  certificates  representing their  respective  interests  in the  book-entry  certificates,  except  under the  limited  circumstances described  below.  Unless  and until  physical  certificates  are  issued,  beneficial  owners who are not participants  may transfer  ownership of book-entry  certificates  only through  participants and indirect participants  by  instructing  the  participants  and indirect  participants  to transfer  the  book-entry certificates,  by book-entry  transfer,  through DTC for the account of the  purchasers of the  book-entry certificates,  which account is maintained  with their  respective  participants.  Under the DTC rules and in  accordance  with DTC's normal  procedures,  transfers of  ownership of  certificates  will be executed through  DTC and the  accounts  of the  respective  participants  at DTC  will be  debited  and  credited.
Similarly,  the participants and indirect  participants  will make debits or credits,  as the case may be, on their records on behalf of the selling and purchasing beneficial owners.

         Under a  book-entry  format,  beneficial  owners  may  experience  delays  in  their  receipt  of payments,  since  distributions of principal and interest will be made by the securities  administrator to
Cede & Co.,  as  nominee  for DTC.  Payments  on  book-entry  certificates  held  through  Clearstream  or
Euroclear will be credited to the cash accounts of Clearstream  participants or Euroclear  participants in accordance  with the  relevant  system's  rules and  procedures,  to the extent  received by the  relevant depositary.  The payments will be subject to tax reporting in accordance  with relevant  United States tax laws and  regulations.  Because DTC can only act on behalf of financial  intermediaries,  the ability of a beneficial owner to pledge  book-entry  certificates to persons or entities that do not participate in the depositary system, or otherwise take actions relating to the book-entry  certificates,  may be limited due to the lack of physical  certificates.  In addition,  issuance of the book-entry  certificates  may reduce the  liquidity  of such  certificates  in the  secondary  market  since some  potential  investors  may be unwilling to purchase securities for which they cannot obtain physical certificates.

         DTC has advised the  securities  administrator  and the trustee that,  unless and until  physical certificates are issued, DTC will take any action permitted to be taken by a  certificateholder  under the pooling  agreement  only at the direction of one or more  financial  intermediaries  to whose DTC accounts the  book-entry  certificates  are  credited,  to the  extent  that the  actions  are  taken on  behalf of
financial  intermediaries  whose  holdings  include  the  book-entry  certificates.   Clearstream  or  the
Euroclear  operator,  as  the  case  may  be,  will  take  any  other  action  permitted  to be  taken  by certificateholders  under the  pooling  agreement  on behalf of a  Clearstream  participant  or  Euroclear participant  only in accordance  with its relevant  rules and procedures and subject to the ability of the relevant  depositary  to effect the  actions on its  behalf  through  DTC.  DTC may take  actions,  at the direction of the related  participants,  with respect to some  certificates  which  conflict  with actions taken relating to other certificates.

         Physical  certificates  will be issued to  beneficial  owners  or their  nominees,  respectively, rather than to DTC or its nominee,  only upon the events specified in the pooling  agreement.  Such events may include the  following:  (1) the depositor  advises the  securities  administrator  and the trustee in writing  that DTC is no longer  willing or able to properly  discharge  its  responsibilities  as clearing agency with  respect to the  book-entry  certificates  and the  depositor  is unable to locate a qualified successor  within 30 days or (2) after the occurrence of a default,  certificateholders  representing  not less  than  51% of the  aggregate  current  principal  amount  of the  applicable  securities  advise  the securities  administrator,  the trustee and DTC through participants in writing that the continuation of a book-entry  system  through  DTC (or a  successor  thereto)  is no  longer  in the  best  interest  of the certificateholders.

         Upon  its  receipt  of  notice  of the  occurrence  of any  event  described  in the  immediately preceding  paragraph,  the securities  administrator is required to request that DTC notify all beneficial owners through its  participants of the  availability of physical  certificates.  Upon surrender by DTC of the physical  certificates  representing  the  book-entry  certificates  and receipt of  instructions  for re-registration,  the  securities  administrator  will  reissue the  book-entry  certificates  as physical certificates  issued in the  respective  principal  amounts owned by  individual  beneficial  owners,  and thereafter  the securities  administrator  will  recognize  them as  certificateholders  under the pooling agreement.

         Although  DTC,  Clearstream  and Euroclear  have agreed to the  foregoing  procedures in order to facilitate  transfers of  certificates  among  participants of DTC,  Clearstream  and Euroclear,  they are under no  obligation  to  perform  or  continue  to  perform  the  procedures  and the  procedures  may be discontinued at any time. See Annex I to this prospectus supplement.

         The  depositor,  the  securities  administrator  and the trustee will have no  liability  for any aspect of the records  relating to or payments  made on account of beneficial  ownership  interests in the book-entry  certificates  held by Cede & Co.,  as nominee  for DTC,  or for  maintaining,  supervising  or reviewing any records relating to beneficial ownership interests or transfers thereof.

         For additional  information regarding DTC,  Clearstream,  Euroclear and the offered certificates, see "Description of the Securities—Form of Securities" and "—Global Securities" in the prospectus.

         Upon the issuance of physical  certificates  registered  in the name of persons other than Cede &
Co.,  distributions  will be made by the  securities  administrator  to the  persons  in whose  names such certificates  are  registered  at the  close of  business  on each  record  date,  which  will be the last business  day of the month  preceding  the month in which the  related  distribution  date  occurs.  These distributions  will be made by wire transfer to a United States dollar account  maintained by the payee at any United States depository  institution with appropriate  facilities for receiving such a wire transfer, provided,  however,  that the final payment in respect of the offered  certificates will be made only upon presentation  and  surrender  of the  respective  certificates  at the office or agency of the  securities administrator specified in the notice to certificateholders of such final payment.

         Physical  certificates,  if any, will be transferable and exchangeable on a certificate  register to be maintained by the securities  administrator at the office or agency of the securities  administrator maintained  for that purpose.  Physical  certificates  surrendered  to the  securities  administrator  for registration  of transfer or exchange  must be  accompanied  by a written  instrument  of transfer in form satisfactory to the securities  administrator.  Except with respect to the exchangeable  certificates,  no service  charge may be made for any  registration  of transfer or exchange of physical  certificates,  but payment of a sum  sufficient  to cover any tax or other  governmental  charge may be required.  The office or agency of the  securities  administrator  is currently  located at Sixth Street and  Marquette  Avenue,
Minneapolis, Minnesota 55479.

         A  "business  day" is  generally  any day other than a  Saturday,  a Sunday or a day on which the
Federal  Reserve Bank of New York is closed or on which  banking  institutions  in New York City or in any jurisdiction in which the securities  administrator  is located are obligated by law or executive order to be closed.

         The  offered  certificates  will not be  listed  on any  securities  exchange  or  quoted  in the automated  quotation  system of any  registered  securities  association.  As a result,  investors  in the offered  certificates  may experience  limited  liquidity.  See "Risk  Factors—The  absence of a secondary market may interfere with your ability to resell your certificates" in this prospectus supplement.

Exchangeable Certificates

         All or a portion of the  offered  certificates  (the  "Exchangeable  Certificates")  included  in
Group I, Group II, Group III and Group IV may be exchanged for a  proportionate  interest in certain other related offered  certificates  (the "Exchanged  Certificates"),  in the combinations  shown in Schedule A.
All or a  portion  of the  Exchanged  Certificates  may also be  exchanged  for the  related  Exchangeable
Certificates  in the same  manner.  This  process may occur  repeatedly  for a period of one year from the closing  date,  after  which  no  exchanges  will be  permitted  to be  made.  The  classes  of  Exchanged
Certificates  and  of  Exchangeable  Certificates  that  are  outstanding  at  any  given  time,  and  the outstanding  principal  amounts  and  notional  amounts of these  classes,  will  depend  upon any related distributions  of  principal or  reductions  in notional  amounts,  as well as any  exchanges  that occur.
Exchanged  Certificates  or  Exchangeable  Certificates  in any  combination  may be exchanged only in the proportion  that the  original  principal  amounts or notional  amounts of such  certificates  bear to one another as shown in Schedule A. Holders of Exchangeable  Certificates  will be the beneficial  owners of a proportionate  interest  in the  Exchanged  Certificates  in the related  group of combined  certificates, referred to herein as a Combination  Group,  and will receive a proportionate  share of the  distributions on those certificates.

Procedures

         If a certificateholder  wishes to exchange  certificates,  the certificateholder  must notify the
Securities Administrator by e-mail at  William.August@wellsfargo.com,  Michelle.Y.Treadwell@wellsfargo.com and  GCTSSPGTEAMB-2@wellsfargo.com  no later than seven  Business Days before the proposed  exchange date.
The  exchange  date can be any  Business  Day from the  25th day of the  month to the  second  to the last
Business Day of the month subject to the Securities  Administrator's  approval.  The notice must be on the
certificateholder's   letterhead,   carry  a  medallion  stamp  guarantee  and  set  forth  the  following information:  the CUSIP number of both  certificates  to be  exchanged  and  certificates  to be received, outstanding  principal  amount and/or  notional amount and the original  principal  amount and/or notional amount of the  certificates  to be  exchanged,  the  certificateholder's  DTC  participant  number and the proposed  exchange  date.  After  receiving  the  notice,  the  Securities  Administrator  will e-mail the
certificateholder   with  wire  payment  instructions   relating  to  the  exchange  fee.  The  Securities
Administrator  will notify the  Depositor of the proposed  exchange,  and the Depositor or an affiliate of the Depositor will apply for the CUSIP number for the exchanged  certificate.  The certificateholder  will utilize  the  Deposit  and  Withdrawal  System  at DTC to  exchange  the  certificates.  A notice  becomes irrevocable  on the seventh  Business Day before the  proposed  exchange  date.  In  connection  with each exchange,  the  certificateholder  must  pay the  Securities  Administrator  a fee  equal to  $5,000.  The
Securities  Administrator will make the first distribution on an Exchanged  Certificate or an Exchangeable
Certificate  received in an exchange  transaction on the  distribution  date in the following month to the certificateholder of record as of the close of business on the last day of the month of the exchange.

Additional Considerations

         The characteristics of the Exchangeable  Certificates will reflect,  in the aggregate,  generally the  characteristics  of the related Exchanged  Certificates.  Investors are encouraged to also consider a number of factors that will limit a  certificateholder's  ability to exchange  Exchanged  Certificates for
Exchangeable Certificates and vice versa:

         o    At the time of the proposed  exchange,  a  certificateholder  must own  certificates  of the related class or classes in the proportions necessary to make the desired exchange.

         o    A  certificateholder  that  does  not own the  certificates  may be  unable  to  obtain  the necessary Exchanged Certificates or Exchangeable Certificates.

         o    The  certificateholder of certificates required for a desired combination may refuse to sell them at a reasonable price (or any price) or may be unable to sell them.

         o    Certain  certificates may have been purchased or placed into other financial  structures and thus be unavailable.

         o    Principal  distributions  and  reductions  in notional  amounts  will  decrease  the amounts available for exchange over time.

         o    Only the combinations listed on Schedule A are permitted.

         o    The record dates for Exchangeable  Certificates and the Exchanged  Certificates that are the subject of the exchange must be the same.

Available Funds

         "Available  Funds" with respect to each Group,  will be an amount  equal to the  aggregate of the following (without duplication):

         o    all  previously  undistributed  payments on account of principal and interest  received with respect to the related Underlying Certificates, and

         o    the purchase  price  received in connection  with an optional  redemption of any  Underlying
              Certificates  by the  depositor or its  designee  under the related  underlying  pooling and servicing agreement, minus

         o    with respect to the Insured  Certificates  only,  the portion of the premium  payable to the
              Certificate Insurer from the related Underlying Certificates.

Distributions on the Offered Certificates

         On each  distribution  date, the securities  administrator  will withdraw the Available Funds for each Group from the Certificate  Account and apply them to pay to the related offered  certificates as set forth  below.  The premium due to the  Certificate  Insurer  will be paid on a first  priority  basis from interest  collections  allocable to the related class of Insured  Certificates  prior to  distributions to certificateholders.

         i.  With respect to Group I:

                  (A) to the Class I-A-1,  Class I-X-1,  Class I-X-2,  Class I-X-3,  Class I-X-4 and Class
I-X-5  Certificates,  on a pro rata basis,  from  amounts in respect of  interest  received on the Group I
Underlying  Certificates,  interest  accrued  on the  offered  certificates  during the  related  interest accrual period for that  distribution  date at the applicable  pass-through  rate on the current principal amount or notional amount,  as applicable,  of such  certificates  immediately  prior to that distribution date; and

                  (B) to the Class I-A-1  Certificates,  from amounts in respect of principal  received on the Group I Underlying  Certificates,  a  distribution,  in reduction of the current  principal  amount of such certificates, until the current principal amount of such certificates has been reduced to zero.

         ii.  With respect to Group II:

                  (A) to the Class II-A-1,  Class II-X-1,  Class  II-X-2,  Class II-X-3,  Class II-X-4 and
Class  II-X-5  Certificates,  on a pro rata basis,  from  amounts in respect of  interest  received on the
Group II  Underlying  Certificates,  interest  accrued on the  offered  certificates  during  the  related interest  accrual period for that  distribution  date at the applicable  pass-through  rate on the current principal  amount or notional  amount,  as  applicable,  of such  certificates  immediately  prior to that distribution date; and

                  (B) to the Class II-A-1  Certificates,  from amounts in respect of principal received on the Group II Underlying  Certificates,  a distribution,  in reduction of the current  principal  amount of such certificates, until the current principal amount of such certificates has been reduced to zero.

         iii.  With respect to Group III:

                  (A) to the Class III-A-1,  Class III-X-1,  Class III-X-2,  Class III-X-3,  Class III-X-4
and Class III-X-5  Certificates,  on a pro rata basis, from amounts in respect of interest received on the
Group III  Underlying  Certificates,  interest  accrued on the  offered  certificates  during the  related interest  accrual period for that  distribution  date at the applicable  pass-through  rate on the current principal  amount or notional  amount,  as  applicable,  of such  certificates  immediately  prior to that distribution date; and

                  (B) to the Class  III-A-1  Certificates,  from amounts in respect of principal  received on the Group III Underlying  Certificates,  a distribution,  in reduction of the current  principal amount of such certificates, until the current principal amount of such certificates has been reduced to zero.

         iv.  With respect to Group IV:

                  (A) to the Class IV-A-1,  Class IV-X-1,  Class  IV-X-2,  Class IV-X-3,  Class IV-X-4 and
Class  IV-X-5  Certificates,  on a pro rata basis,  from  amounts in respect of  interest  received on the
Group IV  Underlying  Certificates,  interest  accrued on the  offered  certificates  during  the  related interest  accrual period for that  distribution  date at the applicable  pass-through  rate on the current principal  amount or notional  amount,  as  applicable,  of such  certificates  immediately  prior to that distribution date; and

                  (B) to the Class IV-A-1  Certificates,  from amounts in respect of principal received on the Group IV Underlying  Certificates,  a distribution,  in reduction of the current  principal  amount of such certificates, until the current principal amount of such certificates has been reduced to zero.

         v.  With respect to Group V:

                  (A)  from   amounts  in  respect  of  interest   received  on  the  Group  V  Underlying
Certificates,  first,  to the Class  V-A-1  Certificates,  interest  accrued on the  offered  certificates during the related  interest  accrual period for that  distribution  date at the  applicable  pass-through rate on the current  principal amount of such certificates  immediately  prior to that distribution  date, and second,  to the  Certificate  Insurer,  any accrued and unpaid  Reimbursement  Amounts  payable to the
Certificate  Insurer for that  distribution  date in respect of any Deficiency Amount described in clauses
(a)(1) or (b)(x) of such definition set forth herein under "The Certificate Insurance Policy"; and

                  (B)  from  amounts  in  respect  of  principal   received  on  the  Group  V  Underlying
Certificates,  first,  to the Class  V-A-1  Certificates,  a  distribution,  in  reduction  of the current principal amount of such  certificates,  until the current principal amount of such certificates have been reduced to zero, and second,  to the Certificate  Insurer,  any accrued and unpaid  Reimbursement  Amounts payable  to the  Certificate  Insurer  for that  distribution  date in respect  of any  Deficiency  Amount described in clauses (a)(2) or (b)(y) of such definition.

         vi.  With respect to Group VI:

                  (A)  from  amounts  in  respect  of  interest   received  on  the  Group  VI  Underlying
Certificates,  first,  to the Class  VI-A-1  Certificates,  interest  accrued on the offered  certificates during the related  interest  accrual period for that  distribution  date at the  applicable  pass-through rate on the current  principal amount of such certificates  immediately  prior to that distribution  date, and second,  to the  Certificate  Insurer,  any accrued and unpaid  Reimbursement  Amounts  payable to the
Certificate  Insurer for that  distribution  date in respect of any Deficiency Amount described in clauses
(a)(1) or (b)(x) of such definition set forth herein under "The Certificate Insurance Policy"; and

                  (B)  from  amounts  in  respect  of  principal  received  on  the  Group  VI  Underlying
Certificates,  first,  to the Class  VI-A-1  Certificates,  a  distribution,  in  reduction of the current principal amount of such  certificates,  until the current principal amount of such certificates have been reduced to zero, and second,  to the Certificate  Insurer,  any accrued and unpaid  Reimbursement  Amounts payable  to the  Certificate  Insurer  for that  distribution  date in respect  of any  Deficiency  Amount described in clauses (a)(2) or (b)(y) of such definition.

         vii.  With respect to Group VII:

                  (A)  from  amounts  in  respect  of  interest  received  on  the  Group  VII  Underlying
Certificates,  first,  to the Class VII-A-1  Certificates,  interest  accrued on the offered  certificates during the related  interest  accrual period for that  distribution  date at the  applicable  pass-through rate on the current  principal amount of such certificates  immediately  prior to that distribution  date, and second,  to the  Certificate  Insurer,  any accrued and unpaid  Reimbursement  Amounts  payable to the
Certificate  Insurer for that  distribution  date in respect of any Deficiency Amount described in clauses
(a)(1) or (b)(x) of such definition set forth herein under "The Certificate Insurance Policy"; and

                  (B)  from  amounts  in  respect  of  principal  received  on the  Group  VII  Underlying
Certificates,  first,  to the Class  VII-A-1  Certificates,  a  distribution,  in reduction of the current principal amount of such  certificates,  until the current principal amount of such certificates have been reduced to zero, and second,  to the Certificate  Insurer,  any accrued and unpaid  Reimbursement  Amounts payable  to the  Certificate  Insurer  for that  distribution  date in respect  of any  Deficiency  Amount described in clauses (a)(2) or (b)(y) of such definition.

         viii.  With respect to Group VIII:

                  (A)  from  amounts  in  respect  of  interest  received  on the  Group  VIII  Underlying
Certificates,  first, to the Class VIII-A-1  Certificates,  interest  accrued on the offered  certificates during the related  interest  accrual period for that  distribution  date at the  applicable  pass-through rate on the current  principal amount of such certificates  immediately  prior to that distribution  date, and second,  to the  Certificate  Insurer,  any accrued and unpaid  Reimbursement  Amounts  payable to the
Certificate  Insurer for that  distribution  date in respect of any Deficiency Amount described in clauses
(a)(1) or (b)(x) of such definition set forth herein under "The Certificate Insurance Policy"; and

                  (B) from  amounts  in  respect  of  principal  received  on the  Group  VIII  Underlying
Certificates,  first,  to the Class VIII-A-1  Certificates,  a  distribution,  in reduction of the current principal amount of such  certificates,  until the current principal amount of such certificates have been reduced to zero, and second,  to the Certificate  Insurer,  any accrued and unpaid  Reimbursement  Amounts payable  to the  Certificate  Insurer  for that  distribution  date in respect  of any  Deficiency  Amount described in clauses (a)(2) or (b)(y) of such definition.

         ix.  With respect to Group IX:

                  (A)  from  amounts  in  respect  of  interest   received  on  the  Group  IX  Underlying
Certificates,  first,  to the Class  IX-A-1  Certificates,  interest  accrued on the offered  certificates during the related  interest  accrual period for that  distribution  date at the  applicable  pass-through rate on the current  principal amount of such certificates  immediately  prior to that distribution  date, and second,  to the  Certificate  Insurer,  any accrued and unpaid  Reimbursement  Amounts  payable to the
Certificate  Insurer for that  distribution  date in respect of any Deficiency Amount described in clauses
(a)(1) or (b)(x) of such definition set forth herein under "The Certificate Insurance Policy"; and

                  (B)  from  amounts  in  respect  of  principal  received  on  the  Group  IX  Underlying
Certificates,  first,  to the Class  IX-A-1  Certificates,  a  distribution,  in  reduction of the current principal amount of such  certificates,  until the current principal amount of such certificates have been reduced to zero, and second,  to the Certificate  Insurer,  any accrued and unpaid  Reimbursement  Amounts payable  to the  Certificate  Insurer  for that  distribution  date in respect  of any  Deficiency  Amount described in clauses (a)(2) or (b)(y) of such definition.

         x.       With respect to Group X:

                  (A) to the Class  X-A-1  Certificates  and the Class X-X-1  Certificates,  on a pro rata basis,  from  amounts in respect of interest  received on the Group X  Underlying  Certificates,  interest accrued on the offered  certificates  during the related  interest  accrual  period for that  distribution date at the  applicable  pass-through  rate  on the  current  principal  amount  or  notional  amount,  as applicable, of such certificates immediately prior to that distribution date; and

                  (B) to the Class X-A-1  Certificates,  from amounts in respect of principal  received on the Group X Underlying  Certificates,  a  distribution,  in reduction of the current  principal  amount of such certificates, until the current principal amount of such certificates has been reduced to zero.

         The "current  principal  amount" of any related offered  certificate as of any distribution  date will equal that  certificate's  initial  principal  amount on the closing  date, as reduced by all amounts distributed on previous distribution dates on that certificate on account of principal.

Distributions on the Exchangeable Certificates
         In the event that Exchanged  Certificates  comprising a Combination Group are exchanged for their related  Exchangeable  Certificates,  such  Exchangeable  Certificates will be entitled to a proportionate share of the principal  distributions on each class of Exchanged  Certificates in such Combination  Group.
In addition,  Exchangeable  Certificates will bear a proportionate share of losses and interest shortfalls allocable to each class of Exchanged Certificates in such Combination Group.

Calculation of Interest

         Interest  will  accrue  during  the  preceding  interest  accrual  period at its then  applicable pass-through rate on the current principal amount of the offered  certificates  immediately  preceding the related  distribution  date.  Accrued  interest is calculated on the basis of a 360-day year consisting of twelve 30-day months.

         The "interest  accrual  period" for each  distribution  date will be the calendar month preceding the month in which each  distribution  date occurs.  The initial interest accrual period will be deemed to have commenced on the cut-off date.

         The   "pass-through   rate"  on  the  offered   certificates  is  set  forth  under  "Summary  of
Terms—Pass-Through Rate."

         No interest  will be payable  with  respect to the offered  certificates  after the  distribution date on which the outstanding  current  principal  amount of the offered  certificates has been reduced to zero.

Allocation of Realized Losses

         Realized  losses  represent the excess of the stated  principal  balance of a defaulted  mortgage loan underlying the Underlying  Certificates over the net liquidation  proceeds that are allocated to such
Underlying  Certificates.   On  any  distribution  date,  following  distributions  to  be  made  on  that distribution  date, any realized losses allocated to the Underlying  Certificates will be allocated to the principal  bearing  certificates  of the related  Group.  Subsequent  recoveries  on the related  mortgage loans which are payable to the  Underlying  Certificates  relating  to the  Insured  Certificates  will be
allocated  first  to  the  Certificate  Insurer  for  payment  of  any  Reimbursement   Amounts  for  such
distribution  date in respect of any  Deficiency  Amount,  but only up to the amount  actually paid by the
Certificate Insurer on the related Insured Certificates.

                                     THE CERTIFICATE INSURANCE POLICY

         The  following is a summary of terms of the  certificate  insurance  policy,  referred to in this prospectus  supplement as the Policy,  to be issued by Ambac  Assurance  Corporation,  or the  Certificate
Insurer.

         The  Certificate  insurer  will issue the Policy for the  benefit of the  holders of the  Insured
Certificates.  The  Certificate  Insurer,  in  consideration  of the payment of the premium and subject to the terms of the Policy,  unconditionally  guarantees the payment of Insured Amounts (as defined below) to the  Securities  Administrator  on behalf of the  holders of the  Insured  Certificates.  The  Certificate
Insurer  will pay  Insured  Amounts  which  are Due for  Payment  (as  defined  below)  to the  Securities
Administrator  on the  later of (1) the  distribution  date the  Insured  Amount is  distributable  to the holders  of the  Insured  Certificates  under the  pooling  agreement,  and (2) the  second  business  day following the business day upon which the Certificate  Insurer shall have received  telephonic or telecopy notice,  subsequently  confirmed in writing the original of which is sent by registered or certified mail, from the Securities  Administrator,  specifying that an Insured Amount is due in accordance with the terms of the Policy;  provided  that, if such notice is received  after 12:00 noon,  New York City time, on such business day, it shall be deemed to be received on the  following  business day. If any such notice is not in proper form or is otherwise  insufficient for the purpose of making a claim under the Policy,  it shall be deemed not to have been  received for purposes of this  paragraph,  and the  Certificate  Insurer shall promptly so advise the Securities  Administrator  and the Securities  Administrator  may submit an amended or corrected notice.

         The  Certificate  Insurer's  obligation  under the Policy will be  discharged  to the extent that funds paid under the Policy are  received by the Trustee or the  Securities  Administrator  for payment to the holders of the Insured  Certificates  whether or not those funds are  properly  paid by the Trustee or the  Securities  Administrator.  Payments  of Insured  Amounts  will be made only at the time set forth in the Policy,  and no  accelerated  payments of Insured  Amounts  will be made at any earlier date under any circumstances,  unless  at  the  sole  option  of the  Certificate  Insurer.  The  terms  of  the  Insured
Certificates do not permit any acceleration.

         For  purposes of the  Policy,  a holder  does not and may not  include  any of the  Trustee,  the
Sponsor or the  Depositor,  or any of their  affiliates,  unless  otherwise  agreed to by the  Certificate
Insurer.
         The  Policy  will  not  cover  prepayment  interest  shortfalls,  basis  risk  shortfalls  or any shortfalls  resulting  from the  application of the Relief Act or similar state laws  attributable  to the underlying  mortgage  loans  that are  allocated  to the  Underlying  Certificates.  The  Policy  does not guarantee  to the holders of the Insured  Certificates  any  particular  rate of  principal  payment.  The
Policy does not cover  shortfalls,  if any,  attributable  to the liability of the underlying  trust,  any
REMIC in the underlying  trust, the underlying  securities  administrator,  the underlying  trustee or any holder of an Underlying  Certificate  for withholding  taxes, if any (including  interest and penalties in respect of any liability for withholding  taxes).  The Policy does not cover the failure of the underlying trustee or the  underlying  securities  administrator  to make any payment  required  under the underlying pooling  agreement to the holders of the Underlying  Certificates.  The Policy does not cover  shortfalls, if any,  attributable  to the liability of the Trust,  the  Securities  Administrator,  the Trustee or any
holder of an Insured  Certificate  for  withholding  taxes,  if any  (including  interest and penalties in respect of any liability for withholding  taxes).  The Policy does not cover the failure of the Trustee or the Securities  Administrator to make any payment  required under the Pooling  Agreement to the holders of the Insured Certificates. The Policy does not cover any risk other than Nonpayment as defined below.

         No person other than the Securities Administrator shall be entitled to present the Notice.

         The  Certificate  Insurer  will be  subrogated  to the  rights  of  each  holder  of any  Insured
Certificates to the extent of any payment by the Certificate Insurer under the Policy.

         The  Certificate  Insurer  agrees that if it shall be  subrogated to the rights of the holders of any Insured  Certificates,  no recovery of such payment will occur unless the full amount of such holders'
allocable  distributions  for such  distribution  date can be made. In so doing,  the Certificate  Insurer does not waive its rights to seek full  payment of all  Reimbursement  Amounts (as defined  below) owed to it under the pooling agreement.

         The Policy and the obligations of the Certificate  Insurer  thereunder will terminate without any action on the part of the  Certificate  Insurer  or any other  person on the date that is one year and one day  following  the  earlier  to occur of (i) the date on which  all  amounts  required  to be paid on the
Insured  Certificates  have been paid in full and (ii) the Final  Distribution  Date (as  defined  below).
Upon  termination  of the Policy,  the Trustee  will  forthwith  deliver the original of the Policy to the
Certificate Insurer.

         Pursuant  to the Policy,  the  Certificate  Insurer  will pay any  Preference  Amount (as defined below)  when due to be paid  pursuant to the Order (as defined  below),  but in any event no earlier  than the third business day following  receipt by the  Certificate  Insurer of (i) a certified copy of a final, non-appealable  order of a court or other body exercising  jurisdiction  in such insolvency  proceeding to the  effect  that the  Trustee,  the  Securities  Administrator  or holder of an Insured  Certificate,  as applicable,  is required to return such Preference  Amount paid during the term of the Policy because such payments  were avoided as a  preferential  transfer or  otherwise  rescinded or required to be restored by the Trustee,  the Securities  Administrator  or holder of an Insured  Certificate  (the  "Order"),  (ii) a notice by or on behalf of the Trustee,  the Securities  Administrator or holder of an Insured  Certificate that the  Order  has been  entered  and is not  subject  to any  stay,  (iii) an  assignment,  in form and substance  satisfactory  to the  Certificate  Insurer,  duly  executed  and  delivered  by the  Securities
Administrator or holder of an Insured  Certificate,  irrevocably  assigning to the Certificate Insurer all rights and claims of the  Trustee or such  holder  relating  to or  arising  under the  pooling  agreement against  the trust fund or  otherwise  with  respect to such  Preference  Amount and (iv) a notice (in the form  provided in the Policy)  appropriately  completed  and  executed  by the  Securities  Administrator;
provided,  that if such  documents are received after 12:00 noon, New York City time on such business day, they will be deemed to be received the following  business day;  provided  further,  that the  Certificate
Insurer  shall not be obligated to make any payment in respect of any  Preference  Amount  representing  a payment of principal on the Insured  Certificates  prior to the time the  Certificate  Insurer  would have been required to make a payment in respect of such  principal  pursuant to the Policy.  Such payment shall be disbursed to the receiver,  conservator,  debtor-in-possession  or trustee in  bankruptcy  named in the
Order, and not to the Trustee,  the Securities  Administrator  or the holders of the Insured  Certificates directly,  unless a holder of an Insured  Certificate  has made a payment of the Preference  Amount to the court or such receiver,  conservator,  debtor-in-possession  or trustee in bankruptcy  named in the Order, in which case the Certificate  Insurer will pay to the Securities  Administrator on behalf of such holder, subject to the  delivery of (a) the items  referred to in clauses (i),  (ii),  (iii) and (iv) above to the
Certificate  Insurer and (b) evidence  satisfactory to the Certificate  Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

         As used in the Policy, the following terms shall have the following meanings:

         "Current  Interest" shall mean, with respect to each class of the Insured  Certificates  and each distribution  date, the interest accrued at the applicable  pass-through rate for the applicable  Interest
Accrual Period on the Current  Principal  Amount of such class,  reduced by any shortfalls  resulting from prepayment  interest  shortfalls,  basis risk shortfalls or any shortfalls  resulting from the application of the Relief Act or similar state laws  attributable  to the  underlying  mortgage loans and allocated to the  related  Underlying  Certificates.  In  addition,  the  Policy  does not cover  the other  exceptions described above in this section "The Certificate Insurance Policy."

         "Deficiency  Amount"  shall mean with respect to any Class of Insured  Certificates,  (a) for any distribution  date  prior to the  Final  Distribution  Date,  the sum of (1) the  excess,  if any,  of the
Current Interest on such Insured  Certificates  over the funds available on such  distribution date to pay the Current  Interest on such Insured  Certificates,  and (2) the amount,  if any, of any realized  losses
allocable  to  such  Insured   Certificates  on  such  distribution  date  (after  giving  effect  to  all distributions  to be made  thereon on such  distribution  date other than  pursuant to the Policy) and (b)
for the Final  Distribution  Date,  the sum of (x) the amount set forth in clause (a)(1) above and (y) the outstanding  current principal amount of such Insured  Certificates after giving effect to all payments of principal on such Insured  Certificates on such Final  Distribution  Date,  other than pursuant to a claim on the Policy on that distribution date.

         "Due For Payment" shall mean with respect to an Insured Amount,  the  distribution  date on which
Insured Amounts are due and payable pursuant to the terms of the pooling agreement.

         "Final  Distribution  Date" shall mean for each class of Insured  Certificates,  the distribution date occurring in October 2037.

         "Insured  Amounts"  shall  mean,  with  respect  to each class of  Insured  Certificates  and any distribution date, any Deficiency Amount for such class for such distribution date.

         "Insured  Payments" shall mean, with respect to any  distribution  date and each class of Insured
Certificates,   the  aggregate  amount  actually  paid  by  the  Certificate  Insurer  to  the  Securities
Administrator  in  respect  of (i)  Insured  Amounts  for  such  class  for a  distribution  date and (ii)
Preference Amounts for such class for any given business day.

         "Late Payment Rate" shall mean for any  distribution  date,  the lesser of (i) the greater of (a)
the rate of interest,  as it is publicly announced by Citibank,  N.A. at its principal office in New York,
New York as its prime rate (any  change in such prime rate of interest  to be  effective  on the date such change is  announced by Citibank,  N.A.) plus 2% and (b) the then  applicable  highest rate of interest on the related Insured  Certificates and (ii) the maximum rate permissible  under applicable usury or similar laws limiting  interest  rates.  The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

         "Nonpayment"  shall mean,  with respect to any  distribution  date, when an Insured Amount is Due
For Payment but has not been paid pursuant to the pooling agreement.

         "Preference  Amount"  means any amount  payable on any class of Insured  Certificates,  which has become  Due For  Payment  and which is made to such  Insured  Certificates  by or on behalf of the  Trust, which has been deemed a preferential  transfer and  theretofore  recovered from its holder pursuant to the
United States  Bankruptcy  Code in accordance  with a final,  nonappealable  order of a court of competent jurisdiction.

         "Reimbursement  Amount" shall mean,  with respect to each class of Insured  Certificates  and any distribution  date,  (i) all Insured  Payments  paid by the  Certificate  Insurer to the related  class of certificates,  but for which the Certificate  Insurer has not been reimbursed  prior to such  distribution date, plus (ii) interest  accrued on such Insured  Payments not previously  repaid  calculated at the Late
Payment Rate, from the date such Insured Payments were made.

         The  Policy is not  cancelable.  The  premium  on the  Policy is not  refundable  for any  reason including payment, or provision being made for payment, prior to maturity of the Insured Certificates.

         The  Policy is issued  under and  shall be  construed  under,  the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         THE INSURANCE PROVIDED BY THE POLICY IS NOT COVERED BY THE  PROPERTY/CASUALTY  INSURANCE SECURITY
FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

                                         THE CERTIFICATE INSURER

         The  information  set forth in the  following  paragraphs  has been  provided by Ambac  Assurance
Corporation, the Certificate Insurer.

General

         Ambac Assurance  Corporation  ("Ambac") is a leading financial  guarantee  insurance company that is primarily  engaged in  guaranteeing  public finance and structured  finance  obligations.  Ambac is the successor to the founding  financial  guarantee  insurance  company,  which wrote the first bond insurance policy in 1971.  Ambac is licensed to transact  financial  guarantee and surety business in all 50 states, the District of Columbia,  the  Commonwealth  of Puerto Rico,  the  Territory of Guam and the U.S.  Virgin
Islands.  Ambac is subject to the insurance laws and  regulations of the State of Wisconsin,  its state of incorporation,  and the  insurance  laws and  regulations  of other  states  in  which it is  licensed  to transact  business.  Ambac is a wholly-owned  subsidiary of Ambac Financial Group,  Inc.("Ambac  Financial
Group"),  a 100%  publicly-held  company.  Ambac has  earned  triple-A  financial  strength  ratings  from
Moody's  Investors  Service,  Inc.,  Standard  & Poor's  Ratings  Services,  Fitch,  Inc.,  and Rating and
Investment Information, Inc.

Capitalization

         The following table sets forth the  capitalization  of Ambac and  subsidiaries as of December 31,
2004,  December  31,  2005  and June 30,  2006 in  conformity  with U. S.  generally  accepted  accounting principles.

                                                  Ambac Assurance Corporation and Subsidiaries

                                                       CONSOLIDATED CAPITALIZATION TABLE

                                                             (Dollars in Millions)

                                                             December 31, 2004           December 31, 2005              June 30, 2006
                                                                                                                          (unaudited)
___________________________________________________________________________________________________________________________________________
Unearned premiums....................................                  $2,783                      $2,966                        $3,052
Long-term debt                                                          1,074                       1,042                           972
Other liabilities....................................                   2,199                       1,996                         1,770
Total liabilities....................................                   6,056                       6,004                         5,794
Stockholder's equity
   Common stock......................................                      82                          82                            82
   Additional paid-in capital........................                   1,233                       1,453                         1,467
   Accumulated other comprehensive income............                     238                         137                            10
   Retained earnings.................................                   4,094                       4,499                         4,875
Total stockholder's equity...........................                   5,647                       6,171                         6,434
Total liabilities and stockholder's equity...........                 $11,703                     $12,175                       $12,228

         There has been no material adverse change in the  capitalization  of Ambac and subsidiaries  from
June 30, 2006 to the date of this prospectus supplement.

         For additional financial  information  concerning Ambac, see the audited  consolidated  financial statements of Ambac incorporated by reference herein.

Incorporation of Certain Documents by Reference

         The  portions  of the  following  documents  relating  to Ambac,  which  have been filed with the
Securities and Exchange  Commission  (the  "Commission")  by Ambac Financial  Group,  Inc. (the Securities
Exchange Act of 1934, as amended (the "Exchange Act"),  registration number No.1-10777),  are incorporated by reference into this prospectus  supplement.  Any information  referenced in this way is considered part of this prospectus supplement.

              o   Ambac  Financial  Group's  Annual Report on Form 10-K for the fiscal year ended December
                  31, 2005 and filed on March 13, 2006;

              o   Ambac Financial Group's Current Report on Form 8-K dated and filed on April 26, 2006;

              o   Ambac  Financial  Group's  Quarterly  Report on Form  10-Q for the three – month  period ended March 31, 2006 and filed on May 10, 2006;

              o   Ambac Financial Group's Current Report on Form 8-K dated and filed on July 26, 2006;

              o   Ambac  Financial  Group's  Current  Report on Form 8-K dated July 25,  2006 and filed on
                  July 26, 2006; and

              o   Ambac Financial  Group's  Quarterly  Report on Form 10-Q for the three – and six - month periods ended June 30, 2006 and filed on August 9, 2006.

         Ambac's  consolidated  financial  statements  and all  other  information  relating  to Ambac and subsidiaries  included in Ambac Financial  Group's  periodic  reports filed with the SEC subsequent to the date  of  this  prospectus  supplement  and  prior  to the  termination  of the  offering  of the  offered certificates  shall,  to the extent  filed  (rather  than  furnished  pursuant to Item 9 of Form 8-K),  be deemed to be incorporated  by reference into this  prospectus  supplement and to be a part hereof from the respective dates of filing of such reports.

         Any statement  contained in a document  incorporated  in the  prospectus  supplement by reference shall be modified  or  superseded  for the  purposes of this  prospectus  supplement  to the extent that a statement  contained  in a  subsequently  filed  document  incorporated  by reference  herein  modifies or supersedes  such  statement.  Any  statement so modified or superseded  shall not be deemed,  except as so modified or superseded, to constitute a part of this prospectus supplement.

         Copies of all  information  regarding  Ambac that is incorporated by reference in this prospectus supplement  can be read and copied at the  Commission's  website at , the  Commission's  public  reference room at 100 F Street,  N.E.,  Washington,  D.C.  20549,  and the offices of the NYSE, 11 Wall Street,  New
York,  New York 10005.  Copies of Ambac's  annual  statement for the year ended December 31, 2005 prepared on the basis of  accounting  practices  prescribed  or permitted  by the State of Wisconsin  Office of the
Commissioner   of  Insurance,   are  available   without  charge  from  Ambac.   The  address  of  Ambac's
administrative  offices and its telephone  number are One State Street Plaza,  19th Floor,  New York,  New
York 10004 and (212) 668-0340.

Other Information

         Ambac  makes  no  representation  regarding  the  offered  certificates  or the  advisability  of investing in the offered  certificates.  Ambac has not  independently  verified,  is not responsible  for, and makes no representation  regarding, the accuracy or completeness of this prospectus supplement,  other than the  information  supplied by Ambac and  presented,  included or  incorporated  by  reference in this prospectus supplement under the heading "The Certificate Insurer."

         THE POLICY IS NOT COVERED BY THE  PROPERTY/CASUALTY  SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE
NEW YORK INSURANCE LAW.

                                   YIELD AND PREPAYMENT CONSIDERATIONS

General

            The yield to maturity and weighted average life of the offered  certificates  will be affected by, among other  things,  the amount and timing of principal  payments,  including  prepayments  (for this purpose the term "prepayments"  includes payments resulting from refinancing,  liquidations,  purchases by the original  transferors or others and guaranty  payments),  and interest  payments on the mortgage loans underlying  the  Underlying  Certificates  (the  "mortgage  loans"),  the  payment  priorities  and  other characteristics  of the  Underlying  Certificates,  the purchase  price paid for the offered  certificates and, if  applicable,  the  occurrence of an optional  termination  with respect to the related  Underlying
Certificates.  The yield to maturity of each class of Exchangeable  Certificates  will depend on the yield to maturity of the related classes of the related  Exchanged  Certificates.  No  representation is made as to the anticipated  rate of prepayments on the mortgage loans or the anticipated  yield to maturity of the offered  certificates.  Prospective  investors  are  urged  to  consider  their  own  estimates  as to the anticipated  rate of  future  prepayments  on the  mortgage  loans  and  the  suitability  of the  offered certificates to their investment  objectives.  If prevailing  mortgage rates fall significantly  below the mortgage rates on the mortgage  loans,  the mortgage  loans are likely to be subject to higher  prepayment rates  than if  prevailing  rates  remain at or above the  mortgage  rates on the  mortgage  loans.  Other factors  affecting  prepayments  of mortgage  loans include  changes in  mortgagors'  housing  needs,  job transfers, unemployment, net equity in the mortgaged properties and servicing decisions.

         Timing of Payments and Distributions.  The timing and amount of payments,  including prepayments, on the  mortgage  loans  may  significantly  affect  an  investor's  yield.  In  general,  the  earlier  a prepayment of principal on the mortgage  loans,  the greater will be the effect on an investor's  yield to maturity  on a  related  certificate.  As a  result,  the  effect  on an  investor's  yield  of  principal prepayments  occurring at a rate higher (or lower) than the rate  anticipated  by the investor  during the period immediately  following the issuance of the offered  certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal  prepayments  on the mortgage  loans  underlying the
Underlying Certificates.

         Discounts  and  Premiums.  In the case of any offered  certificates  purchased  at a discount,  a slower than anticipated rate of principal  payments,  other things being equal,  could result in an actual yield that is lower than the  anticipated  yield. In the case of any offered  certificates  purchased at a premium, a faster than anticipated rate of principal  payments,  other things being equal, could result in an actual yield that is lower than the anticipated yield.

         Reinvestment Risk.  Because the mortgage loans may be prepaid,  it is not possible to predict the rate at which  distributions  on the offered  certificates  will be received.  Since  prevailing  interest rates are subject to  fluctuation,  there can be no assurance that  investors in the offered  certificates will be able to reinvest  the  distributions  thereon at yields  equaling or  exceeding  the yields on the offered  certificates.  Yields  on any such  reinvestments  may be  lower,  and may even be  significantly lower,  than yields on the offered  certificates.  Conversely,  when  prevailing  interest  rates decline, prepayment  rates on mortgage  loans tend to increase,  resulting in a greater rate of return of principal to investors at a time when reinvestment at comparable yields may not be possible.

Final Distribution Date

         The "Final  Distribution Date " for the offered  certificates  related to Group I and Group II is in August 2036. The Final  Distribution Date for the offered  certificates  related to Group III and Group
IV is in July 2036. The Final  Distribution  Date for the offered  certificates  related to Group V, Group
VI, Group VII,  Group VIII and Group IX is in October 2037.  The Final  Distribution  Date for the offered certificates  related to Group X is in August 2036. Since the rate of payment  (including  prepayments) of principal on the mortgage  loans  underlying  the  Underlying  Certificates  can be expected to exceed the rate  of  payments  used  in  calculating  such  final  scheduled  distribution,  the  date  of the  final distribution on the offered  certificates is expected to be earlier,  and could be substantially  earlier, than the Final Distribution Date.  See "The Pooling Agreement–Termination" in this prospectus supplement.

                                          THE POOLING AGREEMENT

General

         The offered  certificates will be issued pursuant to the pooling agreement.  Reference is made to the  prospectus  for important  information  additional  to that set forth herein  regarding the terms and conditions of the pooling  agreement  and the offered  certificates.  The depositor  will file the pooling agreement with the Securities and Exchange Commission in a report on Form 8-K following the closing date.

Voting Rights

         With  respect  to any date of  determination,  the  voting  rights  will be  allocated  among the offered  certificates  based upon their respective  current principal amounts or current notional amounts, as applicable.  The trustee,  acting on behalf of the trust,  may be asked to vote on issues arising under the  related  underlying  pooling and  servicing  agreement.  If so, the  trustee  will vote each class of
Underlying  Certificates as instructed by the holders of the related offered certificates  evidencing more than 50% of the aggregate  current  principal amount of such offered  certificates.  So long as an insurer event of default has not  occurred  and is not  continuing,  the  Certificate  Insurer will be entitled to exercise the voting,  consent,  directing  and other  control  rights of the holders of the Group V, Group
VI, Group VII, Group VIII and Group IX Certificates  without the consent of such holders,  and the holders of such Certificates may exercise such voting,  consent,  directing and other control rights only with the prior written consent of the Certificate Insurer.

Assignment of Underlying Certificates

         At the time of issuance of the  offered  certificates,  the  depositor  will sell the  Underlying
Certificates  to the trustee on behalf of the trust.  The depositor  will  represent,  among other things, that as of the  closing  date  (i) it is the owner of the  Underlying  Certificates  free and clear of any lien or adverse  interests of any person and  (ii) that it has  acquired its  ownership in the  Underlying
Certificates in good faith without notice of any adverse claim.

         Upon discovery or receipt of notice by any of the  depositor,  the  securities  administrator  or the  trustee  of a  breach  of  any  of  the  representations  and  warranties  regarding  the  Underlying
Certificates  which  materially  and  adversely  affects  the  interests  of the  holders  of the  offered certificates,  the depositor,  the securities  administrator,  the Certificate Insurer or the trustee, the party  discovering  such breach will give prompt  notice to the other.  Within  thirty days of the earlier of either  discovery by or notice to the depositor of any such breach,  the  depositor  shall use its best efforts  promptly to cure such breach in all material  respects and, if such breach  cannot be cured,  the depositor  shall,  at the  election  of holders of more than 50% of the  current  principal  amount of the offered  certificates,  repurchase  the  Underlying  Certificates  affected by the breach at a  repurchase price  equal to the  outstanding  principal  amount  thereof  as of the date of  repurchase  plus  accrued interest thereon.

The Certificate Account

         The  securities   administrator   will  cause  all  distributions   received  on  the  Underlying
Certificates on behalf of the trustee as holder of the Underlying  Certificates,  from whatever source, to be deposited  directly  into one or more accounts held in trust by the  securities  administrator  for the benefit of the  certificateholders  (such accounts  referred to  collectively  herein as the  "Certificate
Account").   The  securities   administrator  shall  be  entitled  to  any  investment  income  earned  on distributions  on the  Underlying  Certificates  pending  distribution  to  the  holders  of  the  offered certificates.

Reports to Certificateholders

         On each  distribution  date, the securities  administrator  will make available to each holder of the offered certificates,  the depositor,  the trustee, the Certificate Insurer and the rating agencies, a statement  setting forth certain  information  with respect to the  composition  of the payment being made and certain other information relating to the offered certificates and the Underlying Certificates.

         The   securities   administrator   will  make  that   statement   available  via  the  securities
administrator's  internet  website.  The  securities  administrator's  internet  website will initially be located at  "www.ctslink.com."  Assistance in using the website can be obtained by calling the  securities administrator's  customer  service  desk at  301-815-6600.  Parties  that  are  unable  to use  the  above distribution  options  are  entitled  to have a paper copy  mailed to them via first class mail by calling the  customer  service desk and  indicating  such.  The  securities  administrator  will have the right to change the way these reports are  distributed in order to make the  distribution  more  convenient  and/or more accessible to the above parties,  and the securities  administrator  will provide timely and adequate notification to all above parties regarding any such changes.

         In addition,  the securities  administrator  promptly will furnish or otherwise make available to the  depositor,  the  trustee  and,  upon  request,  to the  certificateholders,  copies  of any  notices, statements,  reports or other written  information  received by the securities  administrator on behalf of the trustee in its capacity as the holder of the Underlying Certificates.

         Furthermore,  upon  written  request  within a  reasonable  period of time  after the end of each calendar year, the securities  administrator,  pursuant to the pooling agreement, will prepare and deliver to each  holder of an  offered  certificate  of record  during  the  previous  calendar  year a  statement containing  aggregate  payment  information  necessary to enable  holders of the offered  certificates  to prepare  their  tax  returns.  These  statements  will not have  been  examined  and  reported  upon by an independent public accountant.

         The securities administrator will make available to the certificateholders and the trustee copies of any written communications received regarding matters arising that require action by holders of the Underlying Certificates.  However, you must make your own determination as to what rights you may have from time to time under the underlying pooling and servicing agreement and whether to exercise any such rights.

Amendments

         The pooling  agreement may be amended by the  depositor,  the  securities  administrator  and the trustee,  without the prior written  consent of any  certificateholder  but with the prior written consent of the  Certificate  Insurer to the extent set forth in the pooling  agreement,  (i) to cure any ambiguity or mistake,  (ii) to correct or supplement any provision  therein which may be inconsistent with any other provision  therein,  (iii) to make any other provisions with respect to matters or questions arising under the  pooling  agreement  that  are not  materially  inconsistent  with  other  provisions  of the  pooling agreement,  (iv) to make such  modifications  as may be required in  connection  with a repurchase  of the
Underlying  Certificates  permitted  under  the  pooling  agreement  and  (v) to  revise  or  correct  any provisions to reflect the  obligations  of the parties to this  Agreement as they relate to Regulation AB;
provided,  however,  that with respect to clause (iv), such amendment will not, as evidenced by an opinion of counsel  delivered  to the  trustee,  adversely  affect in any  material  respect the  interests of any certificateholder  or  the  Certificate  Insurer.  The  pooling  agreement  may  also  be  amended  by the depositor,  the  securities  administrator  and the trustee  and the  holders of the offered  certificates evidencing  more than 50% of the aggregate  principal  amount of the offered  certificates  (the "Majority
Certificateholders")  for  the  purpose  of  adding  any  provisions  to or  changing  in  any  manner  or eliminating  any of the  provisions  of the pooling  agreement  or  modifying  in any manner the rights of certificateholders;  provided,  however,  that no such  amendment may  (i) reduce in any manner the amount of, or delay the timing of,  amounts  required to be distributed  on any offered  certificate  without the consent of the holder of such offered  certificate;  or  (ii) modify  the provisions of the section of the pooling agreement  governing  amendments of the pooling  agreement,  without the consent of the holders of all offered  certificates.  Prior to the execution of any amendment to the pooling agreement,  the Trustee and the  Securities  Administrator  shall be  entitled  to  receive  and rely upon an  opinion  of counsel stating  that such  amendment  will not  adversely  affect the status of the trust as a grantor  trust for federal income tax purposes.

Certificateholder Action

         No  certificateholder  will have any right to institute any action,  suit or proceeding in equity or at law upon or under or with respect to the pooling  agreement unless such holder  previously has given
to  the  trustee  and  the   depositor  a  written   notice  of  default  and  unless  also  the  Majority
Certificateholders  have  made  written  request  upon the  trustee  to  institute  such  action,  suit or proceeding  in its own name as trustee  under the pooling  agreement  and have offered to the trustee such reasonable  indemnity as it may require against the costs,  expenses and  liabilities to be incurred,  and the  trustee,  for 30 days after its receipt of such  notice,  request and offer of  indemnity,  will have neglected or refused to institute any such action, suit or proceeding.

Control Rights of the Certificate Insurer

         Unless an insurer event of default occurs and is continuing,  the  Certificate  Insurer will have the right to exercise all rights,  including voting rights,  which the  certificateholders  of the related
Insured  Certificates  are  entitled to exercise  under the pooling  agreement  and the other  transaction documents.  In addition,  the  Certificate  Insurer shall have the right to participate  in, to direct the enforcement  or defense of, and at the  Certificate  Insurer's  sole  option,  to  institute or assume the defense of, any action,  proceeding or investigation  for any remedy available to the Trustee with respect to any matter that could  adversely  affect the Trust or the trust fund relating to the Group V, Group VI,
Group VII, Group VIII or Group IX Certificates or the related  Underlying  Certificates,  or the rights or obligations of the Certificate Insurer,  under the pooling agreement and the other transaction  documents, including  (without  limitation)  any  insolvency or bankruptcy  proceeding in respect of the depositor or any affiliate  thereof.  Following  written notice to the Securities  Administrator  and the Trustee,  the
Certificate  Insurer shall have the  exclusive  right to determine,  in its sole  discretion,  the actions necessary  to  preserve  and  protect  the  Trust or the  trust  fund  relating  to any  class of  Insured
Certificates  or the  related  Underlying  Certificates.  The  Certificate  Insurer  shall be  entitled to reimbursement  for all  costs  and  expenses  incurred  in  connection  with such  action,  proceeding  or investigation,  including (without limitation)  reasonable  attorney's fees and any judgment or settlement entered into affecting the Certificate Insurer or the Certificate Insurer's interests.

Evidence as to Compliance

         On or  before  March 15 of each  year,  beginning  in 2007,  the  securities  administrator  will provide to the  depositor and the trustee a report on an  assessment  of  compliance  with the  applicable minimum  servicing  criteria  established in Item 1122(d) of Regulation AB (the "AB Servicing  Criteria").
The AB Servicing  Criteria include specific  criteria  relating to the following areas:  general servicing considerations,  cash collection and administration,  investor  remittances and reporting,  and pool asset administration.  Such report will  indicate that the  applicable  AB Servicing  Criteria were used to test compliance on a platform level basis and will set out any material instances of noncompliance.

         The  securities  administrator  will deliver,  along with its report on assessment of compliance, an attestation  report from a firm of independent  public accountants on the assessment of compliance with the applicable AB Servicing Criteria.

         Copies of the annual reports of assessment of compliance,  attestation  reports and statements of
compliance,   unless   available  on  the  securities   administrator's   website,   may  be  obtained  by
certificateholders  without  charge upon written  request to the securities  administrator  at the address indicated below.  These items will be filed with the issuing entity's annual report on Form 10-K.

Termination

         The  respective  obligations  of the  securities  administrator,  the trustee  and the  depositor created by the pooling agreement will terminate upon the later of:

                  (i)      the  making of the final  payment  on or other  liquidation  of the  Underlying
Certificates; and

                  (ii)     the payment to  certificateholders  and the Certificate  Insurer of all amounts required to be paid to them pursuant to the pooling agreement or the Policy.

Indemnification of the Securities Administrator and the Trustee; Fees and Expenses

         The fees and expenses  incurred by the  securities  administrator  in connection  with its duties under  the  pooling  agreement  will not be  reimbursable  from  the  trust  fund  and,  instead,  will be reimbursed by Bear,  Stearns & Co. Inc. or an affiliate  thereof.  The fees of the trustee will be paid in accordance  with a side  letter  agreement  with the  securities  administrator  and at the expense of the securities  administrator.  The expenses of the trustee will be reimbursed by Bear,  Stearns & Co. Inc. or an affiliate  thereof.  Certain expenses of the Certificate  Insurer will be reimbursed by Bear, Stearns &
Co. Inc. or an affiliate thereof.

         The securities  administrator,  the trustee and their respective directors,  officers,  employees and agents,  will be  indemnified  by Bear,  Stearns & Co. Inc.  against  any loss,  liability  or expense arising out of or incurred in  connection  with,  the  exercise and  performance  of any powers and duties under the pooling agreement, the certificates,  the Policy and the Underlying  Certificates,  with certain exceptions  described  in the  pooling  agreement.  The  securities  administrator,  the trustee and their respective  directors,  officers,  employees and agents will not be protected  against any liability which would  otherwise be imposed by reason of willful  misfeasance,  bad faith or negligence in the performance of the obligations and duties of the securities administrator or the trustee, as applicable.

Certain Matters Regarding the Securities Administrator

         Wells Fargo Bank,  N.A.  ("Wells  Fargo  Bank") will act as  securities  administrator  under the pooling  agreement.  Wells Fargo Bank is a national banking  association and a wholly-owned  subsidiary of
Wells Fargo & Company.  A  diversified  financial  services  company  with  approximately  $482 billion in assets,  23 million  customers and 153,000+  employees as of December 31, 2005, Wells Fargo & Company is a
U.S. bank holding company  providing  banking,  insurance,  trust,  mortgage and consumer finance services throughout  the United  States  and  internationally.  Wells  Fargo Bank  provides  retail and  commercial banking services and corporate trust, custody,  securities lending,  securities transfer, cash management, investment  management  and other  financial and fiduciary  services.  The  depositor,  the seller and the sponsor  may  maintain  banking  and  other  commercial  relationships  with  Wells  Fargo  Bank  and  its affiliates.  Wells Fargo Bank maintains  principal  corporate  trust offices located at 9062 Old Annapolis
Road,  Columbia,  Maryland  21045-1951  (among other  locations) and its office for  certificate  transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

         Wells  Fargo  serves or may have  served  within  the past two years as loan file  custodian  for various  mortgage  loans owned by the Sponsor or an affiliate of the Sponsor,  one or more of which may be included in the underlying  trusts.  The terms of any custodial  agreement  under which those services are provided by Wells Fargo are  customary  for the  mortgage-backed  securitization  industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

         Under  the terms of the  Pooling  Agreement,  Wells  Fargo  Bank is  responsible  for  securities administration,  which includes  distribution  calculations  and the  preparation of monthly  distribution reports.  As securities  administrator,  Wells Fargo Bank is  responsible  for the  preparation of monthly reports on Form 10-D,  current  reports on Form 8-K and annual  reports on Form 10-K that are  required to be filed with the Securities  and Exchange  Commission on behalf of the issuing  entity.  Wells Fargo Bank has been engaged in the business of securities  administration  since June 30, 1995. As of June 30,  2006,
Wells  Fargo was  acting as  securities  administrator  with  respect  to more  than  $894,773,136,436  of outstanding residential mortgage-backed securities.

         The securities  administrator  may at any time resign and be discharged  from the trust by giving
30 days' written  notice thereof to the depositor and the  certificateholders.  Upon receiving such notice of  resignation,  the  depositor  shall  promptly  appoint a  successor  securities  administrator.  If no successor  securities  administrator  has been so appointed  and has accepted  appointment  within 30 days after the giving of such notice of resignation,  the resigning  securities  administrator may petition any court of competent  jurisdiction for the appointment of a successor  securities  administrator.  If at any time the securities  administrator  fails to meet the eligibility  requirements or is incapable of acting, then the  depositor  shall  remove  the  securities  administrator  and  appoint  a  successor  securities administrator.  The Majority  Certificateholders  may at any time remove the securities  administrator and appoint a successor  securities  administrator.  No  resignation,  discharge or removal of the  securities administrator  will become  effective until a successor  securities  administrator  shall have assumed the securities administrator's responsibilities and obligations under the pooling agreement.

Certain Matters Regarding the Trustee

         The Trustee is JPMorgan Chase Bank,  N.A., a national  banking  association  organized  under the laws of the United  States and a wholly owned  subsidiary  of J.P.  Morgan Chase & Co., a holding  company with assets in excess of $1.3 trillion and operations in more than 50 countries.  The  operations  include investment banking,  financial services for consumers and businesses,  financial  transaction  processing, asset  and  wealth  management  and  private  equity.  JPMorgan  acts as  indenture  trustee  through  its
Worldwide  Securities Services division of the Treasury & Securities  Services line of business.  JPMorgan
Worldwide  Securities  Services  offers a full range of trust and  administrative  services  for prime and sub-prime  asset-backed  transactions  from its office at 4 New York Plaza,  6th Floor, New York, NY 10004 and other offices worldwide.

         Asset  classes  for which  JPMorgan  Worldwide  Securities  Services  serves as  trustee  include residential and commercial  mortgages,  credit cards, auto loans,  equipment loans and leases, home equity loans,  trade  receivables,  commercial  leases,  franchise loans, and student loans. As of June 30, 2006,
JPMorgan  Worldwide  Securities  Services  acted as  trustee  or  paying  agent  for  approximately  2,010 asset-backed  securities  transactions,  including  about 804 domestic  residential  mortgage  receivables securities transactions.

         JPMorgan  Chase & Co. has entered  into an agreement  with The Bank of New York  Company  ("BNY")
pursuant  to which  JPMorgan  Chase & Co.  intends to exchange  select  portions  of its  corporate  trust business,  including  municipal and corporate and structured  finance  trusteeships,  for BNY's  consumer, small  business  and  middle  market  banking  businesses.  This  transaction  has been  approved  by both companies'  boards of directors  and is subject to  regulatory  approvals.  It is expected to close in the late third quarter or fourth  quarter of 2006.  Following the closing date,  JPMorgan will continue to act as Trustee  until BNY  succeeds to that role in  accordance  with the terms of the pooling  agreement  and applicable law.

         If an event of default has not occurred (or has occurred but is no longer  continuing)  under the pooling  agreement,  then the Trustee will perform only such duties as are  specifically  set forth in the pooling  agreement  as being  the  duties to be  performed  by the  Trustee  prior to the  occurrence  (or following the  discontinuance)  of an event of default  thereunder.  If an event of default  occurs and is continuing  under the pooling  agreement,  the  Trustee is  required  to  exercise  such of the rights and powers vested in it by the pooling  agreement,  such as (upon the occurrence and during the continuance of certain events of default) acting as the successor  securities  administrator,  and use the same degree of care and skill in their exercise as a prudent  investor would exercise or use under the  circumstances  in the conduct of such  investor's own affairs.  Subject to certain  qualifications  specified in the pooling agreement,  the Trustee will be liable for its own negligent action,  its own negligent failure to act and its own willful misconduct.

         The Trustee's duties and  responsibilities  under the pooling agreement include,  upon receipt of resolutions,  certificates and reports which are  specifically  required to be furnished to it pursuant to the pooling  agreement,  examining them to determine  whether they are in the form required by the pooling agreement,  providing to the  Securities  Administrator  notices of the  occurrence  of certain  events of default under the pooling agreement.

         The fee of the Trustee will be payable by the  Securities  Administrator.  The pooling  agreement will  provide  that the  Trustee and any  director,  officer,  employee  or agent of the  Trustee  will be entitled  to  recover  from  an  affiliate  of  the  Depositor  all  reasonable  out-of  pocket  expenses, disbursements  and advances of the Trustee,  in  connection  with any event of default,  any breach of the pooling  agreement  or any claim or legal  action  (including  any  pending or  threatened  claim or legal action)  incurred  or made by the  Trustee in the  administration  of the trust  created  pursuant  to the pooling agreement  (including the reasonable  compensation and  disbursements of its counsel),  other than any such expense,  disbursement  or advance as may arise from its negligence or intentional  misconduct or which is the responsibility of the certificateholders.

         The Trustee may resign at any time, in which event the  Depositor  will be obligated to appoint a successor  trustee.  The  Depositor  may also remove the  Trustee if the Trustee  ceases to be eligible to continue as Trustee  under the pooling  agreement and fails to resign after  written  request  therefor by the Depositor.  Upon becoming aware of those  circumstances,  the Depositor will be obligated to appoint a successor  trustee.  The  Trustee  may  also  be  removed  at any  time  by the  holders  of  certificates evidencing not less than 51% of the aggregate  voting rights in the trust.  Any  resignation or removal of the Trustee and  appointment  of a successor  trustee will not become  effective  until  acceptance of the appointment by the successor trustee as set forth in the pooling agreement.

         On and after the time the Securities  Administrator  receives a notice of termination pursuant to
the  pooling  agreement,   the  Trustee  shall  automatically  become  the  successor  to  the  Securities
Administrator  with respect to the  transactions  set forth or provided for in the pooling  agreement  and after a transition period (not to exceed 90 days), shall be subject to all the  responsibilities,  duties, liabilities  and limitations on liabilities  relating  thereto placed on the Securities  Administrator  by the terms and provisions of the pooling agreement;  provided,  however,  that the Depositor shall have the right to select a successor Securities  Administrator;  provided,  further, that the Trustee shall have no obligation  whatsoever with respect to any liability incurred by the Securities  Administrator at or prior to the  time of  termination.  Effective  on the  date of such  notice  of  termination,  as  compensation
therefor,   the  Trustee  shall  be  entitled  to  all   compensation,   reimbursement   of  expenses  and
indemnification  that the Securities  Administrator would have been entitled to if it had continued to act pursuant  to the  pooling  agreement.  Notwithstanding  the  foregoing,  the  trustee  may, if it shall be unwilling  to so act,  or shall,  if it is  otherwise  unable to so act,  appoint,  or petition a court of competent  jurisdiction to appoint,  any established  mortgage loan servicing  institution the appointment of which does not adversely  affect the then current rating of the  certificates  by each rating agency as the successor to the Securities  Administrator  pursuant to the pooling agreement in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Securities  Administrator  pursuant to the pooling agreement.  Any successor  Securities  Administrator  shall be an established housing and home finance  institution  which is a Fannie  Mae- or  Freddie  Mac-approved  servicer,  and with  respect to a successor  to the  Securities  Administrator  only,  having  a net  worth of not  less  than  $10,000,000;
provided,  that the Trustee  shall obtain a letter from each Rating  Agency that the  ratings,  if any, on each of the  Certificates  will not be  lowered  as a result  of the  selection  of the  successor  to the
Securities  Administrator.  If the  Trustee  assumes  the duties and  responsibilities  of the  Securities
Administrator,  the Trustee  shall not resign as  Securities  Administrator  until a successor  securities administrator  has been appointed and has accepted such  appointment.  Pending  appointment of a successor to the  Securities  Administrator  under the  pooling  agreement,  the  Trustee,  unless  the  Trustee  is prohibited  by law from so acting,  shall act in such  capacity as provided in the pooling  agreement.  In connection  with  such  appointment  and  assumption,  the  Trustee  may make  such  arrangements  for the compensation  of such  successor as it and such  successor  shall agree;  provided that such  compensation shall not be in excess of that  which the  Securities  Administrator  would have been  entitled  to if the
Securities  Administrator  had  continued  to act  under  the  pooling  agreement.  The  Trustee  and such successor  shall take such  action,  consistent  with the  pooling  agreement,  as shall be  necessary  to effectuate any such succession.

         The costs and  expenses of the  Trustee in  connection  with the  termination  of the  Securities
Administrator,  appointment of a successor securities administrator,  including,  without limitation,  all costs and expenses  associated with the complete  transfer of all securities  administration  data and the completion,  correction or manipulation of such securities  administration  data as may be required by the
Trustee to correct any errors or  insufficiencies  in the  securities  administration  data, to the extent not paid by the  terminated  securities  administrator,  will be payable to the Trustee by the  Securities
Administrator pursuant to the pooling agreement.

         If the Trustee will  succeed to any duties of the  Securities  Administrator,  it will do so in a separate  capacity and not in its  capacity as Trustee and,  accordingly,  the  provisions  of the pooling agreement  concerning  the  Trustee's  duties  will be  inapplicable  to the  Trustee in its duties as the successor  to the  Securities  Administrator  (although  such  provisions  will  continue  to apply to the
Trustee in its capacity as Trustee);  the provisions of the pooling  agreement  relating to the Securities
Administrator, however, will apply to the Trustee in its capacity as successor securities administrator.

         Upon any termination or appointment of a successor to the Securities  Administrator,  the Trustee will give prompt written notice thereof to the Rating Agencies.

         In addition to having express duties under the pooling  agreement,  the Trustee,  as a fiduciary, also has certain  duties  unique to  fiduciaries  under  applicable  law. In general,  the Trustee will be subject to certain federal laws and,  because the pooling  agreement is governed by New York law,  certain
New York state  laws.  As a national  bank  acting in a  fiduciary  capacity,  the  trustee  will,  in the administration of its duties under the pooling agreement,  be subject to certain  regulations  promulgated by the Office of the  Comptroller  of the  Currency,  specifically  those set forth in Title 12, Part 9 of the Code of  Federal  Regulations.  New York  common  law has  required  fiduciaries  of common law trusts formed in New York to perform their duties in accordance  with the "prudent  person"  standard,  which, in this transaction,  would require the Trustee to exercise such diligence and care in the  administration of the trust as a person of ordinary  prudence  would employ in managing  his own  property.  However,  under
New York common law, the  application  of this standard of care can be restricted  contractually  to apply only after the  occurrence  of a default.  The pooling  agreement  provides that the Trustee is subject to the prudent person standard only for so long as an event of default has occurred and remains uncured.

Table of Fees

         The  following  table  indicates  the fees  expected  to be paid  from the  cash  flows  from the underlying  mortgage  loans  and other  assets of the trust  fund,  while  the  offered  certificates  are outstanding.

         All fees are  expressed  as a  percentage,  at an  annualized  rate,  applied to the  outstanding aggregate principal balance of the mortgage loans.

                   Item                         Fee                                Paid From
_______________________________________________________________________________________________________________
         Premium((1))               0.11% with respect to Group   Interest collections allocable to the
                                    V                             Group V Certificates

         Premium((2))               0.11% with respect to Group   Interest collections allocable to the
                                    VI                            Group VI Certificates

         Premium((3))               0.11% with respect to Group   Interest collections allocable to the
                                    VII                           Group VII Certificates

         Premium((4))               0.11% with respect to Group   Interest collections allocable to the
                                    VIII                          Group VIII Certificates

         Premium((5))               0.11% with respect to Group   Interest collections allocable to the
                                    IX                            Group IX Certificates

         (1)  The premium is paid on a first  priority  basis from  collections  allocable to interest on the
              Group V Certificates prior to distributions to certificateholders

         (2)  The premium is paid on a first  priority  basis from  collections  allocable to interest on the
              Group VI Certificates prior to distributions to certificateholders.

         (3)  The premium is paid on a first  priority  basis from  collections  allocable to interest on the
              Group VII Certificates prior to distributions to certificateholders.

         (4)  The premium is paid on a first  priority  basis from  collections  allocable to interest on the Group VIII Certificates prior to distributions to certificateholders.

         (5)  The premium is paid on a first  priority  basis from  collections  allocable to interest on the Group IX Certificates prior to distributions to certificateholders.

                                         FEDERAL INCOME TAX CONSIDERATIONS

Classification of the Trust

         Upon the issuance of the offered  certificates,  Orrick,  Herrington & Sutcliffe LLP,  counsel to the  Depositor,  will  deliver its opinion  generally  to the effect that,  assuming  compliance  with all provisions of the pooling agreement  without any waiver thereof,  the trust will be classified for federal income  tax  purposes  as a grantor  trust  under  subpart E, part I of  subchapter  J of chapter 1 of the
Internal  Revenue  Code  of  1986,  as  amended  (the  "Code")  and  not as an  association  taxable  as a corporation, a taxable mortgage pool or a partnership.

Taxation of Holders of Offered Certificates

         General.   In  accordance  with the  classification  of the trust as a grantor  trust for federal income  tax  purposes,  each  holder of an offered  certificate  will be treated  for  federal  income tax purposes as owning an undivided interest in its related Underlying Certificate.

        The Underlying  Offering  Documents state that each of the Underlying  Certificates is  a "regular interest" in a real estate mortgage  investment  conduit ("REMIC") for federal income tax purposes;  while
we  make  no  representation   herein  as  to whether  the  Underlying   Certificates   qualify  as  REMIC
regular interests, it  is assumed for  purposes  of this  discussion  that such  statement  is correct.  A general  discussion of certain federal income tax  considerations for a holder of a REMIC regular interest may be found in the Underlying  Offering  Documents under the heading  "Federal Income  Tax Consequences".
As a result of stripped  interests,  market discount,  original issue discount or premium which may accrue with  respect  to an  offered  certificate,  the amount  includible  in income by a  holder of  an offered certificate in  any period  may differ  significantly  from the  amount  distributable  in respect of such certificate in such period.

            A holder of an offered  certificate  that is an individual,  estate or trust (or certain other pass-through  entities)  will be allowed  deductions  for its share of the  trust's  expenses  only to the extent that the sum of those expenses and the holder's other  miscellaneous  itemized  deductions  exceeds
2% of such  holder's  adjusted  gross income.  In addition,  the amount of itemized  deductions  otherwise allowable to a holder of an offered  certificate who is an individual  whose adjusted gross income exceeds a  specified  amount  will be reduced as  provided  in  section 68 of the Code.  Moreover,  a holder of an offered  certificate  that  is  not a  corporation  cannot  deduct  such  expenses  for  purposes  of  the alternative  minimum tax (if  applicable).  Such deductions will include fees, if any, paid or deemed paid to the securities administrator or the trustee.

         Class  A  Certificates.   The  Class I-A-1,   Class  II-A-1,  Class  III-A-1,  Class  IV-A-1  and
Class X-A-1 Certificates  may be subject to  the "stripped  bond" rules of section 1286 of the Code or may be subject to the rules on  original  issue  discount,  market  discount  and  premium.  For  purposes  of reporting  to  investors  and to the IRS,  the trust  expects to  treat those  certificates  as subject to the stripped bond rules,  but the IRS  could  assert  that  some or all  of those  certificates  should be accounted  for under the rules  applicable  to original  issue  discount,  market  discount  and  premium.
Because the trust will not have  information  such as the purchase  price for holders of the  Class I-A-1,
Class II-A-1, Class III-A-1, Class IV-A-1 and  Class X-A-1 Certificates  that purchase  their certificates subsequent  to the  original  offering  of  such certificates,  reports to  investors  and the IRS will be accurate  only for holders  that  purchased  their certificates  in the  original  offering.  Investors in
Class I-A-1,  Class  II-A-1,  Class  III-A-1,  Class  IV-A-1 and  Class X-A-1 Certificates are  advised to consult  their  tax  advisors  concerning  the  application  of  the stripped bond rules  and the rules on original issue discount,  market  discount and premium to  their certificates.  For a discussion  of these rules,  see "Federal  Income Tax  Consequences—Grantor  Trust  Funds—Taxation  of Owners of Grantor  Trust
Fractional  Interest  Certificates—If  the Stripped Bond Rules Apply," "—If the Stripped Bond Rules Do Not
Apply,"  "—Market  Discount," and  "—Premium" in the  prospectus.  References to "mortgage  loans" in such section  generally  should be read as  references  to the  Underlying  Certificates  for  purposes of that discussion.

         The Class V-A-1,  Class VI-A-1, Class VII-A-1, Class VIII-A-1 and  Class IX-A-1 Certificates  may
be  subject  to the  rules on  original  issue  discount,  market  discount  and  premium.   Investors  in
Class V-A-1,  Class VI-A-1,  Class VII-A-1,  Class VIII-A-1 and Class IX-A-1  Certificates are  advised to consult their tax advisors  concerning the  application of the rules on original  issue  discount,  market discount and premium to  their certificates.  For a discussion  of these  rules,  see "Federal  Income Tax
Consequences—Grantor  Trust Funds—Taxation of Owners of Grantor Trust Fractional Interest  Certificates—If
the Stripped Bond Rules Do Not Apply,"  "—Market  Discount," and "—Premium" in the prospectus.  References to  "mortgage  loans"  in  such  section  generally  should  be  read  as  references  to  the  Underlying
Certificates for purposes of that discussion.

         For a general  discussion of certain federal income tax  considerations for a holder of a Class A
Certificate,  see  "Federal  Income Tax  Consequences—Grantor  Trust  Funds—Taxation  of Owners of Grantor
Trust  Fractional  Interest  Certificates"  in the  prospectus.  References  to  "mortgage  loans" in such section  generally  should be read as  references  to the  Underlying  Certificates  for  purposes of that discussion.

         Interest-Only  Certificates.  The  Interest-Only  Certificates  will be subject to  the "stripped coupon"  rules of  section  1268 of the Code.  Investors  in  Interest-Only  Certificates are  advised  to
consult   their   tax   advisors   concerning   the   application   of   the stripped coupon    rules   to
their certificates.   For a general  discussion of certain federal income tax  considerations for a holder of an Interest-Only  Certificate,  see "Federal Income Tax  Consequences—Grantor  Trust  Funds—Taxation of
Owners of Grantor Trust Strip  Certificates"  in the  prospectus.  References to "mortgage  loans" in such section  generally  should be read as  references  to the  Underlying  Certificates  for  purposes of that discussion.

         Sales  of  Certificates.  Upon a sale or  exchange  of an  offered  certificate,  a  holder  will recognize  gain or loss in an  amount  equal  to the  difference  between  the  amount  realized  for such certificate  (other than any portion of such amount realized  attributable to accrued but unpaid interest, which will be  treated  as such) and the  adjusted  basis of such  certificate.  In the case of an offered certificate held as a capital asset,  such gain or loss generally will be capital gain or loss,  except to the extent of accrued and  unrecognized  market discount,  which will be treated as ordinary income,  and, in the case of banks and other  financial  institutions,  except as provided  under Section  582(c) of the
Code.  The  adjusted  basis of an  offered  certificate  generally  will be an  amount  equal to its cost, increased by any income  reported by the seller  (including  original issue  discount and market  discount income) and reduced (but not below zero) by any previously  reported losses,  any amortized premium and by any distributions with respect to the offered  certificate.  See "Federal Income Tax  Consequences—Grantor
Trust Funds— Sales of Grantor Trust Certificates" in the prospectus.

         Exchangeable  Certificates.  For a discussion  of special tax  considerations  applicable  to the
Exchangeable  Certificates,  see  "Federal  Income Tax  Consequences—Taxation  of Classes of  Exchangeable
Securities" in the prospectus.

Grantor Trust Reporting

         The  securities  administrator  will be  responsible  for income tax  reporting in respect of the trust.  Accordingly,  the  securities  administrator  will make  available  to each  holder of an  offered certificate  with each  distribution  a statement  setting forth certain  information  with respect to the composition of the payment being made and certain other information  relating to the offered  certificates and the  Underlying  Certificates.  In addition,  within a reasonable  time after the end of each calendar year,  the  securities  administrator  will  furnish  upon  request to each  person who was a holder of an offered  certificate at any time during that year, any customary factual  information which the securities administrator  deems  necessary or desirable to enable  holders of offered  certificates  to prepare their tax returns  and will  furnish  comparable  information  to the IRS as and when  required by law to do so.
Because the timing and amount of income,  gain,  deduction and loss in respect to the offered certificates are  uncertain  in  various  respects,  there can be no  assurance  the IRS will  agree  with the  trust's information reports of these items.  Moreover,  these information  reports,  even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to initial  certificateholders  that  purchased offered certificates at the representative initial offering price used in preparing the reports.

Backup Withholding

         Payments  of interest  and  principal,  as well as payments of proceeds  from the sale of offered certificates,  may be subject to backup  withholding  tax if recipients of the payments fail to furnish to the payor information including their taxpayer  identification  numbers, or otherwise fail to establish an exemption from the backup  withholding  tax. Any amounts  deducted and withheld from a  distribution  to a recipient  would be  allowed  as a  credit  against  the  recipient's  federal  income  tax.  Furthermore, penalties  may be imposed by the IRS on a  recipient  of payments  that is required to supply  information but does not do so in the proper manner.

Foreign Investors in Offered Certificates

         A  holder  of an  offered  certificate  that  is not a  United  States  person  and  that  has no connection to the United States, other than its ownership of an offered  certificate,  will not be subject to United States federal income or withholding tax in respect of the offered  certificates,  provided that the holder complies with applicable  identification  requirements.  These requirements include delivery of a  statement  signed by the holder  under  penalties  of  perjury,  providing  the name and address of the holder and  certifying  that the holder is not a United States  person.  To the extent that interest on an offered  certificate  would be exempt from United  States  withholding  tax under  Sections  871(h)(1) and
881(c) of the Code,  and the  certificate  is not held in connection  with a holder's trade or business in the United  States,  it appears that the offered  certificate  will not be subject to United States estate tax  in  the  estate  of a  non-resident  alien  individual;  holders  of  offered  certificates  who  are non-resident  alien  individuals  are urged,  however,  to consult  with  their own tax  advisors  on this question.  Foreign  investors  generally  are urged to consult with their own tax advisors  regarding  the potential consequences to them.

         Special  rules  apply  to  partnerships,   estates  and  trusts,  and  in  certain  circumstances
certifications  as to foreign  status and other  matters may be  required  to be provided by partners  and beneficiaries thereof.

         The  foregoing  rules  will not  exempt a  United  States  shareholder  of a  controlled  foreign corporation  from taxation on the United States  shareholder's  allocable  portion of the interest  income received by the controlled foreign corporation.

         We  make no  representation,  and  counsel  to the  Depositor  will  deliver  no  opinion, as  to whether offered  certificates will represent  interests in (1) "loans . . . secured by an interest in real property" within the meaning of Section  7701(a)(19)(C)(v) of the Code; (2) "obligation[s]  (including any participation  or certificate  of beneficial  ownership  therein)  which [are]  principally  secured by an interest in real  property"  within the meaning of Section  860G(a)(3)  of the Code;  or (3)  "real estate assets" within the meaning of Section  856(c)(4)(A) of the Code. In addition,  We make no  representation, and counsel to the Depositor  will deliver no  opinion, as  to  whether interest  on offered  certificates will be  considered  "interest on  obligations  secured by  mortgages on real  property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

         For further information regarding the federal income tax consequences of investing in the offered certificates, see "Federal Income Tax Consequences—Grantor Trust Funds" and "—Taxation of
Classes of Exchangeable Securities" in the prospectus.

                                    STATE AND LOCAL TAX CONSIDERATIONS

         None of the  depositor,  the  securities  administrator  or the trustee make any  representations regarding the tax  consequences of purchase,  ownership or disposition of the offered  certificates  under the tax laws of any state or other  jurisdiction.  Investors  considering  an  investment  in the  offered certificates should consult their own tax advisors regarding such tax consequences.

         All  investors  should  consult  their own tax  advisors  regarding  the state,  local or foreign income tax consequences of the purchase, ownership and disposition of the offered certificates.

                                           ERISA CONSIDERATIONS

         Fiduciaries  of employee  benefit  plans  subject to Title I of ERISA  should  consider the ERISA fiduciary  investment  standards before  authorizing an investment by a plan in the offered  certificates.
In addition,  fiduciaries of employee  benefit plans subject to Title I of ERISA, as well as certain plans or other  retirement  arrangements  not subject to Title I of ERISA, but which are subject to Section 4975 of the Code (such as individual  retirement  accounts and Keogh plans covering only a sole proprietor,  or partners),  or any entity  whose  underlying  assets  include  plan  assets by reason of a plan or account investing  in such entity,  including an insurance  company  general  account  (collectively,  "Plan(s)"), should  consult with their legal counsel to determine  whether an  investment in the offered  certificates will cause the assets of the trust  ("Trust  Assets")  to be  considered  "plan  assets"  ("Plan  Assets")
pursuant to the plan asset  regulations set forth at 29 C.F.R. § 2510.3-101,  as modified by Section 3(42)
of ERISA (the "Plan Asset Regulations"),  thereby subjecting the Plan to the prohibited  transaction rules with  respect to the Trust Assets and the trustee to the  fiduciary  investments  standards  of ERISA,  or cause the excise tax  provisions  of Section 4975 of the Code to apply with  respect to the Trust  Assets, unless a statutory  exemption or an exemption  granted by the U.S.  Department of Labor ("DOL") applies to the purchase,  sale,  transfer or holding of the offered  certificates and the operation and management of the trust and its  assets.  ERISA and  Section  4975 of the Code  prohibit a broad  range of  transactions involving  assets of Plans and persons  who have  certain  specified  relationships  to such Plans  called
"parties in interest"  under ERISA and  "disqualified  persons" in Section  4975 of the Code  ("Parties in
Interest")  unless a statutory or administrative  exemption is available.  Included among these exemptions are the statutory  prohibited  transaction  exemption  available to service  providers to Plans  (provided that such  service  provider is not a fiduciary  with respect to the "plan  assets"  being used to acquire the  certificates,  nor an  affiliate  of  such a  fiduciary)  in  Section  408(b)(17)  of  ERISA  and DOL
Prohibited  Transaction  Class  Exemption  ("PTCE")  96-23,  regarding  transactions  effected  by certain
"in-house asset managers";  PTCE 95-60, regarding investments by insurance company general accounts;  PTCE
91-38,  regarding  investments by bank collective  investment funds; PTCE 90-1,  regarding  investments by
insurance  company  pooled  separate  accounts;   and  PTCE  84-14,  regarding  transactions  effected  by
independent  "qualified  professional asset managers."  However,  even if the conditions  specified in one or more of these  exemptions are met, the scope of the relief provided by these  exemptions might or might not cover all acts which might be construed as prohibited  transactions  and in particular would not apply to  prohibited  transactions  arising  from  the  operations  of  the  trust.  Certain  affiliates  of the depositor or  underwriter  might be considered or might become Parties in Interest with respect to a Plan.
Moreover,  the Trustee  might be  considered a Party in Interest.  The  acquisition  or holding of offered certificates  by or on behalf of a Plan could be  considered  to give rise to a  "prohibited  transaction"
within the meaning of ERISA and the Code unless a statutory or administrative exemption is available.

         ERISA generally  imposes on Plan fiduciaries  certain general fiduciary  requirements,  including those of investment  prudence and  diversification  and the requirement that a Plan's  investments be made in  accordance  with the documents  governing the Plan.  Any person who exercises any authority or control with  respect to the  management  or  disposition  of the  assets of a Plan and any  person  who  provides investment  advice  with  respect  to  such  assets  for a fee is a  fiduciary  of  such  Plan.  A  Plan's investment  in the  offered  certificates  may cause the Trust  Assets to be deemed  Plan  Assets.  If the
Trust Assets  constitute  Plan Assets,  then any party  exercising  management  or  discretionary  control regarding  those  assets  may be  deemed  to be a Plan  "fiduciary"  and  thus  subject  to the  fiduciary requirements  and  prohibited  transaction  provisions  of ERISA and Section 4975 of the Code with respect thereto.

         DOL  Prohibited  Transaction  Exemption  2002-41 (the  "Exemption")  provides an  exemption  from certain of the  prohibited  transaction  provisions  of ERISA and the  related  excise tax  provisions  of
Section 4975 of the Code with respect to the initial  purchase,  the holding and the subsequent  resale by
Plans of  certificates  in  pass-through  trusts  that  consist  of certain  receivables,  loans and other obligations,  or fractional undivided interests therein (such as the Underlying  Certificates),  that meet the conditions and  requirements  of the  Exemption.  Among the conditions  that must be satisfied for the
Exemption  to apply to the  initial  purchase,  the  holding  and the  subsequent  resale  by Plans of the offered certificates are the following:

         o    the acquisition of the offered  certificates by a Plan is on terms  (including the price for the  certificates)  that are at least as  favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

         o    the  rights  and  interests  evidenced  by  the  certificates  acquired  by a Plan  are  not subordinated  to the rights and  interests  evidenced by other offered  certificates,  other than in the case of Designated Transactions (as defined below);

         o    the offered  certificates  have received a rating at the time of such acquisition that is in one of the three (or in the case of Designated  Transactions,  four) highest  generic rating categories from either S&P, Moody's or Fitch;

         o    the  Trustee  must not be an  affiliate  of any  other  member of the  Restricted  Group (as defined below), other than an underwriter;

         o    with respect to each of the Underlying  Certificates,  the underlying trustee must not be an affiliate of the sponsor,  any  underwriter,  any insurer,  any  servicer,  any obligor with respect to assets included in the underlying trust fund  constituting more than five percent of the  aggregate  unamortized  principal  balance  of the  assets in such trust fund or any affiliate of the aforementioned parties;

         o    (A) the sum of all payments made to and retained by the  underwriter in connection  with the placement of the certificates  represents not more than reasonable  compensation for placing those  certificates;  (B) the sum of all payments  made to and retained by the  depositor in connection with the assignment of the Underlying  Certificates  to the Trust  represents not more than the fair market value of those  assets;  and (C) the sum of all  payments  made to and  retained  by the  Trustee  represents  not more than  reasonable  compensation  for its services  under the  pooling  agreement  and  reimbursement  of its  reasonable  expenses in connection therewith; and

         o    the Plan investing in the certificates is an "accredited investor."

         The term "Designated  Transaction"  means,  for  certificates  transferred on or after August 23,
2000,  a  transaction  in  which  the  assets   underlying  the  certificates   consist  of  single-family
residential,  multi-family  residential,  home equity,  manufactured  housing and/or  commercial  mortgage obligations  that are secured by  single-family  residential,  multi-family  residential,  commercial real property or leasehold interests therein.

         The Exemption also requires that the Trust meet the following requirements:

         o    the corpus of the Trust must  consist  solely of assets of the type that have been  included in other investment pools;

         o    certificates  evidencing  interests in such other  investment  pools must have been rated in one of the three (or in the case of Designated  Transactions,  four) highest  generic rating categories  of S&P,  Moody's or Fitch for at least one year prior to the Plan's  acquisition of certificates; and

         o    certificates  evidencing  interests in such other  investment pools must have been purchased by  investors  other than Plans for at least one year  prior to any  Plan's  acquisition  of certificates.

         Prospective  Plan investors  should consult the Underlying  Offering  Documents  incorporated  by reference into this Prospectus Supplement prior to making an investment in the offered certificates.

         Moreover,  the  Exemption  provides  relief  from  certain   self-dealing/conflict   of  interest
prohibited  transactions  that may occur  when any  person  who has  discretionary  authority  or  renders investment  advice with respect to the investment of Plan Assets causes a Plan to acquire  certificates in a trust, provided that, among other requirements:

         o    such person (or its  affiliate)  is an obligor  with  respect to five percent or less of the fair market value of the obligations contained in the trust;

         o    the Plan is not a plan with respect to which any member of the Restricted  Group (as defined below) is the "plan sponsor" (as defined in Section 3(16)(B) of ERISA);

         o    in the case of an acquisition in connection with the initial  issuance of  certificates,  at least 50% of each class of  certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least 50% of the aggregate  interest in the trust fund is acquired by persons independent of the Restricted Group;

         o    the  Plan's  investment  in  certificates  of any class  does not  exceed  25% of all of the certificates of that class outstanding at the time of the acquisition; and

         o    immediately  after the acquisition,  no more than 25% of the assets of the Plan with respect to which such person has discretionary  authority or renders  investment advice are invested in  certificates  representing an interest in one or more trusts  containing  assets sold or serviced by the same entity.

         The Exemption does not apply to Plans sponsored by the depositor,  the Trustee,  any obligor with respect to assets included in the Trust  constituting more than five percent of the aggregate  unamortized principal balance of the assets in the Trust or any affiliate of such parties (the "Restricted Group").

         There can be no  assurance  that any  statutory or DOL  exemption  will apply with respect to any particular Plan that acquires the offered  certificates.  Prospective  Plan investors  should consult with their legal advisors  concerning the impact of ERISA and the Code and the potential  consequences to their specific  circumstances  prior to making an investment in the  certificates.  None of the  depositor,  the
Trustee, the Securities  Administrator or any of their respective  affiliates will make any representation to the  effect  that  the  offered  certificates  satisfy  all  legal  requirements  with  respect  to the investment  therein by Plans generally or any particular Plan or to the effect that the  certificates  are an  appropriate  investment  for Plans  generally or any  particular  Plan.  Before  purchasing an offered certificate,  a fiduciary of a Plan should itself confirm that (a) all the specific and general conditions
set  forth  in  the  Exemption  would  be  satisfied  and  (b)  the  offered  certificate   constitutes  a
"certificate"  for  purposes  of the  Exemption.  In addition  to making its own  determination  as to the availability  of the exemptive  relief provided in the Exemption,  the Plan fiduciary  should consider its general  fiduciary  obligations under ERISA in determining  whether to purchase an offered  certificate on behalf of a Plan. No sale,  pledge or other transfer of an offered  certificate  may be made to a Plan, or to any  person  acting  on  behalf of or  investing  the  assets of a Plan,  unless  such  transferee  has certified to the Securities Administrator that such Plan is an "accredited investor."

         Governmental  plans, as defined in Sections 3(32) of ERISA,  generally are not subject to Section
406 of ERISA or Code Section  4975.  However,  such plans may be subject to Federal,  state and local law, which  is,  to a  material  extent,  similar  to the  fiduciary  provisions  of ERISA.  A  fiduciary  of a governmental  should make its own  determination  as to the propriety of such investment  under applicable fiduciary or other investment standards.

                                             LEGAL INVESTMENT

         The offered  certificates  will  constitute  "mortgage  related  securities"  for purposes of the
Secondary  Mortgage Market  Enhancement Act of 1984, as amended ("SMMEA") so long as they are rated in one of the two highest rating categories by a nationally  recognized  statistical rating  organization and, as such,  will be legal  investments for certain  entities to the extent provided in SMMEA,  subject to state laws overriding SMMEA.

         Investors  whose  investment  activities are subject to legal  investment laws and regulations or to review by certain  regulatory  authorities  may be subject to restrictions on investment in the offered certificates.  Any such  institution  should consult its own legal advisors in determining  whether and to what extent there may be  restrictions  on its ability to invest in the offered  certificates.  See "Legal
Investment" in the prospectus.

                                          METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the underwriting  agreement,  as supplemented by the terms agreement to be dated the date hereof,  between the depositor and Bear,  Stearns & Co. Inc. (the
"underwriter"),  the depositor has agreed to sell to the  underwriter,  and the  underwriter has agreed to purchase, the offered certificates.

         Distribution of the offered  certificates  will be made by the underwriter  from time to time, in one or more  negotiated  transactions  or  otherwise,  at varying  prices to be  determined at the time of sale. The  underwriter  may effect such  transactions  by selling the offered  certificates  to or through dealers,  which may receive from the  underwriter,  for which they act as agent,  compensation in the form
of  underwriting   discounts,   concessions  and  commissions.   The  underwriter  and  any  dealers  that
participate  with the  underwriter in the  distribution  of the offered  certificates  may be deemed to be
"underwriters"  within the meaning of the  Securities Act of 1933, as amended (the  "Securities  Act") and any profit on the sale of the offered  certificates  by them and any discounts,  commissions,  concessions or other  compensation  received by them may be considered  underwriting  discounts and commissions  under the Securities Act.

         Proceeds to the  depositor  are  expected to be  approximately  100% of the  aggregate  principal amount of the offered  certificates  less expenses payable by the depositor in connection with the offered certificates  which are estimated to be approximately  $200,000.  In connection with the purchase and sale of the  offered  certificates,  the  underwriter  may be deemed  to have  received  compensation  from the depositor in the form of an underwriting discount.

         The  distribution of the offered  certificates  also constitutes a distribution of the Underlying
Certificates  pursuant to a  resecuritization  transaction.   This  description of the distribution of the
offered  certificates  also  constitutes  a current  description  of the  distribution  of the  Underlying
Certificates.   Each of the sponsor,  the depositor,  the issuing entity and the underwriter  with respect to the offered certificates is also an underwriter with respect to the Underlying Certificates.

         The depositor  will  indemnify the  underwriter  against  certain  civil  liabilities,  including liabilities  under the Securities  Act, or will  contribute to payments the underwriter may be required to make in respect thereof.

                                                 EXPERTS

         The  consolidated  financial  statements of Ambac Assurance  Corporation  and  subsidiaries as of
December 31, 2005 and 2004,  and for each of the years in the  three-year  period ended December 31, 2005, are  incorporated  by  reference  in this  prospectus  supplement  and in the  registration  statement  in reliance upon the report of KPMG LLP,  independent  registered  public  accounting  firm,  incorporated by reference in this  prospectus  supplement,  and in the  registration  statement upon the authority of that firm as experts in accounting  and auditing.  The report of KPMG LLP refers to changes,  in 2003, in Ambac
Assurance   Corporation's   methods  of  accounting  for  variable   interest   entities  and  stock-based
compensation.

                                             SECONDARY MARKET

         There can be no assurance that a secondary market for the offered  certificates  will develop or, if it does  develop,  that it will  continue.  The primary  source of  information  available to investors concerning  the  offered  certificates  will  be the  monthly  statements  discussed  in  this  prospectus supplement  under  "Description of the Offered  Certificates—Reports  to  Certificateholders,"  which will include such information with respect to the offered  certificates as the current  principal amount of the offered  certificates,  the amount of interest and principal  being  distributed  and the interest rate at which such interest  accrued.  There can be no assurance  that any  additional  information  regarding the offered  certificates  will be  available  through any other  source.  In addition,  the  depositor is not aware of any source  through  which price  information  about the offered  certificates  will be generally available on an ongoing basis.  The limited nature of information  regarding the offered  certificates may adversely  affect the liquidity of the offered  certificates,  even if a secondary  market for the offered certificates becomes available.

                                              LEGAL MATTERS

         Certain  legal  matters  relating  to the  offered  certificates  will  be  passed  upon  for the depositor,  the issuing entity and the  underwriter  by Orrick,  Herrington & Sutcliffe LLP, New York, New
York.

                                                 RATINGS

         It is a  condition  to their  issuance  that the  offered  certificates  (other  than the Group X
Certificates)  receive a rating of at least "AAA" from  Standard & Poor's Rating  Services,  a division of
The  McGraw-Hill  Companies,  Inc.,  which is referred to herein as S&P, and "Aaa" from Moody's  Investors
Service,  Inc., which is referred to herein as Moody's,  and the Group X Certificates  receive a rating of at least "AA" from S&P and "Aa2" from Moody's.

         The rating  assigned by S&P and Moody's to the offered  certificates  addresses the likelihood of the receipt by  certificateholders  of all  distributions to which such  certificateholders  are entitled.
The  rating  is based  principally  on the  structural  and  legal  aspects  associated  with the  offered certificates  and the extent to which the payment  stream on the  Underlying  Certificates  is adequate to make  payments  on the  offered  certificates.  These  ratings  do not  represent  any  assessment  of the likelihood  that  prepayments  will be made by  borrowers on the related  mortgage  loans  underlying  the
Underlying  Certificates  or the degree to which  such  prepayments  will  differ  from  those  originally
anticipated.   The  ratings  do  not  address  the   possibility   that,  as  a  result  of   prepayments,
certificateholders may suffer a lower than anticipated yield on the offered certificates.

         The ratings assigned to the offered  certificates should be evaluated  independently from similar ratings on other types of securities.  A rating is not a  recommendation  to buy, sell or hold  securities and may be subject to revision or withdrawal at any time by S&P and/or Moody's.

         The depositor has not requested a rating of the offered  certificates  by any rating agency other than S&P and  Moody's.  However,  there can be no  assurance  as to whether any other  rating  agency will rate  the  offered  certificates  or,  in that  event,  what  rating  would  be  assigned  to the  offered certificates  by that  other  rating  agency.  The rating  assigned  by that  other  rating  agency to the offered certificates may be lower than the rating assigned by S&P and/or Moody's.

                           AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

         The sponsor,  the seller,  the issuing  entity,  Bear,  Stearns & Co. Inc. and the  depositor are affiliated  parties.  There are no  affiliations  between the sponsor,  the seller,  the  depositor or the issuing  entity and the  trustee,  the  certificate  insurer or the  securities  administrator.  Except as disclosed herein, there are currently no business relationships,  agreements,  arrangements,  transactions or  understandings  between (a) the sponsor,  the seller,  the depositor or the issuing entity and (b) the trustee, the certificate insurer or the securities  administrator,  or any of their respective affiliates, that were  entered into  outside the normal  course of business or that contain  terms other than would be obtained  in an arm's  length  transaction  with an  unrelated  third  party and that are  material to the investor's  understanding of the offered  certificates,  or that relate to the offered certificates or the
Underlying  Certificates.   Except  as  disclosed  herein,  no  such  business  relationship,   agreement,
arrangement, transaction or understanding has existed during the past two years.

                                      INDEX OF PRINCIPAL DEFINITIONS

Term ..........................................................................................................Page

AB Servicing Criteria..........................................................................................S-55
Ambac..........................................................................................................S-48
Ambac Financial Group..........................................................................................S-48
Available Funds................................................................................................S-39
book-entry certificates........................................................................................S-34
business day...................................................................................................S-37
Certificate Account............................................................................................S-52
Certificate Insurer.............................................................................................S-4
Class A Certificate............................................................................................S-10
Closing Date....................................................................................................S-4
Code...........................................................................................................S-61
Combination Group..............................................................................................S-38
Commission.....................................................................................................S-49
Current Interest...............................................................................................S-46
current principal amount.......................................................................................S-43
Cut-off Date...................................................................................................S-15
Deficiency Amount..............................................................................................S-46
depositor.......................................................................................................S-4
Designated Transaction.........................................................................................S-66
disqualified persons...........................................................................................S-65
Distribution Dates..............................................................................................S-4
DOL............................................................................................................S-21
Due For Payment................................................................................................S-46
ERISA..........................................................................................................S-21
Exchange Act...................................................................................................S-49
Exchangeable Certificates......................................................................................S-38
Exchanged Certificates.........................................................................................S-38
Exemption......................................................................................................S-65
Final Distribution Date..................................................................................S-20, S-46
Group..........................................................................................................S-16
Group I Certificates............................................................................................S-9
Group I Underlying Certificates.................................................................................S-9
Group II Certificates...........................................................................................S-9
Group II Underlying Certificates................................................................................S-9
Group III Certificates..........................................................................................S-9
Group III Underlying Certificates...............................................................................S-9
Group IV Certificates...........................................................................................S-9
Group IV Underlying Certificates................................................................................S-9
Group V Certificates............................................................................................S-9
Group V Underlying Certificates.................................................................................S-9
Group VI Certificates...........................................................................................S-9
Group VI Underlying Certificates................................................................................S-9
Group VII Certificates..........................................................................................S-9
Group VII Underlying Certificates...............................................................................S-9
Group VIII Certificates........................................................................................S-10
Group VIII Underlying Certificates.............................................................................S-10
Group IX Certificates..........................................................................................S-10
Group IX Underlying Certificates...............................................................................S-10
Group X Certificates...........................................................................................S-10
Group X Underlying Certificates................................................................................S-10
HELOCs.........................................................................................................S-30
interest accrual period........................................................................................S-43
Insured Amounts................................................................................................S-47
Insured Certificates...........................................................................................S-34
Insured Payments...............................................................................................S-47
interest accrual period........................................................................................S-15
interest-only certificates.....................................................................................S-10
issue dates....................................................................................................S-29
issuing entity..................................................................................................S-4
Late Payment Rate..............................................................................................S-47
Majority Certificateholders....................................................................................S-54
Moody's........................................................................................................S-22
mortgage loans.................................................................................................S-50
mortgage related securities....................................................................................S-22
Nonpayment.....................................................................................................S-47
Non-U.S. person................................................................................................S-78
offered certificates............................................................................................S-4
Order..........................................................................................................S-45
parties in interest............................................................................................S-65
pass-through rate..............................................................................................S-11
physical certificates..........................................................................................S-34
Plan(s)........................................................................................................S-21
plan assets....................................................................................................S-64
Plan Asset Regulations.........................................................................................S-64
plan sponser...................................................................................................S-67
pooling agreement...............................................................................................S-4
Preference Amount..............................................................................................S-47
prepayments....................................................................................................S-50
prohibited transaction.........................................................................................S-65
PTEC...........................................................................................................S-65
rating agencies................................................................................................S-22
record date....................................................................................................S-15
Reimbursement Amount...........................................................................................S-47
REMIC..........................................................................................................S-61
REO............................................................................................................S-30
Restricted Group...............................................................................................S-67
S&P............................................................................................................S-22
Securities Act.................................................................................................S-68
Securities Administrator........................................................................................S-4
seller..........................................................................................................S-4
SMMEA..........................................................................................................S-68
Sponsor.........................................................................................................S-4
trust...........................................................................................................S-4
Trust Assets...................................................................................................S-21
trustee.........................................................................................................S-4
Underlying Certificates.........................................................................................S-1
Underlying Offering Documents...................................................................................S-2
Underlying Rate.................................................................................................S-7
Underlying Trusts..............................................................................................S-18
underwriter....................................................................................................S-68
U.S. person....................................................................................................S-77
WAC.............................................................................................................S-7
2006-4 Underlying Certificates..................................................................................S-2
2006-4 Underlying Offering Document.............................................................................S-2
2006-4 Underlying Trust........................................................................................S-18
2006-5 Underlying Certificates..................................................................................S-2
2006-5 Underlying Offering Document.............................................................................S-2
2006-5 Underlying Trust........................................................................................S-18

                                                 ANNEX I

                                     GLOBAL CLEARANCE, SETTLEMENT AND
                                       TAX DOCUMENTATION PROCEDURES

         Except in certain limited  circumstances,  the certificates,  which are referred to in this Annex
I as the  global  securities,  will  be  available  only  in  book-entry  form.  Investors  in the  global securities may hold  interests in these global  securities  through any of DTC,  Clearstream or Euroclear.
Initial settlement and all secondary trades will settle in same-day funds.

         Secondary  market  trading  between  investors  holding  interests in global  securities  through
Clearstream  and  Euroclear  will be  conducted  in  accordance  with  their  normal  rules and  operating procedures and in accordance  with  conventional  eurobond  practice.  Secondary  market  trading  between investors  holding  interests in global  securities  through DTC will be conducted  according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary  cross-market  trading between investors holding interests in global securities through
Clearstream or Euroclear and investors  holding  interests in global  securities  through DTC participants will be effected on a  delivery-against-payment  basis through the respective  depositories of Clearstream and Euroclear, in such capacity, and other DTC participants.

         Although DTC,  Euroclear and  Clearstream  are expected to follow the procedures  described below in order to  facilitate  transfers  of  interests  in the global  securities  among  participants  of DTC,
Euroclear  and  Clearstream,  they are under no  obligation  to  perform  or  continue  to  perform  those procedures,  and those  procedures may be discontinued at any time.  Neither the depositor nor the trustee will have any  responsibility  for the performance by DTC,  Euroclear and Clearstream or their  respective participants  or indirect  participants  of their  respective  obligations  under the rules and procedures governing their obligations.

         Non-U.S.  holders of global  securities  will be subject to U.S.  withholding  taxes unless those holders meet certain  requirements and deliver  appropriate U.S. tax documents to the securities  clearing organizations or their participants.

Initial Settlement

         The  global  securities  will  be  registered  in the  name  of  Cede & Co.  as  nominee  of DTC.
Investors'  interests in the global securities will be represented  through financial  institutions acting on their  behalf  as  direct  and  indirect  participants  in DTC.  Clearstream  and  Euroclear  will hold positions on behalf of their participants through their respective  depositories,  which in turn will hold such positions in accounts as DTC participants.

         Investors electing to hold interests in global securities  through DTC participants,  rather than through  Clearstream  or Euroclear  accounts,  will be subject to the settlement  practices  applicable to similar issues of  pass-through  certificates.  Investors'  securities  custody  accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors  electing to hold  interests  in global  securities  through  Clearstream  or Euroclear accounts will follow the settlement  procedures  applicable to conventional  eurobonds,  except that there will be no  temporary  global  security  and no  "lock-up"  or  restricted  period.  Interests  in  global securities will be credited to the securities  custody  accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

         Since the purchaser  determines  the place of delivery,  it is important to establish at the time of the trade where both the  purchaser's  and seller's  accounts are located to ensure that settlement can be made on the desired value date.

         Transfers  between DTC  Participants.  Secondary market trading between DTC participants  will be settled using the DTC procedures  applicable to similar issues of  pass-through  certificates  in same-day funds.

         Transfers between  Clearstream  and/or Euroclear  Participants.  Secondary market trading between
Clearstream   participants  or  Euroclear  participants  and/or  investors  holding  interests  in  global securities  through them will be settled  using the  procedures  applicable to  conventional  eurobonds in same-day funds.

         Transfers  between DTC Seller and  Clearstream or Euroclear  Purchaser.  When interests in global securities  are to be  transferred  on behalf of a seller  from the  account of a DTC  participant  to the account of a Clearstream  participant or a Euroclear participant for a purchaser,  the purchaser will send instructions  to Clearstream or Euroclear  through a Clearstream  participant or Euroclear  participant at least one business day prior to  settlement.  Clearstream  or the  Euroclear  operator  will  instruct its respective  depository  to receive an interest in the global  securities  against  payment.  Payment  will include interest  accrued on the global  securities from and including the last  distribution  date to but excluding  the  settlement  date.  Payment  will  then  be made by the  respective  depository  to the DTC participant's  account  against  delivery of an interest in the global  securities.  After this settlement has been completed,  the interest will be credited to the respective  clearing system, and by the clearing system,  in  accordance  with  its  usual  procedures,  to  the  Clearstream  participant's  or  Euroclear participant's  account.  The credit of this  interest  will appear on the next  business  day and the cash debit will be  back-valued  to, and the  interest on the global  securities  will accrue  from,  the value date,  which would be the  preceding  day when  settlement  occurred  in New York.  If  settlement  is not completed  through DTC on the intended  value date,  i.e., the trade fails,  the  Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

         Clearstream  participants  and  Euroclear  participants  will  need  to  make  available  to  the respective  clearing  system the funds  necessary to process  same-day funds  settlement.  The most direct means  of doing  so is to  pre-position  funds  for  settlement  from  cash on  hand,  in  which  case the
Clearstream  participants  or Euroclear  participants  will take on credit  exposure to Clearstream or the
Euroclear operator until interests in the global securities are credited to their accounts one day later.

         As an  alternative,  if  Clearstream  or the Euroclear  operator has extended a line of credit to them,  Clearstream  participants or Euroclear  participants can elect not to pre-position  funds and allow that  credit  line  to be  drawn  upon.  Under  this  procedure,  Clearstream  participants  or  Euroclear participants  receiving  interests in global  securities for purchasers would incur overdraft  charges for one day, to the extent they cleared the overdraft  when interests in the global  securities  were credited to their  accounts.  However,  interest  on the  global  securities  would  accrue  from the  value  date.
Therefore,  the  investment  income on the interest in the global  securities  earned  during that one-day period,  would tend to offset the amount of these overdraft  charges,  although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

         Since  the  settlement  through  DTC  will  take  place  during  New  York  business  hours,  DTC participants  are  subject to DTC  procedures  for  transferring  interests  in global  securities  to the respective  depository  of  Clearstream  or  Euroclear  for the  benefit of  Clearstream  participants  or
Euroclear  participants.  The sale  proceeds will be available to the DTC seller on the  settlement  date.
Thus, to the seller settling the sale through a DTC  participant,  a cross-market  transaction will settle no differently than a sale to a purchaser settling through a DTC participant.

         Finally,  intra-day  traders  that use  Clearstream  participants  or Euroclear  participants  to purchase  interests  in global  securities  from DTC  participants  or sellers  settling  through them for delivery  to  Clearstream  participants  or  Euroclear  participants  should  note that these  trades will automatically  fail on the sale side unless  affirmative action is taken. At least three techniques should be available to eliminate this potential condition:

     o   borrowing  interests in global  securities  through  Clearstream  or Euroclear for one day, until the purchase side of the intra-day  trade is reflected in the relevant  Clearstream  or Euroclear accounts, in accordance with the clearing system's customary procedures;

     o   borrowing  interests in global  securities in the United States from a DTC  participant  no later than one day prior to  settlement,  which would give  sufficient  time for such  interests  to be reflected in the relevant  Clearstream or Euroclear  accounts in order to settle the sale side of the trade; or

     o   staggering  the value  dates for the buy and sell  sides of the trade so that the value  date for the purchase  from the DTC  participant  is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

         Transfers  between  Clearstream  or  Euroclear  Seller  and  DTC  Purchaser.  Due  to  time  zone differences  in their  favor,  Clearstream  participants  and  Euroclear  participants  may  employ  their customary  procedures for  transactions in which  interests in global  securities are to be transferred by the respective  clearing  system,  through the respective  depository,  to a DTC  participant.  The seller will send  instructions  to Clearstream  or the Euroclear  operator  through a Clearstream  participant or
Euroclear  participant  at least one  business day prior to  settlement.  Clearstream  or  Euroclear  will instruct  its  respective  depository,  to  credit  an  interest  in the  global  securities  to  the  DTC participant's  account against payment.  Payment will include  interest  accrued on the global  securities from and including the last  distribution  date to but excluding  the  settlement  date.  The payment will then be reflected in the account of the  Clearstream  participant or Euroclear  participant  the following
business  day,  and  receipt  of  the  cash  proceeds  in  the  Clearstream   participant's  or  Euroclear
participant's  account would be  back-valued  to the value date,  which would be the  preceding  day, when settlement  occurred  through DTC in New York. If settlement is not completed on the intended  value date,
i.e.,  the trade  fails,  receipt of the cash  proceeds  in the  Clearstream  participant's  or  Euroclear participant's account would instead be valued as of the actual settlement date.

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial  owner who is an individual or  corporation  holding the global  security on its own behalf  through  Clearstream or Euroclear,  or through DTC if the holder has an address  outside the U.S., will be  subject  to the 30%  U.S.  withholding  tax that  typically  applies  to  payments  of  interest, including original issue discount, on registered debt issued by U.S. persons, unless:

     o   each  clearing  system,  bank or  other  institution  that  holds  customers'  securities  in the ordinary  course of its trade or business in the chain of  intermediaries  between the beneficial owner or a foreign  corporation  or foreign  trust and the U.S.  entity  required to withhold tax complies with applicable certification requirements; and

     o   the  beneficial  owner takes one of the  following  steps to obtain an  exemption  or reduced tax rate.

     o   Exemption for Non-U.S.  Persons—Form  W-8BEN.  Beneficial  holders of global  securities that are
         Non-U.S.  persons generally can obtain a complete  exemption from the withholding tax by filing a signed Form W-8BEN,  or Certificate  of Foreign Status of Beneficial  Owner for United States Tax
         Withholding.  Non-U.S.  persons  residing  in a country  that has a tax  treaty  with the  United
         States can obtain an exemption  or reduced tax rate,  depending  on the treaty  terms,  by filing
         Form W-8BEN.  If the information  shown on Form W-8BEN  changes,  a new Form W-8BEN must be filed within 30 days of the change.

     o   Exemption  for  Non-U.S.  persons  with  effectively  connected  income-Form  W-8ECI.  A Non-U.S.
         person,  including a non-U.S.  corporation  or bank with a U.S.  branch,  for which the  interest income is  effectively  connected  with its conduct of a trade or business in the United  States, can obtain an  exemption  from the  withholding  tax by filing Form  W-8ECI,  or  Certificate  of
         Foreign  Person's Claim for Exemption from Withholding on Income  Effectively  Connected with the
         Conduct of a Trade or Business in the United States.

     o   Exemption  for U.S.  Persons—Form  W-9.  U.S.  persons can obtain a complete  exemption  from the withholding  tax by filing Form W-9, or Payer's  Request for Taxpayer  Identification  Number and
         Certification.

         U.S.  Federal  Income Tax Reporting  Procedure.  The holder of a global  security or, in the case of a Form W-8BEN or Form W-8ECI filer,  its agent,  files by submitting the appropriate form to the person through whom it holds the  security—the  clearing  agency,  in the case of persons holding directly on the books of the  clearing  agency.  Form  W-8BEN and Form  W-8ECI  generally  are  effective  until the third succeeding  calendar  year  from the date the form is  signed.  However,  the  W-8BEN  and  W-8ECI  with a taxpayer  identification  number  will  remain  effective  until  a  change  in  circumstances  makes  any information on the form incorrect,  provided that the  withholding  agent reports at least annually to the beneficial owner on Form 1042-S.  The term "U.S. person" means:

     o   a citizen or resident of the United States;

     o   a corporation,  partnership or other entity treated as a corporation or a partnership  for United
         States  federal  income tax purposes,  organized in or under the laws of the United States or any state  thereof,  including  for this purpose the District of Columbia,  unless,  in the case of a partnership, future Treasury regulations provide otherwise;

     o   an estate that is subject to U.S. federal income tax regardless of the source of its income; or

     o   a trust if a court  within the  United  States is able to  exercise  primary  supervision  of the administration  of the trust and one or more United States  persons have the authority to control all substantial decisions of the trust.

If the  information  shown on Form W-8BEN or Form W-8ECI  changes,  a new Form W-8BEN or Form  W-8ECI,  as applicable,  must be filed  within  30 days of the  change.  Certain  trusts  not  described  in the final bullet of the  preceding  sentence  in  existence  on August 20, 1996 that elect to be treated as a United
States Person will also be a U.S.  person.  The term "Non-U.S.  person" means any person who is not a U.S.
person.  This summary does not deal with all aspects of U.S.  federal income tax  withholding  that may be relevant to foreign  holders of the global  securities.  Investors  are  advised to consult  their own tax advisors for specific tax advice concerning their holding and disposing of the global securities.

                                                                                                SCHEDULE A

                                                 Group I

The  principal  amount  of  each  Exchanged  Class  is  equal  to the  principal  amount  of  Class  I-A-1
Certificates.  The Class I-A-1  Certificates  may be exchanged with the various  combinations of the Class
I-X-1,  Class  I-X-2,  Class  I-X-3,  Class  I-X-4  and  Class  I-X-5  Certificates  (the  "Group  I Strip
Certificates")  set forth  below.  The notional  amount of any Group I Strip  Certificate  exchanged  must equal the  current  principal  amount of the Class  I-A-1  Certificate  with  which it is  exchanged.  The pass-through  rate of the  Exchanged  Certificates  will  equal the sum of the  pass-through  rates of the related Exchangeable Certificates.

         Exchangeable Certificates             Exchanged Certificates              Pass-Through Rate
               I-A-1, I-X-1                            I-AE-1                    Underlying Rate-1.45%
               I-A-1, I-X-2                            I-AE-2                    Underlying Rate-1.40%
            I-A-1, I-X-1, I-X-2                        I-AE-3                    Underlying Rate-1.35%
               I-A-1, I-X-3                            I-AE-4                    Underlying Rate-1.30%
            I-A-1, I-X-1, I-X-3                        I-AE-5                    Underlying Rate-1.25%
            I-A-1, I-X-2, I-X-3                        I-AE-6                    Underlying Rate-1.20%
        I-A-1, I-X-1, I-X-2, I-X-3                     I-AE-7                    Underlying Rate-1.15%
               I-A-1, I-X-4                            I-AE-8                    Underlying Rate-1.10%
            I-A-1, I-X-1, I-X-4                        I-AE-9                    Underlying Rate-1.05%
            I-A-1, I-X-2, I-X-4                        I-AE-10                   Underlying Rate-1.00%
        I-A-1, I-X-1, I-X-2, I-X-4                     I-AE-11                   Underlying Rate-0.95%
            I-A-1, I-X-3, I-X-4                        I-AE-12                   Underlying Rate-0.90%
        I-A-1, I-X-1, I-X-3, I-X-4                     I-AE-13                   Underlying Rate-0.85%
        I-A-1, I-X-2, I-X-3, I-X-4                     I-AE-14                   Underlying Rate-0.80%
               I-A-1, I-X-5                            I-AE-15                   Underlying Rate-0.75%
            I-A-1, I-X-1, I-X-5                        I-AE-16                   Underlying Rate-0.70%
            I-A-1, I-X-2, I-X-5                        I-AE-17                   Underlying Rate-0.65%
        I-A-1, I-X-1, I-X-2, I-X-5                     I-AE-18                   Underlying Rate-0.60%
            I-A-1, I-X-3, I-X-5                        I-AE-19                   Underlying Rate-0.55%
        I-A-1, I-X-1, I-X-3, I-X-5                     I-AE-20                   Underlying Rate-0.50%
        I-A-1, I-X-2, I-X-3, I-X-5                     I-AE-21                   Underlying Rate-0.45%
     I-A-1, I-X-1, I-X-2, I-X-3, I-X-5                 I-AE-22                   Underlying Rate-0.40%
            I-A-1, I-X-4, I-X-5                        I-AE-23                   Underlying Rate-0.35%
        I-A-1, I-X-1, I-X-4, I-X-5                     I-AE-24                   Underlying Rate-0.30%
        I-A-1, I-X-2, I-X-4, I-X-5                     I-AE-25                   Underlying Rate-0.25%
     I-A-1, I-X-1, I-X-2, I-X-4, I-X-5                 I-AE-26                   Underlying Rate-0.20%
        I-A-1, I-X-3, I-X-4, I-X-5                     I-AE-27                   Underlying Rate-0.15%
     I-A-1, I-X-1, I-X-3, I-X-4, I-X-5                 I-AE-28                   Underlying Rate-0.10%
     I-A-1, I-X-2, I-X-3, I-X-4, I-X-5                 I-AE-29                   Underlying Rate-0.05%
 I-A-1, I-X-1, I-X-2, I-X-3, I-X-4, I-X-5              I-AE-30                      Underlying Rate

                                                 Group II

The  principal  amount  of each  Exchanged  Class  is  equal  to the  principal  amount  of  Class  II-A-1
Certificates.  The Class II-A-1  Certificates may be exchanged with the various  combinations of the Class
II-X-1,  Class  II-X-2,  Class  II-X-3,  Class II-X-4 and Class II-X-5  Certificates  (the "Group II Strip
Certificates")  set forth below.  The notional  amount of any Group II Strip  Certificate  exchanged  must equal the  current  principal  amount of the Class  II-A-1  Certificate  with which it is  exchanged.  The pass-through  rate of the  Exchanged  Certificates  will  equal the sum of the  pass-through  rates of the related Exchangeable Certificates.

           Exchangeable Certificates               Exchanged Certificates           Pass-Through Rate
                 II-A-1, II-X-1                            II-AE-1                Underlying Rate-1.45%
                 II-A-1, II-X-2                            II-AE-2                Underlying Rate-1.40%
             II-A-1, II-X-1, II-X-2                        II-AE-3                Underlying Rate-1.35%
                 II-A-1, II-X-3                            II-AE-4                Underlying Rate-1.30%
             II-A-1, II-X-1, II-X-3                        II-AE-5                Underlying Rate-1.25%
             II-A-1, II-X-2, II-X-3                        II-AE-6                Underlying Rate-1.20%
         II-A-1, II-X-1, II-X-2, II-X-3                    II-AE-7                Underlying Rate-1.15%
                 II-A-1, II-X-4                            II-AE-8                Underlying Rate-1.10%
             II-A-1, II-X-1, II-X-4                        II-AE-9                Underlying Rate-1.05%
             II-A-1, II-X-2, II-X-4                       II-AE-10                Underlying Rate-1.00%
         II-A-1, II-X-1, II-X-2, II-X-4                   II-AE-11                Underlying Rate-0.95%
             II-A-1, II-X-3, II-X-4                       II-AE-12                Underlying Rate-0.90%
         II-A-1, II-X-1, II-X-3, II-X-4                   II-AE-13                Underlying Rate-0.85%
         II-A-1, II-X-2, II-X-3, II-X-4                   II-AE-14                Underlying Rate-0.80%
                 II-A-1, II-X-5                           II-AE-15                Underlying Rate-0.75%
             II-A-1, II-X-1, II-X-5                       II-AE-16                Underlying Rate-0.70%
             II-A-1, II-X-2, II-X-5                       II-AE-17                Underlying Rate-0.65%
         II-A-1, II-X-1, II-X-2, II-X-5                   II-AE-18                Underlying Rate-0.60%
             II-A-1, II-X-3, II-X-5                       II-AE-19                Underlying Rate-0.55%
         II-A-1, II-X-1, II-X-3, II-X-5                   II-AE-20                Underlying Rate-0.50%
         II-A-1, II-X-2, II-X-3, II-X-5                   II-AE-21                Underlying Rate-0.45%
     II-A-1, II-X-1, II-X-2, II-X-3, II-X-5               II-AE-22                Underlying Rate-0.40%
             II-A-1, II-X-4, II-X-5                       II-AE-23                Underlying Rate-0.35%
         II-A-1, II-X-1, II-X-4, II-X-5                   II-AE-24                Underlying Rate-0.30%
         II-A-1, II-X-2, II-X-4, II-X-5                   II-AE-25                Underlying Rate-0.25%
     II-A-1, II-X-1, II-X-2, II-X-4, II-X-5               II-AE-26                Underlying Rate-0.20%
         II-A-1, II-X-3, II-X-4, II-X-5                   II-AE-27                Underlying Rate-0.15%
     II-A-1, II-X-1, II-X-3, II-X-4, II-X-5               II-AE-28                Underlying Rate-0.10%
     II-A-1, II-X-2, II-X-3, II-X-4, II-X-5               II-AE-29                Underlying Rate-0.05%
 II-A-1, II-X-1, II-X-2, II-X-3, II-X-4, II-X-5           II-AE-30                   Underlying Rate

                                                Group III

The current  principal  amount of each Exchanged  Class is equal to the principal  amount of Class III-A-1
Certificates.  The Class III-A-1  Certificates may be exchanged with the various combinations of the Class
III-X-1,  Class  III-X-2,  Class  III-X-3,  Class III-X-4 and Class III-X-5  Certificates  (the "Group III
Strip  Certificates")  set forth below. The notional amount of any Group III Strip  Certificate  exchanged must equal the current  principal  amount of the Class  III-A-1  Certificate  with which it is  exchanged.
The pass-through rate of the Exchanged  Certificates  will equal the sum of the pass-through  rates of the related Exchangeable Certificates.

             Exchangeable Certificates                 Exchanged Certificates          Pass-Through Rate
                  III-A-1, III-X-1                            III-AE-1               Underlying Rate-1.45%
                  III-A-1, III-X-2                            III-AE-2               Underlying Rate-1.40%
             III-A-1, III-X-1, III-X-2                        III-AE-3               Underlying Rate-1.35%
                  III-A-1, III-X-3                            III-AE-4               Underlying Rate-1.30%
             III-A-1, III-X-1, III-X-3                        III-AE-5               Underlying Rate-1.25%
             III-A-1, III-X-2, III-X-3                        III-AE-6               Underlying Rate-1.20%
         III-A-1, III-X-1, III-X-2, III-X-3                   III-AE-7               Underlying Rate-1.15%
                  III-A-1, III-X-4                            III-AE-8               Underlying Rate-1.10%
             III-A-1, III-X-1, III-X-4                        III-AE-9               Underlying Rate-1.05%
             III-A-1, III-X-2, III-X-4                        III-AE-10              Underlying Rate-1.00%
         III-A-1, III-X-1, III-X-2, III-X-4                   III-AE-11              Underlying Rate-0.95%
             III-A-1, III-X-3, III-X-4                        III-AE-12              Underlying Rate-0.90%
         III-A-1, III-X-1, III-X-3, III-X-4                   III-AE-13              Underlying Rate-0.85%
         III-A-1, III-X-2, III-X-3, III-X-4                   III-AE-14              Underlying Rate-0.80%
                  III-A-1, III-X-5                            III-AE-15              Underlying Rate-0.75%
             III-A-1, III-X-1, III-X-5                        III-AE-16              Underlying Rate-0.70%
             III-A-1, III-X-2, III-X-5                        III-AE-17              Underlying Rate-0.65%
         III-A-1, III-X-1, III-X-2, III-X-5                   III-AE-18              Underlying Rate-0.60%
             III-A-1, III-X-3, III-X-5                        III-AE-19              Underlying Rate-0.55%
         III-A-1, III-X-1, III-X-3, III-X-5                   III-AE-20              Underlying Rate-0.50%
         III-A-1, III-X-2, III-X-3, III-X-5                   III-AE-21              Underlying Rate-0.45%
    III-A-1, III-X-1, III-X-2, III-X-3, III-X-5               III-AE-22              Underlying Rate-0.40%
             III-A-1, III-X-4, III-X-5                        III-AE-23              Underlying Rate-0.35%
         III-A-1, III-X-1, III-X-4, III-X-5                   III-AE-24              Underlying Rate-0.30%
         III-A-1, III-X-2, III-X-4, III-X-5                   III-AE-25              Underlying Rate-0.25%
    III-A-1, III-X-1, III-X-2, III-X-4, III-X-5               III-AE-26              Underlying Rate-0.20%
         III-A-1, III-X-3, III-X-4, III-X-5                   III-AE-27              Underlying Rate-0.15%
    III-A-1, III-X-1, III-X-3, III-X-4, III-X-5               III-AE-28              Underlying Rate-0.10%
    III-A-1, III-X-2, III-X-3, III-X-4, III-X-5               III-AE-29              Underlying Rate-0.05%
III-A-1, III-X-1, III-X-2, III-X-3, III-X-4, III-X-5          III-AE-30                 Underlying Rate

                                                 Group IV

The current  principal  amount of each  Exchanged  Class is equal to the principal  amount of Class IV-A-1
Certificates.  The Class IV-A-1  Certificates may be exchanged with the various  combinations of the Class
IV-X-1,  Class  IV-X-2,  Class  IV-X-3,  Class IV-X-4 and Class IV-X-5  Certificates  (the "Group IV Strip
Certificates")  set forth below.  The notional  amount of any Group IV Strip  Certificate  exchanged  must equal the  current  principal  amount of the Class  IV-A-1  Certificate  with which it is  exchanged.  The pass-through  rate of the  Exchanged  Certificates  will  equal the sum of the  pass-through  rates of the related Exchangeable Certificates.

              Exchangeable Certificates                   Exchanged Certificates          Pass-Through Rate
                    IV-A-1, IV-X-1                               IV-AE-1                Underlying Rate-1.45%
                    IV-A-1, IV-X-2                               IV-AE-2                Underlying Rate-1.40%
                IV-A-1, IV-X-1, IV-X-2                           IV-AE-3                Underlying Rate-1.35%
                    IV-A-1, IV-X-3                               IV-AE-4                Underlying Rate-1.30%
                IV-A-1, IV-X-1, IV-X-3                           IV-AE-5                Underlying Rate-1.25%
                IV-A-1, IV-X-2, IV-X-3                           IV-AE-6                Underlying Rate-1.20%
            IV-A-1, IV-X-1, IV-X-2, IV-X-3                       IV-AE-7                Underlying Rate-1.15%
                    IV-A-1, IV-X-4                               IV-AE-8                Underlying Rate-1.10%
                IV-A-1, IV-X-1, IV-X-4                           IV-AE-9                Underlying Rate-1.05%
                IV-A-1, IV-X-2, IV-X-4                           IV-AE-10               Underlying Rate-1.00%
            IV-A-1, IV-X-1, IV-X-2, IV-X-4                       IV-AE-11               Underlying Rate-0.95%
                IV-A-1, IV-X-3, IV-X-4                           IV-AE-12               Underlying Rate-0.90%
            IV-A-1, IV-X-1, IV-X-3, IV-X-4                       IV-AE-13               Underlying Rate-0.85%
            IV-A-1, IV-X-2, IV-X-3, IV-X-4                       IV-AE-14               Underlying Rate-0.80%
                    IV-A-1, IV-X-5                               IV-AE-15               Underlying Rate-0.75%
                IV-A-1, IV-X-1, IV-X-5                           IV-AE-16               Underlying Rate-0.70%
                IV-A-1, IV-X-2, IV-X-5                           IV-AE-17               Underlying Rate-0.65%
            IV-A-1, IV-X-1, IV-X-2, IV-X-5                       IV-AE-18               Underlying Rate-0.60%
                IV-A-1, IV-X-3, IV-X-5                           IV-AE-19               Underlying Rate-0.55%
            IV-A-1, IV-X-1, IV-X-3, IV-X-5                       IV-AE-20               Underlying Rate-0.50%
            IV-A-1, IV-X-2, IV-X-3, IV-X-5                       IV-AE-21               Underlying Rate-0.45%
        IV-A-1, IV-X-1, IV-X-2, IV-X-3, IV-X-5                   IV-AE-22               Underlying Rate-0.40%
                IV-A-1, IV-X-4, IV-X-5                           IV-AE-23               Underlying Rate-0.35%
            IV-A-1, IV-X-1, IV-X-4, IV-X-5                       IV-AE-24               Underlying Rate-0.30%
            IV-A-1, IV-X-2, IV-X-4, IV-X-5                       IV-AE-25               Underlying Rate-0.25%
        IV-A-1, IV-X-1, IV-X-2, IV-X-4, IV-X-5                   IV-AE-26               Underlying Rate-0.20%
            IV-A-1, IV-X-3, IV-X-4, IV-X-5                       IV-AE-27               Underlying Rate-0.15%
        IV-A-1, IV-X-1, IV-X-3, IV-X-4, IV-X-5                   IV-AE-28               Underlying Rate-0.10%
        IV-A-1, IV-X-2, IV-X-3, IV-X-4, IV-X-5                   IV-AE-29               Underlying Rate-0.05%
    IV-A-1, IV-X-1, IV-X-2, IV-X-3, IV-X-4, IV-X-5               IV-AE-30                  Underlying Rate

                                              STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                                                                Depositor

                                                    MORTGAGE PASS-THROUGH CERTIFICATES
                                                          MORTGAGE-BACKED NOTES

___________________________________________________________________________________________________________________________________

You should consider carefully the risk factors beginning on page 6 in this prospectus and the risk factors in the prospectus supplement.
___________________________________________________________________________________________________________________________________

The Offered Securities

The  depositor  proposes to establish  one or more trusts to issue and sell from time to time one or more  classes of offered  securities, which shall be mortgage pass-through certificates or mortgage-backed notes.

The Trust Fund

Each series of securities will be secured by a trust fund consisting primarily of a segregated pool of mortgage loans, including:

      o     mortgage loans secured by first and junior liens on the related mortgage property;
      o     home equity revolving lines of credit;
      o     mortgage loans where the borrower has little or no equity in the related mortgaged property;
      o     mortgage loans secured by one-to-four-family residential properties;
      o     mortgage loans secured by multifamily  properties,  commercial  properties and mixed  residential  and commercial  properties, provided that the concentration of these properties is less than 10% of the pool;
      o     manufactured housing conditional sales contracts and installment loan agreements or interests therein; and
      o     mortgage  securities  issued  or  guaranteed  by  Ginnie  Mae,  Fannie  Mae,  Freddie  Mac or  other  government  agencies  or government-sponsored agencies or privately issued mortgage securities;

in each case acquired by the depositor from one or more affiliated or unaffiliated institutions.

Credit Enhancement

If so specified in the related  prospectus  supplement,  the trust for a series of securities may include any one or any  combination of a financial guaranty insurance policy,  mortgage pool insurance policy,  letter of credit,  special hazard insurance policy or reserve fund, currency or interest rate exchange  agreements or other type of credit  enhancement.  In addition to or in lieu of the  foregoing,  credit enhancement  may be  provided  by  means  of  subordination  of one or  more  classes  of  securities,  by  cross-collateralization  or by overcollateralization.

The  securities of each series will  represent  interests or obligations  of the issuing  entity,  and will not represent  interests in or obligations of the sponsor, depositor, or any of their affiliates.

The  offered  securities  may be offered to the public  through  different  methods as  described  in "Methods  of  Distribution"  in this prospectus.

Neither the Securities and Exchange  Commission nor any state securities  commission has approved or disapproved of the securities offered hereby or determined that this prospectus or the prospectus  supplement is truthful or complete.  Any  representation to the contrary is a criminal offense.

                                             The date of this prospectus is August 31, 2006.

                                 TABLE OF CONTENTS

Caption                                                                      Page

   Servicing and Other Compensation and Payment of Expenses;

DESCRIPTION OF PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE;

                                                               INTRODUCTION

                             All capitalized terms in this prospectus are defined in the glossary at the end.

General

         The  mortgage  pass-through  certificates  or  mortgage-backed  notes  offered  by this  prospectus  and the  related  prospectus supplement  will be offered  from time to time in series.  The  securities  of each series will consist of the offered  securities  of the series, together with any other mortgage pass-through certificates or mortgage-backed notes of the series.

         Each series of  certificates  will  represent in the aggregate the entire  beneficial  ownership  interest in, and each series of notes will represent  indebtedness of, a trust fund to be established by the depositor.  Each trust fund will consist  primarily of a pool of mortgage loans or interests therein,  which may include mortgage  securities,  acquired by the depositor from one or more affiliated or unaffiliated  sellers. See "The Depositor" and "The Mortgage Pools" in this prospectus.  The mortgage loans may include sub-prime mortgage loans.  The trust fund assets,  may also include,  if  applicable,  reinvestment  income,  reserve funds,  cash accounts,  swaps and other derivatives  that are described in this  prospectus,  and various forms of credit  enhancement as described in this prospectus and will be held in trust for the benefit of the related securityholders  pursuant to: (1) with respect to each series of certificates,  a pooling and servicing  agreement or other agreement,  or (2) with respect to each series of notes, an indenture,  in each case as more fully described in this prospectus and in the related  prospectus  supplement.  Information  regarding the offered securities of a series, and the general characteristics  of the mortgage loans and other trust fund assets in the related trust fund, will be set forth in the related  prospectus supplement.

         Each series of  securities  will include one or more classes.  Each class of  securities of any series will  represent the right, which  right may be senior or  subordinate  to the rights of one or more of the other  classes of the  securities,  to receive a specified portion of payments of principal or interest or both on the  mortgage  loans and the other trust fund assets in the related  trust fund in the manner  described in this prospectus  under  "Description of the Securities" and in the related  prospectus  supplement.  A series may include  one or  more  classes  of  securities  entitled  to  principal  distributions,  with  disproportionate,  nominal  or no  interest distributions,  or to interest distributions,  with disproportionate,  nominal or no principal distributions.  A series may include two or more  classes of  securities  which  differ as to the  timing,  sequential  order,  priority of  payment,  pass-through  rate or amount of distributions of principal or interest or both.

         The depositor's only obligations with respect to a series of securities will be pursuant to  representations  and warranties made by the  depositor,  except as provided in the related  prospectus  supplement.  The master  servicer and each  principal  servicer for any series of  securities  will be named in the related  prospectus  supplement.  The  principal  obligations  of the master  servicer will be pursuant to its contractual  servicing  obligations,  which include its limited  obligation to make advances in the event of delinquencies in payments  on the  related  mortgage  loans if the  servicer of a mortgage  loan fails to make such  advance.  See  "Description  of the
Securities" in this prospectus.

         If so  specified  in the related  prospectus  supplement,  the trust fund for a series of  securities  may include any one or any combination of a financial guaranty insurance policy,  mortgage pool insurance policy, letter of credit,  special hazard insurance policy, reserve fund,  currency or interest rate exchange  agreements or any other type of credit  enhancement  described in this  prospectus.  In addition  to or in lieu of the  foregoing,  credit  enhancement  may be  provided  by means of  subordination  of one or more  classes  of securities, by cross-collateralization or by overcollateralization. See "Description of Credit Enhancement" in this prospectus.

         The rate of payment of principal of each class of securities  entitled to a portion of principal  payments on the mortgage  loans in the related  mortgage  pool and the trust fund  assets  will depend on the  priority of payment of the class and the rate and timing of principal  payments on the mortgage loans and other trust fund assets,  including by reason of  prepayments,  defaults,  liquidations  and repurchases of mortgage  loans.  A rate of principal  payments  lower or faster than that  anticipated  may affect the yield on a class of securities in the manner  described in this  prospectus  and in the related  prospectus  supplement.  See "Yield  Considerations"  in this prospectus.

         With  respect to each series of  securities,  one or more  separate  elections  may be made to treat the related  trust fund or a designated  portion  thereof as a REMIC for  federal  income tax  purposes.  If  applicable,  the  prospectus  supplement  for a series of securities  will specify which class or classes of the  securities  will be  considered  to be regular  interests in the related REMIC and which class of securities or other  interests will be designated as the residual  interest in the related REMIC.  See "Federal  Income Tax
Consequences" in this prospectus.

         The offered securities may be offered through one or more different methods,  including offerings through  underwriters,  as more fully described under "Methods of Distribution" in this prospectus and in the related prospectus supplement.

         There will be no  secondary  market for the offered  securities  of any series  prior to the  offering  thereof.  There can be no assurance  that a secondary  market for any of the offered  securities  will develop or, if it does develop,  that it will  continue.  The offered securities will not be listed on any securities exchange, unless so specified in the related prospectus supplement.

                                                               RISK FACTORS

         You should  carefully  consider,  among other  things,  the  following  factors in  connection  with the  purchase of the offered certificates:

The Offered  Certificates  or Notes Will Have Limited  Liquidity,  So You May Be Unable to Sell Your  Securities  or May Be Forced to Sell
Them at a Discount from Their Fair Market Value.

         The underwriter  intends to make a secondary  market in the offered  certificates or notes,  however the underwriter  will not be obligated to do so. There can be no assurance that a secondary  market for the offered  certificates  or notes will develop or, if it does develop,  that it will provide holders of the offered  certificates or notes with liquidity of investment or that it will continue for the life of the offered  certificates  or notes.  As a result,  any resale  prices that may be available  for any offered  certificate  in any market that may develop may be at a discount from the initial  offering price or the fair market value thereof.  The offered  certificates or notes will not be listed on any securities exchange.

The Rate and Timing of Principal Distributions on the Offered Certificates or Notes Will Be Affected by Prepayment Speeds.

         The rate and timing of distributions  allocable to principal on the offered  certificates or notes,  other than the interest only certificates,  will  depend,  in general,  on the rate and timing of  principal  payments,  including  prepayments  and  collections  upon defaults,  liquidations  and  repurchases,  on the  mortgage  loans in the related loan group,  or in the case of the offered  subordinate certificates,  both loan  groups,  and the  allocation  thereof to pay  principal  on these  certificates  as provided  in the  prospectus supplement.  As is the case  with  mortgage  pass-through  certificates  generally,  the  offered  certificates  or notes are  subject  to substantial  inherent  cash-flow  uncertainties  because the  mortgage  loans may be prepaid at any time.  However,  if  applicable,  with respect to the percentage of the mortgage loans set forth in the prospectus  supplement,  a prepayment  within five years,  as provided in the  mortgage  note,  of its  origination  may subject the related  mortgagor  to a  prepayment  charge,  which may act as a deterrent  to prepayment of the mortgage loan.  See "The Mortgage Pool" in the prospectus supplement.

         Generally,  when prevailing  interest rates are increasing,  prepayment  rates on mortgage loans tend to decrease.  A decrease in the prepayment  rates on the mortgage loans will result in a reduced rate of return of principal to investors in the offered  certificates or notes at a time when reinvestment at higher prevailing rates would be desirable.

         Conversely,  when prevailing  interest rates are declining,  prepayment rates on mortgage loans tend to increase.  An increase in the prepayment  rates on the mortgage loans will result in a greater rate of return of principal to investors in the offered  certificates or notes, at time when reinvestment at comparable yields may not be possible.

         During a certain  period as described in the related  prospectus  supplement  after the closing  date,  the entire  amount of any prepayments  and certain other  unscheduled  recoveries of principal  with respect to the mortgage loans in a loan group will be allocated to the senior  certificates  in the related  certificate  group,  other than the interest only  certificates,  with such  allocation to be subject to further  reduction  over an additional  four year period  thereafter,  as described in the  prospectus  supplement,  unless the amount of subordination  provided to the senior  certificates by the subordinate  certificates is twice the amount as of the cut-off date, and  certain  loss and  delinquency  tests are  satisfied.  This will  accelerate  the  amortization  of the senior  certificates  in each certificate  group,  other than the interest  only  certificates,  as a whole  while,  in the absence of losses in respect of the mortgage loans in the related loan group,  increasing  the  percentage  interest in the principal  balance of the mortgage loans in such loan group the subordinate certificates evidence.

         For further information  regarding the effect of principal  prepayments on the weighted average lives of the offered certificates or notes, see "Yield on the Certificates" or "Yield on the Notes" in the prospectus  supplement,  including the table entitled "Percent of
Initial Principal Balance Outstanding at the Following Percentages of the Prepayment Assumption" in the prospectus supplement.

The Yield to Maturity on the Offered Certificates or Notes Will Depend on a Variety of Factors.

         The yield to maturity on the offered  certificates  or notes,  particularly  the interest  only  certificates,  will  depend,  in general, on:

         o        the applicable purchase price; and

         o        the rate and timing of principal  payments,  including  prepayments  and  collections  upon defaults,  liquidations  and repurchases,  on the  related  mortgage  loans and the  allocation  thereof to reduce the  current  principal  amount or notional amount of the offered certificates or notes, as well as other factors.

         The yield to investors on the offered  certificates  or notes will be adversely  affected by any  allocation  thereto of interest shortfalls on the mortgage loans.

         In general,  if the offered  certificates  or notes,  other than the interest  only  certificates  or notes,  are  purchased at a premium and principal  distributions  occur at a rate faster than  anticipated  at the time of purchase,  the  investor's  actual yield to maturity  will be lower than that  assumed at the time of  purchase.  Conversely,  if the offered  certificates  or notes,  other than the interest only certificates,  are purchased at a discount and principal  distributions  occur at a rate slower than that anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that originally assumed.

         The  proceeds  to the  depositor  from  the sale of the  offered  certificates  or notes  were  determined  based on a number  of assumptions,  including a constant  rate of prepayment  each month,  or CPR,  relative to the then  outstanding  principal  balance of the mortgage  loans.  No  representation  is made that the mortgage  loans will prepay at this rate or at any other rate, or that the mortgage loans will prepay at the same rate. The yield  assumptions  for the offered  certificates  or notes will vary as determined at the time of sale. See "Yield on the Certificates" or "Yield on the Notes" in the prospectus supplement.

The Mortgage Loans Concentrated in a Specific Region May Present a Greater Risk of Loss with Respect to Such Mortgage Loans.

         Mortgage  loans secured by properties  located in the State of California are more likely to incur defaults or losses as a result of physical  damage to the properties  resulting from natural  causes such as earthquake,  mudslide and wildfire,  as compared to mortgage loans secured by properties  located in other  locations.  Investors  should note that some  geographic  regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and,  consequently,  will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally.  For example,  a region's economic condition and housing market may be directly,  or indirectly,  adversely affected by natural disasters or civil disturbances such as earthquakes,  hurricanes,  floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region  immediately  affected by the disaster or disturbance.  The mortgage loans securing the offered  certificates or notes may be concentrated in these regions,  and any concentration may present risk  considerations in addition to those generally present for similar  mortgage-backed  securities without this  concentration.  Any risks associated with mortgage loan  concentration may affect the yield to maturity of the offered  certificates or notes to the extent  losses  caused by these  risks are not  covered  by the  subordination  provided  by the  non-offered  subordinate certificates or notes.

Statutory  and Judicial  Limitations  on  Foreclosure  Procedures  May Delay  Recovery in Respect of the  Mortgaged  Property and, in Some
Instances,  Limit the Amount That May Be  Recovered by the  Foreclosing  Lender,  Resulting in Losses on the Mortgage  Loans That Might be
Allocated to the Offered Certificates or Notes.

         Foreclosure  procedures  may vary from state to state.  Two primary  methods of  foreclosing a mortgage  instrument  are judicial foreclosure,  involving court proceedings,  and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. A foreclosure  action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims  are asserted.
Delays may also result from difficulties in locating necessary  defendants.  Non-judicial  foreclosures may be subject to delays resulting from state laws  mandating  the  recording  of notice of default and notice of sale and,  in some  states,  notice to any party  having an interest of record in the real property,  including junior  lienholders.  Some states have adopted  "anti-deficiency"  statutes that limit the  ability of a lender to collect  the full amount owed on a loan if the  property  sells at  foreclosure  for less than the full amount owed.  In addition,  United States courts have  traditionally  imposed  general  equitable  principles to limit the remedies  available to lenders in foreclosure  actions that are perceived by the court as harsh or unfair.  The effect of these statutes and judicial  principles may be to delay  and/or  reduce  distributions  in  respect  of the  offered  certificates  or  notes.  See  "Legal  Aspects  of  Mortgage
Loans—Foreclosure on Mortgages and Some Contracts" in this prospectus.

The Value of the Mortgage  Loans May Be Affected By, Among Other Things,  a Decline in Real Estate  Values,  Which May Result in Losses on
the Offered Certificates or Notes.

         No assurance  can be given that values of the mortgaged  properties  have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the residential  real estate market should  experience an overall decline in property values so that the outstanding  balances of the mortgage loans,  and any secondary  financing on the mortgaged  properties,  in the mortgage pool become equal to or greater than the value of the mortgaged  properties,  the actual rates of delinquencies,  foreclosures and losses could be higher than those now generally  experienced in the mortgage lending industry.  In some areas of the United States,  real estate values have risen at a greater  rate in recent  years than in the past.  In  particular,  mortgage  loans with high  principal  balances  or high loan-to-value  ratios  will be  affected  by any  decline in real  estate  values.  Real  estate  values in any area of the country may be affected by several  factors,  including  population  trends,  mortgage  interest  rates,  and the economic  well-being of that area.  Any decrease in the value of the mortgage  loans may result in the  allocation  of losses which are not covered by credit  enhancement  to the offered certificates or notes.

The Ratings on the Offered  Certificates or Notes Are Not a Recommendation to Buy, Sell or Hold the Offered  Certificates or Notes and Are
Subject to Withdrawal at Any Time, Which May Affect the Liquidity or the Market Value of the Offered Certificates or Notes.

         It is a condition  to the  issuance  of the offered  certificates  or notes that each class of offered  certificates  or notes be rated in one of the four highest  rating  categories by a nationally  recognized  statistical  rating agency.  A security  rating is not a recommendation  to buy,  sell or hold  securities  and may be subject to revision or  withdrawal  at any time.  No person is  obligated to maintain the rating on any offered  certificate,  and,  accordingly,  there can be no assurance  that the ratings  assigned to any offered certificate  on the date on which the offered  certificates  or notes are  initially  issued will not be lowered or  withdrawn by a rating agency at any time thereafter.  In the event any rating is revised or withdrawn,  the liquidity or the market value of the related offered certificates or notes may be adversely affected. See "Ratings" in the prospectus supplement and "Rating" in this prospectus.

         The ratings of the offered  certificates or notes by the rating agencies may be lowered  following the initial  issuance  thereof as a result of losses on the  mortgage  loans in excess of the levels  contemplated  by the rating  agencies at the time of their  initial rating analysis.  Neither the depositor,  the master servicer, the servicers, the securities  administrator,  the trustee nor any of their respective  affiliates will have any obligation to replace or supplement any credit  enhancement,  or to take any other action to maintain the  ratings  of the  offered  certificates  or  notes.  See  "Description  of  Credit  Enhancement—Reduction  or  Substitution  of Credit
Enhancement" in this prospectus.

The Mortgage Loans May Have Limited Recourse to the Related Borrower, Which May Result in Losses with Respect to These Mortgage Loans.

         Some or all of the  mortgage  loans  included  in the trust fund will be  nonrecourse  loans or loans for which  recourse  may be restricted or unenforceable.  As to those mortgage loans,  recourse in the event of mortgagor default will be limited to the specific real property and other assets,  if any, that were pledged to secure the mortgage  loan.  However,  even with respect to those  mortgage  loans that provide for recourse  against the mortgagor and its assets  generally,  there can be no assurance  that  enforcement  of the recourse provisions  will be  practicable,  or that the other  assets of the  mortgagor  will be  sufficient  to permit a recovery  in respect of a defaulted  mortgage loan in excess of the liquidation  value of the related mortgaged  property.  Any risks associated with mortgage loans with no or limited  recourse may affect the yield to maturity of the offered  certificates  or notes to the extent  losses caused by these risks which are not covered by credit enhancement are allocated to the offered certificates or notes.

The Mortgage Loans May Have Environmental Risks, Which May Result in Increased Losses with Respect to These Mortgage Loans.

         To the extent that a servicer or the master servicer,  in its capacity as successor servicer,  for a mortgage loan acquires title to any related  mortgaged  property which is contaminated  with or affected by hazardous  wastes or hazardous  substances,  these mortgage loans may incur losses.  See  "Servicing of Mortgage  Loans—Realization  Upon or Sale of Defaulted  Mortgage  Loans" and "Legal Aspects of
Mortgage  Loans—Environmental  Legislation" in this prospectus.  To the extent these  environmental risks result in losses on the mortgage loans, the yield to maturity of the offered certificates or notes, to the extent not covered by credit enhancement, may be affected.

Violation of Various Federal, State and Local Laws May Result in Losses on the Mortgage Loans.

         Applicable state and local laws generally  regulate interest rates and other charges,  require specific  disclosure,  and require licensing of the  originator.  In addition,  other state and local laws,  public policy and general  principles of equity  relating to the protection  of consumers,  unfair and  deceptive  practices and debt  collection  practices  may apply to the  origination,  servicing and collection of the mortgage loans.

         The mortgage loans are also subject to federal laws, including:

         o        the Federal  Truth-in-Lending  Act and Regulation Z promulgated  thereunder,  which require specific  disclosures to the borrowers regarding the terms of the mortgage loans;

         o        the Equal Credit  Opportunity Act and Regulation B promulgated  thereunder,  which prohibit  discrimination on the basis of age, race, color, sex,  religion,  marital status,  national origin,  receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

         o        the Fair Credit  Reporting Act, which  regulates the use and reporting of information  related to the borrower's  credit experience.

         Depending on the  provisions  of the  applicable  law and the specific  facts and  circumstances  involved,  violations  of these federal or state laws,  policies and  principles may limit the ability of the trust to collect all or part of the principal of or interest on the mortgage  loans,  may entitle the borrower to a refund of amounts  previously  paid and, in  addition,  could  subject the trust to damages and administrative enforcement.  See "Legal Aspects of Mortgage Loans" in this prospectus.

         On the closing  date,  the Sponsor  will  represent  that each  mortgage  loan at the time it was made  complied in all  material respects with all applicable  laws and  regulations,  including,  without  limitation,  usury,  equal credit  opportunity,  disclosure and recording laws and all  anti-predatory  lending laws; and each mortgage loan has been serviced in all material respects in accordance with all applicable laws and regulations,  including,  without limitation,  usury, equal credit opportunity,  disclosure and recording laws and all  anti-predatory  lending laws and the terms of the related  mortgage  note, the mortgage and other loan  documents.  In the event of a breach of this  representation,  the Sponsor will be obligated to cure the breach or repurchase or substitute  the affected  mortgage loan in the manner described in the prospectus.

         Under the  anti-predatory  lending  laws of some  states,  the  borrower  is  required to meet a net  tangible  benefits  test in connection  with the  origination  of the related  mortgage loan.  This test may be highly  subjective  and open to  interpretation.  As a result,  a court may determine  that a mortgage loan does not meet the test even if the originator  reasonably  believed that the test was satisfied,  Any  determination  by a court  that the  mortgage  loan  does not meet the test  will  result  in a  violation  of the  state anti-predatory lending law, in which case the related Sponsor will be required to purchase that mortgage loan from the trust.

The Return on the Offered  Certificates or Notes Could Be Reduced by Shortfalls Due to the Application of the Servicemembers  Civil Relief
Act and Similar State Laws.

         The  Servicemembers  Civil Relief Act, or the Relief Act, and similar state laws provide  relief to  mortgagors  who enter active military  service  and to  mortgagors  in  reserve  status and the  national  guard who are called to active  military  service  after the origination of their mortgage  loans.  The military  operations by the United States in Iraq and Afghanistan has caused an increase in the number of citizens in active  military duty,  including  those citizens  previously in reserve  status.  Under the Relief Act the interest rate  applicable  to a mortgage  loan for which the  related  mortgagor  is called to active  military  service  will be reduced  from the percentage  stated in the related  mortgage note to 6.00%.  This interest rate  reduction and any reduction  provided  under similar state laws will  result in an interest  shortfall  because  neither the master  servicer  nor the related  servicer  will be able to collect the amount of interest  which  otherwise  would be payable with respect to such  mortgage  loan if the Relief Act or similar state law was not applicable  thereto.  This  shortfall  will not be paid by the  mortgagor  on future due dates or advanced  by the master  servicer or the related servicer and, therefore,  will reduce the amount available to pay interest to the  certificateholders  on subsequent  distribution dates.  We do not know how many mortgage  loans in the mortgage pool have been or may be affected by the  application of the Relief Act or similar state law. In addition,  the Relief Act imposes  limitations  that would impair the ability of the master  servicer or the related servicer  to  foreclose  on an  affected  single  family  loan  during the  mortgagor's  period of active  duty  status,  and,  under some circumstances,  during an  additional  three month period  thereafter.  Thus, in the event that the Relief Act or similar  legislation  or regulations  applies to any mortgage loan which goes into default,  there may be delays in payment and losses on the certificates or notes in connection  therewith.  Any other  interest  shortfalls,  deferrals or  forgiveness  of payments on the mortgage  loans  resulting from similar legislation or regulations may result in delays in payments or losses to holders of the offered certificates or notes.

Negative Amortization May Increase Losses Applied to the Certificates or Notes.

         When interest due on a negative  amortization  loan is added to the principal  balance of the negative  amortization loan through negative  amortization,  the mortgaged  property  provides  proportionally  less  security for the repayment of the negative  amortization loan.  Therefore,  if the  mortgagor  defaults  on the  negative  amortization  loan,  there is a greater  likelihood  that a loss will be incurred upon the  liquidation  of the mortgaged  property.  Furthermore,  the loss will be larger than would  otherwise  have been in the absence of negative amortization.

Allocation of Deferred Interest May Affect the Yield on the Certificates or Notes.

         The amount of deferred  interest,  if any,  with  respect to the  negative  amortization  loans for a given month will reduce the amount of interest  collected on the negative  amortization  loans and  available to be  distributed  as interest to the  certificates  or notes.  The reduction in interest  collections  will be offset,  in whole or in part, by applying  principal  prepayments  received on the mortgage loans to interest  distributions  on the  certificates  or notes.  To the extent the amount of deferred  interest on the negative amortization loans exceeds the principal  prepayments and/or other amounts as described in the related prospectus  supplement  received on the mortgage loans, the net rate cap on the certificates or notes will be reduced.

A Security  Interest In A Manufactured  Home Could Be Rendered  Subordinate to the Interests of Other Parties  Claiming an Interest in the
Home.

         Perfection of security  interests in manufactured  homes and enforcement of rights to realize upon the value of the  manufactured homes as  collateral  for the  manufactured  housing  contracts  are subject to a number of federal and state laws,  including the Uniform
Commercial  Code as adopted in each state and each state's  certificate  of title  statutes.  The steps  necessary to perfect the security interest  in a  manufactured  home will vary from state to state.  If the  servicer  of the  contract  fails,  due to  clerical  errors or otherwise,  to take the appropriate  steps to perfect the security  interest,  the trustee may not have a first priority security interest in the manufactured home securing a manufactured housing contract.  Additionally,  courts in many states have held that manufactured homes may become subject to real estate title and recording  laws. As a result,  a security  interest in a  manufactured  home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law.

Acquiring Board Approval for the Sale of Cooperative  Loans Could Limit the Number of Potential  Purchasers for those Shares and Otherwise
Limit the Servicer's Ability to Sell, and Realize the Value of, those Shares Backed by Such Loans.

         With respect to collateral  securing a cooperative loan, any prospective  purchaser will generally have to obtain the approval of the board of directors of the relevant  cooperative  before  purchasing  the shares and acquiring  rights under the  proprietary  lease or occupancy  agreement  securing the cooperative  loan. This approval is usually based on the purchaser's  income and net worth and numerous other factors.  The necessity of acquiring  board  approval could limit the number of potential  purchasers for those shares and otherwise limit the  servicer's  ability to sell, and realize the value of, those shares.  In addition,  the servicer will not require that a hazard or flood insurance  policy be maintained for any  cooperative  loan.  Generally,  the cooperative is responsible for maintenance of hazard insurance for the property owned by the cooperative,  and the  tenant-stockholders  of that cooperative do not maintain  individual hazard insurance  policies.  However,  if a cooperative and the related borrower on a cooperative note do not maintain hazard insurance or do not maintain  adequate coverage or any insurance  proceeds are not applied to the restoration of the damaged  property,  damage to the related borrower's  cooperative  apartment or the  cooperative's  building could  significantly  reduce the value of the  collateral  securing the cooperative note.

Defects in Security Interest Could Result in Losses.

         o        The security interest in certain manufactured homes may not be perfected.

         Every  contract  will be secured  by either (1) a security  interest  in the  manufactured  home or (2) if it is a  land-and-home contract,  the mortgage or deed of trust on the real estate where the manufactured home is permanently affixed.  Several federal and state laws,  including (i) the UCC as adopted in the relevant state,  (ii) certificate of title statutes as adopted in the relevant states;  and
(iii) if applicable,  the real estate laws as adopted in the states in which the manufactured homes are located,  govern the perfection of security  interests  in the  manufactured  homes and the  enforcement  of rights to realize  upon the value of the  manufactured  homes as collateral for the  contracts.  The steps required to perfect a security  interest in a  manufactured  home vary from state to state.  The originator will represent and warrant that each contract is secured by a perfected  security  interest in the  manufactured  home, and the originator must repurchase the contract if there is a breach of this  representation and warranty.  Nevertheless,  if the originator fails to perfect its security  interest in the  manufactured  homes securing a number of contracts,  it could cause an increase in losses on the contracts,  and you could suffer a loss on your  investment  as a result.  In addition,  under federal and state laws, a number of factors may limit the ability of the holder of a  perfected  security  interest in  manufactured  homes to realize  upon the related  manufactured homes or may limit the amount  realized  to less than the amount  due under the  related  contract  which  could  result in a loss on your investment.

         o        The assignment of the security interest in the manufactured home to the trustee may not be perfected.

         Due to the expense and  administrative  inconvenience,  the  originator  will not amend a certificate  of title to a manufactured home to name the trustee as the lienholder or note the trustee's  interest on the  certificate of title.  As a result,  in some states the assignment  of the security  interest in the  manufactured  home to the trustee may not be effective  against the seller's  creditors or a trustee in the event the seller enters  bankruptcy,  or the security  interest may not be perfected.  Also, the seller will not record the assignment to the trustee of the mortgage or deed of trust  securing  land-and-home  contracts  because of the expense and  administrative inconvenience  involved.  As a result,  in some states the assignment of the mortgage or deed of trust to the trustee may not be effective against the  seller's  creditors  or  bankruptcy  trustee.  If an  affiliate  of the seller is no longer the servicer and the trustee or a successor  servicer is unable to enforce the security interest in the manufactured  home following a default on a contract,  losses on the contracts would increase and you could suffer a loss on your investment as a result.

FICO Scores are Not an Indicator of Future Performance of Borrowers.

         Investors  should be aware that FICO  scores are based on past  payment  history of the  borrower.  Investors  should not rely on
FICO scores as an indicator of future borrower performance.  See "Loan Program — FICO Scores" in this prospectus.

                                                            THE MORTGAGE POOLS

General

         Each mortgage pool will consist  primarily of mortgage loans. The mortgage loans may consist of single family loans,  multifamily loans, commercial loans, mixed-use loans and Contracts, each as described below.

         The single  family loans will be  evidenced by mortgage  notes and secured by  mortgages  that,  in each case,  create a first or junior lien on the related mortgagor's fee or leasehold interest in the related mortgaged  property.  The related mortgaged property for a single family loan may be owner-occupied or may be a vacation, second or non-owner-occupied home.

         If  specified  in the related  prospectus  supplement  relating to a series of  securities,  the single  family loans may include cooperative  apartment  loans  evidenced by a mortgage  note secured by security  interests in the related  mortgaged  property  including shares issued by cooperatives and in the related  proprietary leases or occupancy  agreements granting exclusive rights to occupy specific dwelling units in the related buildings.

         The  multifamily  loans will be  evidenced  by  mortgage  notes and  secured by  mortgages  that create a first or junior lien on residential properties consisting of five or more dwelling units in high-rise, mid- rise or garden apartment structures or projects.

         The commercial  loans will be evidenced by mortgage notes and secured  mortgages that create a first or junior lien on commercial properties  including  office building,  retail building and a variety of other  commercial  properties as may be described in the related prospectus supplement.

         The  mixed-use  loans will be  evidenced  by  mortgage  loans and  secured by  mortgages  that  create a first or junior  lien on properties consisting of mixed residential and commercial structures.

         The aggregate  concentration by original  principal  balance of commercial,  multifamily and mixed-use loans in any mortgage pool will be less than 10% of the original principal balance of the mortgage pool.

         Mortgaged properties may be located in any one of the 50 states, the District of Columbia or the Commonwealth of Puerto Rico.

         The mortgage loans will not be guaranteed or insured by the depositor or any of its affiliates.  However,  if so specified in the related  prospectus  supplement,  mortgage loans may be insured by the FHA or guaranteed by the VA. See  "Description of Primary  Mortgage
Insurance, Hazard Insurance; Claims Thereunder—FHA Insurance" and "—VA Mortgage Guaranty" in this prospectus.

         A mortgage pool may include  mortgage  loans that are  delinquent as of the date the related  series of securities is issued.  In that case,  the related  prospectus  supplement  will set forth,  as to each  mortgage  loan,  available  information  as to the period of delinquency and any other information relevant for a prospective  investor to make an investment decision.  No mortgage loan in a mortgage pool shall be  non-performing.  Mortgage loans which are more than 30 days delinquent  included in any mortgage pool will have delinquency data relating to them included in the related  prospectus  supplement.  No mortgage pool will include a  concentration  of mortgage  loans which is more than 30 days delinquent of 20% or more.

         A mortgage pool may contain more than one mortgage loan made to the same  borrower with respect to a single  mortgaged  property, and may contain multiple mortgage loans made to the same borrower on several mortgaged properties.

         The mortgage loans may include  "sub-prime"  mortgage loans.  "Sub-prime"  mortgage loans will be underwritten in accordance with underwriting  standards  which are less stringent than guidelines for "A" quality  borrowers.  Mortgagors may have a record of outstanding judgments,  prior  bankruptcies  and other credit items that do not satisfy the  guidelines for "A" quality  borrowers.  They may have had past debts written off by past lenders.

         A mortgage  pool may include  mortgage  loans that do not meet the purchase  requirements  of Fannie Mae and Freddie  Mac.  These mortgage  loans are known as  nonconforming  loans.  The mortgage  loans may be  nonconforming  because they exceed the maximum  principal balance of mortgage  loans  purchased  by Fannie Mae and Freddie  Mac,  known as jumbo  loans,  because  the  mortgage  loan may have been originated  with limited or no  documentation,  because they are sub-prime  mortgage  loans,  or because of some other failure to meet the purchase  criteria of Fannie Mae and Freddie  Mac. The related  prospectus  supplement  will detail to what extent the mortgage  loans are nonconforming mortgage loans.

         Each  mortgage  loan will be selected by the  depositor  or its  affiliates  for  inclusion  in a mortgage  pool from among those purchased by the depositor,  either  directly or through its  affiliates,  from  Unaffiliated  Sellers or Affiliated  Sellers.  As to each series of securities,  the mortgage loans will be selected for inclusion in the mortgage pool based on rating agency criteria,  compliance with  representations  and warranties,  and conformity to criteria relating to the  characterization  of securities for tax, ERISA, SMMEA,
Form S-3 eligibility and other legal  purposes.  If a mortgage pool is composed of mortgage loans acquired by the depositor  directly from
Unaffiliated  Sellers,  the related prospectus  supplement will specify the extent of mortgage loans so acquired.  The  characteristics of the mortgage  loans will be as  described  in the related  prospectus  supplement.  Other  mortgage  loans  available  for purchase by the depositor  may have  characteristics  which would make them  eligible for inclusion in a mortgage pool but were not selected for inclusion in the mortgage pool.

         The  mortgage  loans may be  delivered  to the trust fund  pursuant to a Designated  Seller  Transaction,  concurrently  with the issuance of the related series of securities.  These  securities may be sold in whole or in part to the Seller in exchange for the related mortgage  loans,  or may be offered under any of the other methods  described in this  prospectus  under  "Methods of  Distribution."  The related  prospectus  supplement for a mortgage pool composed of mortgage loans acquired by the depositor  pursuant to a Designated  Seller
Transaction  will  generally  include  information,  provided  by the  related  Seller,  about  the  Seller,  the  mortgage  loans and the underwriting standards applicable to the mortgage loans.

         If specified in the related  prospectus  supplement,  the trust fund for a series of securities may include mortgage  securities, as described in this  prospectus.  The mortgage  securities may have been issued  previously by the depositor or an affiliate  thereof,  a financial  institution or other entity engaged  generally in the business of mortgage lending or a limited purpose  corporation  organized for the purpose of, among other  things,  acquiring  and  depositing  mortgage  loans into  trusts,  and selling  beneficial  interests in trusts.  In  addition  the  mortgage  securities  may have been issued or  guaranteed  by Ginnie  Mae,  Fannie  Mae,  Freddie Mac or other government agencies or government-sponsored  agencies, as specified in the related prospectus supplement.  The mortgage securities will be generally similar to securities  offered under this prospectus.  In any securitization  where mortgage  securities are included in a trust fund, unless the mortgage  securities are exempt from registration under the Securities Act, the offering of the mortgage  securities will be registered if required in  accordance  with Rule 190 under the  Securities  Act. As to any series of mortgage  securities,  the related prospectus  supplement will include a description of (1) the mortgage securities and any related credit enhancement,  and (2) the mortgage loans underlying the mortgage securities.

         In addition,  if specified in the related prospectus  supplement United States Treasury securities and other securities issued by the U.S.  Government,  any of its  agencies or other  issuers  established  by federal  statute  may be  included in the trust fund.  Such securities  will be backed by the full faith and credit of the United States or will represent the  obligations of the U.S.  Government or such agency or such other  issuer or  obligations  payable from the proceeds of U.S.  Government  Securities,  as specified in the related prospectus supplement.

The Mortgage Loans

         Each of the mortgage loans will be a type of mortgage loan described or referred to below:

      o     Fixed-rate,  fully-amortizing  mortgage loans (which may include mortgage loans converted from adjustable-rate  mortgage loans or  otherwise  modified)  providing  for level  monthly  payments  of  principal  and  interest  and terms at  origination  or modification of not more than approximately 15 years;

      o     Fixed-rate,  fully-amortizing  mortgage loans (which may include mortgage loans converted from adjustable-rate  mortgage loans or  otherwise  modified)  providing  for level  monthly  payments  of  principal  and  interest  and terms at  origination  or modification of more than 15 years, but not more than approximately 30 years;

      o     Fully-amortizing  ARM Loans  having an original or modified  term to maturity of not more than  approximately  30 years with a related mortgage rate which generally  adjusts  initially either three months,  six months or one, two, three,  five, seven or ten years or other  intervals  subsequent to the initial  payment  date,  and  thereafter  at either three- month,  six-month, one-year or other intervals (with  corresponding  adjustments in the amount of monthly payments) over the term of the mortgage loan to equal the sum of the related  Note Margin and the note index.  The related  prospectus  supplement  will set forth the relevant Index,  which will be of a type that is customarily  used in the debt and fixed income markets to measure the cost of borrowed  funds,  and the  highest,  lowest and  weighted  average  Note Margin  with  respect to the ARM Loans in the related mortgage pool. The related  prospectus  supplement  will also indicate any periodic or lifetime  limitations on changes in any per annum mortgage rate at the time of any  adjustment.  If specified in the related  prospectus  supplement,  an ARM Loan may include a provision  that allows the  mortgagor to convert the  adjustable  mortgage rate to a fixed rate at some point during the term of the ARM Loan generally not later than six to ten years subsequent to the initial payment date;

      o     Negatively-amortizing  ARM Loans having  original or modified terms to maturity of not more than  approximately  30 years with mortgage rates which generally adjust initially on the payment date referred to in the related prospectus  supplement,  and on each of specified periodic payment dates thereafter,  to equal the sum of the Note Margin and the Index. The scheduled monthly payment will be adjusted as and when  described in the related  prospectus  supplement to an amount that would fully  amortize the mortgage loan over its remaining  term on a level debt service  basis;  provided that  increases in the scheduled  monthly payment may be subject to limitations as specified in the related prospectus  supplement.  Any Deferred Interest will be added to the principal balance of the mortgage loan;

      o     Fixed-rate,  graduated payment mortgage loans having original or modified terms to maturity of not more than  approximately 15 years with monthly  payments  during the first year  calculated on the basis of an assumed  interest rate which is a specified percentage  below the mortgage rate on the mortgage loan.  Monthly  payments on these mortgage loans increase at the beginning of the second year by a specified  percentage of the monthly payment during the preceding year and each year thereafter to the extent necessary to amortize the mortgage loan over the remainder of its approximately  15-year term.  Deferred  Interest,  if any, will be added to the principal balance of these mortgage loans;

      o     Fixed-rate,  graduated payment mortgage loans having original or modified terms to maturity of not more than  approximately 30 years with monthly  payments  during the first year  calculated on the basis of an assumed  interest rate which is a specified percentage  below the mortgage rate on the mortgage loan.  Monthly  payments on these mortgage loans increase at the beginning of the second year by a specified  percentage of the monthly payment during the preceding year and each year thereafter to the extent necessary to fully amortize the mortgage loan over the remainder of its approximately  30-year term. Deferred Interest, if any, will be added to the principal balance of these mortgage loans;

      o     Balloon loans having payment terms similar to those described in one of the preceding  paragraphs,  calculated on the basis of an assumed amortization term, but providing for a balloon payment of all outstanding  principal and interest to be made at the end of a specified term that is shorter than the assumed amortization term;

      o     Mortgage loans that provide for a line of credit pursuant to which amounts may be advanced to the borrower from time to time;

      o     Mortgage loans that require that each monthly payment  consist of an installment of interest which is calculated  according to the simple interest  method.  This method  calculates  interest using the outstanding  principal  balance of the mortgage loan multiplied by the loan rate and further  multiplied by a fraction,  the numerator of which is the number of days in the period elapsed  since the  preceding  payment of interest was made and the  denominator  of which is the number of days in the annual period for which  interest  accrues on the mortgage  loan. As payments are received on simple  interest  mortgage  loans,  the amount  received is applied  first to interest  accrued to the date of payment and the balance is applied to reduce the unpaid principal balance of the mortgage loan; or

      o     Mortgage  loans which  provide for an interest  only period and do not provide for the payment of principal  for the number of years specified in the related prospectus supplement.

         The mortgage pool may contain  mortgage loans secured by junior liens.  The related senior lien,  which may have been made at the same time as the first lien,  may or may not be included  in the  mortgage  pool as well.  The primary  risk to holders of mortgage  loans secured by junior liens is the  possibility  that  adequate  funds will not be received in connection  with a  foreclosure  of the related senior  liens to satisfy  fully both the senior liens and the  mortgage  loan  secured by a junior  lien.  In the event that a holder of a senior lien  forecloses on a mortgaged  property,  the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure,  second to real estate taxes,  third in satisfaction of all principal,  interest, prepayment  or  acceleration  penalties,  if any,  and any other sums due and owing to the holder of the senior  liens.  The claims of the holders of the senior  liens will be  satisfied  in full out of proceeds of the  liquidation  of the related  mortgaged  property,  if the proceeds are  sufficient,  before the trust fund as holder of the junior lien  receives any payments in respect of the mortgage  loan.  If the master  servicer or a servicer  were to foreclose on a mortgage  loan secured by a junior lien,  it would do so subject to any related senior liens. In order for the debt related to the mortgage loan to be paid in full at the sale, a bidder at the  foreclosure  sale of the mortgage  loan would have to bid an amount  sufficient  to pay off all sums due under the  mortgage  loan and the senior liens or purchase the  mortgaged  property  subject to the senior liens.  In the event that the proceeds  from a foreclosure  or similar sale of the related mortgaged  property are insufficient to satisfy all senior liens and the mortgage loan in the aggregate,  the trust fund, as the holder of the junior lien,  and,  accordingly,  holders of one or more classes of the securities of the related series bear (1) the risk of delay in distributions  while a  deficiency  judgment  against the  borrower is sought and (2) the risk of loss if the  deficiency  judgment is not realized upon.  Moreover,  deficiency  judgments may not be available in some  jurisdictions  or the mortgage loan may be nonrecourse.  In addition,  a junior  mortgagee may not foreclose on the property  securing a junior  mortgage  unless it forecloses  subject to the senior mortgages.

         A mortgage loan may require  payment of a prepayment  charge or penalty,  the terms of which will be more fully  described in the prospectus supplement.  Prepayment penalties may apply if the borrower makes a substantial  prepayment,  or may apply only if the borrower refinances  the mortgage  loans.  A  multifamily,  commercial or mixed-use  loan may also contain a prohibition  on prepayment or lock-out period.

         The  mortgage  loans may be "equity  refinance"  mortgage  loans,  as to which a portion of the proceeds are used to refinance an existing  mortgage  loan,  and the  remaining  proceeds may be retained by the  mortgagor or used for purposes  unrelated to the mortgaged property.  Alternatively,  the mortgage  loans may be "rate and term  refinance"  mortgage  loans,  as to which  substantially  all of the proceeds (net of related costs incurred by the  mortgagor)  are used to refinance an existing  mortgage loan or loans (which may include a junior lien)  primarily in order to change the interest rate or other terms  thereof.  The mortgage loans may be mortgage loans which have been consolidated  and/or have had various terms changed,  mortgage loans which have been converted from adjustable rate mortgage loans to fixed rate  mortgage  loans,  or  construction  loans which have been  converted to permanent  mortgage  loans.  In addition,  a mortgaged property may be subject to secondary  financing at the time of origination of the mortgage loan or  thereafter.  In addition,  some or all of the single family loans secured by junior liens may be High LTV Loans.

         If provided for in the related  prospectus  supplement,  a mortgage pool may contain  convertible  mortgage loans which allow the mortgagors  to convert the interest  rates on these  mortgage  loans from a fixed rate to an adjustable  rate, or an adjustable  rate to a fixed rate, at some point during the life of these mortgage loans. In addition,  if provided for in the related prospectus  supplement,  a mortgage pool may contain  mortgage loans which may provide for  modification to other fixed rate or adjustable  rate programs  offered by the Seller. If specified in the related  prospectus  supplement,  upon any conversion or modification,  the depositor,  the related master servicer,  the related servicer,  the applicable Seller or a third party will repurchase the converted or modified mortgage loan as and to the extent set forth in the related  prospectus  supplement.  Upon the failure of any party so obligated to  repurchase  any  converted or modified mortgage loan, it will remain in the mortgage pool.

         If provided for in the related prospectus  supplement,  the mortgage loans may include buydown mortgage loans. Under the terms of a buydown  mortgage  loan,  the monthly  payments made by the mortgagor  during the early years of the mortgage loan will be less than the scheduled monthly payments on the mortgage loan. The resulting difference will be made up from:

      o     funds contributed by the Seller of the mortgaged property or another source and placed in a custodial account,

      o     if funds contributed by the Seller are contributed on a present value basis, investment earnings on these funds, or

      o     additional funds to be contributed over time by the mortgagor's employer or another source.

         Generally,  the  mortgagor  under  each  buydown  mortgage  loan will be  qualified  at the  applicable  lower  monthly  payment.
Accordingly,  the repayment of a buydown  mortgage loan is dependent on the ability of the mortgagor to make larger level monthly payments after the Buydown Funds have been depleted and, for some buydown mortgage loans, during the Buydown Period.

         The prospectus  supplement for each series of securities  will contain  information as to the type of mortgage loans that will be included in the related  mortgage  pool.  Each  prospectus  supplement  applicable  to a series of  securities  will include  information, generally as of the cut-off date and to the extent then available to the depositor, on an approximate basis, as to the following:

      o     the aggregate principal balance of the mortgage loans,

      o     the type of property securing the mortgage loans,

      o     the original or modified terms to maturity of the mortgage loans,

      o     the range of principal balances of the mortgage loans at origination or modification,

      o     the earliest origination or modification date and latest maturity date of the mortgage loans,

      o     the Loan-to-Value Ratios of the mortgage loans,

      o     the mortgage rate or range of mortgage rates borne by the mortgage loans,

      o     if any of the mortgage loans are ARM Loans,  the  applicable  Index,  the range of Note Margins and the weighted  average Note
            Margin,

      o     the geographical distribution of the mortgage loans,

      o     the percentage of buydown mortgage loans, if applicable, and

      o     the percent of ARM Loans which are convertible to fixed-rate mortgage loans, if applicable.

      A Current Report on Form 8-K will be sent, upon request, to holders of the related series of securities and will be filed,  together with the related pooling and servicing agreement, with respect to each series of certificates,  or the related servicing agreement,  owner trust agreement and indenture,  with respect to each series of notes,  with the Commission  after the initial  issuance of the securities.
In the event that mortgage  loans are added to or deleted from the trust fund after the date of the related  prospectus  supplement but on or before the date of issuance of the  securities if any material pool  characteristic  differs by 5% or more from the  description in the prospectus  supplement,  revised  disclosure  will be provided  either in a  supplement  or in a Current  Report on Form 8-K which will be available to investors on the SEC website.

         The  depositor  will cause the mortgage  loans  included in each  mortgage  pool,  or mortgage  securities  evidencing  interests therein, to be assigned,  without recourse, to the trustee named in the related prospectus  supplement,  for the benefit of the holders of the  securities of a series.  Except to the extent that servicing of any mortgage loan is to be  transferred  to a special  servicer,  the master servicer named in the related prospectus supplement will service the mortgage loans,  directly or through servicers,  pursuant to a pooling and servicing agreement,  with respect to each series of certificates,  or a servicing  agreement,  with respect to each series of notes,  and will  receive  a fee for these  services.  See  "Servicing  of  Mortgage  Loans,"  "Description  of the  Securities"  and "The
Agreements" in this  prospectus.  The master  servicer's  obligations  with respect to the mortgage loans will consist  principally of its contractual  servicing  obligations under the related pooling and servicing agreement or servicing agreement  (including its obligation to supervise,  monitor and oversee the obligations of the servicers to service and administer their  respective  mortgage loans in accordance with the terms of the  applicable  servicing  agreements),  as more fully  described  in this  prospectus  under  "Servicing  of  Mortgage
Loans—Servicers,"  and, if and to the extent set forth in the related prospectus  supplement,  its obligation to make cash advances in the event of  delinquencies  in payments on or with respect to the mortgage loans as described in this  prospectus  under  "Description of the
Securities—Advances")  or pursuant to the terms of any mortgage  securities.  The obligations of a master servicer to make advances may be subject to limitations, to the extent this prospectus and the related prospectus supplement so provides.

Underwriting Standards

         Mortgage  loans to be included in a mortgage  pool will be  purchased  on the closing date by the  depositor  either  directly or indirectly from Affiliated Sellers or Unaffiliated Sellers. The depositor will acquire mortgage loans utilizing  re-underwriting  criteria which it believes are  appropriate,  depending to some extent on the depositor's or its affiliates'  prior  experience with the Seller and the servicer,  as well as the  depositor's  prior  experience  with a particular  type of mortgage loan or with mortgage loans relating to mortgaged  properties in a particular  geographical  region. A standard  approach to  re-underwriting  is to compare loan file information and  information  that is represented  to the depositor on a tape with respect to a percentage of the mortgage  loans the depositor  deems appropriate in the circumstances.  The depositor will not undertake any independent  investigations of the  creditworthiness of particular obligors.

         The mortgage  loans,  as well as mortgage loans  underlying  mortgage  securities  will have been  originated in accordance  with underwriting standards described below.

         The  underwriting  standards to be used in originating the mortgage loans are primarily  intended to assess the  creditworthiness of the mortgagor, the value of the mortgaged property and the adequacy of the property as collateral for the mortgage loan.

         The mortgage loans will be originated under  "full/alternative",  "stated income/verified assets", "stated income/stated assets",
"no  documentation"  or "no  ratio"  programs.  The  "full/alternative"  documentation  programs  generally  verify  income  and assets in accordance with Fannie Mae/Freddie Mac automated  underwriting  requirements.  The stated  income/verified  assets,  stated  income/stated
assets, no documentation or no ratio programs generally require less  documentation and verification than do full  documentation  programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of  income/employment,  assets and certain payment histories.  Generally,  under both  "full/alternative"  documentation  programs,  at least one month of income  documentation is provided.
This  documentation  is also  required  to include  year-to-date  income or prior  year  income in case the  former is not  sufficient  to establish  consistent  income.  Generally  under a "stated income verified  assets"  program no  verification  of a mortgagor's  income is undertaken  by the  origination  however,  verification  of the  mortgagor's  assets is obtained.  Under a "stated  income/stated  assets"
program,  no verification of either a mortgagor's income or a mortgagor's assets is undertaken by the originator  although both income and assets are stated on the loan application and a "reasonableness  test" is applied.  Generally,  under a "no  documentation"  program,  the mortgagor is not required to state his or her income or assets and therefore,  no  verification  of such  mortgagor's  income or assets is undertaken by the originator.  The  underwriting  for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged  property and the LTV ratio at origination  as well as on the payment  history and credit score.  Generally,  under a "no ratio"
program,  the mortgagor is not required to disclose their income  although the nature of employment is disclosed.  Additionally,  on a "no ratio" program assets are verified.

         The primary  considerations  in underwriting a mortgage loan are the mortgagor's  employment  stability and whether the mortgagor has  sufficient  monthly  income  available (1) to meet the  mortgagor's  monthly  obligations  on the proposed  mortgage loan  (generally determined  on the basis of the  monthly  payments  due in the year of  origination)  and other  expenses  related to the home  (including property  taxes and hazard  insurance)  and (2) to meet  monthly  housing  expenses and other  financial  obligations  and monthly  living expenses.  However,  the Loan-to-Value  Ratio of the mortgage loan is another critical factor. In addition,  a mortgagor's  credit history and repayment ability, as well as the type and use of the mortgaged property, are also considerations.

         High LTV  Loans  are  underwritten  with an  emphasis  on the  creditworthiness  of the  related  mortgagor.  High LTV  Loans are underwritten with a limited expectation of recovering any amounts from the foreclosure of the related mortgaged property.

         In the case of the multifamily  loans,  commercial loans or mixed-use loans,  lenders typically look to the debt service coverage ratio of a loan as an  important  measure of the risk of  default  on that  loan.  Unless  otherwise  defined  in the  related  prospectus supplement,  the debt service  coverage ratio of a multifamily  loan,  commercial loan or mixed-use loan at any given time is the ratio of
(1) the net operating income of the related mortgaged property for a twelve-month  period to (2) the annualized  scheduled payments on the mortgage loan and on any other loan that is secured by a lien on the mortgaged  property  prior to the lien of the related  mortgage.  The net  operating  income of a mortgaged  property is the total  operating  revenues  derived  from a  multifamily,  commercial  or mixed-use property,  as applicable,  during that period,  minus the total operating expenses incurred in respect of that property during that period other than (a) non-cash items such as depreciation  and  amortization,  (b) capital  expenditures and (c) debt service on loans (including the related  mortgage  loan)  secured by liens on that  property.  The net  operating  income of a  multifamily,  commercial  or mixed-use property,  as applicable,  will fluctuate over time and may or may not be sufficient to cover debt service on the related mortgage loan at any given time. As the primary  source of the  operating  revenues of a  multifamily,  commercial or mixed-use  property,  as  applicable, rental income (and maintenance  payments from  tenant-stockholders  of a cooperatively owned multifamily  property) may be affected by the condition of the applicable real estate market and/or area economy.  Increases in operating  expenses due to the general  economic climate or economic  conditions  in a locality or industry  segment,  such as increases in interest  rates,  real estate tax rates,  energy costs, labor costs and other operating expenses,  and/or to changes in governmental rules,  regulations and fiscal policies,  may also affect the risk of  default  on a  multifamily,  commercial  or  mixed-use  loan.  Lenders  also look to the  Loan-to-Value  Ratio of a  multifamily, commercial or mixed-use loan as a measure of risk of loss if a property must be liquidated following a default.

         Each  prospective  mortgagor will generally  complete a mortgage loan  application  that includes  information on the applicant's liabilities,  income,  credit  history,  employment  history and personal  information.  One or more credit reports on each applicant from national credit reporting  companies  generally will be required.  The report typically  contains  information  relating to credit history with local and national  merchants and lenders,  installment  debt payments and any record of defaults,  bankruptcies,  repossessions,  or judgments.  In the case of a multifamily  loan,  commercial loan or mixed-use loan, the mortgagor will also be required to provide certain information  regarding the related  mortgaged  property,  including a current rent roll and operating income  statements (which may be pro forma and unaudited).  In addition,  the originator will generally also consider the location of the mortgaged property,  the availability of competitive  lease space and rental income of comparable  properties in the relevant  market area, the overall  economy and demographic features of the  geographic  area and the  mortgagor's  prior  experience in owning and operating  properties  similar to the  multifamily properties or commercial properties, as the case may be.

         Mortgaged  properties  generally will be appraised by licensed  appraisers or through an automated  valuation  system. A licensed appraiser will generally  address  neighborhood  conditions,  site and zoning status and condition and valuation of  improvements.  In the case of mortgaged  properties  secured by single family loans,  the appraisal report will generally  include a reproduction  cost analysis
(when  appropriate)  based on the current  cost of  constructing  a similar  home and a market  value  analysis  based on recent  sales of comparable homes in the area. With respect to multifamily properties,  commercial properties and mixed-use properties,  the appraisal must specify whether an income  analysis,  a market  analysis or a cost analysis was used. An appraisal  employing the income approach to value analyzes a property's projected net cash flow,  capitalization and other operational  information in determining the property's value. The market approach to value analyzes the prices paid for the purchase of similar  properties in the property's  area, with  adjustments  made for  variations  between those other  properties and the property  being  appraised.  The cost approach to value requires the appraiser to make an estimate of land value and then determine the current cost of reproducing the improvements less any accrued  depreciation.  In any case, the value of the property being financed,  as indicated by the appraisal,  must support,  and support in the future, the outstanding loan  balance.  All  appraisals by licensed  appraisers  are required to be on forms  acceptable  to Fannie Mae or Freddie Mac.  Automated valuation  systems  generally rely on publicly  available  information  regarding  property values and will be described more fully in the related  prospectus  supplement.  An appraisal  for  purposes of  determining  the Value of a mortgaged  property may include an automated valuation.

         Notwithstanding the foregoing,  Loan-to-Value  Ratios will not necessarily provide an accurate measure of the risk of liquidation loss in a pool of  mortgage  loans.  For  example,  the value of a mortgaged  property  as of the date of initial  issuance of the related series of securities may be less than the Value  determined at loan  origination,  and will likely continue to fluctuate from time to time based upon changes in economic  conditions and the real estate  market.  Mortgage  loans which are subject to negative  amortization  will have  Loan-to-Value  Ratios which will increase  after  origination  as a result of negative  amortization.  Also,  even when current,  an appraisal is not necessarily a reliable estimate of value for a multifamily  property or commercial property.  As stated above,  appraised values of multifamily,  commercial and mixed-use  properties are generally  based on the market  analysis,  the cost analysis,  the income analysis,  or upon a selection from or  interpolation  of the values derived from those  approaches.  Each of these appraisal  methods can present analytical  difficulties.  It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property  may have  little to do with its  current  market  value;  and income  capitalization  is  inherently  based on inexact projections  of income and expenses and the  selection  of an  appropriate  capitalization  rate.  Where more than one of these  appraisal methods are used and  provide  significantly  different  results,  an accurate  determination  of value and,  correspondingly,  a reliable analysis of default and loss risks, is even more difficult.

         If so specified in the related prospectus  supplement,  the underwriting of a multifamily loan, commercial loan or mixed-use loan may also include  environmental  testing.  Under the laws of some states,  contamination  of real  property may give rise to a lien on the property to assure the costs of  cleanup.  In several  states,  this type of lien has  priority  over an  existing  mortgage  lien on that property. In addition,  under the laws of some states and under CERCLA, a lender may be liable, as an "owner" or "operator",  for costs of addressing  releases or  threatened  releases of  hazardous  substances  at a property,  if agents or  employees of the lender have become sufficiently  involved in the operations of the borrower,  regardless of whether or not the  environmental  damage or threat was caused by the borrower or a prior owner.  A lender also risks such  liability on  foreclosure  of the mortgage as described  under "Legal Aspects of
Mortgage Loans—Environmental Legislation" in this prospectus.

         With respect to any FHA loan or VA loans the mortgage  loan Seller will be required to  represent  that it has complied  with the applicable  underwriting  policies of the FHA or VA,  respectively.  See "Description of Primary  Mortgage  Insurance,  Hazard  Insurance;
Claims Thereunder—FHA Insurance" and "—VA Insurance" in this prospectus.

FICO Scores

         The FICO Score is a statistical  ranking of likely future credit performance  developed by Fair, Isaac & Company ("Fair,  Isaac")
and the three national credit  repositories-Equifax,  Trans Union and First American  (formerly Experian which was formerly TRW). The FICO
Scores  available from the three national credit  repositories  are calculated by the assignment of weightings to the most predictive data collected  by the  credit  repositories  and  range  from the  300's to the  900's.  Although  the FICO  Scores  are  based  solely on the information  at the  particular  credit  repository,  such FICO Scores  have been  calibrated  to  indicate  the same level of credit risk regardless  of which  credit  repository  is used.  The FICO Scores is used along with,  but not limited  to,  mortgage  payment  history, seasoning on bankruptcy and/or foreclosure, and is not a substitute for the underwriter's judgment.

Qualifications of Originators and Sellers

         Each mortgage loan generally will be originated,  directly or through mortgage brokers and correspondents,  by a savings and loan association,  savings bank,  commercial bank, credit union,  insurance company, or similar institution which is supervised and examined by a federal or state authority,  or by a mortgagee  approved by the Secretary of Housing and Urban Development  pursuant to sections 203 and
211 of the Housing Act, unless otherwise provided in the related prospectus supplement.

Representations by Sellers

         Each Seller will have made  representations  and warranties in respect of the mortgage loans and/or  mortgage  securities sold by the Seller and  evidenced  by a series of  securities.  In the case of mortgage  loans,  representations  and  warranties  will  generally include, among other things, that as to each mortgage loan:

         o        With respect to any first lien mortgage  loan, a lender's  title  insurance  policy (on an ALTA or CLTA form) or binder, or other  assurance of title  customary in the relevant  jurisdiction  therefore in a form  acceptable  to Fannie Mae or
                  Freddie Mac, was issued on the date that each  mortgage  loan was created by a title  insurance  company  which,  to the best of the related seller's  knowledge,  was qualified to do business in the jurisdiction  where the related  mortgaged property is located,  insuring the related  seller and its  successors and assigns that the mortgage is a first priority lien on the related  mortgaged  property in the original  principal  amount of the mortgage loan; and the related seller is the sole insured  under such  lender's  title  insurance  policy,  and such policy,  binder or assurance is valid and remains in full force and effect,  and each such policy,  binder or assurance shall contain all applicable  endorsements including a negative  amortization  endorsement,  if applicable.  With respect to any second lien mortgage  loan,  other than any  Piggyback  Loan that has an initial  principal  amount less than or equal to  $200,000,  (a) a lender's  title insurance  policy or binder,  or other  assurance of title  customary in the relevant  jurisdiction  therefore in a form acceptable  to Fannie  Mae or  Freddie  Mac,  was  issued on the date that each  mortgage  loan was  created  by a title insurance  company  which,  to the  best  of the  related  seller's  knowledge,  was  qualified  to do  business  in the jurisdiction  where the related  mortgaged  property is located,  insuring  the related  seller and its  successors  and assigns;  and the related  seller is the sole insured  under such  lender's  title  insurance  policy,  and such policy, binder or assurance  is valid and remains in full force and effect,  and each such  policy,  binder or  assurance  shall contain all  applicable  endorsements  including  a negative  amortization  endorsement,  if  applicable,  or (b) a lien search  was conducted at the time of origination with respect to the related property;

         o        immediately  prior to the  transfer to the  depositor,  the related  Seller was the sole owner of  beneficial  title and holder of the mortgage and mortgage  note  relating to such  mortgage  loan and is conveying  the same free and clear of any and all liens, claims,  encumbrances,  participation interests,  equities, pledges, charges or security interests of any nature and the  related  Seller has full right and  authority  to sell or assign the same  pursuant  to the  related mortgage loan purchase agreement;

         o        there is no mechanics' lien or claim for work,  labor or material  affecting the premises  subject to any mortgage which is or may be a lien prior to, or equal with,  the lien of such  mortgage  except those which are insured  against by the title insurance policy referred to above;

         o        the mortgage is a valid and enforceable  first or other  applicable lien on the property  securing the related  mortgage note and each  mortgaged  property is owned by the  mortgagor in fee simple  (except with respect to common areas in the case of  condominiums,  PUDs and de  minimis  PUDs)  or by  leasehold  for a term  longer  than the term of the  related mortgage,  subject only to (i) the lien of current real property taxes and assessments,  (ii) covenants,  conditions and restrictions,  rights  of way,  easements  and  other  matters  of public  record  as of the date of  recording  of such mortgage,  such exceptions being acceptable to mortgage lending institutions  generally or specifically reflected in the appraisal  obtained in  connection  with the  origination  of the related  mortgage  loan or referred to in the lender's title insurance  policy  delivered to the originator of the related  mortgage loan and (iii) other matters to which like properties  are commonly  subject which do not  materially  interfere  with the benefits of the security  intended to be provided by such mortgage;

         o        the  physical  property  subject  to the  mortgage  is free of  material  damage  and is in good  repair and there is no proceeding pending or threatened for the total or partial condemnation of any mortgaged property;

         o        there was no delinquent  tax or  assessment  lien against the property  subject to any mortgage,  except where such lien was being contested in good faith and a stay had been granted against levying on the property; and

         o        each mortgage  loan at the time it was made  complied in all material  respects  with all  applicable  local,  state and federal laws and regulations,  including, without limitation, usury, equal credit opportunity,  disclosure and recording laws and all  applicable  predatory,  abusive and fair lending  laws;  and each  mortgage  loan has been serviced in all material respects in accordance with all applicable laws and regulations,  including,  without limitation,  usury, equal credit opportunity,  disclosure and recording laws and all applicable  anti-predatory  lending laws and the terms of the related mortgage note, the mortgage and other loan documents.

If the mortgage  loans include  cooperative  mortgage  loans,  representations  and warranties  with respect to title  insurance or hazard insurance may not be given.  Generally,  the cooperative  itself is responsible for the maintenance of hazard insurance for property owned by the  cooperative,  and the borrowers  (tenant-stockholders)  of the  cooperative do not maintain hazard  insurance on their  individual dwelling units. In the case of mortgage  securities,  representations  and warranties will generally include,  among other things, that as to each mortgage  security,  the Seller has good title to the mortgage  security free of any liens. In the event of a breach of a Seller's representation  or warranty  that  materially  adversely  affects the  interests  of the  securityholders  in a mortgage  loan or mortgage security,  the related Seller will be obligated to cure the breach or repurchase  or, if permitted,  replace the mortgage loan or mortgage security as described  below.  However,  there can be no assurance that a Seller will honor its obligation to repurchase or, if permitted, replace any mortgage loan or mortgage security as to which a breach of a representation or warranty arises.

         All of the  representations  and warranties of a Seller in respect of a mortgage loan or mortgage security will have been made as of the date on which the mortgage  loan or mortgage  security was  purchased  from the Seller by or on behalf of the  depositor,  unless a specific  representation  or warranty relates to an earlier date, in which case such  representation  or warranty shall be made as of such earlier date. As a result,  the date as of which the  representations  and warranties were made may be a date prior to the date of initial issuance of the related  series of  securities  or, in the case of a  Designated  Seller  Transaction,  will be the date of closing of the related sale by the applicable  Seller.  A substantial  period of time may have elapsed  between the date as of which the  representations and  warranties  were made and the later  date of  initial  issuance  of the  related  series of  securities.  Accordingly,  the  Seller's repurchase obligation (or, if specified in the related prospectus  supplement,  limited replacement option) described below will not arise if, during the period  commencing on the date of sale of a mortgage  loan or mortgage  security by the Seller,  an event occurs that would have given rise to a repurchase  obligation had the event occurred prior to sale of the affected  mortgage loan or mortgage  security,  as the case may be. The only  representations  and  warranties  to be made for the benefit of holders of securities in respect of any related mortgage loan or mortgage  security  relating to the period  commencing  on the date of sale of the mortgage loan or mortgage  security by the Seller to or on behalf of the  depositor  will be the limited  corporate  representations  of the  depositor  and the master  servicer described under "Description of the Securities—Assignment of Trust Fund Assets" below.

         The depositor  will assign to the trustee for the benefit of the holders of the related  series of  securities  all of its right, title and interest in each  purchase  agreement by which it purchased a mortgage loan or mortgage  security  from a Seller  insofar as the purchase agreement relates to the  representations  and warranties made by the Seller in respect of the mortgage loan or mortgage security and any remedies provided for with respect to any breach of  representations  and warranties with respect to the mortgage loan or mortgage security.  If a Seller  cannot  cure a breach of any  representation  or  warranty  made by it in respect of a mortgage  loan or  mortgage security  which  materially and adversely  affects the interests of the  securityholders  therein  within a specified  period after having discovered or received  notice of a breach,  then, the Seller will be obligated to repurchase the mortgage loan or mortgage  security at a purchase price set forth in the related  pooling and servicing  agreement or other  agreement which purchase price generally will be equal to the principal  balance thereof as of the date of repurchase  plus accrued and unpaid  interest  through or about the date of repurchase at the related  mortgage rate or pass-through  rate, as applicable  (net of any portion of this interest  payable to the Seller in respect of master servicing compensation,  special servicing compensation or servicing compensation,  as applicable,  and any interest retained by the depositor).

         As to any mortgage loan required to be repurchased by a Seller as provided  above,  rather than repurchase the mortgage loan, the
Seller, if so specified in the related prospectus  supplement,  will be entitled,  at its sole option, to remove the Deleted Mortgage Loan from the trust fund and substitute in its place a Qualified  Substitute Mortgage Loan;  however,  with respect to a series of certificates for which no REMIC election is to be made, the  substitution  must be effected within 120 days of the date of the initial  issuance of the related series of  certificates.  With respect to a trust fund for which a REMIC election is to be made, the  substitution  of a defective mortgage loan must be effected  within two years of the date of the initial  issuance of the related series of  certificates,  and may not be made if the substitution  would cause the trust fund, or any portion  thereof,  to fail to qualify as a REMIC or result in a Prohibited
Transaction Tax under the Code. Any Qualified Substitute Mortgage Loan generally will, on the date of substitution:

      o     have an outstanding  principal  balance,  after deduction of the principal  portion of the monthly payment due in the month of substitution,  not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be  deposited  in the  Distribution  Account by the related  Seller or the master  servicer in the month of  substitution  for distribution to the securityholders),

      o     have a mortgage  rate and a Net  Mortgage  Rate not less than (and not  materially  greater  than) the  mortgage  rate and Net
            Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution,

      o     have a  Loan-to-Value  Ratio at the time of  substitution  no higher  than that of the  Deleted  Mortgage  Loan at the time of substitution,

      o     have a remaining  term to maturity not  materially  earlier or later than (and not later than the latest  maturity date of any mortgage loan) that of the Deleted Mortgage Loan, and

      o     comply with all of the representations and warranties made by the Seller as of the date of substitution.

The related  mortgage loan  purchase  agreement  may include  additional  requirements  relating to ARM Loans or other  specific  types of mortgage  loans,  or  additional  provisions  relating to meeting  the  foregoing  requirements  on an  aggregate  basis where a number of substitutions  occur  contemporaneously.  A Seller will have an option to  substitute  for a mortgage  security  that it is  obligated  to repurchase  in  connection  with a breach of a  representation  and warranty  only if it  satisfies  the criteria set forth in the related prospectus supplement.

         The master servicer or the trustee will be required under the applicable pooling and servicing  agreement or servicing  agreement to use reasonable  efforts to enforce this repurchase or substitution  obligation for the benefit of the trustee and the  securityholders, following  those  practices it would  employ in its good faith  business  judgment and which are normal and usual in its general  mortgage servicing  activities;  provided,  however,  that this repurchase or  substitution  obligation will not become an obligation of the master servicer in the event the  applicable  Seller  fails to honor the  obligation.  In  instances  where a Seller is unable,  or disputes  its obligation,  to  repurchase  affected  mortgage  loans and/or  mortgage  securities,  the master  servicer or the trustee,  employing  the standards set forth in the preceding  sentence,  may negotiate and enter into one or more  settlement  agreements  with the related Seller that could provide for the repurchase of only a portion of the affected  mortgage loans and/or mortgage  securities.  Any settlement could lead to losses on the mortgage loans and/or mortgage  securities  which would be borne by the related  securities.  In accordance with the above described  practices,  the master servicer or trustee will not be required to enforce any repurchase  obligation of a Seller arising from any  misrepresentation  by the Seller, if the master servicer determines in the reasonable exercise of its business judgment that the matters related to the  misrepresentation  did not directly cause or are not likely to directly cause a loss on the related  mortgage loan or mortgage  security.  If the Seller fails to repurchase and no breach of any other party's  representations  has occurred,  the Seller's repurchase  obligation will not become an obligation of the depositor or any other party. In the case of a Designated  Seller  Transaction where the Seller fails to repurchase a mortgage  loan or mortgage  security and neither the depositor nor any other entity has assumed the representations  and  warranties,  the  repurchase  obligation  of the Seller will not become an  obligation of the depositor or any other party.  The foregoing  obligations  will  constitute  the sole remedies  available to  securityholders  or the trustee for a breach of any representation by a Seller or for any other event giving rise to the obligations as described above.

         Neither the  depositor nor the master  servicer will be obligated to repurchase a mortgage loan or mortgage  security if a Seller defaults on its  obligation  to do so, and no  assurance  can be given that the Sellers  will carry out their  repurchase  obligations.  A default  by a Seller  is not a  default  by the  depositor  or by the  master  servicer.  However,  to the  extent  that a  breach  of the representations  and warranties of a Seller also  constitutes a breach of a  representation  made by the depositor or the master servicer, as described below under  "Description of the  Securities—Assignment  of Trust Fund Assets," the depositor or the master servicer may have a repurchase or  substitution  obligation.  Any mortgage loan or mortgage  security not so repurchased or substituted  for shall remain in the related trust fund and any losses related thereto shall be allocated to the related credit enhancement,  to the extent available,  and otherwise to one or more classes of the related series of securities.

         If a  person  other  than a  Seller  makes  the  representations  and  warranties  referred  to in the  first  paragraph  of this
"—Representations  by Sellers" section,  or a person other than a Seller is responsible for repurchasing or replacing any mortgage loan or mortgage  security  for a breach of those  representations  and  warranties,  the identity of that person will be specified in the related prospectus  supplement.  The master servicer's  responsibilities for enforcing these representations and warranties will be as provided in the second preceding paragraph.

Optional Purchase of Defaulted Mortgage Loans

         If the  related  prospectus  supplement  so  specifies,  the master  servicer or another  entity  identified  in such  prospectus supplement  may, at its option,  purchase from the trust fund any mortgage loan which is delinquent in payment by 90 days or more or is an
REO Mortgage Loan as the date of such purchase. Any such purchase shall be at the price described in the related prospectus supplement.

                                                         STATIC POOL INFORMATION

         For each mortgage pool discussed  above,  the depositor will provide  static pool  information  with respect to the experience of the sponsor, or other appropriate entity, in securitizing asset pools of the same type to the extent material.

         With respect to each series of securities,  the information  referred to in this section will be provided through an internet web site at the address disclosed in the related prospectus supplement.

                                                       SERVICING OF MORTGAGE LOANS

General

         The mortgage loans and mortgage  securities  included in each mortgage pool will be serviced and administered  pursuant to either a pooling and servicing  agreement or a servicing  agreement.  A form of pooling and servicing agreement and a form of servicing agreement have each been filed as an exhibit to the  registration  statement of which this  prospectus is a part.  However,  the  provisions of each pooling and servicing  agreement or servicing  agreement will vary  depending upon the nature of the related  mortgage pool. The following summaries describe the material  servicing-related  provisions that may appear in a pooling and servicing agreement or servicing agreement for a mortgage pool that includes mortgage loans. The related prospectus supplement will describe any  servicing-related  provision of its related pooling and servicing  agreement or servicing  agreement that materially  differs from the description  thereof  contained in this prospectus.  If the related mortgage pool includes  mortgage  securities,  the related  prospectus  supplement will summarize the material provisions of the related pooling and servicing  agreement and identify the  responsibilities of the parties to that pooling and servicing agreement.

         With respect to any series of securities as to which the related mortgage pool includes  mortgage  securities,  the servicing and administration  of the mortgage loans  underlying  any mortgage  securities  will be pursuant to the terms of those  mortgage  securities.
Mortgage  loans  underlying  mortgage  securities  in a mortgage  pool will be serviced and  administered  generally in the same manner as mortgage loans included in a mortgage pool,  however,  there can be no assurance that this will be the case,  particularly if the mortgage securities are issued by an entity other than the depositor or any of its affiliates.

The Master Servicer

         The master  servicer,  if any,  for a series of  securities  will be named in the  related  prospectus  supplement  and may be an affiliate of the depositor.  The master  servicer is required to maintain a fidelity bond and errors and omissions  policy with respect to its officers and employees and other persons acting on behalf of the master  servicer in connection  with its  activities  under a pooling and servicing agreement or a servicing agreement.

         The master  servicer  shall  supervise,  monitor and oversee the  obligation  of the  servicers to service and  administer  their respective mortgage loans in accordance with the terms of the applicable  servicing  agreements and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and  administration.  In addition, the Master  Servicer  shall  oversee and consult with each  servicer as necessary  from  time-to-time  to carry out the master  servicer's obligations  under the pooling  and  servicing  agreement  or  servicing  agreement,  shall  receive,  review and  evaluate  all  reports, information  and other data  provided to the master  servicer by each  servicer  and shall cause each  servicer to perform and observe the covenants,  obligations  and  conditions to be performed or observed by such  servicer  under its  applicable  servicing  agreement.  Each pooling and servicing  agreement or servicing  agreement,  as  applicable,  for a series of  securities,  will provide that in the event a servicer fails to perform its  obligations in accordance with its servicing  agreement,  the master servicer shall terminate such servicer and act as servicer of the related mortgage loans or cause the trustee to enter into a new servicing  agreement with a successor  servicer selected by the master servicer.

The Servicers

         Each of the  servicers,  if any, for a series of  securities  will be named in the related  prospectus  supplement  and may be an affiliate  of the  depositor  or the Seller of the  mortgage  loans for which it is acting as  servicer.  Each  servicer  will service the mortgage loans pursuant to a servicing  agreement  between the master servicer and the related  servicer,  which servicing  agreement will not contain any terms which are  inconsistent  with the related  pooling and  servicing  agreement  or other  agreement  that  governs the servicing  responsibilities  of the master  servicer or pursuant to the related  pooling and  servicing  agreement,  as  specified  in the related prospectus  supplement.  Each servicer is required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees and other persons acting on behalf of the servicer in connection  with its activities  under a servicing  agreement or the related pooling and servicing agreement.

Collection and Other Servicing Procedures; Mortgage Loan Modifications

         The master servicer for any mortgage pool will be obligated under the pooling and servicing  agreement or servicing  agreement to supervise,  monitor and oversee the  obligations  of the  servicers  to service and  administer  their  respective  mortgage  loans in the mortgage pool for the benefit of the related  securityholders,  in accordance  with applicable law, the terms of the pooling and servicing agreement or servicing  agreement,  the mortgage loans and any instrument of credit  enhancement  included in the related trust fund, and, to the extent consistent with the foregoing,  the customs and standards of prudent  institutional  mortgage lenders  servicing  comparable mortgage loans for their own account in the jurisdictions  where the related mortgaged  properties are located.  Subject to the foregoing, the master  servicer will have full power and authority to do any and all things in connection with servicing and  administration  that it may deem necessary and desirable.

         As part of its  servicing  duties,  the  master  servicer  will be  required  to,  and to cause each of the  servicers  to,  make reasonable  efforts to collect all payments  called for under the terms and provisions of the mortgage loans that it services.  The master servicer and each servicer will be obligated to follow the same  collection  procedures as it would follow for  comparable  mortgage loans held for its own account,  so long as these procedures are consistent with the servicing  standard of and the terms of the related pooling and servicing  agreement or servicing  agreement and the servicing standard  generally  described in the preceding  paragraph,  and do not impair recovery under any instrument of credit enhancement included in the related trust fund.  Consistent with the foregoing,  the master servicer or any  servicer  will be  permitted,  to the extent  provided  in the related  prospectus  supplement,  to waive any  prepayment premium, late payment charge or other charge in connection with any mortgage loan.

         Under a pooling and servicing agreement or a servicing  agreement,  a master servicer and each servicer may be granted discretion to extend relief to mortgagors whose payments become  delinquent.  In the case of single family loans and Contracts,  a master servicer or servicer  may, for example,  grant a period of temporary  indulgence  to a mortgagor or may enter into a  liquidating  plan  providing for repayment  of  delinquent  amounts  within a specified  period from the date of  execution of the plan.  However,  the master  servicer or servicer must first  determine  that any waiver or extension  will not impair the coverage of any related  insurance  policy or materially adversely affect the security for the mortgage loan. In addition,  unless otherwise specified in the related prospectus  supplement,  if a material default occurs or a payment default is reasonably  foreseeable with respect to a multifamily  loan,  commercial loan or mixed-use loan,  the master  servicer or servicer  will be  permitted,  subject to any  specific  limitations  set forth in the related  pooling and servicing  agreement or servicing  agreement and described in the related  prospectus  supplement,  to modify,  waive or amend any term of such mortgage  loan,  including  deferring  payments,  extending the stated  maturity  date or otherwise  adjusting the payment  schedule, provided that the  modification,  waiver or amendment (1) is reasonably likely to produce a greater recovery with respect to that mortgage loan on a present value basis than would  liquidation  and (2) will not adversely  affect the coverage under any applicable  instrument of credit enhancement.

         In the case of multifamily  loans,  commercial  loans and mixed-use loans, a mortgagor's  failure to make required  mortgage loan payments may mean that  operating  income is  insufficient  to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage  debt. In addition,  a mortgagor  under a  multifamily,  commercial or mixed-use loan that is unable to make mortgage  loan  payments may also be unable to make timely  payment of taxes and  otherwise  to maintain and insure the related  mortgaged property.  Generally,  the related master servicer or servicer will be required to monitor any multifamily loan or commercial loan that is in default,  evaluate whether the causes of the default can be corrected over a reasonable  period without  significant  impairment of the value of the related  mortgaged  property,  initiate  corrective  action in cooperation with the mortgagor if cure is likely,  inspect the related  mortgaged  property and take any other actions as are consistent with the servicing  standard  described above and in the pooling and servicing  agreement or servicing  agreement.  A significant  period of time may elapse before the master servicer or servicer is able to assess the success of any such corrective action or the need for additional  initiatives.  The time within which the master servicer or servicer  can make the initial  determination  of  appropriate  action,  evaluate the success of  corrective  action,  develop  additional initiatives,  institute  foreclosure  proceedings and actually foreclose (or accept a deed to a mortgaged property in lieu of foreclosure)
on behalf of the  securityholders  of the related  series may vary  considerably  depending on the particular  multifamily,  commercial or mixed-use  loan,  the mortgaged  property,  the  mortgagor,  the presence of an  acceptable  party to assume that loan and the laws of the jurisdiction in which the mortgaged property is located. If a mortgagor files a bankruptcy  petition,  the master servicer or servicer may not be permitted to accelerate  the maturity of the related  multifamily,  commercial  or mixed-use  loan or to foreclose on the mortgaged property for a considerable period of time. See "Legal Aspects of Mortgage Loans" in this prospectus.

         Some or all of the mortgage  loans in a mortgage  pool may contain a  due-on-sale  clause that  entitles the lender to accelerate payment of the mortgage loan upon any sale or other transfer of the related mortgaged  property made without the lender's consent.  In any case in which a mortgaged  property is being conveyed by the mortgagor,  the master  servicer will in general be obligated,  to the extent it has  knowledge of the  conveyance,  to exercise  its rights,  or cause the  servicer of the  mortgage  loan to exercise its rights,  to accelerate the maturity of the related mortgage loan under any due-on-sale  clause applicable  thereto,  but only if the exercise of these rights is permitted by  applicable  law and only to the extent it would not  adversely  affect or  jeopardize  coverage  under any Primary
Insurance  Policy or  applicable  credit  enhancement  arrangements.  If  applicable  law  prevents the master  servicer or servicer  from enforcing a due-on-sale or  due-on-encumbrance  clause or if the master servicer or servicer  determines that it is reasonably likely that the related  mortgagor  would  institute a legal action to avoid  enforcement of a due-on-sale or  due-on-encumbrance  clause,  the master servicer or servicer  may enter into (1) an  assumption  and  modification  agreement  with the person to whom the property has been or is about to be  conveyed,  pursuant to which this person  becomes  liable under the mortgage  note  subject to specified  conditions  and the mortgagor,  to the extent  permitted by applicable law,  remains liable thereon or (2) a substitution of liability  agreement  pursuant to which the  original  mortgagor  is released  from  liability  and the person to whom the  property  has been or is about to be conveyed is substituted  for the original  mortgagor  and becomes  liable  under the mortgage  note,  subject to  specified  conditions.  The original mortgagor may be released from liability on a single family loan if the master  servicer or servicer  shall have  determined in good faith that the release will not adversely  affect the  collectability  of the mortgage  loan.  The master  servicer or servicer  will  determine whether to  exercise  any right the  trustee  may have under any  due-on-sale  or  due-on-encumbrance  provision  in a  multifamily  loan, commercial loan or mixed-use loan in a manner consistent with the servicing  standard.  The master servicer or servicer  generally will be entitled to retain as  additional  servicing  compensation  any fee collected in  connection  with the  permitted  transfer of a mortgaged property.  See "Legal  Aspects of  Mortgage  Loans—Enforceability  of Certain  Provisions"  in this  prospectus.  FHA loans do not contain due-on-sale or due-on-encumbrance clauses and may be assumed by the purchaser of the mortgaged property.

         Mortgagors may, from time to time,  request partial releases of the mortgaged  properties,  easements,  consents to alteration or demolition  and other similar  matters.  The master  servicer or the servicer may approve a request if it has  determined,  exercising its good faith  business  judgment in the same manner as it would if it were the owner of the related  mortgage  loan,  that approval will not adversely  affect the security for, or the timely and full  collectability  of, the related mortgage loan. Any fee collected by the master servicer  or  servicer  for  processing  these  requests  will be retained  by the master  servicer  or  servicer,  as the case may be, as additional servicing compensation.

         In the case of mortgage loans secured by junior liens on the related mortgaged  properties,  the master servicer will be required to file,  or cause the  servicer of the  mortgage  loans to file,  of record a request  for notice of any action by a superior  lienholder under the senior lien for the protection of the related  trustee's  interest,  where permitted by local law and whenever  applicable state law does not require that a junior  lienholder be named as a party  defendant in foreclosure  proceedings in order to foreclose the junior lienholder's  equity of  redemption.  The master  servicer also will be required to notify,  or cause the servicer of the mortgage loan to notify,  any superior  lienholder in writing of the existence of the mortgage  loan and request  notification  of any action (as described below) to be taken against the mortgagor or the mortgaged  property by the superior  lienholder.  If the master  servicer or a servicer is notified that any superior  lienholder has  accelerated or intends to accelerate  the  obligations  secured by the related senior lien, or has declared or intends to declare a default under the mortgage or the promissory  note secured  thereby,  or has filed or intends to file an election to have the related  mortgaged  property sold or foreclosed,  then, the master servicer will be required to take, or cause the servicer of the related  mortgaged  property to take, on behalf of the related trust fund,  whatever  actions are necessary to protect the interests of the related  securityholders,  and/or to preserve the security of the related mortgage loan, subject to the REMIC Provisions, if  applicable.  The master  servicer will be required to advance,  or cause the servicer of the mortgage  loan to advance,  the necessary funds to cure the default or reinstate the superior lien, if the advance is in the best interests of the related  securityholders  and the master  servicer or the  servicer,  as the case may be,  determines  the  advances are  recoverable  out of payments on or proceeds of the related mortgage loan.

         The master  servicer for any mortgage pool will also be required to perform,  or cause the servicers of the mortgage loans in the mortgage pool to perform,  other customary functions of a servicer of comparable loans,  including  maintaining escrow or impound accounts for payment of taxes,  insurance  premiums  and similar  items,  or otherwise  monitoring  the timely  payment of those  items;  adjusting mortgage rates on ARM Loans;  maintaining Buydown Accounts;  supervising  foreclosures and similar  proceedings;  managing REO properties;
and  maintaining  servicing  records  relating to the mortgage  loans in the mortgage pool.  The master  servicer will be responsible  for filing  and  settling  claims in  respect of  particular  mortgage  loans  under any  applicable  instrument  of credit  enhancement.  See
"Description of Credit Enhancement" in this prospectus.

Special Servicers

         If and to the extent  specified in the related  prospectus  supplement,  a special servicer may be a party to the related pooling and  servicing  agreement  or  servicing  agreement  or may be  appointed  by the master  servicer or another  specified  party to perform specified  duties in respect of servicing  the related  mortgage  loans that would  otherwise be  performed  by the master  servicer  (for example,  the workout  and/or  foreclosure  of defaulted  mortgage  loans).  The rights and  obligations  of any special  servicer will be specified in the related  prospectus  supplement,  and the master servicer will be liable for the  performance of a special  servicer only if, and to the extent, set forth in that prospectus supplement.

Realization Upon or Sale of Defaulted Mortgage Loans

         Except as  described  below  and in the  related  prospectus  supplement,  the  master  servicer  will be  required,  in a manner consistent with the servicing  standard,  to, or to cause the servicers of the mortgage loans to,  foreclose upon or otherwise  comparably convert the ownership of properties  securing any mortgage  loans in the related  mortgage pool that come into and continue in default and as to which no satisfactory  arrangements  can be made for collection of delinquent  payments.  Generally,  the  foreclosure  process will commence no later than 90 days after  delinquency of the related  mortgage loan. The master  servicer and each servicer will be authorized to  institute  foreclosure  proceedings,  exercise  any  power  of  sale  contained  in the  related  mortgage,  obtain  a deed in lieu of foreclosure,  or otherwise acquire title to the related mortgaged property, by operation of law or otherwise,  if the action is consistent with the servicing  standard.  The master  servicer's or applicable  servicer's  actions in this regard must be conducted,  however,  in a manner that will permit recovery under any instrument of credit enhancement  included in the related trust fund. In addition,  neither the master  servicer nor any other  servicer will be required to expend its own funds in  connection  with any  foreclosure  or to restore any damaged  property unless it shall determine that (1) the foreclosure  and/or  restoration will increase the proceeds of liquidation of the mortgage loan to the related  securityholders  after reimbursement to itself for these expenses and (2) these expenses will be recoverable to it from related Insurance Proceeds,  Liquidation Proceeds or amounts drawn out of any fund or under any instrument  constituting credit enhancement  (respecting  which it shall have priority for purposes of withdrawal  from the  Distribution  Account in accordance  with the pooling and servicing agreement or servicing agreement).

         However,  unless otherwise  specified in the related  prospectus  supplement,  neither the master servicer nor any other servicer may acquire title to any multifamily  property or commercial  property  securing a mortgage loan or take any other action that would cause the related  trustee,  for the benefit of  securityholders  of the related series,  or any other specified person to be considered to hold title to, to be a  "mortgagee-in-possession"  of, or to be an "owner" or an "operator" of such  mortgaged  property  within the meaning of federal environmental laws, unless the master servicer or the servicer of the mortgage loan has previously  determined,  based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the trust fund), that either:

                  (1)      the mortgaged  property is in compliance  with applicable  environmental  laws and regulations or, if not, that taking actions as are necessary to bring the mortgaged  property into compliance with these laws is reasonably  likely to produce a greater recovery on a present value basis than not taking those actions; and

                  (2)      there  are no  circumstances  or  conditions  present  at the  mortgaged  property  that have  resulted  in any contamination for which  investigation,  testing,  monitoring,  containment,  clean-up or remediation could be required under any applicable  environmental  laws and  regulations or, if those  circumstances  or conditions are present for which any such action could be  required,  taking  those  actions  with respect to the  mortgaged  property is  reasonably  likely to produce a greater recovery  on a  present  value  basis  than not  taking  those  actions.  See  "Legal  Aspects  of  Mortgage  Loans—Environmental
         Legislation" in this prospectus.

         Neither the master  servicer nor any other  servicer  will be obligated to foreclose  upon or otherwise  convert the ownership of any  mortgaged  property  securing a single  family  loan if it has  received  notice or has actual  knowledge  that the  property  may be contaminated  with or affected by hazardous  wastes or hazardous  substances;  however,  environmental  testing will not be required.  The master servicer or servicer,  as applicable,  will not be liable to the securityholders of the related series if, based on its belief that no such  contamination or effect exists,  the master servicer or such servicer  forecloses on a mortgaged  property and takes title to the mortgaged property, and thereafter the mortgaged property is determined to be so contaminated or affected.

         With respect to a mortgage  loan in default,  the master  servicer or servicer of the mortgage  loan may pursue  foreclosure  (or similar  remedies)  concurrently  with  pursuing any remedy for a breach of a  representation  and warranty.  However,  neither the master servicer nor the servicer of the mortgage loan is required to continue to pursue both  remedies if it  determines  that one remedy is more likely than the other to result in a greater  recovery.  Upon the first to occur of final  liquidation  (by foreclosure or otherwise) or a repurchase or  substitution  pursuant to a breach of a  representation  and  warranty,  the mortgage loan will be removed from the related trust fund if it has not been removed  previously.  The master servicer or servicer may elect to treat a defaulted mortgage loan as having been  finally  liquidated  if a  substantial  portion or all of the  amounts  expected to be received  from that  mortgage  loan have been received.  Any additional  liquidation  expenses  relating to the mortgage loan  thereafter  incurred will be  reimbursable  to the master servicer or servicer,  as applicable,  from any amounts otherwise  distributable to holders of securities of the related series, or may be offset by any  subsequent  recovery  related to the  mortgage  loan.  Alternatively,  for  purposes of  determining  the amount of related
Liquidation  Proceeds to be distributed to  securityholders,  the amount of any Realized Loss or the amount required to be drawn under any applicable  form of credit  support,  the master  servicer  and  servicer may take into account  minimal  amounts of  additional  receipts expected to be received,  as well as estimated  additional  liquidation  expenses expected to be incurred in connection with the defaulted mortgage loan.

         As provided  above,  the master  servicer or a servicer may pass through less than the full amount it expects to receive from the related mortgage loan;  however,  the master servicer or servicer may only do this if the master servicer or servicer  reasonably believes it will maximize the proceeds to the  securityholders in the aggregate.  To the extent the master servicer or servicer receives additional recoveries following  liquidation,  the amount of the Realized Loss will be restated, and the additional recoveries will be passed through the trust as Liquidation Proceeds. In the event the amount of the Realized Loss is restated,  the amount of  overcollateralization  or the principal  balance of the most  subordinate  class of  securities in the trust may be increased.  However,  the holders of any  securities whose  principal  balance is  increased  will not be  reimbursed  interest  for the period  during  which the  principal  balance of their securities was lower.

         With respect to a series of  securities,  if so provided in the related  prospectus  supplement,  the  applicable  form of credit enhancement  may  provide,  to the extent of  coverage,  that a defaulted  mortgage  loan will be removed from the trust fund prior to the final  liquidation  thereof.  In addition,  a pooling and  servicing  agreement  or servicing  agreement  may grant to the  depositor,  an affiliate of the depositor,  the master servicer,  a special servicer,  a provider of credit  enhancement  and/or the holder or holders of specified  classes of  securities  of the related  series a right of first  refusal to purchase  from the trust fund,  at a  predetermined purchase  price,  any  mortgage  loan as to which a specified  number of  scheduled  payments are  delinquent.  If the  purchase  price is insufficient to fully fund the entitlements of securityholders  to principal and interest,  it will be specified in the related prospectus supplement.  Furthermore,  a pooling and servicing agreement or a servicing agreement may authorize the master servicer or servicer of the mortgage loan to sell any defaulted  mortgage loan if and when the master servicer or servicer  determines,  consistent with the servicing standard,  that the sale would  produce a greater  recovery to  securityholders  on a present  value basis than would  liquidation  of the related mortgaged property.

         In the event that title to any  mortgaged  property is acquired by  foreclosure  or by deed in lieu of  foreclosure,  the deed or certificate of sale will be issued to the trustee or to its nominee on behalf of  securityholders  of the related series.  Notwithstanding any acquisition of title and  cancellation of the related  mortgage loan, the REO Mortgage Loan will be considered for most purposes to be an outstanding  mortgage loan held in the trust fund until the mortgaged  property is sold and all  recoverable  Liquidation  Proceeds and
Insurance Proceeds have been received with respect to the defaulted  mortgage loan. For purposes of calculations of amounts  distributable to  securityholders  in respect of an REO Mortgage  Loan,  the  amortization  schedule in effect at the time of any  acquisition  of title
(before any  adjustment  thereto by reason of any  bankruptcy  or any similar  proceeding  or any  moratorium  or similar  waiver or grace period) will be deemed to have  continued in effect (and,  in the case of an ARM Loan,  the  amortization  schedule will be deemed to have adjusted in  accordance  with any interest rate changes  occurring on any  adjustment  date  therefor) so long as the REO Mortgage Loan is considered to remain in the trust fund.

         If title to any mortgaged  property is acquired by a trust fund as to which a REMIC election has been made, the master  servicer, on behalf of the trust fund,  will be required to sell, or cause the servicer of the mortgage loan to sell, the mortgaged  property within three years of  acquisition,  unless (1) the IRS grants an extension  of time to sell the property or (2) the trustee  receives an opinion of  independent  counsel to the effect that the holding of the property by the trust fund for more than three years after its  acquisition will not result in the  imposition  of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding.  Subject to the foregoing and any other tax-related  constraints,  the master servicer generally will be required to solicit bids, or to cause a servicer to solicit  bids,  for any mortgaged  property so acquired in a manner as will be reasonably likely to realize a fair price for the property.  If title to any mortgaged  property is acquired by a trust fund as to which a
REMIC election has been made, the master  servicer will also be required to ensure that the mortgaged  property is administered so that it constitutes  "foreclosure  property" within the meaning of Section 860G(a)(8) of the Code at all times, that the sale of the property does not result in the receipt by the trust fund of any income from  non-permitted  assets as described in Section  860F(a)(2)(B)  of the Code, and that the trust fund does not derive any "net income from foreclosure  property"  within the meaning of Section  860G(c)(2) of the Code with respect to the property.

         If Liquidation  Proceeds collected with respect to a defaulted  mortgage loan are less than the outstanding  principal balance of the defaulted  mortgage loan plus accrued interest plus the aggregate amount of reimbursable  expenses  incurred by the master servicer or the servicer,  as applicable,  with respect to the mortgage loan, and the shortfall is not covered under any applicable instrument or fund constituting credit enhancement,  the trust fund will realize a loss in the amount of the difference.  The master servicer or servicer, as applicable,  will be entitled to reimburse  itself from the Liquidation  Proceeds  recovered on any defaulted  mortgage loan, prior to the distribution of Liquidation Proceeds to securityholders,  amounts that represent unpaid servicing  compensation in respect of the mortgage loan,  unreimbursed  servicing  expenses incurred with respect to the mortgage loan and any unreimbursed  advances of delinquent  payments made with respect to the mortgage loan. If so provided in the related  prospectus  supplement,  the applicable form of credit  enhancement may provide for reinstatement  subject to specified  conditions in the event that,  following the final liquidation of a mortgage loan and a draw under the credit enhancement,  subsequent  recoveries are received.  In addition, if a gain results from the final liquidation of a defaulted  mortgage  loan or an REO  Mortgage  Loan which is not  required  by law to be remitted  to the  related  mortgagor,  the master servicer or  servicer,  as  applicable,  will be  entitled  to retain the gain as  additional  servicing  compensation  unless the related prospectus  supplement  provides  otherwise.  For a description of the master  servicer's  (or other  specified  person's)  obligations to maintain and make claims under  applicable forms of credit  enhancement and insurance  relating to the mortgage loans, see "Description of
Credit Enhancement" and "Description of Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder" in this prospectus.

Servicing and Other Compensation and Payment of Expenses; Retained Interest

         The principal  servicing  compensation  to be paid to the master  servicer in respect of its master  servicing  activities  for a series of securities will be equal to the percentage or range of percentages per annum described in the related  prospectus  supplement of the  outstanding  principal  balance of each mortgage  loan, and this  compensation  will be retained by it on a monthly or other periodic basis from  collections  of interest on each mortgage loan in the related trust fund at the time the  collections  are deposited  into the applicable  Distribution  Account.  This portion of the servicing fee will be calculated with respect to each mortgage loan by multiplying the fee by the  principal  balance of the mortgage  loan.  In addition,  to the extent not permitted to be retained by the servicer of the mortgage loan, the master servicer may retain all prepayment  premiums,  assumption fees and late payment charges, to the extent collected from  mortgagors,  and any benefit which may accrue as a result of the investment of funds in the  applicable  Distribution  Account.  Any additional servicing compensation will be described in the related prospectus supplement.

         The  principal  servicing  compensation  to be paid to each  servicer  in respect  of its  servicing  activities  for a series of securities  will be equal to the  percentage  or range of  percentages  per annum  described in the related  prospectus  supplement of the outstanding  principal balance of each mortgage loan serviced by such servicer,  and this compensation will be retained by it on a monthly or other  periodic  basis from  collections  of interest on each mortgage loan in the related trust fund at the time the  collections  are deposited  into such  servicer's  Protected  Account.  This portion of the servicing fee will be calculated  with respect to each mortgage loan serviced by a servicer by multiplying  the fee by the principal  balance of the mortgage loan. In addition,  each servicer may retain all prepayment  premiums,  assumption fees and late payment charges,  to the extent  collected from mortgagors,  and any benefit which may accrue as a result of the investment of funds in its Protected  Account.  Any additional  servicing  compensation will be described in the related prospectus supplement.

         The master  servicer will pay or cause to be paid some of the ongoing  expenses  associated  with each trust fund and incurred by it in connection with its responsibilities  under the pooling and servicing agreement or servicing agreement,  including,  if so specified in the  related  prospectus  supplement,  payment of any fee or other  amount  payable in respect of any  alternative  credit  enhancement arrangements,  payment of the fees and disbursements of the trustee,  any custodian  appointed by the trustee and the security  registrar, and payment of expenses  incurred in enforcing the  obligations of the servicers and the Sellers.  The master servicer will be entitled to reimbursement  of expenses  incurred in enforcing  the  obligations  of the servicers  and the Sellers  under  limited  circumstances.  In addition,  the master servicer and each servicer will be entitled to  reimbursements  for some of its expenses incurred in connection with liquidated mortgage loans and in connection with the restoration of mortgaged  properties,  this right of reimbursement being prior to the rights of  securityholders  to receive any related  Liquidation  Proceeds or Insurance  Proceeds.  If and to the extent so provided in the related  prospectus  supplement,  the master servicer and each servicer will be entitled to receive  interest on amounts advanced to cover reimbursable  expenses for the period that the advances are  outstanding  at the rate  specified  in the  prospectus  supplement,  and the master  servicer and each  servicer  will be entitled to payment of the interest  periodically  from general  collections  on the mortgage loans in the related  trust fund prior to any payment to  securityholders  or as otherwise  provided in the related  pooling and servicing agreement or servicing agreement and described in the prospectus supplement.

         If and to the extent  provided in the related  prospectus  supplement,  the master  servicer and the servicers may be required to apply a portion of the servicing  compensation  otherwise  payable to it in respect of any period to any  Prepayment  Interest  Shortfalls resulting from mortgagor prepayments during that period. See "Yield Considerations" in this prospectus.

                                                      DESCRIPTION OF THE SECURITIES

General

         The  securities  will be  issued  in  series.  Each  series  of  certificates  (or,  in some  instances,  two or more  series  of certificates)  will be issued  pursuant  to a pooling  and  servicing  agreement,  similar to one of the forms  filed as an exhibit to the registration  statement of which this prospectus is a part.  Each pooling and servicing  agreement will be filed with the Commission as an exhibit to a Current  Report on Form 8-K.  Each  series of notes  (or,  in some  instances,  two or more  series of notes)  will be issued pursuant to an indenture  between the related issuing entity and the trustee,  similar to the form filed as an exhibit to the registration statement of which this prospectus is a part. The trust fund will be created  pursuant to an owner trust  agreement  between the depositor and the owner trustee.  Each  indenture,  along with the related  servicing  agreement and owner trust  agreement,  will be filed with the
Commission  as an exhibit to a Current  Report on Form 8-K.  Qualified  counsel will render an opinion to the effect that the trust fund's assets will not be considered  assets of the Seller or the depositor in the event of the  bankruptcy of the Seller or the  depositor.  The following  summaries  (together with additional  summaries under "The Agreements" below) describe the material  provisions relating to the securities common to each Agreements.

         Certificates  of each  series  covered by a  particular  pooling and  servicing  agreement  will  evidence  specified  beneficial ownership  interests in a separate trust fund created pursuant to the pooling and servicing  agreement.  Each series of notes covered by a particular  indenture will evidence  indebtedness of a separate trust fund created pursuant to the related owner trust agreement.  A trust fund will consist of, to the extent provided in the pooling and servicing agreement or owner trust agreement:

      o     the mortgage loans (and the related mortgage documents) or interests therein (including any mortgage securities)  underlying a particular  series of  securities  as from time to time are  subject to the  pooling  and  servicing  agreement  or  servicing agreement,  exclusive of, if specified in the related prospectus supplement,  any interest retained by the depositor or any of its affiliates with respect to each mortgage loan;

      o     all payments and  collections in respect of the mortgage loans or mortgage  securities due after the related  cut-off date, as from time to time are identified as deposited in respect thereof in the related  Protected  Account,  Distribution  Account or any other account established pursuant to the Agreement as described below;

      o     any property  acquired in respect of mortgage loans in the trust fund,  whether  through  foreclosure of a mortgage loan or by deed in lieu of foreclosure;

      o     hazard insurance  policies,  Primary  Insurance  Policies,  FHA insurance  policies and VA guarantees,  if any,  maintained in respect of mortgage loans in the trust fund and the proceeds of these policies;

      o     U.S. Government Securities;

      o     the rights of the depositor  under any mortgage  loan  purchase  agreement,  including in respect of any  representations  and warranties therein; and

      o     any combination,  as and to the extent  specified in the related  prospectus  supplement,  of a financial  guaranty  insurance policy,  mortgage pool insurance  policy,  letter of credit,  special hazard  insurance  policy,  or currency or interest rate exchange agreements as described under "Description of Credit Enhancement" in this prospectus.

         If provided in the  related  prospectus  supplement,  the  original  principal  amount of a series of  securities  may exceed the principal balance of the mortgage loans or mortgage securities  initially being delivered to the trustee.  Cash in an amount equal to this difference  will be  deposited  into a  pre-funding  account  maintained  with the  trustee.  During the  period set forth in the  related prospectus  supplement,  amounts on deposit in the  pre-funding  account may be used to  purchase  additional  mortgage  loans or mortgage securities for the related trust fund. Any amounts  remaining in the  pre-funding  account at the end of the period will be distributed as a  principal  prepayment  to the  holders of the  related  series of  securities  at the time and in the  manner set forth in the  related prospectus supplement.

         Each series of securities may consist of any one or a combination of the following types of classes:

Accretion Directed                                 A class of  securities  designated to receive  principal  payments primarily  from the interest  that  accrues on  specified  Accrual
                                                   Classes.

Accrual                                            A  class  of  securities  where  the  accrued  interest  otherwise payable to such  certificates is allocated to specified classes of
                                                   certificates   as   principal   payments  in  reduction  of  their
                                                   certificate  principal balance. The certificate  principal balance of the Accrual  Class will be increased to the extent such accrued interest is so allocated.

Companion                                          A class that receives  principal payments on any distribution date only if scheduled  payments  have been made on  specified  planned amortization  classes,  targeted amortization classes or scheduled principal classes.

Component                                          A class consisting of  "components."  The components of a class of component  securities may have different principal and/or interest payment  characteristics  but together  constitute a single class.
                                                   Each  component  of  a  class  of  component   securities  may  be
                                                   identified  as falling into one or more of the  categories in this list.

Fixed Rate                                         A class with an interest  rate that is fixed  throughout  the life of the class.

Floating Rate                                      A class that receives  interest payments based on an interest rate that fluctuates  each payment period based on a designated  index, which will be of a type that is  customarily  used in the debt and fixed income markets to measure the cost of borrowed  funds,  plus a specified margin.

Interest Only or IO                                A class of securities  with no principal  balance and which is not entitled to principal  payments.  Interest  usually  accrues based on a specified notional amount.

Inverse Floating Rate                              A class of securities  where the  pass-through  rate adjusts based on the  excess  between  a  specified  rate and  LIBOR or  another index,  which  will be of a type that is  customarily  used in the debt and fixed  income  markets  to measure  the cost of  borrowed funds.

Lock Out                                           A class of securities  which is "locked out" of certain  payments, usually principal, for a specified period of time.

Partial Accrual                                    A class that accretes a portion of the amount of accrued  interest thereon,  which amount will be added to the  principal  balance of
                                                   such  class  on  each  applicable   distribution  date,  with  the
                                                   remainder of such accrued interest to be distributed  currently as interest  on such  class.  Such  accretion  may  continue  until a specified  event has occurred or until such Partial  Accrual class is retired.

Principal Only                                     A class of securities which is not entitled to interest payments.

Planned Amortization Class or PAC                  A class of  securities  with a principal  balance  that is reduced based on a  schedule  of  principal  balances,  assuming a certain range of prepayment rates on the underlying assets.

Scheduled Principal                                A class that is designed  to receive  principal  payments  using a predetermined  principal balance schedule but is not designated as a Planned  Amortization Class or Targeted  Amortization  Class. In
                                                   many  cases,  the  schedule is derived by  assuming  two  constant prepayment  rates for the underlying  assets.  These two rates are the  endpoints  for the  "structuring  range"  for  the  scheduled principal class.

Senior Support                                     A class that absorbs the realized  losses other than excess losses that would  otherwise  be  allocated to a Super Senior Class after the  related  classes  of  subordinated  securities  are no longer outstanding.

Sequential Pay                                     Classes that receive principal payments in a prescribed  sequence, that do not have  predetermined  principal  balance  schedules and
                                                   that  under  all  circumstances   receive  payments  of  principal
                                                   continuously  from  the  first  distribution  date on  which  they receive  principal  until they are  retired.  A single  class that receives  principal  payments before or after all other classes in the same series of  securities  may be  identified as a sequential pay class.

Super Senior                                       A class  that will not bear its  proportionate  share of  realized losses  (other  than  excess  losses) as its share is  directed to another class,  referred to as the "support class" until the class principal balance of the support class is reduced to zero.

Target Amortization or TAC                         A class of  securities  with a principal  balance  that is reduced based on a scheduled  of  principal  balances,  assuming a certain targeted rate of prepayments on the related collateral.

Variable Rate                                      A class with an  interest  rate that  resets  periodically  and is
                                                   calculated   by  reference  to  the  rate  or  rates  of  interest
                                                   applicable to specified assets or instruments  (e.g., the mortgage rates borne by the underlying loans).

With respect to any series of notes, the related Equity  Certificates,  insofar as they represent the beneficial ownership interest in the
Issuing  Entity,  will be subordinate to the related notes.  As to each series,  the offered  securities  will be rated in one of the four highest rating  categories by one or more Rating Agencies.  Credit support for the offered  securities of each series may be provided by a financial guaranty insurance policy,  mortgage pool insurance policy,  letter of credit,  reserve fund, currency or interest rate exchange agreement,  overcollateralization,  cross-collateralization  or by the subordination of one or more other classes of securities,  each, as described under "Description of Credit Enhancement" in this prospectus, or by any combination of the foregoing.

         If so specified in the prospectus  supplement  relating to a series of  certificates,  one or more elections may be made to treat the related trust fund, or a designated  portion  thereof,  as a REMIC.  If an election is made with respect to a series of  certificates, one of the classes of certificates  in the series will be designated as evidencing the sole class of "residual  interests" in each related
REMIC, as defined in the Code;  alternatively,  a separate class of ownership  interests will evidence the residual  interests.  All other classes of  certificates  in the series will  constitute  "regular  interests"  in the related  REMIC,  as defined in the Code. As to each series of  certificates  as to which a REMIC  election  is to be made,  the master  servicer,  trustee or other  specified  entity will be obligated to take specified actions required in order to comply with applicable laws and regulations.

Form of Securities

         Except as  described  below,  the offered  securities  of each series will be issued as physical  certificates  or notes in fully registered form only in the denominations  specified in the related  prospectus  supplement,  and will be transferable and exchangeable at the  corporate  trust  office of the  registrar  named in the  related  prospectus  supplement.  No  service  charge  will be made for any registration  of exchange or transfer of offered  securities,  but the trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge. A "securityholder"  or "holder" is the entity whose name appears on the records of the registrar  (consisting of or including the security register) as the registered holder of a security.

         If so specified in the related  prospectus  supplement,  specified  classes of a series of  securities  will be initially  issued through the book-entry facilities of DTC. As to any class of DTC Registered  Securities,  the recordholder of the securities will be DTC's nominee.  DTC is a  limited-purpose  trust  company  organized  under the laws of the State of New York,  which holds  securities  for its participants and facilitates the clearance and settlement of securities  transactions between  participants through electronic  book-entry changes in the accounts of participants. Intermediaries have indirect access to DTC's clearance system.

         If securities are issued as DTC Registered  Securities,  no Beneficial Owner will be entitled to receive a security  representing its interest in  registered,  certificated  form,  unless either (1) DTC ceases to act as  depository  in respect  thereof and a successor depository is not obtained,  or (2) the depositor  elects,  with the consent of the Beneficial  Owners, to discontinue the registration of the securities  through DTC. Prior to one of these events,  Beneficial Owners will not be recognized by the trustee or the master servicer as holders of the related  securities for purposes of the related  pooling and servicing  agreement or indenture,  and  Beneficial  Owners will be able to exercise their rights as owners of the securities  only  indirectly  through DTC,  participants  and  Intermediaries.  Any
Beneficial  Owner that desires to purchase,  sell or otherwise  transfer any interest in DTC Registered  Securities may do so only through
DTC, either  directly if the Beneficial  Owner is a participant or indirectly  through  participants  and, if applicable,  Intermediaries.
Pursuant to the procedures of DTC, transfers of the beneficial  ownership of any DTC Registered  Securities will be required to be made in minimum  denominations  specified  in the related  prospectus  supplement.  The  ability of a  Beneficial  Owner to pledge DTC  Registered
Securities to persons or entities that are not  participants in the DTC system,  or to otherwise act with respect to the  securities,  may be limited  because of the lack of physical  certificates  or notes  evidencing  the  securities and because DTC may act only on behalf of participants.

         Distributions  in respect of the DTC Registered  Securities  will be forwarded by the trustee or other  specified  entity to DTC, and DTC will be responsible  for forwarding the payments to  participants,  each of which will be responsible  for disbursing the payments to the Beneficial Owners it represents or, if applicable, to Intermediaries.  Accordingly,  Beneficial Owners may experience delays in the receipt of payments in respect of their  securities.  Under DTC's  procedures,  DTC will take actions  permitted to be taken by holders of any class of DTC  Registered  Securities  under the pooling and  servicing  agreement  or indenture  only at the  direction of one or more participants to whose account the DTC Registered  Securities are credited and whose aggregate  holdings represent no less than any minimum amount of  Percentage  Interests  or voting  rights  required  therefor.  DTC may take  conflicting  actions with respect to any action of holders of securities of any class to the extent that participants  authorize these actions.  None of the master servicer,  the depositor, the trustee or any of their  respective  affiliates will have any liability for any aspect of the records  relating to or payments made on account of beneficial  ownership  interests in the DTC Registered  Securities,  or for  maintaining,  supervising or reviewing any records relating to the beneficial ownership interests.

Global Securities

         Some of the offered  securities may be Global  Securities.  Except in some limited  circumstances,  the Global Securities will be available only in book-entry form.  Investors in the Global Securities may hold those Global Securities  through any of DTC,  Clearstream, or Euroclear  System (in  Europe).  The Global  Securities  will be  traceable  as home market  instruments  in both the European and U.S.
domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary  market trading between  investors  through  Clearstream and Euroclear  System will be conducted in the ordinary way in accordance  with the normal rules and  operating  procedures of  Clearstream  and Euroclear  System and in  accordance  with  conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary market trading between  investors through DTC will be conducted  according to DTC's rules and procedures  applicable to
U.S. corporate debt obligations.

         Secondary  cross-market  trading  between  Clearstream  or  Euroclear  System and DTC  participants  holding  interests in Global
Securities will be effected on a  delivery-against-payment  basis through the respective  depositories of Clearstream and Euroclear System
(in that capacity) and as DTC participants.

         Non-U.S.  holders (as described below) of interests in Global  Securities will be subject to U.S.  withholding taxes unless those holders  meet  various  requirements  and deliver  appropriate  U.S.  tax  documents to the  securities  clearing  organizations  or their participants.

         All Global  Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC.  Investors'  interests in the Global Securities will be represented  through financial  institutions  acting on their behalf as direct and indirect  participants in DTC. As a result,  Clearstream  and  Euroclear  System will hold  positions  on behalf of their  participants  through  their  relevant depositary which in turn will hold those positions in their accounts as DTC participants.

         Investors  electing to hold their  interests in Global  Securities  through DTC will follow DTC  settlement  practices.  Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors  electing to hold their interests in Global  Securities  through  Clearstream or Euroclear  System accounts will follow the settlement  procedures applicable to conventional  eurobonds,  except that there will be no temporary global security and no "lock-up"
or restricted  period.  Global  Securities will be credited to the securities  custody  accounts on the settlement date against payment in same-day funds.

         Since the  purchaser  determines  the place of  delivery,  it is  important  to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Secondary  market trading  between DTC  participants  will occur in accordance with DTC rules.  Secondary  market trading between
Clearstream  participants or Euroclear System  participants will be settled using the procedures  applicable to conventional  eurobonds in same-day  funds.  When Global  Securities  are to be  transferred  from the account of a DTC  participant  to the account of a Clearstream participant  or a Euroclear  System  participant,  the purchaser  will send  instructions  to  Clearstream  or Euroclear  System through a
Clearstream  participant or Euroclear  System  participant at least one business day prior to settlement.  Clearstream or Euroclear System will  instruct  the  relevant  depositary,  as the case may be, to receive the Global  Securities  against  payment.  Payment will include interest  accrued on the Global  Securities  from and including the last coupon payment date to and excluding the settlement  date, on the basis of the actual  number of days in that accrual  period and a year assumed to consist of 360 days.  For  transactions  settling on the
31st of the month,  payment will include  interest  accrued to and excluding the first day of the  following  month.  Payment will then be made by the relevant  depositary to the DTC  participant's  account against delivery of the Global  Securities.  After settlement has been completed,  the Global  Securities will be credited to the respective  clearing system and by the clearing system,  in accordance with its usual procedures,  to the Clearstream  participant's or Euroclear System participant's account. The securities credit will appear the next day (European  time) and the cash debit will be  back-valued  to, and the interest on the Global  Securities  will accrue from,  the value date (which would be the preceding day when  settlement  occurred in New York).  If settlement is not completed on the intended value date
(i.e., the trade fails),the Clearstream or Euroclear System cash debit will be valued instead as of the actual settlement date.

         Clearstream  participants and Euroclear System  participants  will need to make available to the respective  clearing systems the funds necessary to process same-day funds  settlement.  The most direct means of doing so is to preposition  funds for settlement,  either from cash on hand or existing lines of credit, as they would for any settlement  occurring within  Clearstream or Euroclear System.  Under this  approach,  they may take on credit  exposure to Clearstream  or Euroclear  System until the Global  Securities are credited to their account  one day  later.  As an  alternative,  if  Clearstream  or  Euroclear  System has  extended a line of credit to them,  Clearstream participants or Euroclear System  participants  can elect not to preposition  funds and allow that credit line to be drawn upon to finance settlement.  Under this procedure,  Clearstream  participants or Euroclear System  participants  purchasing  Global Securities would incur overdraft charges for one day,  assuming they cleared the overdraft when the Global  Securities were credited to their accounts.  However, interest  on the Global  Securities  would  accrue  from the value  date.  Therefore,  in many cases the  investment  income on the Global
Securities  earned during that one-day  period may  substantially  reduce or offset the amount of those  overdraft  charges,  although the result will depend on each Clearstream  participant's or Euroclear System participant's  particular cost of funds. Since the settlement is taking place during New York business hours, DTC  participants  can employ their usual  procedures for crediting Global  Securities to the respective European  depositary for the benefit of Clearstream  participants or Euroclear System  participants.  The sale proceeds will be available to the DTC seller on the settlement date.  Thus, to the DTC  participants a cross-market  transaction will settle no differently than a trade between two DTC participants.

         Due to time zone  differences  in their favor,  Clearstream  participants  and  Euroclear  System  participants  may employ their customary  procedures for transactions in which Global  Securities are to be transferred by the respective  clearing  system,  through the respective  depositary,  to a DTC participant.  The seller will send instructions to Clearstream or Euroclear System through a Clearstream participant  or Euroclear  System  participant  at least one business day prior to  settlement.  In these cases  Clearstream  or Euroclear
System will instruct the respective depositary,  as appropriate,  to credit the Global Securities to the DTC participant's account against payment.  Payment will include interest  accrued on the Global  Securities from and including the last coupon payment to and excluding the settlement  date on the basis of the  actual  number of days in that  accrual  period  and a year  assumed  to  consist  to 360 days.  For transactions  settling on the 31st of the month,  payment will include  interest  accrued to and  excluding the first day of the following month.  The payment will then be reflected in the account of Clearstream  participant or Euroclear  System  participant the following day, and receipt of the cash proceeds in the Clearstream  participant's or Euroclear System  participant's  account would be back-valued to the value date (which would be the preceding  day, when  settlement  occurred in New York).  Should the  Clearstream  participant or Euroclear
System  participant  have a line of credit with its respective  clearing  system and elect to be in debt in anticipation of receipt of the sale proceeds in its account,  the  back-valuation  will extinguish any overdraft  incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails),  receipt of the cash proceeds in the Clearstream  participant's or Euroclear
System participant's account would instead be valued as of the actual settlement date.

         Finally,  day traders that use  Clearstream  or  Euroclear  System and that  purchase  interests  in Global  Securities  from DTC participants for delivery to Clearstream  participants or Euroclear System  participants should note that these trades would automatically fail on the sale side unless  affirmative  action is taken.  At least three  techniques  should be readily  available  to  eliminate  this potential problem:

      o     borrowing  through  Clearstream  or Euroclear  System for one day (until the purchase  side of the trade is reflected in their
            Clearstream or Euroclear System accounts) in accordance with the clearing system's customary procedures;

      o     borrowing the Global  Securities in the U.S. from a DTC  participant  no later than one day prior to  settlement,  which would give the Global  Securities  sufficient  time to be reflected in their  Clearstream  or Euroclear  System  account in order to settle the sale side of the trade; or

      o     staggering  the value  dates for the buy and sell  sides of the trade so that the  value  date for the  purchase  from the DTC participant  is at least one day prior to the value  date for the sale to the  Clearstream  participant  or  Euroclear  System participant.

         A beneficial owner of interests in Global Securities holding  securities through  Clearstream or Euroclear System (or through DTC if the holder has an address  outside  the U.S.) will be subject to the 30% U.S.  withholding  tax that  generally  applies to payments of interest  (including  original issue  discount) on registered  debt issued by U.S.  Persons (as defined  below),  unless (i) each clearing system,  bank or other  financial  institution  that holds  customers'  securities in the ordinary  course of its trade or business in the chain  of  intermediaries  between  that  beneficial  owner  and the U.S.  entity  required  to  withhold  tax  complies  with  applicable certification  requirements  and (ii) that  beneficial  owner takes one of the following steps to obtain an exemption or reduced tax rate:
Exemption for Non-U.S.  Persons (Form W-8BEN).  Beneficial holders of interests in Global Securities that are Non-U.S. Persons (as defined below)  can obtain a complete  exemption  from the  withholding  tax by filing a signed  Form  W-8BEN  (Certificate  of Foreign  Status of
Beneficial  Owner for United States Tax  Withholding).  If the information  shown on Form W-8BEN changes,  a new Form W-8BEN must be filed within 30 days of that change.

         A Non-U.S.  Person (as defined  below),  including a non-U.S.  corporation  or bank with a U.S.  branch,  for which the  interest income is  effectively  connected  with its  conduct  of a trade or  business  in the United  States,  can  obtain an  exemption  from the withholding tax by filing Form W-8ECI  (Exemption from Withholding of Tax on Income  Effectively  Connected with the Conduct of a Trade or
Business in the United States).

         Non-U.S.  Persons  residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate
(depending on the treaty terms) by filing Form W-8BEN  (Holdership,  Exemption or Reduced Rate  Certificate).  Form W-8BEN may be filed by
Noteholders or their agent.

         U.S.  Persons  can obtain a complete  exemption  from the  withholding  tax by filing  Form W-9  (Payer's  Request  for  Taxpayer
Identification Number and Certification).

         The holder of an interest in a Global  Security  or, in the case of a Form W-8BEN or a Form  W-8ECI  filer,  his agent,  files by submitting the  appropriate  form to the person through whom it holds the security (the clearing  agency,  in the case of persons  holding directly on the books of the  clearing  agency).  Form W-8BEN and Form  W-8ECI are  effective  for three  calendar  years.  The term "U.S.
Person" means a citizen or resident of the United  States,  a  corporation,  partnership or other entity created or organized in, or under the laws of, the United States or any political  subdivision  thereof  (except,  in the case of a partnership,  to the extent  provided in regulations),  or an estate whose income is subject to United States federal  income tax  regardless of its source,  or a trust if a court within the United  States is able to exercise  primary  supervision  over the  administration  of the trust and one or more United  States
Persons have the authority to control all  substantial  decisions of the trust.  The term "Non-U.S.  Person" means any person who is not a
U.S.  Person.  This summary does not deal with all aspects of U.S.  Federal income tax withholding that may be relevant to foreign holders of the Global  Securities.  Investors are advised to consult their own tax advisors for specific tax advice  concerning  their holding and disposing of the Global Securities.

Exchangeable Securities

       General

         As the related prospectus  supplement will discuss, some series will include one or more classes of exchangeable  securities.  In any of these  series,  the holders  specified  in the related  prospectus  supplement  will be  entitled,  after notice and payment to the trustee of an administrative  fee, to exchange all or a portion of those classes for  proportionate  interests in one or more of the other classes of exchangeable securities.

         If the related  prospectus  supplement  describes the issuance of exchangeable  securities,  all of these classes of exchangeable securities  will be listed on the cover of the prospectus  supplement.  The classes of securities  that are  exchangeable  for one another will be  referred  to in the  related  prospectus  supplement  as  "related"  to each other,  and each  related  grouping of  exchangeable securities will be referred to as a "combination."  Each  combination of exchangeable  securities will be issued by the related trust fund and, in the  aggregate,  will  represent a distinct  combination  of  uncertificated  interests in the trust fund. At any time after their initial issuance, any class of exchangeable  securities may be exchanged for the related class or classes of exchangeable  securities.  In some cases, multiple classes of exchangeable securities may be exchanged for one or more classes of related exchangeable securities.

         Descriptions in the related prospectus  supplement about the securities of that series,  including  descriptions of principal and interest  distributions,  registration and denomination of securities,  credit enhancement,  yield and prepayment  considerations and tax,
ERISA and legal investment  considerations,  will also apply to each class of exchangeable  securities.  The related prospectus supplement will  separately  describe  the  yield and  prepayment  considerations  applicable  to,  and the risks of  investment  in,  each  class of exchangeable  securities in a combination.  For example,  separate decrement tables and yield tables, if applicable,  will be included for each class of a combination of exchangeable securities.

       Exchanges

         If a holder elects to exchange its  exchangeable  securities for related  exchangeable  securities the following three conditions must be satisfied:

         o        the aggregate principal balance of the exchangeable securities received in the exchange, immediately after the exchange, must equal the aggregate principal balance, immediately prior to the exchange, of the exchanged securities—for purposes of this condition, an interest only class will have a principal balance of zero;

         o        the annual interest amount payable with respect to the exchangeable securities received in the exchange must equal the aggregate annual interest amount of the exchanged securities; and

         o        the class or classes of exchangeable securities must be exchanged in the applicable proportions, if any, described in the related prospectus supplement.

         There are  different  types of  combinations  that can exist.  Any  individual  series of securities  may have multiple  types of combinations.  Some examples of combinations include:

         o        A class of exchangeable securities with an interest rate that varies directly with changes in an index and a class of exchangeable securities with an interest rate that varies indirectly with changes in an index may be exchangeable for a class of exchangeable securities with a fixed interest rate.  In this case, the classes that vary with an index would produce, in the aggregate, an annual interest amount equal to that generated by the class with a fixed interest rate.  In addition, the aggregate principal balance of the two classes that vary with an index would equal the principal balance of the class with the fixed interest rate.

         o        An interest only class and principal only class of exchangeable securities may be exchangeable, together, for a class that is entitled to both principal and interest payments.  The principal balance of the principal and interest class would be equal to the principal balance of the exchangeable principal only class, and the interest rate on the principal and interest class would be a fixed rate that when applied to the principal balance of this class would generate an annual interest amount equal to the annual interest amount of the exchangeable interest only class.

         o        Two classes of principal and interest classes with different fixed interest rates may be exchangeable, together, for a class that is entitled to both principal and interest payments, with a principal balance equal to the aggregate principal balance of the two exchanged classes, and a fixed interest rate that when applied to the principal balance of the exchanged for class, would generate an annual interest amount equal to the aggregate annual interest amount of the two exchanged classes.

         These examples of combinations of  exchangeable  securities  describe  combinations  of exchangeable  securities  which differ in their  interest  characteristics.  In some  series,  a  securityholder  may be able to  exchange  its  exchangeable  securities  for other exchangeable securities that have different principal payment characteristics.  Examples of these types of combinations include:

         o        A class of exchangeable securities that accretes all of its interest for a specified period, with the accreted amount added to the principal balance of the accreting class, and a class of exchangeable securities that receives principal payments from these accretions may be exchangeable, together, for a single class of exchangeable securities that receives payments of principal continuously from the first distribution date on which it receives interest until it is retired.

         o        A class of exchangeable securities that is designed to receive principal payments in accordance with a predetermined schedule, or a planned amortization class, and a class of exchangeable securities that only receives principal payments on a distribution date if scheduled payments have been made on the planned amortization class, may be exchangeable, together, for a class of exchangeable securities that receives principal payments without regard to the schedule from the first distribution date on which it receives principal until it is retired.

         A number  of  factors  may limit  the  ability  of an  exchangeable  securityholder  to effect  an  exchange.  For  example,  the securityholder  must own, at the time of the proposed  exchange,  the class or classes  necessary  to make the  exchange in the  necessary proportions.  If a  securityholder  does not own the necessary  classes or does not own the necessary  classes in the proper  proportions, the  securityholder  may not be able to obtain the desired  class of  exchangeable  securities.  The  securityholder  desiring to make the exchange may not be able to purchase the necessary class from the  then-current  owner at a reasonable  price or the necessary  proportion of the needed class may no longer be available due to principal payments or prepayments that have been applied to that class.

       Procedures

         The related  prospectus  supplement  will describe the  procedures  that must be followed to make an exchange.  A  securityholder will be required to provide  notice to the trustee five  business days prior to the proposed  exchange  date or as otherwise  specified in the related  prospectus  supplement.  The notice must  include the  outstanding  principal  or  notional  amount of the  securities  to be exchanged and to be received,  and the proposed  exchange date.  When the trustee  receives this notice,  it will provide  instructions to the securityholder  regarding delivery of the securities and payment of the administrative  fee. A securityholder's  notice to the trustee will become  irrevocable on the second business day prior to the proposed  exchange date. Any  exchangeable  securities in book-entry form will be subject to the rules, regulations and procedures applicable to DTC's book-entry securities.

         If the related  prospectus  supplement  describes exchange  proportions for a combination of classes of exchangeable  securities, these proportions will be based on the original, rather than the outstanding, principal or notional amounts of these classes.

         The first  payment on an  exchangeable  security  received  in an  exchange  will be made on the  distribution  date in the month following  the month of the exchange or as  otherwise  described in the related  prospectus  supplement.  This payment will be made to the securityholder of record as of the applicable record date.

Assignment of Trust Fund Assets

         At the time of issuance of a series of securities,  the depositor will assign,  or cause to be assigned,  to the related  trustee
(or its  nominee),without  recourse,  the mortgage loans or mortgage  securities being included in the related trust fund,  together with, all principal and interest  received on or with respect to the mortgage loans or mortgage  securities  after the cut-off date,  other than principal and interest due on or before the cut-off date. If specified in the related prospectus  supplement,  the depositor or any of its affiliates  may retain an  interest  in the trust fund  assets,  if any,  for itself or transfer  the same to others.  The  trustee  will, concurrently  with the  assignment,  deliver the  securities  of the series to or at the  direction  of the  depositor in exchange for the mortgage loans and/or mortgage  securities in the related trust fund. Each mortgage loan will be identified in a schedule  appearing as an exhibit to the related  pooling  and  servicing  agreement  or  servicing  agreement.  The  schedule  will  include,  among other  things, information  as to the principal  balance of each  mortgage loan in the related trust fund as of the cut-off date, as well as  information respecting the mortgage rate, the currently  scheduled  monthly  payment of principal and interest,  the maturity of the mortgage note and the Loan-to-Value Ratio at origination or modification (without regard to any secondary financing).

         In addition,  the depositor will, as to each mortgage loan, other than (1) mortgage loans underlying any mortgage  securities and
(2) Contracts, deliver, or cause to be delivered, to the related trustee (or to the custodian described below) the following documents:

      o     the mortgage note endorsed, without recourse, either in blank or to the order of the trustee (or its nominee),

      o     the mortgage  with  evidence of recording  indicated  on the  mortgage  (except for any mortgage not returned  from the public recording office) or, in the case of a cooperative mortgage loan, on the related financing statement,

      o     an  assignment  of the  mortgage  in blank or to the  trustee  (or its  nominee) in  recordable  form (or,  with  respect to a cooperative  mortgage  loan, an assignment of the respective  security  agreements,  any applicable UCC financing  statements, recognition  agreements,  relevant  stock  certificates,  related  blank stock  powers and the related  proprietary  leases or occupancy agreements),

      o     any  intervening  assignments  of the mortgage with evidence of recording on the  assignment  (except for any  assignment  not returned from the public recording office),

      o     if applicable, any riders or modifications to the mortgage note and mortgage,

      o     if the mortgage loan is secured by additional collateral,  certain security and assignment documents relating to the pledge of the additional collateral, and

      o     any other documents set forth in the related pooling and servicing  agreement,  mortgage loan purchase  agreement or servicing agreement.

The assignments may be blanket assignments covering mortgages on mortgaged properties located in the same county, if permitted by law.

         Notwithstanding  the foregoing,  a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if the depositor  delivers,  or causes to be delivered,  to the related trustee (or the custodian) a copy or a duplicate  original of the mortgage note,  together with an affidavit  certifying that the original  thereof has been lost or destroyed.  In addition,  if the depositor  cannot  deliver,  with respect to any mortgage loan, the mortgage or any  intervening  assignment with evidence of recording on the  assignment  concurrently  with the  execution  and delivery of the related  pooling and  servicing  agreement or servicing  agreement because of a delay caused by the public recording  office,  the depositor will deliver,  or cause to be delivered,  to the related trustee
(or the  custodian) a true and correct  photocopy of the mortgage or assignment as submitted for recording  within one year. The depositor will deliver,  or cause to be delivered,  to the related  trustee (or the custodian) the mortgage or assignment with evidence of recording indicated on the assignment after receipt thereof from the public recording office.  If the depositor cannot deliver,  with respect to any mortgage loan, the mortgage or any intervening  assignment with evidence of recording on the mortgage or assignment  concurrently with the execution and delivery of the related pooling and servicing  agreement or servicing  agreement because the mortgage or assignment has been lost,  the depositor will deliver,  or cause to be delivered,  to the related  trustee (or the custodian) a true and correct  photocopy of the mortgage or assignment  with evidence of recording on the mortgage or assignment.  If the depositor  cannot  deliver,  with respect to any mortgage  loan,  the mortgage or any  intervening  assignment  with  evidence of recording on the mortgage or  assignment  because the applicable  jurisdiction  retains the originals of such documents,  the depositor will deliver photocopies of such documents containing an original  certification  by the  judicial  or other  governmental  authority  of the  jurisdiction  where such  documents  were  recorded.
Assignments of the mortgage loans to the trustee (or its nominee) will be recorded in the  appropriate  public  recording  office,  except
(1) where  recordation is not required by the Rating  Agencies  rating the applicable  securities,  (2) in states where, in the opinion of counsel  acceptable to the trustee,  recording is not required to protect the  trustee's  interests in the mortgage loan against the claim of any  subsequent  transferee  or any  successor to or creditor of the  depositor  or the  originator  of the mortgage  loan or (3) where
Mortgage  Electronic  Registration  Systems,  Inc. is  identified  on the mortgage or a properly  recorded  assignment  of mortgage as the mortgagee of record solely as nominee for a Seller and its successors  and assigns.  In addition,  the depositor  shall not be required to deliver  intervening  assignments  or mortgage note  endorsements  between the  underlying  sellers of the mortgage  loans and the Seller, between the Seller and the depositor and between the depositor and the trustee.

         As to each  Contract,  the  depositor  will deliver,  or cause to be delivered,  to the related  trustee (or the  custodian)  the following documents:

      o     the original Contract endorsed, without recourse, to the order of the trustee,

      o     copies of documents and instruments  related to the Contract and the security  interest in the Manufactured  Home securing the
            Contract, and

      o     a blanket assignment to the trustee of all Contracts in the related trust fund and the related documents and instruments.

In order to give  notice of the right,  title and  interest  of the  securityholders  to the  Contracts,  the  depositor  will cause to be executed and  delivered to the trustee a UCC-1  financing  statement  identifying  the trustee as the secured  party and  identifying  all
Contracts as collateral.

         The depositor will, as to each mortgage security included in a mortgage pool, deliver,  or cause to be delivered,  to the related trustee (or the  custodian),  either (i) cause an  electronic  transfer of that  security or (ii) provide a physical  certificate  or note evidencing the mortgage security,  registered in the name of the related trustee (or its nominee),  or endorsed in blank or to the related trustee (or its nominee), or accompanied by transfer documents sufficient to effect a transfer to the trustee (or its nominee).

         The trustee (or the  custodian)  will hold the documents in trust for the benefit of the related  securityholders,  and generally will review the documents  within 180 days after receipt thereof in the case of documents  delivered  concurrently  with the execution and delivery of the related  pooling and servicing  agreement or indenture,  and within the time period  specified in the related  pooling and servicing  agreement  or indenture in the case of all other  documents  delivered.  If any document is found to be missing or defective in any material respect,  the trustee (or the custodian) will be required to promptly so notify the master servicer,  the depositor,  and the related  Seller.  If the related  Seller does not cure the omission or defect  within a specified  period after notice is given thereto by the trustee,  and the omission or defect materially and adversely affects the interests of  securityholders  in the affected mortgage loan or mortgage  security,  then, the related  Seller will be obligated to repurchase the mortgage loan or mortgage  security from the trustee at its purchase price (or, if and to the extent it would  otherwise be permitted to do so for a breach of  representation  and warranty as described under "The Mortgage  Pools—Representations  of Sellers," to substitute for the mortgage loan or mortgage security).  The trustee will be obligated to enforce this  obligation of the Seller to the extent  described  above under "The Mortgage  Pools—Representations  by
Sellers," but there can be no assurance  that the applicable  Seller will fulfill its  obligation to repurchase  (or  substitute  for) the affected  mortgage loan or mortgage  security as described  above. The depositor will not be obligated to repurchase or substitute for the mortgage  loan or mortgage  security if the Seller  defaults  on its  obligation  to do so. This  repurchase  or  substitution  obligation constitutes the sole remedy available to the related  securityholders  and the related trustee for omission of, or a material defect in, a constituent  document.  Any affected  mortgage loan or mortgage security not so repurchased or substituted for shall remain in the related trust fund.

         The trustee will be authorized at any time to appoint one or more custodians  pursuant to a custodial  agreement to hold title to the mortgage  loans and/or  mortgage  securities in any mortgage pool, and to maintain  possession of and, if applicable,  to review,  the documents  relating to the  mortgage  loans  and/or  mortgage  securities,  in any case as the agent of the  trustee.  The identity of any custodian to be appointed on the date of initial  issuance of the securities  will be set forth in the related  prospectus  supplement.  A custodian may be an affiliate of the depositor or the master servicer.

         Except as to mortgage loans underlying any mortgage  securities,  the Seller will make  representations  and warranties as to the types and  geographical  concentrations  of the mortgage loans and as to the accuracy of some of the information  furnished to the related trustee in respect of each mortgage loan (for example,  the original  Loan-to-Value  Ratio, the principal  balance as of the cut-off date, the mortgage rate and maturity).  Upon a breach of any of these  representations  which materially and adversely  affects the interests of the  securityholders  in a mortgage  loan,  the Seller will be obligated to cure the breach in all material  respects,  to repurchase  the mortgage loan at its purchase price or, to substitute for the mortgage loan a Qualified  Substitute  Mortgage Loan in accordance  with the provisions for  substitution  by Sellers as described  above under "The Mortgage  Pools—Representations  by Sellers."  This  repurchase or substitution  obligation  constitutes the sole remedy available to  securityholders  or the trustee for a breach of a representation  by a
Seller.  Any mortgage loan not so repurchased or substituted for shall remain in the related trust fund.

         Pursuant to the related  pooling and  servicing  agreement or servicing  agreement,  the master  servicer for any mortgage  pool, either  directly or through  servicers,  will service and  administer the mortgage loans included in the mortgage pool and assigned to the related  trustee as more fully set forth under  "Servicing  of Mortgage  Loans" in this  prospectus.  Each of the depositor and the master servicer  will make  limited  representations  and  warranties  regarding  its  authority  to enter  into,  and its ability to perform its obligations under, the pooling and servicing agreement or servicing agreement.

Distribution Account

         General.  The master servicer,  trustee or securities  administrator,  as applicable,  will, as to each trust fund, establish and maintain or cause to be established  and maintained a Distribution  Account,  which will be established so as to comply with the standards of each Rating  Agency that has rated any one or more  classes of  securities  of the related  series.  A  Distribution  Account  shall be maintained  as an Eligible  Account,  and the funds held  therein may be held as cash or invested  in  Permitted  Investments.  The master servicer,  trustee  or  securities  administrator,  or other  entity  designated  in the  related  prospectus  supplement,  will have sole discretion to determine  the  particular  investments  made so long as it complies with the  investment  terms of the related  pooling and servicing  agreement or the related  servicing  agreement  and  indenture.  Any  Permitted  Investments  shall not cause the  depositor to register under the Investment  Company Act of 1940. Any interest or other income earned on funds in the Distribution  Account will be paid to the master  servicer,  trustee or  securities  administrator,  or other entity  designated  in the related  prospectus  supplement,  as additional  compensation  or will be available for payments on the  securities as provided in the prospectus  supplement.  If permitted by the Rating Agency or Agencies and so specified in the related  prospectus  supplement,  a Distribution  Account may contain funds relating to more than one series of mortgage  pass-through  certificates or mortgage-backed notes and may contain other funds representing payments on mortgage loans owned by the related master servicer or serviced by it on behalf of others.

         Deposits.  With respect to each series of securities,  the related master servicer,  servicers,  trustee or special servicer will be required to deposit or cause to be deposited in the Distribution  Account for the related trust fund within a period following  receipt
(in the case of collections and payments),  the following  payments and collections  received,  or advances made, by the master  servicer, the  servicers,  the trustee or any special  servicer  subsequent to the cut-off date with respect to the mortgage  loans and/or  mortgage securities in the trust fund (other than payments due on or before the cut-off date):

      o     all payments on account of principal, including principal prepayments, on the mortgage loans;

      o     all payments on account of interest on the mortgage loans,  including any default interest collected,  in each case net of any portion thereof  retained by the master  servicer,  any servicer or any special  servicer as its servicing  compensation or as compensation to the trustee, and further net of any retained interest of the depositor;

      o     all payments on the mortgage securities;

      o     all payments on the U.S. Government Securities (if any);

      o     all Insurance Proceeds and Liquidation Proceeds;

      o     any amounts paid under any instrument or drawn from any fund that  constitutes  credit  enhancement  for the related series of securities as described under "Description of Credit Enhancement" in this prospectus;

      o     any advances made as described under "—Advances" below;

      o     any Buydown Funds (and, if applicable,  investment earnings on the Buydown Funds) required to be paid to  securityholders,  as described below;

      o     any  amounts  paid by the master  servicer  and the  servicers  to cover  Prepayment  Interest  Shortfalls  arising out of the prepayment of mortgage loans as described under "Servicing of Mortgage  Loans—Servicing  and Other Compensation and Payment of
            Expenses; Retained Interest" in this prospectus;

      o     to the extent that any item does not constitute  additional  servicing  compensation to the master  servicer,  a servicer or a special servicer,  any payments on account of modification or assumption fees, late payment charges or prepayment  premiums on the mortgage loans;

      o     any amount  required to be deposited by the master  servicer or the trustee in connection  with losses realized on investments for the benefit of the master servicer or the trustee, as the case may be, of funds held in the Distribution Account; and

      o     any other  amounts  required to be  deposited in the  Distribution  Account as provided in the related  pooling and  servicing agreement or the related  servicing  agreement and indenture  and  described in this  prospectus or in the related  prospectus supplement.

         With respect to each buydown  mortgage loan, the master  servicer will be required to deposit,  or cause the related  servicer to deposit,  the related  Buydown  Funds  provided to it in a Buydown  Account  which will  comply  with the  requirements  set forth in this prospectus  with respect to the  Distribution  Account.  The terms of all buydown  mortgage loans provide for the  contribution of Buydown
Funds in an amount equal to or exceeding  either (1) the total payments to be made from the funds pursuant to the related  buydown plan or
(2) if the Buydown  Funds are to be  deposited  on a discounted  basis,  that amount of Buydown  Funds  which,  together  with  investment earnings on the Buydown Funds at a rate as will support the scheduled level of payments due under the buydown  mortgage loan.  Neither the master  servicer,  any servicer nor the  depositor  will be obligated to add to any  discounted  Buydown Funds any of its own funds should investment  earnings  prove  insufficient  to maintain  the  scheduled  level of  payments.  To the extent that any  insufficiency  is not recoverable  from the mortgagor or, in an appropriate  case,  from the Seller,  distributions  to  securityholders  may be affected.  With respect to each buydown mortgage loan, the master servicer will be required  monthly to withdraw from the Buydown Account and deposit,  or cause the servicer of the  mortgage  loans to withdraw  from the Buydown  Account and deposit,  in the  Distribution  Account as described above the amount,  if any, of the Buydown Funds (and, if applicable,  investment  earnings on the Buydown Funds) for each buydown mortgage loan that,  when added to the amount due from the mortgagor on the buydown  mortgage loan,  equals the full monthly payment which would be due on the buydown mortgage loan if it were not subject to the buydown plan.

         If the  mortgagor on a buydown  mortgage  loan prepays the mortgage loan in its entirety  during the Buydown  Period,  the master servicer or servicer of the mortgage  loan will be required to withdraw  from the Buydown  Account and remit to the mortgagor or the other designated  party in accordance  with the related buydown plan any Buydown Funds  remaining in the Buydown  Account.  If a prepayment by a mortgagor  during the Buydown  Period  together with Buydown Funds will result in full  prepayment of a buydown  mortgage loan, the master servicer  or  servicer  of the  mortgage  loan  generally  will be  required  to  withdraw  from the  Buydown  Account  and deposit in the
Distribution  Account the Buydown Funds and  investment  earnings on the Buydown Funds,  if any,  which together with the prepayment  will result in a  prepayment  in full;  provided  that  Buydown  Funds may not be available  to cover a  prepayment  under some  mortgage  loan programs.  Any Buydown  Funds so remitted to the master  servicer or the servicer of the  mortgage  loan in  connection  with a prepayment described  in the  preceding  sentence  will be deemed to reduce the amount that would be required  to be paid by the  mortgagor  to repay fully the related  mortgage loan if the mortgage  loan were not subject to the buydown  plan.  Any  investment  earnings  remaining in the
Buydown  Account  after  prepayment  or after  termination  of the Buydown  Period will be remitted to the related  mortgagor or the other designated party pursuant to the Buydown  Agreement  relating to each buydown mortgage loan. If the mortgagor  defaults during the Buydown
Period with respect to a buydown mortgage loan and the property  securing the buydown mortgage loan is sold in liquidation  (either by the master servicer,  the servicer of the mortgage loan, the primary insurer,  any pool insurer or any other insurer),  the master servicer or related  servicer  will be required to withdraw  from the Buydown  Account the Buydown  Funds and all  investment  earnings on the Buydown
Funds,  if any, and either deposit the same in the  Distribution  Account or,  alternatively,  pay the same to the primary  insurer or the pool insurer,  as the case may be, if the mortgaged  property is  transferred to the insurer and the insurer pays all of the loss incurred in respect of the default.

         Prior to the  deposit of funds into the  Distribution  Account,  as  described  under  "—Deposits"  above,  funds  related to the mortgage loans  serviced by a master  servicer or a servicer may be maintained by a master  servicer or a servicer in a Protected  Account which will be  established  so as to comply with the  standards of each Rating Agency that has rated any one or more classes of securities of the related series.  Each Protected Account shall be maintained as an Eligible Account,  and the funds held therein may be held as cash or invested in  Permitted  Investments.  Any interest or other  income  earned on funds in a Protected  Account will be paid to the master servicer or servicer,  as applicable,  as additional  compensation.  If permitted by the Rating Agency or Agencies and so specified in the related  prospectus  supplement,  a  Protected  Account  may  contain  funds  relating  to more than one series of  mortgage  pass-through certificates  or  mortgage-backed  notes and may contain other funds  representing  payments on mortgage loans owned by the related master servicer  or  serviced  by it on behalf of others.  In the event  that a trust  fund has  multiple  servicers,  funds  from the  Protected
Accounts  may first be remitted  to a Master  Servicer  Collection  Account,  meeting  the same  eligibility  standards  as the  Protected
Accounts, prior to being deposited into the Distribution Account.

         Withdrawals.  With respect to each series of securities,  the master  servicer,  trustee or special  servicer  generally may make withdrawals  from the  Distribution  Account for the related trust fund for any one or more of the following  purposes,  unless  otherwise provided in the related agreement and described in the related prospectus supplement:

         (1)      to make distributions to the related securityholders on each distribution date;

         (2)      to reimburse the master servicer,  any servicer or any other specified  person for  unreimbursed  amounts advanced by it in respect of mortgage loans in the trust fund as described under  "—Advances"  below,  these  reimbursements to be made out of amounts  received which were identified and applied by the master  servicer or a servicer as late  collections of interest (net of related  servicing  fees) on and principal of the  particular  mortgage loans with respect to which the advances were made or out of amounts drawn under any form of credit enhancement with respect to the mortgage loans;

         (3)      to reimburse  the master  servicer,  a servicer or a special  servicer for unpaid  servicing  fees earned by it and some unreimbursed  servicing  expenses  incurred  by it with  respect  to  mortgage  loans in the trust  fund and  properties acquired in respect  thereof,  these  reimbursement  to be made out of amounts that represent  Liquidation  Proceeds and
                  Insurance  Proceeds  collected  on the  particular  mortgage  loans and  properties,  and net  income  collected  on the particular  properties,  with  respect to which the fees were  earned or the  expenses  were  incurred or out of amounts drawn under any form of credit enhancement with respect to the mortgage loans and properties;

         (4)      to reimburse the master  servicer,  a servicer or any other  specified  person for any advances  described in clause (2)
                  above made by it and any  servicing  expenses  referred to in clause (3) above  incurred by it which,  in the good faith judgment of the master servicer,  the applicable  servicer or the other person, will not be recoverable from the amounts described in clauses (2) and (3),  respectively,  the  reimbursement to be made from amounts collected on other mortgage loans in the trust fund or, if and to the extent so provided  by the related  pooling  and  servicing  agreement  or the related servicing  agreement and indenture and described in the related  prospectus  supplement,  only from that portion of amounts  collected on the other mortgage loans that is otherwise  distributable on one or more classes of subordinate securities of the related series;

         (5)      if and to the extent described in the related prospectus  supplement,  to pay the master servicer, a servicer, a special servicer or another  specified  entity  (including a provider of credit  enhancement)  interest  accrued on the advances described in clause (2) above made by it and the servicing  expenses  described in clause (3) above incurred by it while these remain outstanding and unreimbursed;

         (6)      to reimburse the master servicer, a servicer, the depositor, or any of their respective directors,  officers,  employees and agents, as the case may be, for expenses,  costs and liabilities  incurred  thereby,  as and to the extent described under "The Agreements—Certain Matters Regarding the Master Servicer and the Depositor" in this prospectus;

         (7)      if and to the extent described in the related prospectus supplement, to pay the fees of the trustee;

         (8)      to reimburse the trustee or any of its  directors,  officers,  employees  and agents,  as the case may be, for expenses, costs and liabilities  incurred  thereby,  as and to the extent described under "The  Agreements—Some  Matters Regarding the Trustee" in this prospectus;

         (9)      to pay the master  servicer or the trustee,  as  additional  compensation,  interest  and  investment  income  earned in respect of amounts held in the Distribution Account;

         (10)     to pay  (generally  from related  income) the master  servicer,  a servicer or a special  servicer for costs incurred in connection  with the operation,  management  and  maintenance  of any mortgaged  property  acquired by the trust fund by foreclosure or by deed in lieu of foreclosure;

         (11)     if one or more elections have been made to treat the trust fund or designated  portions  thereof as a REMIC,  to pay any federal,  state or local taxes imposed on the trust fund or its assets or  transactions,  as and to the extent described under  "Federal  Income  Tax  Consequences—REMICS—Prohibited  Transactions  and  Other  Possible  REMIC  Taxes"  in this prospectus;

         (12)     to pay for the cost of an  independent  appraiser  or other expert in real estate  matters  retained to determine a fair sale price for a defaulted  mortgage loan or a property  acquired in respect  thereof in connection with the liquidation of the mortgage loan or property;

         (13)     to pay for the cost of various opinions of counsel obtained  pursuant to the related pooling and servicing  agreement or the related servicing agreement and indenture for the benefit of the related securityholders;

         (14)     to pay to itself,  the depositor,  a Seller or any other  appropriate  person all amounts  received with respect to each mortgage loan  purchased,  repurchased  or removed from the trust fund pursuant to the terms of the related  pooling and servicing  agreement or the related servicing  agreement and indenture and not required to be distributed as of the date on which the related purchase price is determined;

         (15)     to make any other  withdrawals  permitted  by the  related  pooling and  servicing  agreement  or the related  servicing agreement and indenture and described in the related prospectus supplement;

         (16)     to pay for costs and expenses  incurred by the trust fund for environmental  site assessments  performed with respect to multifamily or commercial  properties that constitute  security for defaulted  mortgage loans,  and for any containment, clean-up or  remediation of hazardous  wastes and materials  present on that mortgaged  properties,  as described  under
                  "Servicing of Mortgage Loans—Realization Upon or Sale of Defaulted Mortgage Loans" in this prospectus; and

         (17)     to clear and terminate the Distribution Account upon the termination of the trust fund.

Distributions

         Distributions  on the securities of each series will be made by or on behalf of the related trustee or securities  administrator, as applicable,  on each  distribution date as specified in the related  prospectus  supplement from the available funds for the series and the  distribution  date. The available funds for any series of securities and any  distribution  date will generally refer to the total of all payments or other  collections (or advances in lieu thereof) on, under or in respect of the mortgage loans and/or mortgage  securities and any other assets included in the related trust fund that are available for distribution to the  securityholders  of the series on that date. The particular  components of the available funds for any series on each distribution  date will be more  specifically  described in the related prospectus supplement.

         Distributions  on the  securities of each series (other than the final  distribution  in retirement of any  certificate)  will be made to the  persons in whose  names the  securities  are  registered  on the Record  Date,  and the amount of each  distribution  will be determined as of the  Determination  Date. All  distributions  with respect to each class of securities on each  distribution date will be allocated in accordance  with the holder's  Percentage  Interest in a particular  class.  Payments will be made either by wire transfer in immediately  available funds to the account of a securityholder at a bank or other entity having appropriate  facilities therefor,  if the securityholder  has  provided  the trustee or other  person  required to make the  payments  with wiring  instructions  no later than five business days prior to the related Record Date or other date specified in the related  prospectus  supplement  (and, if so provided in the related prospectus  supplement,  the securityholder  holds securities in any requisite amount or denomination  specified  therein),  or by check mailed to the address of the securityholder as it appears on the security register;  provided,  however, that the final distribution in retirement of any class of securities  will be made only upon  presentation  and surrender of the securities at the location  specified in the notice to securityholders of the final distribution.

Distributions of Interest and Principal on the Securities

         Each class of  securities of each series,  other than Strip  Securities  and REMIC  Residual  Certificates  that have no security interest  rate, may have a different per annum rate at which interest  accrues on that class of securities,  which may be fixed,  variable or adjustable,  or any combination of rates. The related prospectus  supplement will specify the security interest rate or, in the case of a variable or adjustable  security  interest  rate, the method for  determining  the security  interest rate, for each class.  The related prospectus  supplement  will specify  whether  interest on the  securities of the series will be calculated on the basis of a 360-day year consisting of twelve 30-day months or on a different method.

         Distributions  of  interest  in  respect of the  securities  of any class,  other  than any class of  Accrual  Securities,  Strip
Securities or REMIC Residual  Certificates that is not entitled to any  distributions of interest,  will be made on each distribution date based on the accrued  interest for the class and the distribution  date,  subject to the sufficiency of the portion of the available funds allocable to the class on the  distribution  date. Prior to the time interest is  distributable  on any class of Accrual  Securities,  the amount of accrued  interest  otherwise  distributable  on the class will be added to the principal  balance  thereof on each  distribution date. With respect to each class of  interest-bearing  securities,  accrued interest for each  distribution date will be equal to interest at the applicable  security  interest rate accrued for a specified  period  (generally  one month) on the  outstanding  principal  balance thereof  immediately  prior to the  distribution  date.  Accrued  interest  for each  distribution  date on Strip  Securities  entitled to distributions  of interest will be similarly  calculated  except that it will accrue on a notional  amount that is based on either (1) the principal  balances of some or all of the  mortgage  loans  and/or  mortgage  securities  in the related  trust fund or (2) the  principal balances of one or more other classes of securities  of the same series.  Reference to a notional  amount with respect to a class of Strip
Securities  is solely for  convenience  in making  calculations  of  accrued  interest  and does not  represent  the right to receive  any distribution  of  principal.  If so specified  in the related  prospectus  supplement,  the amount of accrued  interest  that is otherwise distributable on (or, in the case of Accrual  Securities,  that may otherwise be added to the principal balance of) one or more classes of the  securities  of a series  will be  reduced  to the  extent  that  any  Prepayment  Interest  Shortfalls,  as  described  under  "Yield
Considerations"  in this prospectus,  exceed the amount of any sums (including,  if and to the extent specified in the related  prospectus supplement,  the master  servicer's  or applicable  servicer's  servicing  compensation)  that are applied to offset the  shortfalls.  The particular  manner in which the  shortfalls  will be  allocated  among some or all of the  classes of  securities  of that  series will be specified in the related prospectus  supplement.  The related  prospectus  supplement will also describe the extent to which the amount of accrued interest that is otherwise  distributable on (or, in the case of Accrual Securities,  that may otherwise be added to the principal balance of) a class of offered  securities  may be reduced as a result of any other  contingencies,  including  delinquencies,  losses and
Deferred  Interest on or in respect of the related  mortgage loans or  application  of the Relief Act with respect to the mortgage  loans.
Any reduction in the amount of accrued  interest  otherwise  distributable  on a class of  securities  by reason of the  allocation to the class of a portion of any Deferred  Interest on or in respect of the related  mortgage  loans will result in a  corresponding  increase in the principal balance of the class.

         As and to the extent  described in the related  prospectus  supplement,  distributions  of principal  with respect to a series of securities  will be made on each  distribution  date to the holders of the class or classes of securities of the series  entitled  thereto until the  principal  balance or  balances  of the  securities  have been  reduced to zero.  In the case of a series of  securities  which includes two or more classes of securities,  the timing,  order,  priority of payment or amount of  distributions in respect of principal, and any schedule or formula or other provisions  applicable to the determination  thereof (including  distributions among multiple classes of senior securities or subordinate  securities),  shall be as set forth in the related prospectus supplement.  Distributions of principal with respect to one or more classes of  securities  may be made at a rate that is faster (and, in some cases,  substantially  faster) than the rate at which  payments or other  collections  of principal  are received on the mortgage  loans  and/or  mortgage  securities  in the related trust fund,  may not commence  until the occurrence of events such as the retirement of one or more other classes of securities of the same series,  or may be made at a rate that is slower (and, in some cases,  substantially  slower) than the rate at which  payments or other  collections of principal are received on the mortgage loans and/or mortgage  securities.  In addition,  distributions  of principal with  respect to one or more classes of  securities  may be made,  subject to  available  funds,  based on a specified  principal  payment schedule  and, with respect to one or more classes of  securities,  may be contingent  on the  specified  principal  payment  schedule for another class of the same series and the rate at which payments and other  collections of principal on the mortgage loans and/or  mortgage securities in the related trust fund are received.

Pre-Funding Account

         If so specified in the related  prospectus  supplement,  the pooling and servicing  agreement or other  agreement may provide for the transfer by the Sellers of additional  mortgage loans to the related trust after the Closing Date. The additional  mortgage loans will be required to conform to the requirements set forth in the related pooling and servicing  agreement or other agreement  providing for the transfer,  and will be underwritten  to the same standards as the mortgage loans initially  included in the trust fund as described in the prospectus  supplement.  As  specified  in the  related  prospectus  supplement,  the  transfer  may be funded by the  establishment  of a pre-funding account  established with the trustee.  If a pre-funding account is established,  all or a portion of the proceeds of the sale of one or more classes of securities of the related  series will be deposited in the account to be released as additional  mortgage  loans are transferred.  A pre-funding  account will be required to be maintained as an Eligible Account,  the amounts therein may be required to be invested in  Permitted  Investments  and the amount held  therein  shall at no time exceed 50% of the  proceeds of the  offering of the related  securities.  The related  pooling and servicing  agreement or other agreement  providing for the transfer of additional  mortgage loans  generally  will provide that the transfers must be made within up to three months (with respect to any series of  certificates)  or up to, but not in excess of, one year (with  respect to any series of notes)  after the Closing  Date,  and that amounts set aside to fund the transfers  (whether in a pre-funding  account or otherwise) and not so applied within the required period of time will be deemed to be principal prepayments and applied in the manner set forth in the prospectus  supplement.  To the extent amounts in any pre-funding account have not been used to purchase  additional  mortgage  loans,  holders of the  securities may receive an additional  prepayment,  which may affect their yield to maturity.  In addition,  securityholders  may not be able to reinvest amounts received from any pre-funding  account in comparable securities, or may only be able to do so at a lower interest rate.

Distributions on the Securities in Respect of Prepayment Premiums

         Prepayment premiums will generally be retained by the master servicer, a servicer,  or by the Seller as additional  compensation.
However,  if so provided in the related prospectus  supplement,  prepayment  premiums received on or in connection with the mortgage loans or  mortgage  securities  in any trust  fund will be  distributed  on each  distribution  date to the  holders  of the class or classes of securities of the related series entitled thereto in accordance with the provisions described in the prospectus supplement.

Allocation of Losses and Shortfalls

         The amount of any losses or shortfalls in  collections  on the mortgage  loans and/or  mortgage  securities in any trust fund (to the  extent  not  covered  or offset by draws on any  reserve  fund or under any  instrument  of credit  enhancement  or  applied  against overcollateralization)  will be allocated  among the  respective  classes of securities of the related  series in the priority and manner, and subject to the limitations,  specified in the related prospectus supplement. As described in the related prospectus supplement,  these allocations may result in reductions in the  entitlements to interest and/or principal  balances of one or more classes of securities,  or may be effected simply by a prioritization of payments among classes of securities.

Advances

         If and to the extent  provided in the related  prospectus  supplement,  and subject to any  limitations  specified  therein,  the related  master  servicer or any servicer will be obligated to advance,  or have the option of advancing,  on or before each  distribution date, from its own funds or from excess funds held in the related Master  Servicer  Collection  Account or Protected  Account that are not part of the  available  funds for the related  series of  securities  for that  distribution  date,  an amount up to the  aggregate of any scheduled  payments of interest  (and,  if specified in the related  prospectus  supplement,  principal)  on the mortgage  loans that were delinquent on, or not received by, the related  Determination Date (or such other date specified in the Agreement,  but in any event prior to the  related  distribution  date).  No notice will be given to the  certificateholders  of these  advances.  Advances  are  intended to maintain a regular flow of scheduled  interest and principal  payments to holders of the class or classes of securities  entitled thereto, rather than to guarantee or insure against  losses.  Accordingly,  all advances made from the master  servicer's or a servicer's own funds will be reimbursable out of related  recoveries on the mortgage loans  (including,  to the extent described in the prospectus  supplement, amounts  received under any fund or instrument  constituting  credit  enhancement)  respecting which advances were made and other specific sources as may be identified  in the related  prospectus  supplement,  including  amounts which would  otherwise be payable to the offered securities.  No  Nonrecoverable  Advance will be required to be made by the master  servicer or a servicer;  and, if previously  made by a master servicer or a servicer,  a Nonrecoverable  Advance will be reimbursable from any amounts in the related Master Servicer  Collection
Account or Protected Account prior to any distributions  being made to the related series of  securityholders.  If advances have been made from excess funds in a Master Servicer  Collection  Account,  the master servicer will be required to replace the funds in such account on any  future  distribution  date to the  extent  that  funds  then in such  account  are  insufficient  to  permit  full  distributions  to securityholders on that date. If so specified in the related prospectus  supplement,  the obligation of a master servicer or a servicer to make advances may be secured by a cash advance  reserve fund or a surety bond. If applicable,  information  regarding the  characteristics of, and the identity of any obligor on, a surety bond, will be set forth in the related  prospectus  supplement.  If any person other than the master servicer has any obligation to make advances as described  above, the related  prospectus  supplement will identify the person.
If and to the extent so provided in the related  prospectus  supplement,  any entity making advances will be entitled to receive  interest on the advances for the period that the advances are outstanding at the rate specified in the prospectus  supplement,  and the entity will be entitled to payment of the interest  periodically  from general  collections  on the mortgage  loans in the related trust fund prior to any payment to  securityholders  or as otherwise  provided in the related  pooling and  servicing  agreement or  servicing  agreement  and described in the prospectus  supplement.  As specified in the related prospectus supplement with respect to any series of securities as to which the trust fund includes  mortgage  securities,  the advancing  obligations  with respect to the  underlying  mortgage  loans will be pursuant to the terms of the mortgage  securities,  as may be supplemented by the terms of the applicable pooling and servicing agreements or servicing agreements for such mortgage securities, and may differ from the provisions described above.

Modifications

         In instances in which a mortgage  loan is in default or if default is  reasonably  foreseeable,  and if  determined by the master servicer to be in the best interest of the  securityholders,  the master servicer or servicer may permit  servicing  modifications  of the mortgage loan rather than proceeding with  foreclosure.  However,  the master  servicer's and the servicer's  ability to perform servicing modifications will be subject to some limitations, including but not limited to the following:

         o        Advances and other  amounts may be added to the  outstanding  principal  balance of a mortgage loan only once during the life of a mortgage loan.

         o        Any amounts added to the principal  balance of the mortgage  loan, or  capitalized  amounts added to the mortgage  loan, will be required to be fully amortized over the remaining term of the mortgage loan.

         o        All  capitalizations  are to be implemented in accordance  with the sponsor's  standards and may be implemented  only by servicers that have been approved by the master servicer for that purpose.

         o        The final maturity of any mortgage loan shall not be extended beyond the assumed final distribution date.

         o        No servicing  modification  with respect to a mortgage loan will have the effect of reducing the mortgage rate below one half of the mortgage rate as in effect on the cut off date, but not less than the servicing fee rate.

         Any advances  made on any mortgage  loan will be reduced to reflect any related  servicing  modifications  previously  made.  The mortgage  rate and Net  Mortgage  Rate as to any  mortgage  loan will be deemed not  reduced by any  servicing  modification,  so that the calculation  of accrued  certificate  interest (as defined in the prospectus  supplement)  payable on the offered  securities  will not be affected by the servicing modification.

Reports to Securityholders

         With each distribution to securityholders of a particular class of offered  securities,  the related master servicer,  trustee or other  specified  person will make  available to each holder of record of the class of securities a monthly  statement or statements  with respect to the related  trust fund setting forth the  information  specifically  described in the related  prospectus  supplement  and the related pooling and servicing agreement or the related servicing agreement or indenture.

         In addition,  within a reasonable period of time after the end of each calendar year, the master servicer,  trustee or securities administrator,  as  applicable,  will  furnish a report to each holder of record of a class of offered  securities  at any time during the calendar year or, in the event the person was a holder of record of a class of securities  during a portion of the calendar  year, for the applicable  portion  of the year.  Reports,  whether  monthly or annual,  will be  transmitted  in the  method  described  in the  related prospectus  supplement to the holder of record of the class of  securities  contemporaneously  with the  distribution  on that  particular class.  In addition,  the monthly  reports will be posted on a website as described below under  "Available  Information"  and "Reports to
Securityholders" in this prospectus.

                                                    DESCRIPTION OF CREDIT ENHANCEMENT

General

         As set  forth  below  and in the  applicable  prospectus  supplement,  credit  enhancement  may be  provided  by one or more of a financial  guaranty  insurance  policy,  a special hazard insurance  policy,  a mortgage pool insurance  policy or a letter of credit.  In addition,  if provided in the applicable  prospectus  supplement,  in lieu of or in addition to any or all of the foregoing  arrangements, credit  enhancement  may be in the form of a  reserve  fund to cover the  losses,  subordination  of one or more  classes  of  subordinate securities  for the  benefit of one or more  classes of senior  securities,  of  cross-collateralization  or  overcollateralization,  or a combination  of the  foregoing.  The credit  support may be provided by an assignment of the right to receive  specified  cash amounts,  a deposit of cash into a reserve fund or other  pledged  assets,  or by  guarantees  provided by a third-party  or any  combination  thereof identified in the  applicable  prospectus  supplement.  Each  component will have  limitations  and will provide  coverage with respect to
Realized  Losses on the related  mortgage  loans.  Credit support will cover  Defaulted  Mortgage  Losses,  but coverage may be limited or unavailable  with respect to Special Hazard Losses,  Fraud Losses,  Bankruptcy  Losses and  Extraordinary  Losses.  To the extent that the credit support for the offered securities of any series is exhausted, the holders thereof will bear all further risk of loss.

         The amounts and types of credit  enhancement  arrangements as well as the providers thereof,  if applicable,  with respect to the offered  securities  of each series will be set forth in the  related  prospectus  supplement.  To the extent  provided in the  applicable prospectus  supplement and the pooling and servicing  agreement or indenture,  the credit  enhancement  arrangements  may be  periodically modified,  reduced and substituted for based on the aggregate  outstanding  principal balance of the mortgage loans covered thereby or the principal amount or interest due on one or more classes of securities.  See "Description of Credit  Enhancement—Reduction  or Substitution
of Credit  Enhancement"  in this  prospectus.  If  specified  in the  applicable  prospectus  supplement,  credit  support for the offered securities of one series may cover the offered securities of one or more other series.

         In general,  references to "mortgage  loans" under this  "Description of Credit  Enhancement"  section are to mortgage loans in a trust fund.  However,  if so provided in the prospectus  supplement for a series of securities,  any mortgage  securities  included in the related trust fund and/or the related  underlying  mortgage loans may be covered by one or more of the types of credit  support  described in this prospectus.  The related prospectus  supplement will specify, as to each form of credit support,  the information  indicated below with respect thereto, to the extent the information is material and available.

Subordinate Securities

         If so  specified  in the  related  prospectus  supplement,  one or more  classes of  securities  of a series  may be  subordinate securities.  Subordinate securities may be offered securities.  To the extent specified in the related prospectus  supplement,  the rights of the  holders of  subordinate  securities  to receive  distributions  from the  Distribution  Account on any  distribution  date will be subordinated to the  corresponding  rights of the holders of senior  securities.  In addition,  as provided in the prospectus  supplement, losses or shortfalls will be allocated to subordinate  securities before they are allocated to more senior  securities.  If so provided in the  related  prospectus  supplement,  the  subordination  of a class may apply only in the event of (or may be limited  to) some types of losses or shortfalls.  The related  prospectus  supplement will set forth  information  concerning the manner and amount of  subordination provided  by a class or classes of  subordinate  securities  in a series  and the  circumstances  under  which the  subordination  will be available.

Cross-Collateralization

         If the mortgage loans and/or mortgage  securities in any trust fund are divided into separate groups,  each supporting a separate class or classes of securities of the related series,  credit  enhancement may be provided by  cross-collateralization  support provisions requiring that distributions be made on senior securities  evidencing  interests in one group of mortgage loans and/or mortgage securities prior to distributions on subordinate  securities  evidencing  interests in a different group of mortgage loans and/or mortgage securities within the trust fund. The prospectus supplement for a series that includes a  cross-collateralization  provision will describe the manner and conditions for applying the provisions.

Overcollateralization

         If so specified in the related  prospectus  supplement,  interest  collections on the mortgage loans may exceed interest payments on the offered  securities for the related  distribution  date.  The excess  interest may be deposited into a reserve fund or applied as a payment of principal on the  securities.  To the extent excess  interest is applied as principal  payments on the  securities,  the effect will be to reduce the principal  balance of the securities  relative to the outstanding  balance of the mortgage loans,  thereby  creating overcollateralization  and  additional  protection  to the  securityholders,  as specified  in the related  prospectus  supplement.  If so provided in the related prospectus supplement,  overcollateralization  may also be provided as to any series of securities by the issuance of securities in an initial aggregate principal amount which is less than the aggregate principal amount of the related mortgage loans.

Financial Guaranty Insurance Policy

         If so specified in the related  prospectus  supplement,  a financial guaranty insurance policy may be obtained and maintained for a class or series of  securities.  The insurer  with  respect to a financial  guaranty  insurance  policy will be described in the related prospectus supplement.

         A financial  guaranty  insurance  policy will be  unconditional  and  irrevocable and will guarantee to holders of the applicable securities  that an amount  equal to the full amount of payments due to the holders will be received by the trustee or its agent on behalf of the holders for payment on each distribution  date. The specific terms of any financial  guaranty insurance policy will be set forth in the related  prospectus  supplement.  A  financial  guaranty  insurance  policy may have  limitations  and  generally  will not insure the obligation of the Sellers or the master  servicer to repurchase or substitute for a defective  mortgage loan,  will not insure  Prepayment
Interest  Shortfalls  or  interest  shortfalls  due to the  application  of the Relief Act and will not  guarantee  any  specific  rate of principal  payments.  The insurer  will be  subrogated  to the rights of each holder to the extent the insurer  makes  payments  under the financial guaranty insurance policy.

Mortgage Pool Insurance Policies

         Any  mortgage  pool  insurance  policy  obtained by the  depositor  for a trust fund will be issued by the  insurer  named in the applicable  prospectus  supplement.  Each mortgage pool  insurance  policy will cover  Defaulted  Mortgage  Losses in an amount equal to a percentage  specified in the  applicable  prospectus  supplement of the aggregate  principal  balance of the mortgage loans on the cut-off date,  or will cover a portion of Defaulted  Mortgage  Losses on any mortgage up to a specified  percentage  of the Value of that mortgage loan. As set forth under  "Maintenance of Credit  Enhancement"  in this  prospectus,  the master  servicer will use reasonable  efforts to maintain,  or cause the  servicers to maintain,  any mortgage pool  insurance  policy and to present  claims  thereunder to the insurer on behalf of itself, the related trustee and the related  securityholders.  The mortgage pool insurance  policies,  however,  are not blanket policies  against  loss,  since  claims  thereunder  may only be made  respecting  particular  defaulted  mortgage  loans  and  only  upon satisfaction  of the terms of the related  policy.  Any  exceptions  to coverage will be described in the related  prospectus  supplement.
Unless specified in the related prospectus  supplement,  the mortgage pool insurance policies may not cover losses due to a failure to pay or denial of a claim under a Primary Insurance Policy, irrespective of the reason therefor.

Letter of Credit

         If any component of credit  enhancement as to the offered  securities of a series is to be provided by a letter of credit, a bank will deliver to the related  trustee an irrevocable  letter of credit.  The letter of credit may provide  direct  coverage with respect to the  mortgage  loans.  The bank that  delivered  the letter of credit,  as well as the amount  available  under the letter of credit  with respect to each  component of credit  enhancement,  will be  specified in the  applicable  prospectus  supplement.  If so specified in the related  prospectus  supplement,  the letter of credit may permit draws only in the event of certain types of losses and  shortfalls.  The letter of credit may also  provide for the payment of required  advances  which the master  servicer or any  servicer  fails to make.  The amount available under the letter of credit will, in all cases, be reduced to the extent of any unreimbursed  payments  thereunder and may otherwise  be reduced as described  in the related  prospectus  supplement.  The letter of credit will expire on the  expiration  date set forth in the related prospectus supplement, unless earlier terminated or extended in accordance with its terms.

Special Hazard Insurance Policies

         Any special hazard  insurance  policy covering Special Hazard Losses obtained by the depositor for a trust fund will be issued by the insurer named in the applicable  prospectus  supplement.  Each special hazard insurance policy will, subject to limitations  described below,  protect holders of the related series of securities from Special Hazard Losses.  See "Description of Primary  Mortgage  Insurance,
Hazard Insurance;  Claims  Thereunder" in this prospectus.  However, a special hazard insurance policy will not cover losses occasioned by war, civil insurrection,  some governmental actions,  errors in design, faulty workmanship or materials (except under some circumstances), nuclear  reaction,  chemical  contamination,  waste by the mortgagor and other risks.  Aggregate  claims under a special hazard  insurance policy will be limited to the amount set forth in the related  prospectus  supplement and will be subject to reduction as described in the related prospectus supplement.

         Subject to the  foregoing  limitations,  a special  hazard  insurance  policy will provide  that,  where there has been damage to property  securing a  foreclosed  mortgage  loan  (title to which has been  acquired by the  insured)  and to the extent the damage is not covered by the hazard  insurance policy or flood insurance  policy,  if any,  maintained by the mortgagor or the master servicer,  special servicer or the servicer,  the insurer will pay the lesser of (1) the cost of repair or  replacement  of the property or (2) upon transfer of the  property  to the  insurer,  the unpaid  principal  balance of the  mortgage  loan at the time of  acquisition  of the  property by foreclosure  or deed in lieu of  foreclosure,  plus accrued  interest at the mortgage  rate to the date of claim  settlement  and expenses incurred by the master  servicer,  special  servicer or servicer with respect to the property.  If the property is  transferred to a third party in a sale  approved by the issuer of the special  hazard  insurance  policy,  the amount that the issuer will pay will be the amount under (2) above  reduced by the net  proceeds of the sale of the  property.  No claim may be validly  presented  under the special  hazard insurance  policy  unless  hazard  insurance  on the  property  securing  a  defaulted  mortgage  loan has been  kept in force  and  other reimbursable  protection,  preservation and foreclosure expenses have been paid (all of which must be approved in advance by the issuer of the special hazard  insurance  policy).  If the unpaid principal  balance plus accrued  interest and expenses is paid by the insurer,  the amount of further  coverage under the related  special hazard  insurance  policy will be reduced by that amount less any net proceeds from the sale of the property.  Any amount paid as the cost of repair of the property will further reduce coverage by that amount.  Restoration of the property with the proceeds  described  under (1) above will satisfy the condition  under each mortgage pool  insurance  policy that the property be restored  before a claim under the mortgage pool insurance  policy may be validly  presented with respect to the defaulted mortgage  loan  secured by the  property.  The payment  described  under (2) above will render  presentation  of a claim in respect of the mortgage loan under the related  mortgage pool  insurance  policy  unnecessary.  Therefore,  so long as a mortgage pool  insurance  policy remains in effect,  the payment by the insurer under a special hazard  insurance  policy of the cost of repair or of the unpaid  principal balance  of the  related  mortgage  loan plus  accrued  interest  and  expenses  will not  affect  the total  Insurance  Proceeds  paid to securityholders,  but will affect the  relative  amounts of coverage  remaining  under the related  special  hazard  insurance  policy and mortgage pool insurance policy.

         As and to the extent set forth in the  applicable  prospectus  supplement,  coverage  in respect of Special  Hazard  Losses for a series of securities  may be provided,  in whole or in part, by a type of instrument  other than a special hazard  insurance  policy or by means of a special hazard representation of the Seller or the depositor.

Reserve Funds

         If so provided in the related  prospectus  supplement,  the depositor will deposit or cause to be deposited in a reserve fund any combination of cash, one or more irrevocable  letters of credit or one or more Permitted  Investments in specified  amounts,  or any other instrument  satisfactory  to the relevant  Rating  Agency or Agencies,  which will be applied and  maintained  in the manner and under the conditions  specified in the  prospectus  supplement.  In the  alternative or in addition to the deposit,  to the extent  described in the related prospectus  supplement,  a reserve fund may be funded through  application of all or a portion of amounts otherwise payable on any related subordinate  securities,  from the retained interest of the depositor or otherwise.  To the extent that the funding of the reserve fund is dependent on amounts otherwise  payable on related  subordinate  securities,  any retained interest of the depositor or other cash flows  attributable  to the related  mortgage  loans or  reinvestment  income,  the reserve fund may provide less coverage than  initially expected  if the cash flows or  reinvestment  income on which the funding is  dependent  are lower than  anticipated.  In  addition,  with respect  to any  series of  securities  as to which  credit  enhancement  includes  a letter of credit,  if so  specified  in the  related prospectus  supplement,  if specified  conditions  are met, the  remaining  amount of the letter of credit may be drawn by the trustee and deposited  in a reserve  fund.  Amounts in a reserve  fund may be  distributed  to  securityholders,  or applied to  reimburse  the master servicer or a servicer for  outstanding  advances,  or may be used for other  purposes,  in the manner and to the extent  specified in the related prospectus  supplement.  The related prospectus supplement will disclose whether a reserve fund is part of the related trust fund.
If set forth in the related prospectus supplement, a reserve fund may provide coverage to more than one series of securities.

         In connection  with the  establishment  of any reserve fund,  the reserve fund will be structured so that the trustee will have a perfected  security interest for the benefit of the  securityholders  in the assets in the reserve fund.  However,  to the extent that the depositor,  any affiliate  thereof or any other entity has an interest in any reserve fund, in the event of the  bankruptcy,  receivership or  insolvency  of that  entity,  there  could  be  delays  in  withdrawals  from  the  reserve  fund and  corresponding  payments  to the securityholders which could adversely affect the yield to investors on the related securities.

         Amounts  deposited in any reserve fund for a series will be invested in Permitted  Investments  by, or at the  direction  of, and for the benefit of the master servicer or any other person named in the related prospectus supplement.

Cash Flow Agreements

         If so provided in the related  prospectus  supplement,  the trust fund may include  guaranteed  investment  contracts pursuant to which moneys held in the funds and accounts  established  for the related series will be invested at a specified rate. The principal terms of a guaranteed  investment  contract or other cash flow agreement,  and the identity of the obligor,  will be described in the prospectus supplement for a series of notes.

Maintenance of Credit Enhancement

         To the  extent  that the  applicable  prospectus  supplement  does not  expressly  provide  for  alternative  credit  enhancement arrangements in lieu of some or all of the arrangements mentioned below, the following paragraphs shall apply.

         If a financial  guaranty  insurance policy has been obtained for one or more classes of securities of a series,  the trustee will be obligated to exercise  reasonable  efforts to keep the financial guaranty insurance policy in full force and effect throughout the term of the applicable  pooling and servicing  agreement or servicing  agreement,  until the specified class or classes of securities have been paid in full, unless coverage  thereunder has been exhausted through payment of claims, or until the financial  guaranty  insurance policy is replaced in accordance  with the terms of the  applicable  pooling and  servicing  agreement or servicing  agreement.  The trustee will agree to remit the premiums for each financial  guaranty  insurance policy,  from available funds of the related trust, in accordance with the provisions and priorities set forth in the applicable pooling and servicing  agreement or servicing  agreement,  on a timely basis. In the event the insurer  ceases to be a qualified  insurer as described in the related  prospectus  supplement,  or fails to make a required payment  under the related  financial  guaranty  insurance  policy,  neither the trustee nor any other person will have any  obligation to replace the insurer.  Any losses  associated  with any reduction or withdrawal in rating by an applicable  Rating Agency shall be borne by the related securityholders.

         If a mortgage pool  insurance  policy has been obtained for some or all of the mortgage  loans related to a series of securities, the master servicer will be obligated to exercise  reasonable  efforts to keep the mortgage pool insurance policy (or an alternate form of credit support) in full force and effect throughout the term of the applicable pooling and servicing  agreement or servicing  agreement to the extent  provided in the related  prospectus  supplement.  The master  servicer  will agree to pay the premiums for each  mortgage pool insurance  policy on a timely basis.  In the event the pool insurer ceases to be a qualified  insurer because it ceases to be qualified by law to transact pool  insurance  business or coverage is  terminated  for any reason other than  exhaustion  of the  coverage,  the master servicer will use reasonable  efforts to obtain from another qualified  insurer a replacement  insurance policy comparable to the mortgage pool insurance policy with a total coverage equal to the then outstanding  coverage of the mortgage pool insurance policy,  provided that, if the cost of the  replacement  policy is greater than the cost of the mortgage pool insurance  policy,  the coverage of the  replacement policy will,  unless  otherwise  agreed to by the depositor,  be reduced to a level such that its premium rate does not exceed the premium rate on the mortgage pool insurance policy.

         If a letter of credit or alternate form of credit  enhancement  has been obtained for a series,  the trustee will be obligated to exercise  reasonable  efforts cause to be kept or to keep the letter of credit (or an alternate form of credit  support) in full force and effect throughout the term of the applicable pooling and servicing  agreement or indenture,  unless coverage thereunder has been exhausted through payment of claims or otherwise,  or substitution  therefor is made as described below under  "—Reduction or Substitution of Credit
Enhancement."  Unless  otherwise  specified  in the  applicable  prospectus  supplement,  if a letter of credit  obtained  for a series of securities is scheduled to expire prior to the date the final  distribution  on the  securities  is made and coverage  under the letter of credit has not been exhausted and no  substitution  has occurred,  the trustee will draw the amount  available  under the letter of credit and maintain the amount in trust for the securityholders.

         If a special  hazard  insurance  policy has been obtained for the mortgage  loans related to a series of  securities,  the master servicer will also be obligated to exercise  reasonable  efforts to maintain and keep the policy in full force and effect  throughout  the term of the applicable  pooling and servicing  agreement or servicing  agreement,  unless coverage  thereunder has been exhausted  through payment of claims or  otherwise  or  substitution  therefor  is made as  described  below  under  "—Reduction  or  Substitution  of Credit
Enhancement."  If coverage  for Special  Hazard  Losses  takes the form of a special  hazard  insurance  policy,  the policy will  provide coverage  against risks of the type  described in this  prospectus  under  "Description  of Credit  Enhancement—Special  Hazard  Insurance
Policies."  The  master  servicer  may obtain a  substitute  policy  for the  existing  special  hazard  insurance  policy if prior to the substitution the master servicer obtains written  confirmation  from the Rating Agency or Agencies that rated the related  securities that the substitution shall not adversely affect the then-current ratings assigned to the securities by the Rating Agency or Agencies.

         The master servicer,  on behalf of itself, the trustee and  securityholders,  will provide the trustee  information  required for the  trustee to draw under the  letter of credit  and will  present  claims to each pool  insurer,  to the issuer of each  special  hazard insurance  policy,  and, in respect of  defaulted  mortgage  loans for which there is no servicer,  to each  primary  insurer and take any reasonable  steps as are necessary to permit recovery under the letter of credit,  insurance  policies or comparable  coverage  respecting defaulted  mortgage loans or mortgage loans which are the subject of a bankruptcy  proceeding.  As set forth above, all collections by the master  servicer under any mortgage pool insurance  policy or any Primary  Insurance  Policy and, where the related  property has not been restored, a special hazard insurance policy, are to be deposited in the related Distribution  Account,  subject to withdrawal as described above.  All draws under any letter of credit are also to be  deposited  in the  related  Distribution  Account.  In those cases in which a mortgage loan is serviced by a servicer,  the servicer,  on behalf of itself, the trustee and the  securityholders  will present claims to the primary  insurer,  and all paid claims shall  initially be deposited  in a Protected  Account  prior to being  delivered to the master servicer for ultimate deposit to the related Distribution Account.

         If any property securing a defaulted  mortgage loan is damaged and proceeds,  if any, from the related hazard insurance policy or any applicable  special hazard  insurance  policy are  insufficient  to restore the damaged  property to a condition  sufficient to permit recovery  under any  financial  guaranty  insurance  policy,  mortgage  pool  insurance  policy,  letter of credit or any related  Primary
Insurance  Policy,  neither the master  servicer  nor any  servicer  is  required to expend its own funds to restore the damaged  property unless it determines (1) that the restoration will increase the proceeds to one or more classes of  securityholders  on liquidation of the mortgage loan after  reimbursement  of the master  servicer for its expenses and (2) that the expenses will be  recoverable  by it through liquidation  Proceeds or Insurance  Proceeds.  If recovery under any financial guaranty insurance policy,  mortgage pool insurance policy, letter of credit or any related  Primary  Insurance  Policy is not available  because the master servicer or a servicer has been unable to make the above  determinations,  has made the  determinations  incorrectly  or recovery is not available for any other reason,  the master servicer and each servicer is nevertheless  obligated to follow the normal  practices and procedures  (subject to the preceding  sentence)
as it deems necessary or advisable to realize upon the defaulted mortgage loan and in the event the  determinations  have been incorrectly made, is entitled to reimbursement of its expenses in connection with the restoration.

Reduction or Substitution of Credit Enhancement

         The amount of credit  support  provided  pursuant to any form of credit  enhancement  may be reduced.  In most cases,  the amount available  pursuant to any form of credit  enhancement will be subject to periodic reduction in accordance with a schedule or formula on a nondiscretionary  basis pursuant to the terms of the related pooling and servicing  agreement or indenture.  Additionally,  in most cases, the form of credit support (and any  replacements  therefor) may be replaced,  reduced or terminated,  and the formula used in calculating the amount of coverage with respect to Bankruptcy  Losses,  Special  Hazard Losses or Fraud losses may be changed,  without the consent of the  securityholders,  upon the written assurance from each applicable Rating Agency that its then-current rating of the related series of securities will not be adversely  affected.  Furthermore,  in the event that the credit rating of any obligor under any applicable  credit enhancement is downgraded,  the credit rating or ratings of the related series of securities may be downgraded to a  corresponding  level, and,  neither the master  servicer nor any other person will be obligated  to obtain  replacement  credit  support in order to restore the rating or ratings of the related  series of  securities.  The master  servicer  will also be permitted to replace the credit  support with other credit  enhancement  instruments issued by obligors whose credit ratings are equivalent to the downgraded level and in lower amounts which would  satisfy the  downgraded  level,  provided that the  then-current  rating or ratings of the related  series of securities  are maintained.  Where the credit  support is in the form of a reserve fund, a permitted  reduction in the amount of credit  enhancement  will result in a release of all or a portion of the assets in the reserve fund to the depositor,  the master  servicer or the other person that is entitled thereto. Any assets so released will not be available for distributions in future periods.

                                          OTHER FINANCIAL OBLIGATIONS RELATED TO THE SECURITIES

Derivatives

         The trust fund may include  one or more  derivative  instruments,  as  described  in this  section.  All  derivative  instruments included in any trust fund will be used only in a manner that reduces or alters risk  resulting  from the  mortgage  loans or other assets in the pool,  and only in a manner  such that the return on the offered  securities  will be based  primarily  on the  performance  of the mortgage loans or other assets in the pool.  Derivative  instruments may include 1) interest rate swaps (or caps,  floors and collars) and yield  supplement  agreements as described  below,  2) currency swaps and 3) market value swaps that are referenced to the value of one or more of the mortgage loans or other assets included in the trust fund or to a class of offered securities.

         An interest  rate swap is an agreement  between two parties to exchange a stream of interest  payments on an agreed  hypothetical or "notional"  principal amount. No principal amount is exchanged between the  counterparties to an interest rate swap. In a typical swap, one party agrees to pay a fixed rate on a notional  principal  amount,  while the  counterparty  pays a floating rate based on one or more reference  interest  rates  including the London  Interbank  Offered Rate, or LIBOR, a specified  bank's prime rate or U.S.  Treasury Bill rates.  Interest rate swaps also permit  counterparties  to exchange a floating rate  obligation  based upon one reference  interest rate, such as LIBOR,  for a floating  rate  obligation  based upon another  referenced  interest  rate,  such as U.S.  Treasury  Bill rates.  An interest rate cap,  collar or floor is an agreement where the  counterparty  agrees to make payments  representing  interest on a notional principal amount when a specified  reference  interest rate is above a strike rate,  outside of a range of strike rates, or below a strike rate as  specified in the  agreement,  generally in exchange  for a fixed  amount paid to the  counterparty  at the time the  agreement is entered  into. A yield  supplement  agreement is a type of cap  agreement,  and is  substantially  similar to a cap agreement as described above.

         The trustee,  securities  administrator or supplemental interest trust trustee on behalf of the related trust fund may enter into interest rate swaps,  caps,  floors and collars,  or yield supplement  agreements,  to minimize the risk to  securityholders  from adverse changes in interest rates or to provide  supplemental credit support.  Cap agreements and yield supplement  agreements may be entered into to  supplement  the interest  rate or other rates  available to make  interest  payments on one or more classes of the  securities  of any series.

         A market value swap might be used in a structure  where the pooled assets are hybrid ARMs,  or mortgage  loans that provide for a fixed rate period and then convert by their terms to adjustable  rate loans.  Such a structure might provide that at a specified date near the end of the fixed rate period,  the investors  must tender their  securities  to the trustee who will then  transfer the  securities to other investors in a mandatory auction  procedure.  The market value swap would ensure that the original  investors would receive at least par at the time of tender, by covering any shortfall between par and the then current market value of their securities.

         In a market value swap,  five business  days prior to the  mandatory  auction date set forth in the  prospectus  supplement,  the auction  administrator  will  auction the classes of  certificates  referred to in the  prospectus  supplement  as the  mandatory  auction certificates  then  outstanding,  to third party investors.  On the mandatory  auction date, the mandatory  auction  certificates  will be transferred,  as described in the prospectus supplement,  to third party investors, and holders of the mandatory auction certificates will be entitled to receive the current principal amount of those certificates,  after application of all principal  distributions and realized losses on the mandatory  auction date, plus accrued  interest on such classes at the related  pass-through  rate from the first day of the month of the mandatory auction, up to but excluding the mandatory auction date.

         The auction  administrator  will enter into a market value swap with a swap counterparty  pursuant to which the swap counterparty will agree to pay the excess,  if any, of the current  principal amount of the mandatory  auction  certificates,  after application of all principal  distributions  and realized losses on such  distribution  date,  plus,  accrued  interest as described  above,  over the amount received in the  auction.  The  transfer in the auction  will not occur in the event that the swap  counterparty  fails to pay any amounts payable under the market value swap.

         In the event  that all or a  portion  of a class of the  mandatory  auction  certificates  is not sold in the  auction,  the swap counterparty  will make no payment with  respect to such class or portion  thereof,  and the holders  thereof will not be able to transfer those certificates on the mandatory auction date as a result of the auction.  However,  the auction  administrator will repeat the auction procedure  each month  thereafter  until a bid has been  received  for each  class or portion  thereof.  Upon  receipt of a bid,  the swap counterparty will make the payment described above if required.

         Any derivative  contracts will be documented  based upon the standard forms provided by the  International  Swaps and Derivatives
Association,  or  ISDA.  These  forms  generally  consist  of an  ISDA  master  agreement,  a  schedule  to the  master  agreement,  and a confirmation,  although in some cases the schedule and  confirmation  will be combined in a single  document and the standard  ISDA master agreement  will  be  incorporated  therein  by  reference.  Standard  ISDA  definitions  also  will be  incorporated  by  reference.  Each confirmation  will  provide for payments to be made by the  derivative  counterparty  to the trust,  and in some cases by the trust to the derivative  counterparty,  generally  based upon specified  notional  amounts and upon  differences  between  specified  interest rates or values.  For example,  the  confirmation  for an interest rate cap agreement  will contain a schedule of fixed interest  rates,  generally referred to as strike  rates,  and a schedule of notional  amounts,  for each  distribution  date during the term of the interest rate cap agreement.  The confirmation also will specify a reference rate,  generally a floating or adjustable  interest rate, and will provide that payments  will be made by the  derivative  counterparty  to the trust on each  distribution  date,  based on the notional  amount for that distribution date and the excess, if any, of the specified reference rate over the strike rate for that distribution date.

         In the event of the  withdrawal  of the credit rating of a derivative  counterparty  or the downgrade of such credit rating below levels  specified in the derivative  contract (where the derivative  contract is relevant to the ratings of the offered  securities,  such levels  generally are set by the rating  agencies  rating the offered  securities),  the derivative  counterparty  may be required to post collateral for the  performance of its obligations  under the derivative  contract,  or to take certain other measures  intended to assure performance of those obligations.  Posting of collateral will be documented using the ISDA Credit Support Annex.

         There can be no assurance the trustee,  securities  administrator  or  supplemental  interest trust trustee will be able to enter into  derivatives  at any  specific  time or at prices or on other terms that are  advantageous.  In  addition,  although the terms of the derivatives  may  provide for  termination  under  various  circumstances,  there can be no  assurance  that the  trustee  will be able to terminate a derivative when it would be economically advantageous to the trust fund to do so.

Purchase Obligations

         Some types of trust assets and some classes of securities of any series, as specified in the related prospectus  supplement,  may be subject to a purchase  obligation  that would become  applicable on one or more specified  dates, or upon the occurrence of one or more specified  events,  or on demand made by or on behalf of the  applicable  securityholders.  A purchase  obligation may be in the form of a conditional or unconditional  purchase  commitment,  liquidity facility,  maturity guaranty,  put option or demand feature.  The terms and conditions  of each  purchase  obligation,  including  the  purchase  price,  timing  and  payment  procedure,  will be  described  in the accompanying  prospectus  supplement.  A purchase  obligation  relating to trust  assets may apply to those trust assets or to the related securities.  Each purchase obligation may be a secured or unsecured obligation of the provider thereof,  which may include a bank or other financial  institution or an insurance company.  Each purchase obligation will be evidenced by an instrument  delivered to the trustee for the benefit of the  applicable  securityholders  of the related  series.  As specified in the  accompanying  prospectus  supplement,  each purchase  obligation  relating to trust assets will be payable solely to the trustee for the benefit of the securityholders of the related series.  Other purchase  obligations  may be payable to the trustee or directly to the holders of the securities to which that  obligation relate.

                                       DESCRIPTION OF PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE;
                                                            CLAIMS THEREUNDER

General

         The mortgaged  property with respect to each  mortgage loan will be required to be covered by a hazard  insurance  policy and, if required as described below, a Primary  Insurance Policy.  The following is only a brief description of these insurance  policies and does not purport to summarize or describe all of the provisions of these  policies.  The insurance is subject to  underwriting  and approval of individual mortgage loans by the respective insurers.

Primary Mortgage Insurance Policies

         In a  securitization  of single family loans,  single family loans included in the related  mortgage pool having a  Loan-to-Value
Ratio at  origination  of over 80% (or other  percentage  as  described  in the  related  prospectus  supplement)  may be  required by the depositor to be covered by a Primary Insurance  Policy.  The Primary Insurance Policy will insure against default on a mortgage loan as to at least the principal amount thereof  exceeding 75% of the Value of the related  mortgaged  property (or other percentage as described in the related  prospectus  supplement) at origination of the mortgage loan,  unless and until the principal  balance of the mortgage loan is reduced to a level that would produce a  Loan-to-Value  Ratio equal to or less than at least 80% (or other  percentage as described in the prospectus  supplement).  This type of mortgage loan will not be  considered  to be an exception to the  foregoing  standard if no Primary
Insurance Policy was obtained at origination but the mortgage loan has amortized to below the above  Loan-to-Value  Ratio percentage as of the  applicable  cut-off  date.  Mortgage  loans which are subject to negative  amortization  will only be covered by a Primary  Insurance
Policy if the coverage was so required  upon their  origination,  notwithstanding  that  subsequent  negative  amortization  may cause the mortgage loan's  Loan-to-Value  Ratio, based on the then-current  balance, to subsequently exceed the limits which would have required the coverage  upon their  origination.  Multifamily,  commercial  and  mixed-use  loans will not be  covered  by a Primary  Insurance  Policy, regardless of the related Loan-to-Value Ratio.

         While the terms and conditions of the Primary  Insurance  Policies  issued by a primary insurer will differ from those in Primary
Insurance  Policies issued by other primary  insurers,  each Primary  Insurance Policy will in general cover the Primary Insurance Covered
Loss. The primary insurer generally will be required to pay:

      o     the insured percentage of the Primary Insurance Covered Loss;

      o     the entire amount of the Primary Insurance  Covered Loss, after receipt by the primary insurer of good and merchantable  title to, and possession of, the mortgaged property; or

      o     at the option of the primary insurer,  the sum of the delinquent monthly payments plus any advances made by the insured,  both to the date of the claim  payment  and,  thereafter,  monthly  payments  in the amount  that  would have  become due under the mortgage  loan if it had not been  discharged  plus any  advances  made by the  insured  until the earlier of (1) the date the mortgage loan would have been discharged in full if the default had not occurred or (2) an approved sale.

         As  conditions  precedent to the filing or payment of a claim under a Primary  Insurance  Policy,  in the event of default by the mortgagor, the insured will typically be required, among other things, to:

      o     advance or discharge (1) hazard insurance  premiums and (2) as necessary and approved in advance by the primary insurer,  real estate taxes, protection and preservation expenses and foreclosure and related costs;

      o     in the event of any physical loss or damage to the mortgaged  property,  have the mortgaged  property restored to at least its condition at the effective date of the Primary Insurance Policy (ordinary wear and tear excepted); and

      o     tender to the primary insurer good and merchantable title to, and possession of, the mortgaged property.

         For any single  family loan for which the coverage is required  under the standard  described  above,  the master  servicer  will maintain,  or will cause each servicer to maintain,  in full force and effect and to the extent coverage is available a Primary  Insurance
Policy with regard to each single  family loan,  provided  that the Primary  Insurance  Policy was in place as of the cut-off date and the depositor had knowledge of the Primary  Insurance  Policy.  The master servicer or the Seller will not cancel or refuse to renew a Primary
Insurance  Policy in effect at the time of the initial  issuance of a series of securities  that is required to be kept in force under the applicable  pooling and servicing  agreement or indenture unless the replacement  Primary Insurance Policy for the canceled or non-renewed policy is maintained with an insurer whose  claims-paying  ability is acceptable to the Rating Agency or Agencies that rated the series of securities  for  mortgage  pass-through  certificates  or  mortgage-backed  notes  having a rating  equal to or  better  than the  highest then-current  rating of any class of the  series of  securities.  For  further  information  regarding  the extent of  coverage  under any mortgage pool insurance policy or primary Insurance Policy, see "Description of Credit  Enhancement—Mortgage  Pool insurance  Policies" in this prospectus.

Hazard Insurance Policies

         The terms of the  mortgage  loans  require  each  mortgagor  to  maintain  a hazard  insurance  policy for their  mortgage  loan.
Additionally,  the pooling and servicing  agreement or servicing  agreement will require the master servicer to cause to be maintained for each mortgage loan a hazard  insurance  policy  providing for no less than the coverage of the standard form of fire insurance policy with extended  coverage  customary in the state in which the  property is located.  The  coverage  generally  will be in an amount equal to the lesser of the  principal  balance owing on the mortgage loan and 100% of the  insurable  value of the  improvements  securing the mortgage loan;  provided,  that in any case, such amount shall be sufficient to prevent the mortgagor  and/or mortgagee from becoming a co-insurer.
The ability of the master  servicer to ensure that hazard  insurance  proceeds  are  appropriately  applied may be dependent on it, or the servicer of the mortgage  loan,  being named as an additional  insured  under any hazard  insurance  policy and under any flood  insurance policy  referred to below,  or upon the extent to which  information  in this regard is furnished to the master  servicer by mortgagors or servicers.

         As set forth above,  all amounts  collected by the master  servicer or a servicer  under any hazard policy (except for amounts to be applied to the  restoration  or repair of the mortgaged  property or released to the mortgagor in accordance  with teamster  servicer's normal  servicing  procedures) will be deposited in the related  Distribution  Account.  The pooling and servicing  agreement or servicing agreement will provide that the master servicer may satisfy its obligation to cause hazard  policies to be maintained by  maintaining,  or causing a servicer to  maintain,  a blanket  policy  insuring  against  losses on the mortgage  loans.  If the blanket  policy  contains a deductible  clause,  the master  servicer will deposit,  or will cause the  applicable  servicer to deposit,  in the related  Distribution
Account all sums which would have been deposited therein but for the clause.

         In general,  the standard form of fire and extended  coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning,  explosion,  smoke, windstorm,  hail, riot, strike and civil commotion,  subject to the conditions and exclusions  specified in each policy.  Although the policies  relating to the mortgage loans will be  underwritten  by different  insurers under  different  state laws in accordance  with  different  applicable  state forms and therefore  will not contain  identical  terms and conditions,  the basic terms  thereof are  dictated  by  respective  state laws,  and most of these  policies  typically  do not cover any physical damage  resulting from the following:  war,  revolution,  governmental  actions,  floods and other  water-related  causes,  earth movement  (including  earthquakes,  landslides and mudflows),  nuclear  reactions,  wet or dry rot, vermin,  rodents,  insects or domestic animals,  theft and, depending on the case, vandalism.  The foregoing list is merely indicative of the kinds of uninsured risks and is not intended to be  all-inclusive.  Where the  improvements  securing a mortgage loan are located in a federally  designated flood area at the time of  origination  of the mortgage loan, the pooling and servicing  agreement or servicing  agreement  requires the master  servicer to cause to be maintained for this mortgage loan,  flood  insurance (to the extent  available) in an amount equal in general to the lesser of the amount  required to  compensate  for any loss or damage on a  replacement  cost basis or the  maximum  insurance  available  under the federal flood insurance program.

         The hazard  insurance  policies  covering  the  mortgaged  properties  typically  contain a  co-insurance  clause which in effect requires the insured at all times to carry insurance of a specified  percentage  (generally 80% to 90%) of the full  replacement  value of the  improvements  on the property in order to recover the full amount of any partial  loss. If the  insured's  coverage  falls below this specified  percentage,  the clause  generally  provides  that the  insurer's  liability  in the event of partial  loss does not exceed the greater of (1) the  replacement  cost of the  improvements  damaged or destroyed less physical  depreciation  or (2) the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

         Since the amount of hazard  insurance that  mortgagors are required to maintain on the  improvements  securing the mortgage loans may decline as the  principal  balances of the related  mortgage  loans  decrease,  and since  residential  properties  have  historically appreciated in value over time,  hazard  insurance  proceeds could be insufficient to restore fully the damaged property in the event of a partial loss. See  "Description  of Credit  Enhancement—Special  Hazard  Insurance  Policies" in this  prospectus for a description of the limited  protection  afforded by any special hazard  insurance policy against losses  occasioned by hazards which are otherwise  uninsured against (including losses caused by the application of the co-insurance clause described in the preceding paragraph).

         Under the terms of the mortgage  loans,  mortgagors are generally  required to present claims to insurers under hazard  insurance policies  maintained on the mortgaged  properties.  The master  servicer,  on behalf of the trustee and  securityholders,  is obligated to present claims,  or cause the servicer of the mortgage loans to present claims,  under any special hazard insurance policy and any blanket insurance policy insuring against hazard losses on the mortgaged  properties.  However,  the ability of the master servicer or servicer to present the claims is dependent upon the extent to which  information in this regard is furnished to the master  servicer or the servicers by mortgagors.

FHA Mortgage Insurance

         The Housing Act  authorizes  various FHA mortgage  insurance  programs.  Some of the mortgage  loans may be insured  under either
Section  203(b),  Section 221,  Section 223,  Section 234 or Section 235 of the Housing Act. Under Section  203(b),  FHA insures  mortgage loans of up to 30 years' duration for the purchase of one- to four-family  dwelling units.  Mortgage loans for the purchase of multifamily residential  rental  properties  are insured by the FHA under Section 221 and Section 223.  Mortgage loans for the purchase of condominium units are insured by FHA under  Section 234.  Trust assets  insured  under these  programs  must bear interest at a rate not exceeding the maximum rate in effect at the time the loan is made, as  established  by HUD, and may not exceed  specified  percentages  of the lesser of the  appraised  value of the property and the sales price,  less  seller-paid  closing  costs for the  property,  up to certain  specified maximums.  In addition,  FHA imposes initial investment minimums and other requirements on mortgage loans insured under the Section 203(b)
and Section 234 programs.
         Under  Section 235,  assistance  payments are paid by HUD to the  mortgagee  on behalf of eligible  borrowers  for as long as the borrowers  continue to be eligible for the payments.  To be eligible,  a borrower must be part of a family,  have income within the limits prescribed by HUD at the time of initial occupancy, occupy the property and meet requirements for recertification at least annually.

         The  regulations  governing  these  programs  provide  that  insurance  benefits  are  payable  either on  foreclosure,  or other acquisition of possession,  and  conveyance of the mortgaged  premises to HUD or on assignment of the defaulted  mortgage loan to HUD. The
FHA  insurance  that may be  provided  under  these  programs  on the  conveyance  of the home to HUD is equal to 100% of the  outstanding principal  balance of the mortgage loan, plus accrued  interest,  as described  below,  and certain  additional  costs and expenses.  When entitlement to insurance  benefits  results from assignment of the mortgage loan to HUD, the insurance  payment is computed as of the date of the  assignment  and includes  the unpaid  principal  amount of the  mortgage  loan plus  mortgage  interest  accrued and unpaid to the assignment date.

         When  entitlement to insurance  benefits  results from  foreclosure  (or other  acquisition of possession)  and  conveyance,  the insurance  payment is equal to the unpaid  principal  amount of the mortgage  loan,  adjusted to reimburse  the mortgagee for certain tax, insurance  and similar  payments  made by it and to deduct  certain  amounts  received or retained by the mortgagee  after  default,  plus reimbursement not to exceed two-thirds of the mortgagee's  foreclosure  costs. Any FHA insurance relating to the mortgage loans underlying a series of securities will be described in the related prospectus supplement.

         The  mortgage  loans may also be insured  under Title I Program of the FHA.  The  applicable  provisions  of this program will be described  in the related  prospectus  supplement.  The master  servicer  will be required to take steps,  or cause the  servicers  of the mortgage loans to take steps, reasonably necessary to keep any FHA insurance in full force and effect.

VA Mortgage Guaranty

         The Servicemen's  Readjustment Act of 1944, as amended,  permits a veteran or, in some instances,  his or her spouse, to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one-to  four-family  dwelling unit to be occupied as the veteran's  home at an interest  rate not exceeding  the maximum rate in effect at the time the loan is made,  as  established  by HUD. The program has no limit on the amount of a mortgage  loan,  requires no down payment for the  purchaser  and permits the guaranty of mortgage loans with terms,  limited by the estimated economic life of the property,  up to 30 years. The maximum guaranty that may be issued by the
VA under this  program is 50% of the  original  principal  amount of the mortgage  loan up to a dollar  limit  established  by the VA. The liability on the  guaranty is reduced or increased  pro rata with any  reduction  or increase in amount of  indebtedness,  but in no event will the amount  payable  on the  guaranty  exceed  the  amount of the  original  guaranty.  Notwithstanding  the  dollar  and  percentage limitations  of the  guaranty,  a mortgagee  will  ordinarily  suffer a monetary  loss only when the  difference  between the  unsatisfied indebtedness and the proceeds of a foreclosure sale of mortgaged  premises is greater than the original guaranty as adjusted.  The VA may, at its option,  and without regard to the guaranty,  make full payment to a mortgagee of the  unsatisfied  indebtedness on a mortgage upon its assignment to the VA.

         Since there is no limit imposed by the VA on the principal  amount of a  VA-guaranteed  mortgage loan but there is a limit on the amount of the VA guaranty,  additional  coverage under a Primary  Mortgage  Insurance Policy may be required by the depositor for VA loans in excess of amounts specified by the VA. The amount of the additional  coverage will be set forth in the related  prospectus  supplement.
Any VA  guaranty  relating  to  Contracts  underlying  a series of  certificates  or notes will be  described  in the  related  prospectus supplement.

                                                               THE SPONSOR

         The sponsor will be EMC Mortgage  Corporation  ("EMC") for each series of securities  unless  otherwise  indicated in the related prospectus  supplement.  The sponsor was  incorporated  in the State of Delaware on  September  26,  1990,  as a wholly  owned  subsidiary corporation of The Bear Stearns  Companies  Inc., and is an affiliate of the depositor and the  underwriter.  The sponsor was  established as a mortgage  banking  company to facilitate  the purchase and servicing of whole loan  portfolios  containing  various levels of quality from  "investment  quality" to varying  degrees of  "non-investment  quality" up to and including  real estate owned assets  ("REO").  The sponsor commenced operation in Texas on October 9, 1990.

         Since its inception in 1990, the sponsor has purchased over $100 billion in residential whole loans and servicing  rights,  which include the  purchase of newly  originated  alternative  A, jumbo  (prime) and  sub-prime  loans.  Loans are  purchased on a bulk and flow basis. The sponsor is one of the United States' largest  purchasers of scratch and dent,  sub-performing  and  non-performing  residential mortgages and REO from various  institutions,  including banks, mortgage companies,  thrifts and the U.S. government.  Loans are generally purchased with the ultimate strategy of securitization into an array of Bear Stearns'  securitizations  based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

         Performing  loans  include  first  lien fixed rate and ARMs,  as well as closed end fixed rate  second  liens and lines of credit
("HELOCs").  Performing  loans  acquired by the sponsor are subject to varying levels of due diligence  prior to purchase.  Portfolios may be reviewed for credit, data integrity,  appraisal  valuation,  documentation,  as well as compliance with certain laws.  Performing loans purchased will have been originated pursuant to the sponsor's  underwriting  guidelines or the originator's  underwriting  guidelines that are acceptable to the sponsor.

         Subsequent  to  purchase  by the  sponsor,  performing  loans are pooled  together  by product  type and  credit  parameters  and structured into RMBS, with the assistance of Bear Stearns' Financial  Analytics and Structured  Transactions  Group, for distribution into the primary market.

         The sponsor has been securitizing residential mortgage loans since 1999.

                                                              THE DEPOSITOR

         The  depositor,  Structured  Asset  Mortgage  Investments II Inc., was formed in the state of Delaware on June 10, 2003, and is a wholly-owned  subsidiary  of The Bear Stearns  Companies  Inc. The  depositor  was  organized for the sole purpose of serving as a private secondary mortgage market conduit. The depositor does not have, nor is it expected in the future to have, any significant assets.

         The depositor has been serving as a private  secondary  mortgage  market  conduit for  residential  mortgage loans since 2003. In conjunction  with the Seller's  acquisition of the mortgage loans, the depositor will execute a mortgage loan purchase  agreement  through which the loans will be transferred to itself.  These loans are subsequently  deposited in a common law or statutory  trust,  described in this prospectus supplement, which will then issue the certificates or notes.

         After issuance and registration of the securities  contemplated in this prospectus,  in the related prospectus supplement and any supplement  hereto,  the  depositor  will  have  substantially  no duties  or  responsibilities  with  respect  to the pool  assets or the securities, other than certain administrative duties as described in the related prospectus supplement.

                                                              THE AGREEMENTS

General

         Each series of  certificates  will be issued pursuant to a pooling and servicing  agreement or other  agreement  specified in the related prospectus supplement.  In general, the parties to a pooling and servicing agreement will include the depositor,  the trustee, the master  servicer and, in some cases,  a special  servicer.  However,  a pooling and servicing  agreement that relates to a trust fund that includes mortgage securities may include a party solely responsible for the administration of the mortgage  securities,  and a pooling and servicing  agreement that relates to a trust fund that consists solely of mortgage  securities may not include a master servicer,  special servicer or other servicer as a party.  All parties to each pooling and servicing  agreement under which securities of a series are issued will be identified in the related  prospectus  supplement.  Each series of notes will be issued  pursuant to an indenture.  The parties to each  indenture  will be the  related  Issuing  Entity and the  trustee.  The Issuing  Entity  will be created  pursuant to an owner trust agreement  between the depositor and the owner trustee and the mortgage loans or mortgage  securities  securing the notes will be serviced pursuant to a servicing agreement between the depositor and the master servicer.

         Forms of the Agreements have been filed as exhibits to the  registration  statement of which this prospectus is a part.  However, the provisions of each  Agreement will vary depending upon the nature of the related  securities and the nature of the related trust fund.
The  following  summaries  describe  provisions  that may  appear  in a  pooling  and  servicing  agreement  with  respect  to a series of certificates or in either the servicing  agreement or indenture with respect to a series of notes. The prospectus  supplement for a series of securities will describe material  provisions of the related  Agreements that differ from the description  thereof set forth below. The depositor will provide a copy of each Agreement  (without  exhibits) that relates to any series of securities  without charge upon written request of a holder of an offered security of the series addressed to it at its principal  executive  offices specified in this prospectus under "The Depositor".  As to each series of securities,  the related  agreements will be filed with the Commission in a current report on
Form 8-K following the issuance of the securities.

Certain Matters Regarding the Master Servicer and the Depositor

         The pooling and servicing  agreement or servicing  agreement for each series of securities  will provide that the master servicer may not resign from its obligations and duties except upon a determination  that performance of the duties is no longer  permissible under applicable  law or except (1) in  connection  with a permitted  transfer of  servicing  or (2) upon  appointment  of a successor  servicer reasonably  acceptable to the trustee and upon receipt by the trustee of letter from each Rating  Agency  generally to the effect that the resignation and appointment  will not, in and of itself,  result in a downgrading of the securities.  No resignation will become effective until the trustee or a successor servicer has assumed the master servicer's  responsibilities,  duties,  liabilities and obligations under the pooling and servicing agreement or servicing agreement.

         Each pooling and servicing  agreement  and  servicing  agreement  will also provide that the master  servicer,  the depositor and their directors,  officers,  employees or agents will not be under any liability to the trust fund or the  securityholders  for any action taken or for  refraining  from the taking of any action in good  faith,  or for errors in  judgment,  unless  the  liability  which  would otherwise be imposed was by reason of willful  misfeasance,  bad faith or gross  negligence in the  performance  of duties or by reason of reckless disregard of obligations and duties.  Each pooling and servicing  agreement and servicing agreement will further provide that the master  servicer,  the depositor,  and any director,  officer,  employee or agent of the master  servicer or the depositor are entitled to indemnification by the trust fund and will be held harmless against any loss,  liability or expense  (including  reasonable legal fees and disbursements  of counsel)  incurred in  connection  with any legal action  relating to the pooling and  servicing  agreement or servicing agreement or the related  series of  securities,  other than any loss,  liability  or expense  related to any  specific  mortgage  loan or mortgage  loans (except a loss,  liability or expense  otherwise  reimbursable  pursuant to the pooling and servicing  agreement)  and any loss,  liability or expense incurred by reason of willful  misfeasance,  bad faith or gross negligence in the performance of its duties or by reason of reckless  disregard of obligations  and duties.  In addition,  each pooling and servicing  agreement and servicing  agreement will provide that neither the master  servicer nor the depositor will be under any obligation to appear in,  prosecute or defend any legal or  administrative  action that is not  incidental  to its  respective  duties  under the pooling and  servicing  agreement  or  servicing agreement and which in its opinion may involve it in any expense or liability.  The master servicer or the depositor may, however,  in its discretion  undertake  any action  which it may deem  necessary  or  desirable  with  respect to the pooling and  servicing  agreement  or servicing  agreement  and the rights and duties of the parties to that  agreement  and the  interests  of the  securityholders.  The legal expenses and costs of the action and any resulting  liability  will be expenses,  costs and  liabilities of the trust fund, and the master servicer or the depositor, as the case may be, will be entitled reimbursement from funds otherwise distributable to securityholders.

         Any person into which the master servicer may be merged or  consolidated,  any person  resulting from any merger or consolidation to which the master  servicer is a party or any person  succeeding  to the business of the master  servicer  will be the  successor of the master servicer under the related  pooling and servicing  agreement or servicing  agreement,  provided that (1) the person is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac and (2) the merger,  consolidation  or succession does not adversely affect the  then-current  ratings of the classes of  securities  of the related  series that have been rated.  In addition,  notwithstanding  the prohibition  on its  resignation,  the master  servicer  may assign  its rights  under a pooling  and  servicing  agreement  or  servicing agreement,  provided  clauses (1) and (2) above are satisfied and the person is reasonably  satisfactory to the depositor and the trustee.
In the case of an  assignment,  the master  servicer will be released from its  obligations  under the pooling and servicing  agreement or servicing agreement, exclusive of liabilities and obligations incurred by it prior to the time of the assignment.

Events of Default and Rights Upon Event of Default

         Pooling and Servicing Agreement

         Events of default under the pooling and servicing  agreement in respect of a series of certificates,  unless otherwise  specified in the prospectus supplement, will include:

      o     any failure by the master  servicer to make a required  deposit to the  Distribution  Account  (other than a Monthly  Advance)
            which continues  unremedied for 3 days (or other time period described in the related prospectus  supplement) after the giving of written notice of the failure to the master servicer;

      o     any  failure by the master  servicer to observe or perform in any  material  respect any other of its  material  covenants  or agreements in the pooling and servicing  agreement with respect to the series of certificates,  which covenants and agreements materially affect the rights of  certificateholders  of such series, and which failure continues unremedied for a period of 60 days days (or other time period  described in the related  prospectus  supplement)  after the date on which written  notice of such failure,  properly requiring the same to be remedied,  shall have been given to the master servicer by the trustee, or to the master  servicer and the trustee by the holders of  certificates  evidencing not less than 25% of the aggregate  undivided interests (or, if applicable, voting rights) in the related trust fund;

      o     events of insolvency,  readjustment of debt,  marshaling of assets and liabilities or similar proceedings regarding the master servicer and some actions by the master servicer  indicating its insolvency or inability to pay its obligations,  as specified in the related pooling and servicing agreement;

      o     any  failure  of  the  master  servicer  to  make  advances  as  described  in  this  prospectus  under  "Description  of  the
            Securities—Advances," by the date and time set forth in the pooling and servicing agreement;

      o     any  assignment or delegation by the master  servicer of its rights and duties under the pooling and servicing  agreement,  in contravention of the provisions permitting assignment and delegation in the pooling and servicing agreement; and

      o     any other event of default as set forth in the pooling and servicing agreement.

Additional  events of default will be  described in the related  prospectus  supplement.  A default  pursuant to the terms of any mortgage securities included in any trust fund will not constitute an event of default under the related pooling and servicing agreement.

         So long as an event of default  remains  unremedied,  either the trustee or holders of  certificates  evidencing  not less than a percentage specified in the related prospectus  supplement of the aggregate undivided interests (or, if applicable,  voting rights) in the related trust fund as specified in the related  pooling and servicing  agreement may, by written  notification to the master servicer (and to the  trustee if given by  certificateholders),  with the  consent of EMC,  terminate  all of the rights and  obligations  of the master servicer under the pooling and servicing  agreement (other than any right of the master servicer as  certificateholder  and other than the right to receive  servicing  compensation  and expenses for master servicing the mortgage loans during any period prior to the date of the termination)  covering the trust fund and in and to the mortgage loans and the proceeds thereof.  Upon such notification,  the trustee or, upon notice to the depositor  and with the  depositor's  (or an affiliate of the  depositor's)  consent,  its designee will succeed to all responsibilities,  duties and liabilities of the master servicer under the pooling and servicing  agreement  (other than any obligation to purchase mortgage loans) and will be entitled to similar  compensation  arrangements.  In the event that the trustee would be obligated to succeed the master  servicer  but is  unwilling  so to act, it may appoint (or if it is unable so to act, it shall  appoint) or petition a court of competent  jurisdiction for the appointment of, an established  mortgage loan servicing  institution with a net worth of at least an amount  specified in the related  prospectus  supplement  to act as successor to the master  servicer  under the pooling and  servicing agreement (unless  otherwise set forth in the pooling and servicing  agreement).  Pending an appointment,  the trustee is obligated to act as master servicer.  The trustee and the successor may agree upon the servicing  compensation to be paid, which in no event may be greater than the  compensation  to the initial  master  servicer  under the pooling and servicing  agreement.  Notwithstanding  the above,  upon a termination or  resignation of the master  servicer in accordance  with terms of the pooling and servicing  agreement,  EMC shall have the right to either assume the duties of the master servicer or appoint a successor  master  servicer  meeting the  requirements  set forth in the pooling and  servicing  agreement.  In  addition,  even if none of the events of default  listed  above under  "—Events of Default and
Rights Upon Event of Default — Pooling and Servicing  Agreement"  have  occurred,  EMC will have the right under the pooling and servicing agreement to terminate the master  servicer  without  cause and either  assume the duties of the master  servicer or a appoint a successor master servicer meeting the requirements set forth in the pooling and servicing agreement.

         No  certificateholder  will have any right under a pooling and servicing  agreement to institute any  proceeding  with respect to the pooling and servicing  agreement  unless (1) that holder  previously  gave the trustee written notice of a default that is continuing,
(2) the holders of certificates  evidencing not less than the percentage  specified in the related prospectus  supplement of the aggregate undivided  interests  (or, if  applicable,  voting  rights) in the related  trust fund  requested  the trustee in writing to institute the proceeding  in its own name as trustee and shall have  offered to the trustee  such  reasonable  indemnity  as it may require  against the costs,  expenses and  liabilities  that may be incurred in or because of the  proceeding  and (3) the trustee for 60 days after receipt of the request and indemnity has neglected or refused to institute any proceeding.

         The holders of certificates  representing at least 51% of the aggregate  undivided  interests (or, if applicable,  voting rights)
evidenced  by those  certificates  may waive the  default or event of default  (other  than a failure  by the master  servicer  to make an advance);  provided,  however,  that (1) a default or event of default  under the first or fourth items listed under  "—Events of Default"
above may be waived  only by all of the  holders of  certificates  affected  by the  default or event of default  and (2) no waiver  shall reduce in any manner the amount of, or delay the timing of,  payments  received on mortgage loans which are required to be distributed to, or otherwise materially adversely affect, any non-consenting certificateholder.

         Servicing Agreement

         For a series of notes, a servicing default under the related servicing agreement generally will include:

         o        any failure by the master  servicer to make a required  deposit to the  Distribution  Account or, if the master servicer is so required,  to  distribute to the holders of any class of notes or Equity  Certificates  of the series any required payment which  continues  unremedied  for 5 business days (or other period of time  described in the related  prospectus supplement)  after the giving of written  notice of the  failure to the master  servicer  by the  trustee or the Issuing
                  Entity;

         o        any failure by the master  servicer to observe or perform in any material  respect any other of its  material  covenants or  agreements in the servicing  agreement  with respect to the series of  securities,  which  covenants and  agreements materially  affect the rights of the  securityholders  of such series,  and which  failure  continues  unremedied  for a period of 60 days after the date on which written  notice of such failure,  properly  requiring the same to be remedied, shall have been given to the master servicer by the trustee or the Issuing Entity;

         o        events of insolvency,  readjustment of debt,  marshaling of assets and liabilities or similar proceedings  regarding the master servicer and some actions by the master servicer  indicating its insolvency or inability to pay its  obligations, as specified in the related servicing agreement;

         o        any  failure of the master  servicer  to make  advances  as  described  in this  prospectus  under  "Description  of the
                  Securities—Advances," and

         o        any other servicing default as set forth in the servicing agreement.

         So long as a servicing default remains  unremedied,  either the trustee or holders of notes evidencing not less than a percentage specified in the related  prospectus  supplement of the voting  rights of the related  trust fund,  as specified in the related  servicing agreement may, by written  notification  to the master  servicer and to the Issuing  Entity (and to the trustee if given by  noteholders), with the consent of EMC,  terminate all of the rights and  obligations of the master  servicer under the servicing  agreement  (other than any right of the master  servicer as  noteholder  or as holder of the Equity  Certificates  and other than the right to receive  servicing compensation and expenses for master servicing the mortgage loans during any period prior to the date of the  termination),  whereupon the trustee will succeed to all  responsibilities,  duties and  liabilities of the master servicer under the servicing  agreement  (other than any  obligation  to purchase  mortgage  loans) and will be entitled to similar  compensation  arrangements.  In the event that the trustee would be  obligated  to succeed the master  servicer  but is  unwilling  so to act, it may appoint (or if it is unable so to act, it shall appoint) or petition a court of competent  jurisdiction  for the  appointment of an approved  mortgage  servicing  institution  with a net worth of at least an amount  specified  in the  related  prospectus  supplement  to act as  successor  to the  master  servicer  under the servicing agreement (unless otherwise set forth in the servicing agreement).  Pending the appointment,  the trustee is obligated to act in the capacity.  The trustee and the successor may agree upon the servicing  compensation to be paid,  which in no event may be greater than the  compensation  to the initial  master  servicer  under the servicing  agreement.  Notwithstanding  the above,  upon a  termination  or resignation  of the master  servicer in accordance  with terms of the servicing  agreement,  EMC shall have the right to either assume the duties of the master servicer or appoint a successor master servicer meeting the  requirements  set forth in the servicing  agreement.  In addition,  even if none of the events of default  listed  above under  "—Events  of Default  and Rights  Upon Event of Default—  Servicing
Agreement" have occurred,  EMC will have the right under the related  servicing  agreement to terminate the master servicer  without cause and either assume the duties of the master servicer or a appoint a successor  master servicer  meeting the  requirements  set forth in the related servicing agreement.

         Indenture

         For a series of notes, an event of default under the indenture generally will include:

         o        a  default  for five days or more (or other  period of time  described  in the  related  prospectus  supplement)  in the payment of any principal of or interest on any note of the series;

         o        failure to perform any other  covenant of the  Depositor in the  indenture  which  continues for a period of thirty days after notice thereof is given in accordance with the procedures described in the related indenture;

         o        any  representation  or warranty made by the Depositor in the indenture or in any certificate or other writing delivered pursuant  thereto or in  connection  therewith  with  respect to or  affecting  the series  having been  incorrect  in a material  respect as of the time made,  and the breach is not cured within thirty days after notice  thereof is given in accordance with the procedures described in the related indenture;

         o        events of bankruptcy, insolvency, receivership or liquidation of the Depositor, as specified in the indenture; or

         o        any other event of default provided with respect to notes of that series.

         If an event of default with respect to the notes of any series at the time outstanding  occurs and is continuing,  the trustee or the holders of a majority of the then  aggregate  outstanding  amount of the notes of the series may declare the  principal  amount of all the notes of the series to be due and payable  immediately.  The declaration may, in some circumstances,  be rescinded and annulled by the holders of a majority in aggregate outstanding amount of the related notes.

         If following an event of default  with respect to any series of notes,  the notes of the series have been  declared to be due and payable,  the trustee may, in its discretion,  notwithstanding  the acceleration,  elect to maintain possession of the collateral securing the notes of the series and to continue to apply payments on the collateral as if there had been no  declaration  of  acceleration  if the collateral  continues  to provide  sufficient  funds for the payment of principal of and interest on the notes of the series as they would have become due if there had not been a  declaration.  In  addition,  the  trustee  may not sell or  otherwise  liquidate  the  collateral securing the notes of a series following an event of default,  unless (1) the holders of 100% of the then aggregate  outstanding amount of the notes of the series consent to the sale,  (2) the proceeds of the sale or  liquidation  are sufficient to pay in full the principal of and accrued interest,  due and unpaid,  on the outstanding notes of the series at the date of the sale or (3) the trustee  determines that the  collateral  would not be sufficient  on an ongoing  basis to make all payments on the notes as the payments  would have become due if the notes had not been  declared due and  payable,  and the trustee  obtains the consent of the holders of a  percentage  specified in the related prospectus supplement of the then aggregate outstanding amount of the notes of the series.

         In the event that the trustee  liquidates the collateral in connection with an event of default,  the indenture provides that the trustee will have a prior lien on the proceeds of the  liquidation  for unpaid fees and expenses.  As a result,  upon the occurrence of an event of default,  the amount  available for payments to the  noteholders  would be less than would  otherwise be the case.  However,  the trustee may not institute a proceeding for the  enforcement of its lien except in connection  with a proceeding for the enforcement of the lien of the indenture for the benefit of the noteholders after the occurrence of the event of default.

         In the event the  principal of the notes of a series is declared due and payable,  as described  above,  the holders of the notes issued at a discount  from par may be entitled to receive no more than an amount  equal to the unpaid  principal  amount  thereof less the amount of the discount that is unamortized.

         No noteholder or holder of an Equity  Certificate  generally  will have any right under an owner trust  agreement or indenture to institute any  proceeding  with respect to the Agreement  unless (1) that holder  previously  has given to the trustee  written  notice of default and the continuance  thereof,  (2) the holders of notes or Equity  Certificates  of any class  evidencing not less than 25% of the aggregate Percentage  Interests  constituting that class (a) have made written request upon the trustee to institute the proceeding in its own name as trustee and (b) have offered to the trustee  reasonable  security or  indemnity  against the costs,  expenses and  liabilities that may be incurred in or because of the  proceeding,  (3) the trustee has neglected or refused to institute the  proceeding  for 60 days after  receipt of the request and  indemnity  and (4) no  direction  inconsistent  with the written  request has been given to the trustee during the 60 day period by the holders of a majority of the aggregate Percentage Interests constituting that class.

Amendment

         Each  pooling  and  servicing  agreement  may be amended by the  parties  thereto,  without  the consent of any of the holders of certificates covered by the pooling and servicing agreement,

      o     to cure any ambiguity,

      o     to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein,

      o     if a REMIC  election  has been made with  respect  to the  related  trust  fund,  to  modify,  eliminate  or add to any of its provisions (A) to the extent as shall be necessary to maintain the  qualification  of the trust fund as a REMIC or to avoid or minimize the risk of  imposition  of any tax on the related  trust fund,  provided that the trustee has received an opinion of counsel to the effect that (1) the action is necessary or desirable to maintain the  qualification or to avoid or minimize the risk,  and (2) the action will not  adversely  affect in any  material  respect the  interests  of any holder of  certificates covered by the pooling and servicing agreement,  or (B) to restrict the transfer of the REMIC Residual Certificates,  provided that the depositor has determined that the then-current  ratings of the classes of the certificates  that have been rated will not be adversely  affected,  as evidenced by a letter from each applicable Rating Agency, and that the amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Certificates to a non-permitted transferee,

      o     to make any other provisions with respect to matters or questions arising under the pooling and servicing  agreement which are not materially  inconsistent with the provisions  thereof,  provided that the action will not adversely affect in any material respect the interests of any certificateholder, or

      o     to comply with any changes in the Code.

         The pooling and servicing  agreement may also be amended by the parties  thereto with the consent of the holders of  certificates evidencing at least 51% of the aggregate  Percentage  Interests of the trust fund or of the applicable class or classes, if such amendment affects  only such class or classes,  for the purpose of adding any  provisions  to or  changing in any manner or  eliminating  any of the provisions of the pooling and servicing  agreement or of modifying in any manner the rights of the holders of certificates  covered by the pooling  and  servicing  agreement,  except  that the  amendment  may not (1)  reduce in any manner the amount of, or delay the timing of, payments  received on mortgage  loans which are required to be distributed on a certificate of any class without the consent of the holder of the  certificate or (2) reduce the aforesaid  percentage of  certificates  of any class the holders of which are required to consent to the amendment  without the consent of the holders of all  certificates  of the class covered by the pooling and servicing  agreement  then outstanding.

         With  respect to each series of notes,  each related  servicing  agreement  or  indenture  may be amended by the parties  thereto without the consent of any of the holders of the notes covered by the Agreement,  to cure any ambiguity,  to correct, modify or supplement any provision  therein,  or to make any other  provisions  with respect to matters or questions  arising under the Agreement which are not inconsistent  with the provisions  thereof,  provided that the action will not adversely  affect in any material  respect the interests of any holder of notes covered by the Agreement.  Each  Agreement may also be amended by the parties  thereto with the consent of the holders of notes evidencing not less than the percentage  specified in the related  prospectus  supplement of the voting rights,  for any purpose;
provided, however, that the amendment may not:

                  (1)      reduce in any manner the amount of or delay the timing of,  payments  received on trust fund  assets  which are required to be distributed on any certificate without the consent of the holder of the certificate,

                  (2)      adversely  affect in any material  respect the interests of the holders of any class of notes in a manner other than as described  in (1),  without the consent of the holders of notes of the class  evidencing  not less than the percentage  specified in the related  prospectus  supplement of the aggregate  Percentage  Interests of the trust fund or of the applicable class or classes, if such amendment affects only such class or classes or

                  (3)      reduce the aforesaid  percentage of voting rights required for the consent to the amendment without the consent of the holders of all notes covered by the Agreement then outstanding.

The voting  rights  evidenced by any security  will be the portion of the voting  rights of all of the  securities  in the related  series allocated in the manner described in the related prospectus supplement.

         Notwithstanding  the  foregoing,  if a REMIC  election  has been made with  respect to the  related  trust  fund,  the trustee or indenture  trustee will not be entitled to consent to any amendment to a pooling and servicing  agreement or an indenture  without  having first  received an opinion of counsel to the effect that the  amendment or the exercise of any power granted to the master  servicer,  the depositor,  the trustee or indenture  trustee,  or any other  specified  person in accordance  with the  amendment  will not result in the imposition of a tax on the related trust fund or cause the trust fund to fail to qualify as a REMIC.

         The Master  Servicer and any director,  officer,  employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under the transaction documents.

Termination; Retirement of Securities

         The  obligations  created by the related  Agreements  for each series of  securities  (other than the limited  payment and notice obligations  of the trustee) will  terminate upon the payment to  securityholders  of that series of all amounts held in the  Distribution
Account or by the master  servicer  and required to be paid to them  pursuant to the  Agreements  following  the earlier of, (1) the final payment or other  liquidation  or  disposition  (or any advance with  respect  thereto) of the last  mortgage  loan,  REO property  and/or mortgage  security  subject  thereto and (2) the purchase by the master  servicer,  a servicer,  the  depositor or its designee (or (a) if specified  in the  related  prospectus  supplement  with  respect to each  series of  certificates,  by the  holder of the REMIC  Residual
Certificates  (see "Federal Income Tax Consequences"  below) or (b) if specified in the prospectus  supplement with respect to each series of notes, by the holder of the Equity  Certificates)  from the trust fund for the series of all remaining  mortgage loans,  REO properties and/or mortgage  securities.  In addition to the foregoing,  the master servicer,  a servicer,  the depositor or its designee may have the option to purchase,  in whole but not in part, the securities  specified in the related  prospectus  supplement in the manner set forth in the related prospectus  supplement.  With respect to any series of certificates which provides for such a purchase, the purchase shall not be made unless either:  (1) the aggregate  principal  balance of the  certificates  as of the date is equal to or less than the percentage specified in the related  prospectus  supplement of the aggregate  principal balance of the certificates as of the Closing Date or (2) the aggregate  principal  balance  of the  mortgage  loans as of the date is equal to or less than the  percentage  specified  in the  related prospectus  supplement of the aggregate  principal  balance of the mortgage  loans as of the cut-off date. In the event that any series of certificates which provides for such a purchase at 25% or more of the aggregate principal balance  outstanding,  the certificates will use the word  "Callable" in their title.  With respect to any series of notes which  provides for such a purchase,  the purchase  shall not be made unless the aggregate  principal balance of the notes as of the date is equal to or less than the percentage  specified in the related prospectus  supplement  of the  aggregate  principal  balance of the notes as of the  Closing  Date or a period  specified  in the related prospectus  supplement  has elapsed since the initial  distribution  date. In the event that any series of notes which provides for such a purchase at 25% or more of the aggregate  principal balance  outstanding,  the notes will use the word "Callable" in their title. Upon the purchase of the securities or at any time  thereafter,  at the option of the master servicer,  a servicer,  the depositor or its designee, the assets of the trust fund may be sold,  thereby  effecting a retirement of the securities and the termination of the trust fund, or the securities  so purchased  may be held or resold by the master  servicer,  the  depositor or its  designee.  In no event,  however,  unless otherwise  provided in the  prospectus  supplement,  will a trust  created by a pooling  and  servicing  agreement  related to a series of certificates  continue  beyond the expiration of 21 years from the death of the survivor of the persons named in the pooling and servicing agreement.  Written  notice of  termination of the pooling and servicing  agreement  will be given to each  securityholder,  and the final distribution  will be made only upon surrender and  cancellation  of the securities at an office or agency  appointed by the trustee which will be specified in the notice of termination.  If the  securityholders are permitted to terminate the trust under the applicable pooling and  servicing  agreement,  a penalty  may be imposed  upon the  securityholders  based upon the fee that would be  foregone by the master servicer because of the termination.

         The purchase of mortgage loans and property  acquired in respect of mortgage loans  evidenced by a series of securities  shall be made at the option of the master servicer,  a servicer,  the depositor,  its designee or, if applicable,  the holder of the REMIC Residual
Certificates or Equity  Certificates at the price specified in the related  prospectus  supplement.  The exercise of the right will effect early retirement of the securities of that series, but the right of the master servicer,  a servicer,  the depositor,  its designee or, if applicable,  the holder to so purchase is subject to the aggregate  principal balance of the mortgage loans and/or mortgage  securities in the trust fund for that series as of the distribution  date on which the purchase is to occur being less than the percentage  specified in the related  prospectus  supplement of the aggregate  principal  balance of the mortgage loans and/or  mortgage  securities at the cut-off date or closing  date,  as  specified  in the  prospectus  supplement,  for that  series.  The  prospectus  supplement  for each series of securities  will set forth the amounts  that the holders of the  securities  will be entitled to receive  upon the early  retirement.  The early  termination may adversely affect the yield to holders of the securities.  With respect to any series of  certificates,  an optional purchase of the  mortgage  loans in the related  trust fund may not result in the related  certificates  receiving  an amount equal to the principal  balance  thereof  plus accrued and unpaid  interest and any  undistributed  shortfall on the related  certificates.  If a REMIC election has been made, the termination of the related trust fund will be effected in a manner  consistent with applicable  federal income tax regulations and its status as a REMIC.

         Following  any  optional  termination,  there  will be no  continuing  direct or  indirect  liability  of the  trust  fund or any securityholder as sellers of the assets of the trust fund.

The Securities Administrator

         Each prospectus  supplement for a series of securities may provide for a securities  administrator which shall be responsible for performing certain  administrative and tax functions typically performed by the trustee.  The securities  administrator shall at all times be a corporation  or an association  organized and doing business under the laws of any state or the United States of America,  authorized under the laws to  exercise  corporate  trust  powers,  having a combined  capital  and  surplus of at least  $40,000,000  and  subject to supervision or examination by federal or state authority.  The entity that serves as securities  administrator may have typical banking or other  relationships with the depositor and its affiliates.  The securities  administrator may also act as master servicer for a series of securities.

Duties of Securities Administrator

         The securities  administrator  for each series of securities will make no representation as to the validity or sufficiency of the related  Agreements,  the securities or any underlying  mortgage loan,  mortgage  security or related document and will not be accountable for the use or  application  by or on  behalf of any  master  servicer  (unless  the  securities  administrator  is also  acting as master servicer),  servicer  or special  servicer  of any funds paid to the  master  servicer,  servicer  or special  servicer  in respect of the securities or the  underlying  mortgage loans or mortgage  securities,  or any funds  deposited  into or withdrawn  from the  Distribution
Account  for the  series or any other  account by or on behalf of the master  servicer,  servicer  or  special  servicer.  The  securities administrator  for each series of  securities  will be required  to perform  only those  duties  specifically  required  under the related
Agreement.  However,  upon  receipt of any of the  various  certificates,  reports or other  instruments  required to be  furnished  to it pursuant to the related  Agreement,  a securities  administrator  will be required to examine the documents and to determine  whether they conform to the requirements of the agreement.

Some Matters Regarding the Securities Administrator

         As and to the extent  described  in the  related  prospectus  supplement,  the fees and normal  disbursements  of any  securities administrator  may be the expense of the related master servicer or other  specified  person or may be required to be borne by the related trust fund.

         The securities  administrator for each series of securities  generally will be entitled to  indemnification  from amounts held in the Distribution  Account for the series, for any loss,  liability or expense incurred by the securities  administrator in connection with the securities  administrator's  administration  of the trust under the related  pooling and servicing  agreement or indenture  unless the loss,  liability,  cost or expense was incurred by reason of willful  misfeasance,  bad faith or negligence on the part of the  securities administrator in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations or duties.

Resignation and Removal of the Securities Administrator

         The  securities  administrator  for each  series of  securities  may resign at any time,  in which  event the  depositor  will be obligated to appoint a successor securities  administrator.  The depositor may also remove the securities  administrator if the securities administrator  ceases to be eligible to continue as such under the pooling and  servicing  agreement  or  indenture  or if the  securities administrator  becomes  incapable  of acting,  bankrupt,  insolvent  or if a receiver or public  officer  takes  charge of the  securities administrator  or its property.  Upon such  resignation  or removal of the  securities  administrator,  the depositor  will be entitled to appoint a successor securities  administrator.  The securities  administrator may also be removed at any time by the holders of securities evidencing  ownership of not less than the percentage  specified in the related prospectus  supplement of the trust. In the event that the securityholders  remove the securities  administrator,  the compensation of any successor  securities  administrator  shall be paid by the securityholders  to the  extent  that such  compensation  exceeds  the  amount  agreed to by the  depositor  and the  original  securities administrator.  Any resignation or removal of the securities  administrator and appointment of a successor  securities  administrator will not become effective until acceptance of the appointment by the successor securities administrator.

The Trustee

         The trustee under each pooling and servicing  agreement and indenture  will be named in the related  prospectus  supplement.  The trustee shall at all times be a corporation  or an  association  organized  and doing  business  under the laws of any state or the United
States of America,  authorized  under the laws to  exercise  corporate  trust  powers,  having a combined  capital and surplus of at least
$40,000,000  and subject to supervision or examination by federal or state  authority.  The entity that serves as trustee may have typical banking relationships with the depositor and its affiliates.

Duties of the Trustee

         The  trustee  for each  series of  securities  will make no  representation  as to the  validity  or  sufficiency  of the related
Agreements,  the securities or any underlying  mortgage loan,  mortgage  security or related  document and will not be accountable for the use or  application  by or on behalf of any master  servicer,  servicer  or  special  servicer  of any funds paid to the master  servicer, servicer  or special  servicer  in respect of the  securities  or the  underlying  mortgage  loans or  mortgage  securities,  or any funds deposited  into or withdrawn  from the  Distribution  Account for the series or any other account by or on behalf of the master  servicer, servicer or special  servicer.  If no event of default has occurred and is continuing,  the trustee for each series of securities  will be required to perform only those duties  specifically  required  under the related  pooling and servicing  agreement or indenture.  However, upon  receipt of any of the various  certificates,  reports or other  instruments  required to be  furnished to it pursuant to the related
Agreement,  a trustee  will be required to examine  the  documents  and to  determine  whether  they  conform to the  requirements  of the agreement.

         If an Event of Default shall occur,  the trustee shall,  by notice in writing to the master  servicer,  which may be delivered by telecopy,  immediately  terminate all of the rights and obligations  (but not the liabilities) of the master servicer  thereafter  arising under the Agreements,  but without  prejudice to any rights it may have as a security holder or to  reimbursement  of Monthly Advances and other  advances of its own funds.  Upon the receipt by the master  servicer of the written  notice,  all authority and power of the master servicer  under the  Agreements,  whether with respect to the  securities,  the Mortgage  Loans,  REO Property or under any other  related agreements (but only to the extent that such other  agreements  relate to the Mortgage Loans or related REO Property) shall  automatically and without  further  action pass to and be vested in the trustee.  The trustee shall act to carry out the duties of the master  servicer, including  the  obligation  to make any Monthly  Advance the  nonpayment  of which was an Event of Default.  Any such action  taken by the trustee must be prior to the distribution on the relevant Distribution Date.

         Upon the receipt by the master servicer of a notice of termination,  the trustee shall automatically  become the successor in all respects to the master  servicer in its capacity  under the Agreements  and the  transactions  set forth or provided for therein and shall thereafter be subject to all the  responsibilities,  duties,  liabilities  and limitations on liabilities  relating  thereto placed on the master servicer by the terms and provisions thereof;  provided,  however,  that the sponsor shall have the right to either (a) immediately assume the duties of the master servicer or (b) select a successor  master servicer;  provided  further,  however,  that the trustee shall have no obligation  whatsoever with respect to any liability (other than advances deemed  recoverable and not previously made) incurred by the master  servicer at or prior to the time of termination.  As  compensation,  the trustee shall be entitled to  compensation  which the master servicer would have been entitled to retain if the master  servicer had continued to act  thereunder,  except for those amounts due the master  servicer as  reimbursement  permitted  under the  Agreements for advances  previously  made or expenses  previously  incurred.
Notwithstanding  the above,  the trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act,  appoint or petition a court of competent  jurisdiction to appoint,  any established  housing and home finance  institution  which is a Fannie Mae- or
Freddie  Mac-approved  servicer,  and with  respect to a successor  to the master  servicer  only,  having a net worth of not less than an amount specified in the related prospectus  supplement,  as the successor to the master servicer hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the master servicer hereunder;  provided,  that the trustee shall obtain a letter from each rating  agency that the  ratings,  if any, on each of the  securities  will not be lowered as a result of the  selection  of the successor to the master servicer.  Pending  appointment of a successor to the master  servicer,  the trustee shall act in such capacity as hereinabove provided.  In connection with such appointment and assumption,  the trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree;  provided,  however, that the provisions of the
Agreements  shall apply,  the  compensation  shall not be in excess of that which the master  servicer  would have been entitled to if the master  servicer had continued to act hereunder,  and that such successor shall undertake and assume the obligations of the Trustee to pay compensation  to any third Person acting as an agent or independent  contractor in the  performance of master  servicing  responsibilities hereunder.  The trustee and such successor shall take such action,  consistent  with the  Agreements,  as shall be necessary to effectuate any such succession.

         If the trustee shall succeed to any duties of the master servicer  respecting the Mortgage Loans as provided herein,  it shall do so in a separate capacity and not in its capacity as trustee and,  accordingly,  the provisions of the Agreements concerning the trustee's duties shall be  inapplicable  to the trustee in its duties as the successor to the master servicer in the servicing of the Mortgage Loans
(although such provisions  shall continue to apply to the trustee in its capacity as trustee);  the provisions of the Agreements  relating to the master servicer, however, shall apply to it in its capacity as successor master servicer.

         Upon any termination or appointment of a successor to the master  servicer,  the trustee shall give prompt written notice thereof to security holders of record pursuant to the Agreements and to the rating agencies.

         The trustee  shall  transmit by mail to all  securityholders,  within the number of days  specified by the  Agreements  after the occurrence of any Event of Default  actually known to a responsible  officer of the trustee,  unless such Event of Default shall have been cured,  notice of each such  Event of  Default.  In the event  that the  security  holders  waive  the Event of  Default  pursuant  to the
Agreements, the trustee shall give notice of any such waiver to the rating agencies.

         Upon written request of three or more  securityholders of record, for purposes of communicating with other  securityholders  with respect to their rights under the  Agreements,  the trustee will afford such  securityholders  access  during  business  hours to the most recent list of securityholders held by the trustee.

Some Matters Regarding the Trustee

         As and to the extent  described in the related  prospectus  supplement,  the fees and normal  disbursements of any trustee may be the expense of the related master servicer or other specified person or may be required to be borne by the related trust fund.

         The trustee for each series of securities  generally will be entitled to  indemnification  from amounts held in the  Distribution
Account for the series,  for any loss,  liability  or expense  incurred by the trustee in  connection  with the  trustee's  acceptance  or administration of its trusts under the related pooling and servicing  agreement or indenture unless the loss,  liability,  cost or expense was incurred by reason of willful  misfeasance,  bad faith or negligence on the part of the trustee in the  performance of its obligations and duties, or by reason of its reckless disregard of its obligations or duties.

Resignation and Removal of the Trustee

         The  trustee  may resign at any time,  in which  event the  depositor  will be  obligated  to appoint a  successor  trustee.  The depositor may also remove the trustee if the trustee  ceases to be eligible to continue  under the pooling and  servicing  agreement or if the trustee becomes insolvent.  Upon becoming aware of the circumstances,  the depositor will be obligated to appoint a successor trustee.
The  trustee  may also be removed at any time by the  holders of  securities  evidencing  not less than the  percentage  specified  in the related  prospectus  supplement of the aggregate  undivided  interests (or, if  applicable,  voting rights) in the related trust fund. Any resignation  or removal of the  trustee  and  appointment  of a  successor  trustee  will not become  effective  until  acceptance  of the appointment by the successor trustee.  If the trustee resigns or is removed by the depositor,  the expenses  associated with the change of trustees will be paid by the former trustee and reimbursed  from the  Distribution  Account by the paying agent. If the trustee is removed by holders of securities,  such holders shall be responsible for paying any compensation  payable to a successor trustee, in excess of the amount paid to the predecessor trustee.

                                                           YIELD CONSIDERATIONS

         The yield to  maturity  of an  offered  security  will  depend on the price paid by the holder  for the  security,  the  security interest  rate on a security  entitled to payments of interest  (which  security  interest  rate may vary if so  specified  in the related prospectus supplement) and the rate and timing of principal payments (including  prepayments,  defaults,  liquidations and repurchases) on the mortgage loans and the allocation  thereof to reduce the principal  balance of the security (or notional amount thereof if applicable)
and other factors.

         A class of securities may be entitled to payments of interest at a fixed security  interest  rate, a variable  security  interest rate or adjustable  security  interest rate, or any combination of security  interest rates,  each as specified in the related  prospectus supplement.  A variable  security  interest rate may be calculated  based on the weighted average of the Net Mortgage Rates of the related mortgage  loans,  or the weighted  average of the interest rates (which may be net of trustee fees) paid on the mortgage  securities,  for the month  preceding  the  distribution  date if so specified in the related  prospectus  supplement.  As will be described in the related prospectus supplement,  the aggregate payments of interest on a class of securities,  and their yield to maturity, will be affected by the rate of payment of principal on the securities (or the rate of reduction in the notional  balance of securities  entitled only to payments of interest),  in the case of securities  evidencing interests in ARM Loans, by changes in the Net Mortgage Rates on the ARM Loans, and in the case of securities  evidencing  interests in mortgage  securities  with floating or variable  rates,  by changes in such rates and the indices on which they are based.  See "Maturity and Prepayment  Considerations"  below.  The yield on the securities will also be affected by  liquidations  of  mortgage  loans  following  mortgagor  defaults  and by  purchases  of  mortgage  loans in the event of  breaches of representations  and warranties made in respect of the mortgage loans by the depositor,  the master servicer and others, or conversions of
ARM Loans to a fixed interest rate. See "The Mortgage  Pools—Representations  by Sellers" and  "Descriptions of the  Securities—Assignment
of Trust Fund Assets" above.  Holders of Strip  Securities or a class of securities  having a security  interest rate that varies based on the weighted average  mortgage rate of the underlying  mortgage loans may be affected by  disproportionate  prepayments and repurchases of mortgage loans having higher Net Mortgage Rates or rates applicable to the Strip Securities, as applicable.

         With  respect to any series of  securities,  a period of time will  elapse  between  the date upon which  payments on the related mortgage  loans are due and the  distribution  date on which  the  payments  are  passed  through  to  securityholders.  That  delay  will effectively  reduce the yield that would otherwise be produced if payments on the mortgage loans were  distributed to  securityholders  on or near the date they were due.

         In general,  if a class of  securities  is  purchased  at initial  issuance at a premium and payments of principal on the related mortgage loans occur at a rate faster than  anticipated at the time of purchase,  the  purchaser's  actual yield to maturity will be lower than that  assumed at the time of  purchase.  Similarly,  if a class of  securities  is  purchased  at initial  issuance at a discount and payments of principal on the related  mortgage  loans occur at a rate slower than that  assumed at the time of purchase,  the  purchaser's actual yield to maturity will be lower than that originally anticipated.  The effect of principal prepayments,  liquidations and purchases on yield will be  particularly  significant in the case of a series of securities  having a class entitled to payments of interest only or to payments of interest that are disproportionately  high relative to the principal payments to which the class is entitled.  Such a class will likely be sold at a substantial  premium to its principal  balance and any faster than anticipated rate of prepayments will adversely affect the yield to its  holders.  Extremely  rapid  prepayments  may  result in the  failure of such  holders  to recoup  their  original investment.  In addition, the yield to maturity on other types of classes of securities,  including Accrual Securities and securities with a security  interest rate which  fluctuates  inversely with or at a multiple of an index,  may be relatively more sensitive to the rate of prepayment on the related mortgage loans than other classes of securities.

         The timing of changes in the rate of principal  payments on or  repurchases  of the mortgage  loans may  significantly  affect an investor's  actual  yield to  maturity,  even if the average  rate of  principal  payments  experienced  over time is  consistent  with an investor's  expectation.  In general,  the earlier a prepayment of principal on the underlying mortgage loans or a repurchase thereof, the greater will be the effect on an investor's yield to maturity.  As a result,  the effect on an investor's yield of principal  payments and repurchases  occurring at a rate higher (or lower) than the rate anticipated by the investor during the period  immediately  following the issuance of a series of  securities  would not be fully  offset by a  subsequent  like  reduction  (or  increase) in the rate of principal payments.

         When a principal  prepayment in full is made on a mortgage loan, the borrower is generally  charged  interest only for the period from the due date of the preceding  scheduled payment up to the date of the prepayment,  instead of for the full accrual period,  that is, the period  from the due date of the  preceding  scheduled  payment up to the due date for the next  scheduled  payment.  In  addition,  a partial principal prepayment may likewise be applied as of a date prior to the next scheduled due date (and,  accordingly,  be accompanied by accrued interest for less than the full accrual  period).  However,  interest accrued and  distributable on any series of securities on any distribution  date will generally  correspond to interest accrued on the principal balance of mortgage loans for their respective full accrual  periods.  Consequently,  if a prepayment on any mortgage loan is distributable to  securityholders  on a particular  distribution date, but the prepayment is not  accompanied by accrued  interest for the full accrual period,  the interest  charged to the borrower (net of servicing and  administrative  fees and any retained interest of the depositor) may be less than the  corresponding  amount of interest accrued and otherwise  payable on the related mortgage loan, and a Prepayment  Interest  Shortfall will result.  If and to the extent that the  shortfall is allocated to a class of offered  securities,  its yield will be adversely  affected.  The  prospectus  supplement  for a series of  securities  will  describe the manner in which the  shortfalls  will be allocated  among the classes of the  securities.  If so specified in the related prospectus  supplement,  the master servicer, or the servicer servicing the mortgage loan which was prepaid, will be required to apply some or all of its servicing  compensation for the corresponding  period to offset the amount of the shortfalls.  The related  prospectus  supplement  will also  describe any other amounts  available to off set the  shortfalls.  See  "Servicing of Mortgage
Loans—Servicing and Other Compensation and Payment of Expenses; Retained Interest" in this prospectus.

         The trust fund with respect to any series may include ARM Loans.  As is the case with  conventional,  fixed-rate  mortgage  loans originated  in a high interest  rate  environment  which may be subject to a greater rate of principal  prepayments  when  interest  rates decrease,  ARM Loans may be subject to a greater  rate of  principal  prepayments  (or  purchases  by the  related  servicer or the master servicer) due to their refinancing in a low interest rate environment.  For example, if prevailing interest rates fall significantly,  ARM
Loans  could be subject to higher  prepayment  rates than if  prevailing  interest  rates  remain  constant  because the  availability  of fixed-rate  or other  adjustable-rate  mortgage  loans  at  competitive  interest  rates  may  encourage  mortgagors  to  refinance  their adjustable-rate  mortgages to "lock in" a lower fixed  interest rate or to take  advantage of the  availability  of other  adjustable-rate mortgage loans. A rising interest rate environment may also result in an increase in the rate of defaults on the mortgage loans.

         The trust fund with respect to any series may include  convertible  ARM Loans.  Convertible ARM Loans may be subject to a greater rate of principal  prepayments  (or purchases by the related  servicer or the master  servicer) due to their  conversion to fixed interest rate loans in a low interest rate  environment.  The  conversion  feature may also be exercised in a rising  interest rate  environment as mortgagors  attempt to limit their risk of higher rates. A rising interest rate  environment may also result in an increase in the rate of defaults on these mortgage loans. If the related servicer or the master servicer purchases  convertible ARM Loans, a mortgagor's  exercise of the conversion  option will result in a distribution  of the principal  portion  thereof to the  securityholders,  as described in this prospectus.  Alternatively,  to the extent a servicer or the master  servicer fails to purchase  converting  ARM Loans,  the mortgage pool will include fixed-rate mortgage loans.

         The rate of defaults on the mortgage  loans will also affect the rate and timing of principal  payments on the mortgage loans and thus the yield on the  securities.  In general,  defaults on single  family loans are  expected to occur with  greater  frequency in their early years.  The rate of default on single family loans which are refinanced or limited  documentation  mortgage  loans,  and on mortgage loans,  with high  Loan-to-Value  Ratios,  may be higher  than for other  types of  mortgage  loans.  Furthermore,  the rate and timing of prepayments,  defaults and  liquidations  on the mortgage  loans will be affected by the general  economic  condition of the region of the country in which the related  mortgaged  properties are located.  The risk of  delinquencies  and loss is greater and prepayments are less likely in regions where a weak or deteriorating  economy exists, as may be evidenced by, among other factors,  increasing  unemployment or falling property values.

         With respect to some  mortgage  loans in a mortgage  pool,  the  mortgage  rate at  origination  may be below the rate that would result if the index and margin relating thereto were applied at origination.  Under the applicable underwriting  standards,  the mortgagor under each mortgage loan  generally  will be qualified,  or the mortgage  loan  otherwise  approved,  on the basis of the mortgage rate in effect at  origination.  The  repayment  of the mortgage  loan may thus be dependent on the ability of the  mortgagor to make larger level monthly  payments  following the adjustment of the mortgage rate. In addition,  the periodic  increase in the amount paid by the mortgagor of a buydown  mortgage  loan  during  or at the end of the  applicable  Buydown  Period  may  create a greater  financial  burden  for the mortgagor,  who might not have otherwise qualified for a mortgage under applicable underwriting  guidelines,  and may accordingly increase the risk of default with respect to the related mortgage loan.

         The mortgage  rates on ARM Loans subject to negative  amortization  generally  adjust  monthly and their  amortization  schedules adjust less frequently.  During a period of rising interest rates as well as immediately  after  origination  (initial  mortgage rates are generally lower than the sum of the Indices  applicable at origination and the related Note Margins),  the amount of interest  accruing on the principal balance of the mortgage loans may exceed the amount of their minimum  scheduled  monthly payment.  As a result, a portion of the accrued interest on negatively  amortizing  mortgage loans may become Deferred  Interest which will be added to the principal  balance thereof and will bear interest at the  applicable  mortgage rate.  The addition of the Deferred  Interest to the principal  balance of any related  class or classes of  securities  will  lengthen the  weighted  average  life  thereof and may  adversely  affect yield to holders thereof,  depending  upon the price at which the securities  were  purchased.  In addition,  with respect to ARM Loans subject to negative amortization,  during a period of declining  interest  rates,  it might be expected  that each minimum  scheduled  monthly  payment on the mortgage loan would exceed the amount of scheduled  principal and accrued interest on the principal balance thereof,  and since the excess will be applied  to reduce the  principal  balance of the  related  class or classes  of  securities,  the  weighted  average  life of the securities will be reduced and may adversely  affect the yield to holders  thereof,  depending upon the price at which the securities were purchased.

                                                  MATURITY AND PREPAYMENT CONSIDERATIONS

         As indicated  above under "The Mortgage  Pools," the original  terms to maturity of the mortgage  loans in a given  mortgage pool will vary depending  upon the type of mortgage  loans included in the mortgage pool. The prospectus  supplement for a series of securities will contain  information  with respect to the types and  maturities of the mortgage  loans in the related  mortgage  pool. The prepayment experience with respect to the mortgage loans in a mortgage pool will affect the life and yield of the related series of securities.

         With respect to balloon loans, payment of the balloon payment (which,  based on the amortization  schedule of the mortgage loans, is expected to be a substantial  amount) will generally depend on the mortgagor's  ability to obtain  refinancing of the mortgage loans or to sell the mortgaged  property  prior to the maturity of the balloon loan. The ability to obtain  refinancing  will depend on a number of factors  prevailing at the time  refinancing or sale is required,  including  real estate values,  the  mortgagor's  financial  situation, prevailing  mortgage loan interest rates,  the  mortgagor's  equity in the related  mortgaged  property,  tax laws and prevailing  general economic conditions.  None of the depositor,  the master servicer, a servicer or any of their affiliates will be obligated to refinance or repurchase any mortgage loan or to sell the mortgaged property.

         The extent of  prepayments  of principal of the mortgage  loans may be affected by a number of factors,  including  solicitations and the availability of mortgage credit,  the relative  economic  vitality of the area in which the mortgaged  properties are located and, in the case of multifamily,  commercial and mixed-use  loans, the quality of management of the mortgage  properties,  the servicing of the mortgage loans,  possible changes in tax laws and other opportunities for investment.  In addition,  the rate of principal payments on the mortgage  loans may be affected by the existence of lock-out  periods and  requirements  that  principal  prepayments  be  accompanied  by prepayment  premiums,  as well as  due-on-sale  and  due-on-encumbrance  provisions,  and by the  extent  to which the  provisions  may be practicably  enforced.  See "Servicing of Mortgage  Loans—Collection  and Other  Servicing  Procedures" and "Legal Aspects of the Mortgage
Loans—Enforceability  of Certain  Provisions" in this  prospectus  for a description of provisions of the pooling and servicing  agreement and legal aspects of mortgage loans that may affect the prepayment experience on the mortgage loans.

         The rate of prepayment on a pool of mortgage loans is also affected by prevailing  market  interest rates for mortgage loans of a comparable  type,  term and risk level.  When the  prevailing  market  interest  rate is below a mortgage  coupon,  a borrower may have an increased  incentive to refinance its mortgage loan. In addition,  as prevailing  market  interest rates decline,  even borrowers with ARM
Loans that have  experienced a  corresponding  interest  rate decline may have an increased  incentive to refinance for purposes of either
(1)  converting to a fixed rate loan and thereby  "locking in" the rate or (2) taking  advantage of the initial  "teaser rate" (a mortgage interest  rate below what it would  otherwise  be if the  applicable  index and gross  margin  were  applied) on another  adjustable  rate mortgage loan.  Moreover,  although the mortgage rates on ARM Loans will be subject to periodic  adjustments,  the  adjustments  generally will not increase or decrease the mortgage rates by more than a fixed  percentage  amount on each  adjustment  date, will not increase the mortgage rates over a fixed  percentage  amount during the life of any ARM Loan and will be based on an index (which may not rise and fall consistently  with mortgage  interest  rates) plus the related Note Margin (which may be different from margins being used at the time for newly  originated  adjustable  rate  mortgage  loans).  As a  result,  the  mortgage  rates on the ARM Loans at any time may not equal the prevailing rates for similar,  newly originated  adjustable rate mortgage loans. In high interest rate environments,  the prevailing rates on fixed-rate  mortgage loans may be sufficiently  high in relation to the then-current  mortgage rates on newly originated ARM Loans that the rate of prepayment may increase as a result of  refinancings.  There can be no assurance as to the rate of prepayments on the mortgage loans during any period or over the life of any series of securities.

         If the applicable pooling and servicing  agreement for a series of securities  provides for a pre-funding  account or other means
of  funding  the  transfer  of  additional   mortgage  loans  to  the  related  trust  fund,  as  described  under   "Description  of  the
Securities—Pre-Funding  Account" in this  prospectus,  and the trust fund is unable to acquire the  additional  mortgage  loans within any applicable  time limit,  the amounts set aside for the purpose may be applied as principal  payments on one or more classes of  securities of the series.  See "Yield  Considerations"  in this  prospectus  for a description  of certain  provisions of the mortgage loans that may affect the prepayment experience on the mortgage loans.

         There can be no  assurance  as to the rate of  prepayment  of the  mortgage  loans.  The  depositor  is not aware of any publicly available  statistics relating to the principal  prepayment  experience of diverse portfolios of mortgage loans such as the mortgage loans over an extended  period of time. All statistics  known to the depositor that have been compiled with respect to prepayment  experience on mortgage loans indicate that while some mortgage loans may remain  outstanding until their stated  maturities,  a substantial  number will be paid prior to their  respective  stated  maturities.  No  representation  is made as to the  particular  factors  that will  affect the prepayment of the mortgage loans or as to the relative importance of these factors.

         As described in this  prospectus and in the  prospectus  supplement,  the master  servicer,  the  depositor,  an affiliate of the depositor or a person specified in the related prospectus supplement (other than holder of any class of offered  certificates,  other than the REMIC  Residual  Certificates,  if offered) may have the option to purchase the assets in a trust fund and effect early  retirement of the related series of securities. See "The Agreements—Termination; Retirement of Securities" in this prospectus.

                                                     LEGAL ASPECTS OF MORTGAGE LOANS

         The following  discussion  summarizes legal aspects of mortgage loans that is general in nature.  The summaries do not purport to be complete.  They do not reflect the laws of any  particular  state nor the laws of all states in which the mortgaged  properties  may be situated.  This is because  these  legal  aspects  are  governed in part by the law of the state that  applies to a  particular  mortgaged property  and the laws of the states may vary  substantially.  You should refer to the  applicable  federal and state laws  governing  the mortgage loans.

Mortgages

         Each single  family,  multifamily,  commercial  and  mixed-use  loan and, if  applicable,  the Contracts (in each case other than cooperative  mortgage  loans),will  be  evidenced  by a note or bond and  secured by an  instrument  granting a security  interest in real property,  which may be a mortgage,  deed of trust or a deed to secure debt,  depending upon the prevailing  practice and law in the state in which the related mortgaged property is located,  and may have first, second or third priority.  Mortgages and deeds to secure debt are referred  to as  "mortgages."  Contracts  evidence  both the  obligation  of the obligor to repay the loan  evidenced  thereby and grant a security interest in the related  Manufactured  Homes to secure repayment of the loan.  However,  as Manufactured Homes have become larger and often have been  attached to their sites  without any  apparent  intention by the  borrowers to move them,  courts in many states have held that  Manufactured  Homes may become  subject to real estate title and recording  laws. See  "—Contracts"  below.  In some states,  a mortgage or deed of trust creates a lien upon the real property  encumbered  by the mortgage or deed of trust.  However,  in other states, the mortgage or deed of trust  conveys legal title to the property  respectively,  to the mortgagee or to a trustee for the benefit of the mortgagee subject to a condition subsequent (i.e., the payment of the indebtedness  secured thereby).  The lien created by the mortgage or deed of trust is not prior to the lien for real estate taxes and assessments and other charges imposed under  governmental  police powers.
Priority between mortgages depends on their terms or on the terms of separate  subordination or inter-creditor  agreements,  the knowledge of the parties in some cases and generally on the order of  recordation of the mortgage in the  appropriate  recording  office.  There are two parties to a mortgage,  the mortgagor,  who is the borrower and homeowner,  and the mortgagee,  who is the lender.  Under the mortgage instrument,  the  mortgagor  delivers to the  mortgagee  a note or bond and the  mortgage.  In the case of a land  trust,  there are three parties  because  title to the property is held by a land trustee under a land trust  agreement of which the borrower is the  beneficiary;
at origination of a mortgage loan,  the borrower  executes a separate  undertaking to make payments on the mortgage note.  Although a deed of trust is similar to a mortgage,  a deed of trust has three parties: the trustor who is the  borrower-homeowner;  the beneficiary who is the lender; and a third-party grantee called the trustee.  Under a deed of trust, the borrower grants the property,  irrevocably until the debt is paid,  in trust,  generally  with a power of sale, to the trustee to secure  payment of the  obligation.  The trustee's  authority under a deed of trust,  the grantee's  authority under a deed to secure debt and the  mortgagee's  authority under a mortgage are governed by the law of the state in which the real property is located,  the express  provisions of the deed of trustor  mortgage,  and, in deed of trust transactions, the directions of the beneficiary.

Cooperative Mortgage Loans

         If specified in the  prospectus  supplement  relating to a series of  certificates,  the mortgage loans and Contracts may include cooperative  mortgage loans.  Each mortgage note evidencing a cooperative  mortgage loan will be secured by a security  interest in shares issued by the related  Cooperative,  and in the related  proprietary lease or occupancy  agreement  granting  exclusive rights to occupy a specific dwelling unit in the Cooperative's  building.  The security agreement will create a lien upon the shares of the Cooperative,  the priority of which will depend on, among other things,  the terms of the particular  security agreement as well as the order of recordation and/or filing of the agreement (or financing statements related thereto) in the appropriate recording office.

         Cooperative  buildings  relating to the  cooperative  mortgage loans are located  primarily in the State of New York.  Generally, each  Cooperative  owns in fee or has a long-term  leasehold  interest in all the real property and owns in fee or leases the building and all separate dwelling units therein.  The Cooperative is directly  responsible for property management and, in most cases, payment of real estate taxes,  other governmental  impositions and hazard and liability  insurance.  If there is an underlying  mortgage (or mortgages) on the  Cooperative's  building or underlying  land,  as is generally  the case,  or an underlying  lease of the land, as is the case in some instances,  the  Cooperative,  as mortgagor  or lessor,  as the case may be, is also  responsible  for  fulfilling  the mortgage or rental obligations.  An  underlying  mortgage loan is ordinarily  obtained by the  Cooperative  in  connection  with either the  construction  or purchase of the  Cooperative's  building or the obtaining of capital by the  Cooperative.  The interest of the occupant under  proprietary leases or occupancy  agreements as to which that Cooperative is the landlord is generally  subordinate to the interest of the holder of an underlying  mortgage and to the interest of the holder of a land lease. If the  Cooperative is unable to meet the payment  obligations (1)
arising under an underlying  mortgage,  the mortgagee  holding an underlying  mortgage could  foreclose on that mortgage and terminate all subordinate  proprietary leases and occupancy  agreements or (2) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate  proprietary leases and occupancy  agreements.  In addition,  an underlying mortgage on a Cooperative  may provide  financing in the form of a mortgage that does not fully amortize,  with a significant  portion of principal being due in one final  payment at maturity.  The inability of the  Cooperative  to refinance a mortgage and its  consequent  inability to make the final payment could lead to  foreclosure by the mortgagee.  Similarly,  a land lease has an expiration  date and the inability of the Cooperative to extend its term or, in the alternative,  to purchase the land, could lead to termination of the Cooperative's  interest in the property and termination of all  proprietary  leases and occupancy  agreements.  In either event, a foreclosure by the holder of an underlying  mortgage or the  termination of the underlying  lease could  eliminate or  significantly  diminish the value of any collateral held by the mortgagee who financed the purchase by an individual  tenant-stockholder  of shares of the  Cooperative or, in the case of the mortgage loans, the collateral securing the cooperative mortgage loans.

         Each Cooperative is owned by shareholders (referred to as  tenant-stockholders)  who, through ownership of stock or shares in the
Cooperative,  receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific dwellings.  Generally, a tenant-stockholder  of a Cooperative  must make a monthly payment to the  Cooperative  pursuant to the  proprietary  lease,  which payment represents the  tenant-stockholder's  proportional share of the Cooperative's  payments for its underlying mortgage,  real property taxes, maintenance  expenses and other capital or ordinary  expenses.  An ownership  interest in a Cooperative and accompanying  occupancy rights may be financed through a cooperative  mortgage loan evidenced by a mortgage note and secured by an assignment of and a security  interest in the occupancy  agreement or proprietary lease and a security interest in the related shares of the related  Cooperative.  The mortgagee generally takes  possession of the share  certificate and a counterpart of the  proprietary  lease or occupancy  agreement and a financing statement  covering the proprietary  lease or occupancy  agreement and the Cooperative  shares is filed in the appropriate state and local offices to perfect  the  mortgagee's  interest  in its  collateral.  Subject  to the  limitations  discussed  below,  upon  default of the tenant-stockholder,  the lender may sue for  judgment on the  mortgage  note,  dispose of the  collateral  at a public or private  sale or otherwise  proceed  against the  collateral or  tenant-stockholder  as an individual  as provided in the security  agreement  covering the assignment  of the  proprietary  lease or  occupancy  agreement  and the pledge of  Cooperative  shares.  See  "—Foreclosure  on Shares of
Cooperatives" below.

Tax Aspects of Cooperative Ownership

         In  general,  a  "tenant-stockholder"  (as  defined  in Section  216(b)(2)  of the Code) of a  corporation  that  qualifies  as a
"cooperative  housing  corporation" within the meaning of Section 216(b)(1) of the Code is allowed a deduction for amounts paid or accrued within his taxable year to the corporation  representing his  proportionate  share of interest expenses and real estate taxes allowable as a deduction  under Section  216(a) of the Code to the  corporation  under  Sections 163 and 164 of the Code. In order for a corporation to qualify  under  Section  216(b)(1)  of the Code for its taxable year in which the items are  allowable as a deduction to the  corporation, that  section  requires,  among  other  things,  that  at  least  80% of  the  gross  income  of  the  corporation  be  derived  from  its tenant-stockholders.  By virtue of this  requirement,  the status of a corporation  for purposes of Section  216(b)(1) of the Code must be determined on a year-to-year basis.  Consequently,  there can be no assurance that Cooperatives relating to the cooperative mortgage loans will qualify under the section for any  particular  year. In the event that the  Cooperative  fails to qualify for one or more years,  the value of the collateral  securing any related  cooperative  mortgage loans could be  significantly  impaired because no deduction would be allowable to tenant-  stockholders  under Section 216(a) of the Code with respect to those years.  In view of the  significance of the tax benefits accorded  tenant-stockholders  of a corporation that qualifies under Section 216(b)(1) of the Code, the likelihood that a failure would be permitted to continue over a period of years appears remote.

Leases and Rents

         Mortgages that encumber  income-producing  multifamily and commercial properties often contain an assignment of rents and leases, pursuant to which the  borrower  assigns to the lender the  borrower's  right,  title and  interest  as landlord  under each lease and the income derived  therefrom,  while (unless rents are to be paid directly to the lender)  retaining a revocable license to collect the rents for so long as there is no default.  If the borrower  defaults,  the license  terminates  and the lender is entitled to collect the rents.
Local law may require that the lender take possession of the property and/or obtain a  court-appointed  receiver before becoming  entitled to collect the rents.

Contracts

         Under  the laws of most  states,  manufactured  housing  constitutes  personal  property  and is  subject  to the  motor  vehicle registration laws of the state or other  jurisdiction in which the unit is located.  In a few states,  where certificates of title are not required for  manufactured  homes,  security  interests  are perfected by the filing of a financing  statement  under Article 9 of the UCC which has been adopted by all states.  Financing  statements  are  effective  for five years and must be renewed  prior to the end of each five year  period.  The  certificate  of title laws  adopted by the  majority of states  provide  that  ownership  of motor  vehicles  and manufactured  housing shall be evidenced by a certificate  of title issued by the motor vehicles  department (or a similar  entity) of the state. In the states that have enacted  certificate of title laws, a security  interest in a unit of manufactured  housing,  so long as it is not attached to land in so permanent a fashion as to become a fixture,  is generally  perfected by the recording of the interest on the certificate  of title to the unit in the  appropriate  motor  vehicle  registration  office or by delivery of the required  documents  and payment of a fee to the appropriate motor vehicle registration office, depending on state law.

         The master  servicer will be required under the related  pooling and servicing  agreement or servicing  agreement to, or to cause the servicer of the Contract to,  effect the notation or delivery of the required  documents  and fees,  and to obtain  possession  of the certificate of title, as appropriate  under the laws of the state in which any  Manufactured  Home is registered.  In the event the master servicer or servicer,  as  applicable,  fails,  due to clerical  errors or  otherwise,  to effect the  notation or delivery,  or files the security interest under the wrong law (for example,  under a motor vehicle title statute rather than under the UCC, in a few states),  the trustee may not have a first priority security interest in the Manufactured  Home securing a Contract.  As Manufactured  Homes have become larger and often have been  attached to their sites without any apparent  intention by the  borrowers to move them,  courts in many states have held that  Manufactured  Homes may become  subject to real estate title and  recording  laws. As a result,  a security  interest in a
Manufactured  Home could be rendered  subordinate  to the  interests of other  parties  claiming an interest in the home under  applicable state real estate law. In order to perfect a security  interest in a Manufactured  Home under real estate laws, the holder of the security interest must file either a "fixture  filing" under the provisions of the UCC or a real estate  mortgage under the real estate laws of the state where the home is located.  These  filings must be made in the real estate  records  office of the county where the home is located.
Generally,  Contracts will contain  provisions  prohibiting the obligor from permanently  attaching the Manufactured  Home to its site. So long as the obligor does not violate this agreement,  a security  interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security  interest on the  certificate of title or the filing of a UCC financing  statement will be effective to maintain the  priority of the security  interest in the  Manufactured  Home.  If,  however,  a  Manufactured  Home is permanently  attached to its site, other parties could obtain an interest in the Manufactured  Home that is prior to the security interest originally retained by the Seller and transferred to the depositor.

         The depositor  will assign or cause to be assigned a security  interest in the  Manufactured  Homes to the trustee,  on behalf of the securityholders.  Neither the depositor,  the master servicer,  any servicer,  nor the trustee will amend the certificates of title to identify the trustee,  on behalf of the  securityholders,  as the new secured  party and,  accordingly,  the  depositor or the Seller will continue  to be named as the  secured  party on the  certificates  of title  relating  to the  Manufactured  Homes.  In most  states,  the assignment is an effective  conveyance of the security  interest without  amendment of any lien noted on the related  certificate of title and the new secured party succeeds to the depositor's  rights as the secured party.  However,  in some states there exists a risk that, in the absence of an amendment to the  certificate  of title,  the assignment of the security  interest  might not be held effective  against creditors of the depositor or Seller.

         In the absence of fraud,  forgery or permanent  affixation of the Manufactured  Home to its site by the Manufactured  Home owner, or administrative  error by state recording  officials,  the notation of the lien of the depositor on the certificate of title or delivery of the  required  documents  and fees will be  sufficient  to protect  the  trustee  against  the  rights of  subsequent  purchasers  of a
Manufactured Home or subsequent  lenders who take a security interest in the Manufactured  Home. If there are any Manufactured Homes as to which the  depositor  has failed to perfect or cause to be  perfected  the  security  interest  assigned to the trust fund,  the  security interest would be subordinate to, among others,  subsequent  purchasers for value of Manufactured  Homes and holders of perfected security interests.  There also exists a risk in not identifying  the trustee,  on behalf of the  securityholders,  as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the trustee could be released.

         In the event that the owner of a  Manufactured  Home  moves it to a state  other  than the state in which the  Manufactured  Home initially is registered,  under the laws of most states the perfected  security  interest in the Manufactured Home would continue for four months after the relocation and thereafter until the owner  re-registers the  Manufactured  Home in the state of relocation.  If the owner were to relocate a Manufactured  Home to another state and re-register the  Manufactured  Home in that state, and if the depositor did not take steps to  re-perfect  its  security  interest  in that  state,  the  security  interest  in the  Manufactured  Home would cease to be perfected.  A majority of states generally  require surrender of a certificate of title to re-register a Manufactured  Home;  accordingly, the depositor must surrender  possession if it holds the  certificate of title to the  Manufactured  Home or, in the case of  Manufactured
Homes  registered in states that provide for notation of lien, the depositor  would receive  notice of surrender if the security  interest in the  Manufactured  Home is noted on the certificate of title.  Accordingly,  the depositor would have the opportunity to re-perfect its security  interest  in the  Manufactured  Home in the state of  relocation.  In states  that do not  require  a  certificate  of title for registration of a Manufactured Home,  re-registration  could defeat perfection.  Similarly,  when an obligor under a manufactured  housing conditional  sales  contract  sells a Manufactured  Home,  the obligee must  surrender  possession of the  certificate of title or it will receive  notice as a result of its lien noted thereon and  accordingly  will have an opportunity  to require  satisfaction  of the related manufactured  housing  conditional  sales  contract  before  release of the lien.  Under each related  pooling and servicing  agreement or servicing  agreement,  the master  servicer will be obligated to, or to cause each of the servicers of the Contracts to, take these steps, at the master servicer's or servicers expense, as are necessary to maintain perfection of security interests in the Manufactured Homes.

         Under the laws of most states,  liens for repairs performed on a Manufactured  Home take priority even over a perfected  security interest.  The depositor will obtain the  representation of the related Seller that it has no knowledge of any of these liens with respect to any Manufactured Home securing a Contract.  However,  these liens could arise at any time during the term of a Contract. No notice will be given to the trustee or securityholders in the event this type of lien arises.

Foreclosure on Mortgages and Some Contracts

         Foreclosure  of a deed of trust is generally  accomplished  by a non-judicial  trustee's  sale under a specific  provision in the deed of trust which  authorizes  the trustee to sell the property upon any default by the borrower  under the terms of the note or deed of trust. In addition to any notice  requirements  contained in a deed of trust, in some states,  the trustee must record a notice of default and send a copy to the  borrower-  trustor  and to any person who has  recorded  a request  for a copy of notice of default  and notice of sale.  In  addition,  the trustee  must  provide  notice in some states to any other  individual  having an interest of record in the real property,  including any junior  lienholders.  If the deed of trust is not reinstated  within a specified period, a notice of sale must be posted in a public place and, in most states,  published for a specific  period of time in one or more  newspapers  in a specified  manner prior to the date of  trustee's  sale.  In  addition,  some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property.

         In some states, the  borrower-trustor  has the right to reinstate the loan at any time following default until shortly before the trustee's  sale. In general,  in these states,  the borrower,  or any other person having a junior  encumbrance  on the real estate,  may, during a reinstatement  period,  cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation.

         Foreclosure of a mortgage is generally  accomplished  by judicial  action.  Generally,  the action is initiated by the service of legal  pleadings  upon all  parties  having an  interest of record in the real  property.  Delays in  completion  of the  foreclosure  may occasionally result from difficulties in locating necessary parties.  Judicial  foreclosure  proceedings are often not contested by any of the applicable  parties. If the mortgagee's right to foreclose is contested,  the legal proceedings  necessary to resolve the issue can be time-consuming.

         In the case of foreclosure  under either a mortgage or a deed of trust,  the sale by the referee or other  designated  officer or by the trustee is a public sale.  However,  because of the difficulty a potential  buyer at the sale would have in  determining  the exact status of title and because the physical  condition  of the  property may have  deteriorated  during the  foreclosure  proceedings,  it is uncommon for a third party to purchase the property at a foreclosure  sale.  Rather,  it is common for the lender to purchase the property from the  trustee or referee  for a credit bid less than or equal to the unpaid  principal  amount of the note plus the accrued and unpaid interest  and the  expense of  foreclosure,  in which case the  mortgagor's  debt will be  extinguished  unless the lender  purchases  the property for a lesser amount in order to preserve its right  against a borrower to seek a deficiency  judgment and the remedy is available under state law and the related loan  documents.  In the same states,  there is a statutory  minimum  purchase  price which the lender may offer for the property and generally,  state law controls the amount of foreclosure costs and expenses,  including  attorneys' fees, which may be  recovered  by a lender.  Thereafter,  subject  to the right of the  borrower  in some  states to remain in  possession  during the redemption  period,  the lender will assume the burdens of ownership,  including  obtaining hazard insurance,  paying taxes and making the repairs at its own expense as are necessary to render the property  suitable for sale.  Generally,  the lender will obtain the services of a real estate broker and pay the broker's  commission in connection with the sale of the property.  Depending upon market conditions,  the ultimate  proceeds of the sale of the property may not equal the lender's  investment in the property and, in some states,  the lender may be entitled to a deficiency  judgment.  Any loss may be reduced by the receipt of any mortgage insurance proceeds or other forms of credit enhancement for a series of certificates. See "Description of Credit Enhancement" in this prospectus.

         A junior  mortgagee  may not foreclose on the property  securing a junior  mortgage  unless it  forecloses  subject to the senior mortgages.  The junior  mortgagee must either pay the entire amount due on the senior mortgages prior to or at the time of the foreclosure sale or undertake to pay on any senior  mortgages on which the  mortgagor  is  currently in default.  Under either  course of action,  the junior  mortgagee  may add the amounts  paid to the  balance due on the junior  loan,  and may be  subrogated  to the rights of the senior mortgagees.  In addition,  in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale"  clause, the junior mortgagee may be required to pay the full amount of the senior  mortgages to the senior  mortgagees.  Accordingly,  with respect to those single family loans which are junior  mortgage loans,  if the lender  purchases the property,  the lender's title will be subject to all senior liens and claims and  governmental  liens.  The proceeds  received by the referee or trustee from the sale are applied first to the costs,  fees and expenses of sale and then in  satisfaction of the  indebtedness  secured by the mortgage or deed of trust under which the sale was  conducted.  Any  remaining  proceeds are  generally  payable to the holders of junior  mortgages or deeds of trust and other liens and claims in order of their priority,  whether or not the borrower is in default.  Any additional proceeds are generally payable to the  mortgagor  or trustor.  The payment of the proceeds to the holders of junior  mortgages  may occur in the  foreclosure  action of the senior mortgagee or may require the institution of separate legal proceeds.

         In foreclosure,  courts have imposed general equitable  principles.  The equitable  principles are generally  designed to relieve the borrower  from the legal effect of its defaults  under the loan  documents.  Examples of judicial  remedies  that have been  fashioned include  judicial  requirements  that the lender  undertake  affirmative and expensive  actions to determine the causes for the borrower's default and the likelihood  that the borrower will be able to reinstate the loan. In some cases,  courts have  substituted  their judgment for the lender's  judgment and have required that lenders  reinstate loans or recast payment  schedules in order to accommodate  borrowers who are suffering from temporary  financial  disability.  In other cases,  courts have limited the right of the lender to foreclose if the default  under the  mortgage  instrument  is not  monetary,  such as the  borrower's  failure to  adequately  maintain the property or the borrower's execution of a second mortgage or deed of trust affecting the property.  Finally, some courts have been faced with the issue of whether or not federal or state  constitutional  provisions  reflecting  due process  concerns for adequate  notice require that borrowers under deeds of trust or mortgages  receive  notices in addition to the  statutorily-prescribed  minimums.  For the most part,  these cases have  upheld  the notice  provisions  as being  reasonable  or have  found  that the sale by a trustee  under a deed of trust,  or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protection to the borrower.

Foreclosure on Shares of Cooperatives

         The  Cooperative  shares  owned by the  tenant-stockholder,  together  with the  rights  of the  tenant-  stockholder  under  the proprietary lease or occupancy  agreement,  are pledged to the lender and are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's  certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement.  The
Cooperative may cancel the proprietary lease or occupancy  agreement,  even while pledged,  for failure by the tenant-  stockholder to pay the obligations or charges owed by the  tenant-stockholder,  including mechanics' liens against the Cooperative's building incurred by the tenant-stockholder.  Generally,  obligations  and charges arising under a proprietary  lease or occupancy  agreement which are owed to the
Cooperative are made liens upon the shares to which the proprietary lease or occupancy  agreement  relates.  In addition,  the Cooperative may generally  terminate a proprietary  lease or occupancy  agreement in the event the borrower  breaches its covenants in the proprietary lease or occupancy  agreement.  Typically,  the lender and the Cooperative  enter into a recognition  agreement  which,  together with any lender protection  provisions  contained in the proprietary lease or occupancy  agreement,  establishes the rights and obligations of both parties in the event of a default by the  tenant-stockholder  on its obligations  under the proprietary  lease or occupancy  agreement.  A default by the  tenant-stockholder  under the  proprietary  lease or  occupancy  agreement  will usually  constitute  a default  under the security agreement between the lender and the tenant-stockholder.

         The recognition agreement generally provides that, in the event that the  tenant-stockholder  has defaulted under the proprietary lease or occupancy  agreement,  the Cooperative will take no action to terminate the lease or agreement until the lender has been provided with notice of and an opportunity to cure the default.  The recognition  agreement  typically  provides that if the  proprietary  lease or occupancy  agreement is terminated,  the Cooperative  will recognize the lender's lien against  proceeds from a sale of the shares and the proprietary lease or occupancy  agreement  allocated to the dwelling,  subject,  however, to the Cooperative's right to sums due under the proprietary  lease or  occupancy  agreement  or which have become  liens on the shares  relating  to the  proprietary  lease or  occupancy agreement.  The total amount owed to the Cooperative by the  tenant-stockholder,  which the lender  generally cannot restrict and does not monitor,  could reduce the amount  realized upon a sale of the  collateral  below the  outstanding  principal  balance of the  cooperative mortgage loan and accrued and unpaid interest on the loan.

         Recognition  agreements  also generally  provide that in the event the lender  succeeds to the tenant-  shareholder's  shares and proprietary lease or occupancy  agreement as the result of realizing upon its collateral for a cooperative  mortgage loan, the lender must obtain the approval or consent of the board of directors of the Cooperative as required by the proprietary  lease before  transferring the
Cooperative  shares or assigning the proprietary  lease.  The approval or consent is usually based on the prospective  purchaser's  income and net worth,  among other factors,  and may significantly  reduce the number of potential  purchasers,  which could limit the ability of the  lender to sell and  realize  upon the value of the  collateral.  Generally,  the  lender is not  limited in any rights it may have to dispossess the tenant-stockholder.

         Because of the nature of  cooperative  mortgage  loans,  lenders do not require the  tenant-stockholder  (i.e.,  the borrower) to obtain  title  insurance of any type.  Consequently,  the  existence  of any prior liens or other  imperfections  of title  affecting  the
Cooperative's  building or real estate also may adversely  affect the  marketability  of the shares  allocated to the dwelling unit in the event of foreclosure.

         In New York,  foreclosure on the  Cooperative  shares is accomplished by public sale in accordance with the provisions of Article
9 of the New York UCC and the  security  agreement  relating  to  those  shares.  Article  9 of the New York UCC  requires  that a sale be conducted in a "commercially  reasonable" manner.  Whether a sale has been conducted in a "commercially  reasonable" manner will depend on the facts in each case.  In  determining  commercial  reasonableness,  a court will look to the  notice  given the debtor and the  method, manner,  time,  place and terms of the sale and the sale price.  Generally,  a sale  conducted  according  to the usual  practice of banks selling similar collateral in the same area will be considered reasonably conducted.

         Article 9 of the UCC provides  that the proceeds of the sale will be applied  first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest.  The recognition agreement,  however,  generally provides that the lender's right to  reimbursement  is subject to the right of the  Cooperative  corporation  to receive sums due under the  proprietary lease or  occupancy  agreement.  If there are  proceeds  remaining,  the lender must  account to the  tenant-stockholder  for the surplus.
Conversely,  if a portion of the indebtedness  remains unpaid, the  tenant-stockholder  is generally  responsible for the deficiency.  See
"—Anti-Deficiency Legislation and other Limitations on Lenders" below.

Repossession with respect to Contracts

         General.  Repossession  of  manufactured  housing is governed by state law. A few states have enacted  legislation  that requires that the debtor be given an opportunity  to cure its default  (typically 30 days to bring the account  current)  before  repossession  can commence.  So long as a manufactured  home has not become so attached to real estate that it would be treated as a part of the real estate under the law of the state  where it is  located,  repossession  of the home in the event of a default by the  obligor  generally  will be governed by the UCC (except in Louisiana).  Article 9 of the UCC provides the statutory  framework for the  repossession  of  manufactured housing.  While the UCC as adopted by the various states may vary in small particulars,  the general repossession procedure established by the UCC is as follows:

1.       Except  in those  states  where  the  debtor  must  receive  notice of the right to cure a  default,  repossession  can  commence immediately upon default without prior notice.  Repossession may be effected either through  self-help  (peaceable  retaking without court order),  voluntary  repossession or through  judicial  process  (repossession  pursuant to court-issued  writ of replevin).  The self-help and/or voluntary  repossession methods are more commonly employed,  and are accomplished simply by retaking possession of the manufactured home.  In cases in which the debtor  objects or raises a defense to  repossession,  a court  order must be obtained  from the  appropriate state court, and the manufactured  home must then be repossessed in accordance with that order.  Whether the method employed is self-help, voluntary  repossession  or judicial  repossession,  the  repossession  can be accomplished  either by an actual  physical  removal of the manufactured  home to a secure  location  for  refurbishment  and  resale or by  removing  the  occupants  and their  belongings  from the manufactured home and maintaining  possession of the manufactured home on the location where the occupants were residing.  Various factors may affect whether the manufactured home is physically  removed or left on location,  such as the nature and term of the lease of the site on which it is located and the condition of the unit.  In many cases,  leaving the  manufactured  home on location is  preferable,  in the event that the home is already set up, because the expenses of retaking and redelivery  will be saved.  However,  in those cases where the home is left on location, expenses for site rentals will usually be incurred.

2.       Once  repossession  has been achieved,  preparation for the subsequent  disposition of the  manufactured  home can commence.  The disposition may be by public or private sale provided the method, manner, time, place and terms of the sale are commercially reasonable.

3.       Sale proceeds are to be applied first to repossession  expenses  (expenses incurred in retaking,  storage,  preparing for sale to include  refurbishing  costs and  selling)  and then to  satisfaction  of the  indebtedness.  While some  states  impose  prohibitions  or limitations on deficiency  judgments if the net proceeds from resale do not cover the full amount of the  indebtedness,  the remainder may be sought from the debtor in the form of a deficiency  judgement in those states that do not prohibit or limit deficiency  judgments.  The deficiency  judgment is a personal  judgment against the debtor for the shortfall.  Occasionally,  after resale of a manufactured home and payment of all expenses and  indebtedness,  there is a surplus of funds. In that case, the UCC requires the party suing for the deficiency judgment to remit the surplus to the debtor.  Because the  defaulting  owner of a  manufactured  home generally has very little capital or income  available  following  repossession,  a deficiency  judgment may not be sought in many cases or, if obtained,  will be settled at a significant discount in light of the defaulting owner's strained financial condition.

         Louisiana  Law. Any contract  secured by a  manufactured  home located in Louisiana will be governed by Louisiana law rather than
Article 9 of the UCC.  Louisiana laws provide  similar  mechanisms for perfection and  enforcement of security  interests in  manufactured housing used as collateral for an installment sale contract or installment loan agreement.

         Under Louisiana law, a manufactured  home that has been permanently  affixed to real estate will  nevertheless  remain subject to the motor  vehicle  registration  laws unless the obligor and any holder of a security  interest in the  property  execute and file in the real estate  records for the parish in which the property is located a document  converting  the unit into real  property.  A manufactured home that is converted  into real property but is then removed from its site can be converted  back to personal  property  governed by the motor  vehicle  registration  laws if the obligor  executes and files various  documents in the  appropriate  real estate  records and all mortgagees  under real  estate  mortgages  on the  property  and the land to which it was affixed  file  releases  with the motor  vehicle commission.

         So long as a manufactured  home remains  subject to the Louisiana  motor vehicle laws,  liens are recorded on the  certificate of title by the motor vehicle  commissioner  and  repossession  can be accomplished by voluntary  consent of the obligor,  executory  process
(repossession  proceedings  which must be initiated  through the courts but which involve  minimal court  supervision) or a civil suit for possession.  In connection with a voluntary  surrender,  the obligor must be given a full release from liability for all amounts due under the contract.  In executory process  repossessions,  a sheriff's sale (without court supervision) is permitted,  unless the obligor brings suit to enjoin the sale, and the lender is prohibited  from seeking a deficiency  judgment  against the obligor unless the lender obtained an appraisal of the manufactured home prior to the sale and the property was sold for at least two-thirds of its appraised value.

Rights of Redemption

         Single Family,  Multifamily and Commercial  Properties.  The purposes of a foreclosure  action in respect of a mortgaged property is to enable the lender to realize upon its  security and to bar the  borrower,  and all persons who have  interests in the property  that are subordinate to that of the  foreclosing  lender,  from exercise of their "equity of redemption".  The doctrine of equity of redemption provides  that,  until the property  encumbered  by a mortgage  has been sold in  accordance  with a properly  conducted  foreclosure  and foreclosure  sale,  those having  interests that are  subordinate to that of the  foreclosing  lender have an equity of redemption and may redeem the property by paying the entire debt with  interest.  Those  having an equity of  redemption  must  generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

         The equity of redemption is a common-law  (non-statutory)  right which should be distinguished from post-sale statutory rights of redemption.  In some states,  after sale pursuant to a deed of trust or  foreclosure  of a mortgage,  the borrower and  foreclosed  junior lienors are given a statutory  period in which to redeem the property.  In some states,  statutory  redemption may occur only upon payment of the foreclosure  sale price.  In other states,  redemption may be permitted if the former borrower pays only a portion of the sums due.
The effect of a statutory  right of  redemption  is to  diminish  the ability of the lender to sell the  foreclosed  property  because the exercise of a right of redemption  would defeat the title of any purchase  through a foreclosure.  Consequently,  the practical  effect of the redemption  right is to force the lender to maintain the property and pay the expenses of ownership  until the  redemption  period has expired.  In some states,  a post-sale  statutory  right of redemption  may exist  following a judicial  foreclosure,  but not following a trustee's sale under a deed of trust.

         Manufactured  Homes. While state laws do not usually require notice to be given to debtors prior to repossession,  many states do require  delivery of a notice of default and of the  debtor's  right to cure  defaults  before  repossession.  The law in most states also requires  that the debtor be given  notice of sale prior to the  resale of the home so that the owner may redeem at or before  resale.  In addition, the sale must comply with the requirements of the UCC.

Anti-Deficiency Legislation and Other Limitations on Lenders

         Single Family,  Multifamily and Commercial Loans. Some states have imposed statutory  prohibitions  which limit the remedies of a beneficiary  under a deed of trust or a mortgagee under a mortgage.  In some states  (including  California),  statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following  non-judicial  foreclosure by power of sale. A deficiency  judgment is a personal  judgment  against the former  borrower  equal in most cases to the  difference  between the net amount realized  upon the public  sale of the real  property  and the  amount due to the  lender.  In the case of a  mortgage  loan  secured by a property owned by a trust where the mortgage note is executed on behalf of the trust, a deficiency  judgment  against the trust  following foreclosure  or sale  under a deed of trust,  even if  obtainable  under  applicable  law,  may be of  little  value to the  mortgagee  or beneficiary  if there are no trust  assets  against  which the  deficiency  judgment  may be  executed.  Some state  statutes  require the beneficiary  or mortgagee to exhaust the security  afforded  under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before  bringing a personal  action  against the  borrower.  In other  states,  the lender has the option of bringing a personal action against the borrower on the debt without first  exhausting  the security;  however in some of these states,  the lender,  following judgment on the personal  action,  may be deemed to have elected a remedy and may be precluded  from  exercising  remedies with respect to the security.  Consequently,  the practical effect of the election  requirement,  in those states permitting the election, is that lenders will usually  proceed  against the security first rather than bringing a personal  action against the borrower.  Finally,  in some states, statutory  provisions limit any deficiency  judgment against the former borrower  following a foreclosure to the excess of the outstanding debt over the fair  value of the  property  at the time of the public  sale.  The  purpose of these  statutes  is  generally  to prevent a beneficiary or mortgagee  from  obtaining a large  deficiency  judgment  against the former  borrower as a result of low or no bids at the judicial sale.

         Generally,  Article 9 of the UCC governs  foreclosure  on  Cooperative  Shares and the  related  proprietary  lease or  occupancy agreement.  Some courts have interpreted Article 9 to prohibit or limit a deficiency award in some circumstances,  including circumstances where the disposition of the collateral  (which,  in the case of a cooperative  mortgage loan,  would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was not conducted in a commercially reasonable manner.

         In addition to laws  limiting or  prohibiting  deficiency  judgments,  numerous  other  federal and state  statutory  provisions, including  the federal  bankruptcy  laws and state laws  affording  relief to  debtors,  may  interfere  with or affect the ability of the secured  mortgage lender to realize upon collateral or enforce a deficiency  judgment.  For example,  under the federal  Bankruptcy  Code, virtually all actions  (including  foreclosure  actions and deficiency  judgment  proceedings) to collect a debt are automatically  stayed upon the filing of the  bankruptcy  petition and,  often,  no interest or principal  payments are made during the course of the bankruptcy case. The delay and the  consequences  thereof  caused by the automatic  stay can be  significant.  Also,  under the Bankruptcy  Code, the filing of a petition in a bankruptcy  by or on behalf of a junior  lienor may stay the senior  lender from taking  action to foreclose out the junior lien.  Moreover,  with respect to federal  bankruptcy  law, a court with federal  bankruptcy  jurisdiction  may permit a debtor through his or her Chapter 11 or Chapter 13  rehabilitative  plan to cure a monetary  default in respect of a mortgage  loan on a debtor's residence by paying  arrearage  within a reasonable time period and reinstating  the original  mortgage loan payment  schedule even though the lender  accelerated  the mortgage  loan and final  judgment of  foreclosure  had been entered in state court  (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition.  Some courts with federal bankruptcy  jurisdiction have approved plans, based on the particular facts of the  reorganization  case, that effected the curing of a mortgage loan default by paying arrearage over a number of years.

         Courts with federal  bankruptcy  jurisdiction  have also  indicated  that the terms of a mortgage loan secured by property of the debtor may be modified.  These courts have allowed  modifications  that include reducing the amount of each monthly payment,  changing the rate of interest,  altering the repayment schedule,  forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence,  thus leaving the lender a general  unsecured  creditor for the difference  between the value of the residence and the  outstanding  balance of the loan.  Generally,  however,  the terms of a mortgage loan secured only by a mortgage on real property that is the debtor's  principal  residence may not be modified pursuant to a plan confirmed  pursuant to Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period.

         In the case of income-producing  multifamily  properties,  federal bankruptcy law may also have the effect of interfering with or affecting the ability of the secured  lender to enforce the borrower's  assignment of rents and leases related to the mortgaged  property.
Under Section 362 of the Bankruptcy  Code, the lender will be stayed from enforcing the assignment,  and the legal  proceedings  necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents.

         Tax liens  arising  under the Code may have  priority  over the lien of a mortgage  or deed of trust.  In  addition,  substantive requirements  are imposed upon  mortgage  lenders in  connection  with the  origination  and the  servicing of mortgage  loans by numerous federal and some state consumer protection laws. These laws include the federal  Truth-in-Lending  Act, Real Estate Settlement  Procedures
Act, Equal Credit  Opportunity  Act, Fair Credit Billing Act, Fair Credit  Reporting Act and related  statutes.  These federal laws impose specific  statutory  liabilities upon lenders who originate  mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

         Contracts. In addition to the laws limiting or prohibiting deficiency judgments,  numerous other statutory provisions,  including federal  bankruptcy  laws and related state laws, may interfere with or affect the ability of a lender to realize upon  collateral  and/or enforce a deficiency  judgment.  For example,  in a Chapter 13 proceeding  under the federal  bankruptcy law, a court may prevent a lender from repossessing a home, and, as part of the  rehabilitation  plan, reduce the amount of the secured  indebtedness to the market value of the home at the time of bankruptcy (as determined by the court),  leaving the party providing  financing as a general  unsecured  creditor for the remainder of the  indebtedness.  A bankruptcy  court may also reduce the monthly  payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

Environmental Legislation

         Under  CERCLA,  and under state law in some  states,  a secured  party which takes a  deed-in-lieu  of  foreclosure,  purchases a mortgaged  property at a  foreclosure  sale,  or operates a mortgaged  property  may become  liable for the costs of cleaning up hazardous substances  regardless of whether they have contaminated the property.  CERCLA imposes strict, as well as joint and several,  liability on several  classes of  potentially  responsible  parties,  including  current  owners and  operators  of the  property  who did not cause or contribute to the contamination.  Furthermore,  liability under CERCLA is not limited to the original or unamortized  principal balance of a loan or to the value of the  property  securing a loan.  Lenders  may be held liable  under  CERCLA as owners or  operators  unless they qualify for the secured  creditor  exemption to CERCLA.  This  exemption  exempts from the  definition of owners and operators  those who, without  participating  in the  management  of a facility,  hold  indicia of  ownership  primarily  to protect a security  interest in the facility.

         The  Conservation  Act amended,  among other things,  the  provisions of CERCLA with respect to lender  liability and the secured creditor  exemption.  The  Conservation  Act offers  substantial  protection  to lenders by defining the  activities in which a lender can engage and still  have the  benefit of the  secured  creditor  exemption.  In order for  lender to be deemed to have  participated  in the management of a mortgaged property,  the lender must actually participate in the operational affairs of the property of the borrower.  The
Conservation Act provides that "merely having the capacity to influence,  or unexercised right to control"  operations does not constitute participation  in management.  A lender will lose the protection of the secured  creditor  exemption only if it exercises  decision-making control over the borrower's  environmental  compliance and hazardous  substance  handling and disposal  practices,  or assumes  day-to-day management of all  operational  functions of the mortgaged  property.  The  Conservation  Act also provides that a lender will continue to have the benefit of the secured creditor  exemption even if it forecloses on a mortgaged  property,  purchases it at a foreclosure sale or accepts a  deed-in-lieu  of  foreclosure  provided  that the lender  seeks to sell the  mortgaged  property  at the  earliest  practicable commercially reasonable time on commercially reasonable terms.

         Other  federal and state laws may impose  liability on a secured party which takes a  deed-in-lieu  of  foreclosure,  purchases a mortgaged property at a foreclosure sale, or operates a mortgaged  property on which  contaminants other than CERCLA hazardous  substances are present, including petroleum,  agricultural chemicals,  hazardous wastes, asbestos, radon, and lead-based paint. The cleanup costs may be  substantial.  It is  possible  that the  cleanup  costs could  become a  liability  of a trust fund and reduce the  amounts  otherwise distributable to the holders of the related series of certificates or notes.  Moreover,  federal statutes and states by statute may impose a lien for any cleanup costs incurred by the state on the property that is the subject of the cleanup costs.  All subsequent  liens on the property  generally are  subordinated  to the lien and, in some states,  even prior recorded liens are  subordinated  to such lien. In the latter  states,  the security  interest of the trustee in a related parcel of real property that is subject to the lien could be adversely affected.

         Traditionally,  many residential  mortgage lenders have not taken steps to evaluate whether contaminants are present with respect to any  mortgaged  property  prior to the  origination  of the  mortgage  loan or prior to  foreclosure  or  accepting a  deed-in-lieu  of foreclosure.  Accordingly,  the  depositor  has not  made  and will not make  the  evaluations  prior to the  origination  of the  secured contracts.  Neither the master  servicer  nor any servicer  will be required by any  Agreement to  undertake  these  evaluations  prior to foreclosure or accepting a  deed-in-lieu  of  foreclosure.  The depositor  does not make any  representations  or warranties or assume any liability with respect to the absence or effect of contaminants  on any related real property or any casualty  resulting from the presence or effect of contaminants.  However,  neither the master servicer nor any servicer will be obligated to foreclose on related real property or accept a  deed-in-lieu  of  foreclosure  if it knows or  reasonably  believes  that there are material  contaminated  conditions on the property. A failure so to foreclose may reduce the amounts otherwise available to certificateholders of the related series.

Consumer Protection Laws

         In addition,  substantive  requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage  loans by numerous  federal and some state  consumer  protection  laws.  These laws include TILA, as implemented by Regulation Z,
Real Estate  Settlement  Procedures  Act, as  implemented by Regulation X, Equal Credit  Opportunity  Act, as implemented by Regulation B,
Fair Credit Billing Act, Fair Credit Reporting Act and related  statutes.  These federal laws impose specific  statutory  liabilities upon lenders who  originate  mortgage  loans and who fail to comply with the  provisions of the law. In some cases,  this  liability may affect assignees of the mortgage  loans.  In particular,  an  originator's  failure to comply with certain  requirements  of the federal TILA, as implemented by Regulation Z, could subject both  originators and assignees of such  obligations to monetary  penalties and could result in obligors'  rescinding  the mortgage loans either against the  originators  or assignees.  Further,  the failure of the borrower to use the correct form of notice of right to cancel in connection with non-purchase  money  transactions  could subject the originator and assignees to extended borrower rescission rights.

Homeownership Act and Similar State Laws

         Some of the  mortgage  loans,  known as High Cost  Loans,  may be subject to special  rules,  disclosure  requirements  and other provisions that were added to the federal TILA by the  Homeownership  Act, if such trust assets were originated after October 1, 1995, are not loans made to finance the  purchase of the  mortgaged  property  and have  interest  rates or  origination  costs in excess of certain prescribed  levels. The Homeownership Act requires certain  additional  disclosures,  specifies the timing of those disclosures and limits or prohibits the inclusion of certain provisions in mortgages subject to the Homeownership  Act.  Purchasers or assignees of any High Cost
Loan,  including any trust,  could be liable under  federal law for all claims and subject to all defenses that the borrower  could assert against the  originator  of the High Cost Loan under the federal TILA or any other law,  unless the purchaser or assignee did not know and could not with  reasonable  diligence  have  determined  that the mortgage loan was subject to the  provisions of the  Homeownership  Act.
Remedies  available to the borrower  include  monetary  penalties,  as well as rescission  rights if the appropriate  disclosures were not given as required or if the particular  mortgage  includes  provisions  prohibited by law. The maximum damages that may be recovered under these  provisions  from an assignee,  including  the trust,  is the  remaining  amount of  indebtedness  plus the total amount paid by the borrower in connection with the mortgage loan.

         In addition to the  Homeownership  Act, a number of legislative  proposals have been  introduced at the federal,  state and local level that are designed to discourage  predatory  lending  practices.  Some states have enacted,  or may enact,  laws or regulations  that prohibit  inclusion of some  provisions in mortgage loans that have interest rates or  origination  costs in excess of prescribed  levels, and require that borrowers be given certain  disclosures  prior to the  consummation of the mortgage loans. In some cases,  state or local law may impose  requirements and restrictions  greater than those in the Homeownership  Act. An originators'  failure to comply with these laws could  subject  the trust (and other  assignees  of the  mortgage  loans) to monetary  penalties  and could  result in the  borrowers rescinding the mortgage loans against either the trust or subsequent holders of the mortgage loans.

         Lawsuits  have been brought in various  states  making claims  against  assignees of High Cost Loans for  violations of state law allegedly  committed by the  originator.  Named  defendants in these cases include  numerous  participants  within the secondary  mortgage market, including some securitization trusts.

         Under the  anti-predatory  lending  laws of some  states,  the  borrower  is  required to meet a net  tangible  benefits  test in connection  with the  origination  of the related  mortgage loan.  This test may be highly  subjective  and open to  interpretation.  As a result,  a court may determine  that a mortgage loan does not meet the test even if the originator  reasonably  believed that the test was satisfied.  Any  determination  by a court  that the  mortgage  loan  does not meet the test  will  result  in a  violation  of the  state anti-predatory lending law, in which case the related seller will be required to purchase that mortgage loan from the trust.

Additional Consumer Protections Laws with Respect to Contracts

         Contracts  often  contain  provisions  obligating  the obligor to pay late charges if payments  are not timely made.  Federal and state law may specifically  limit the amount of late charges that may be collected.  Under the related pooling and servicing  agreement or servicing  agreement,  late charges will be retained by the master  servicer or servicer as  additional  servicing  compensation,  and any inability to collect these amounts will not affect payments to Securityholders.

         Courts have imposed  general  equitable  principles  upon  repossession  and  litigation  involving  deficiency  balances.  These equitable principles are generally designed to relieve a consumer from the legal consequences of a default.

         In several cases,  consumers have asserted that the remedies  provided to secured  parties under the UCC and related laws violate the due process  protections  provided under the 14th Amendment to the Constitution of the United States.  For the most part,  courts have upheld the notice  provisions  of the UCC and related laws as reasonable  or have found that the  repossession  and resale by the creditor does not involve sufficient state action to afford constitutional protection to consumers.

         The FTC Rule has the effect of  subjecting  a seller  (and some  related  creditors  and their  assignees)  in a consumer  credit transaction  and any assignee of the  creditor to all claims and defenses  which the debtor in the  transaction  could assert  against the seller of the goods.  Liability  under the FTC Rule is  limited to the  amounts  paid by a debtor on the  Contract,  and the holder of the
Contract may also be unable to collect  amounts  still due under the  Contract.  Most of the  Contracts in a trust fund will be subject to the  requirements  of the FTC Rule.  Accordingly,  the trust fund, as holder of the  Contracts,  will be subject to any claims or defenses that the  purchaser  of the  related  Manufactured  Home may assert  against  the seller of the  Manufactured  Home,  subject to a maximum liability  equal to the amounts paid by the obligor on the Contract.  If an obligor is  successful in asserting the claim or defense,  and if the Seller had or should have had knowledge of the claim or defense,  the master  servicer will have the right to require the Seller to repurchase the Contract because of breach of its Seller's  representation  and warranty that no claims or defenses exist that would affect the  obligor's  obligation  to make the  required  payments  under the  Contract.  The Seller  would  then have the right to  require  the originating  dealer to  repurchase  the Contract  from it and might also have the right to recover from the dealer any losses  suffered by the Seller with respect to which the dealer would have been primarily liable to the obligor.

Enforceability of Certain Provisions

         Transfer of Mortgaged  Properties.  Unless the related prospectus  supplement indicates  otherwise,  the mortgage loans generally contain due-on-sale  clauses.  These clauses permit the lender to accelerate the maturity of the loan if the borrower sells,  transfers or conveys the property without the prior consent of the lender.  The  enforceability of these clauses has been the subject of legislation or litigation in many states,  and in some cases the  enforceability  of these clauses was limited or denied.  However,  Garn-St  Germain Act preempts state  constitutional,  statutory and case law that  prohibits the  enforcement  of  due-on-sale  clauses and permits  lenders to enforce these clauses in accordance with their terms,  subject to limited exceptions.  The Garn-St Germain Act does "encourage" lenders to permit  assumption  of loans at the  original  rate of interest or at some other rate less than the average of the  original  rate and the market rate.

         The Garn-St  Germain Act also sets forth nine specific  instances in which a mortgage  lender covered by the Garn-St  Germain Act may not  exercise a  due-on-sale  clause,  notwithstanding  the fact that a transfer of the  property may have  occurred.  These  include, amongst  others,  intra-family  transfers,  some  transfers by  operation  of law,  leases of fewer than three years and the creation of a junior  encumbrance.  Regulations  promulgated under the Garn-St Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause.

         The  inability to enforce a due-on-sale  clause may result in a mortgage  loan bearing an interest rate below the current  market rate being assumed by the buyer rather than being paid off,  which may have an impact upon the average life of the mortgage  loans and the number of mortgage loans which may be outstanding until maturity.

         Transfer  of  Manufactured  Homes.  Generally,  Contracts  contain  provisions  prohibiting  the sale or  transfer of the related
Manufactured  Home without the consent of the obligee on the Contract and permitting the  acceleration of the maturity of the Contracts by the obligee on the Contract  upon a sale or transfer that is not  consented  to. The master  servicer  will, or will cause the servicer of the Contract,  to the extent it has knowledge of the  conveyance or proposed  conveyance,  to exercise or cause to be exercised its rights to accelerate the maturity of the related Contracts through enforcement of due-on-sale  clauses,  subject to applicable state law. In some cases, the transfer may be made by a delinquent obligor in order to avoid a repossession proceeding with respect to a Manufactured Home.

         In the case of a  transfer  of a  Manufactured  Home as to which the master  servicer  or  servicer  of the  Contract  desires to accelerate the maturity of the related Contract,  the master servicer's or servicer's  ability to do so will depend on the  enforceability under state law of the due-on-sale  clause.  The Garn-St Germain Act preempts,  subject to certain  exceptions and conditions,  state laws prohibiting  enforcement of due-on-sale clauses applicable to the Manufactured Homes.  Consequently,  in some cases the master servicer or servicer may be prohibited from enforcing a due-on-sale clause in respect of a Manufactured Home.

         Late Payment  Charges and Prepayment  Restrictions.  Notes and  mortgages,  as well as  manufactured  housing  conditional  sales contracts and installment loan agreements,  may contain provisions that obligate the borrower to pay a late charge or additional  interest if payments are not timely made, and in some circumstances,  may prohibit prepayments for a specified period and/or condition  prepayments upon the borrower's payment of prepayment fees or yield maintenance  penalties.  In some states,  there are or may be specific limitations upon the late charges which a lender may collect from a borrower for  delinquent  payments or the amounts that a lender may collect from a borrower as an  additional  charge if the loan is prepaid  even when the loans  expressly  provide for the  collection  of those  charges.
Although  the Parity Act permits the  collection  of  prepayment  charges and late fees in  connection  with some types of eligible  loans preempting  any  contrary  state law  prohibitions,  some states may not  recognize  the  preemptive  authority  of the Parity Act or have formally  opted out of the Parity Act. As a result,  it is possible  that  prepayment  charges and late fees may not be collected  even on loans that  provide  for the  payment of those  charges  unless  otherwise  specified  in the related  prospectus  supplement.  The master servicer or another entity  identified in the  accompanying  prospectus  supplement  will be entitled to all  prepayment  charges and late payment  charges  received  on the  loans  and those  amounts  will not be  available  for  payment  on the  bonds.  The  Office of Thrift
Supervision  (OTS),  the agency that  administers  the Parity Act for unregulated  housing  creditors,  withdrew its favorable  Parity Act regulations  and Chief  Counsel  Opinions  that  previously  authorized  lenders  to charge  prepayment  charges  and late fees in certain circumstances  notwithstanding  contrary state law,  effective  with respect to loans  originated on or after July 1, 2003.  However,  the
OTS's ruling does not retroactively affect loans originated before July 1, 2003.

Subordinate Financing

         When the mortgagor  encumbers  mortgaged  property  with one or more junior  liens,  the senior lender is subjected to additional risk.  First, the mortgagor may have difficulty  servicing and repaying  multiple loans. In addition,  if the junior loan permits recourse to the  mortgagor  (as junior loans often do) and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan.  Second,  acts of the senior lender that  prejudice  the junior  lender or impair the junior  lender's security may create a superior  equity in favor of the junior  lender.  For example,  if the  mortgagor  and the senior lender agree to an increase in the  principal  amount of or the  interest  rate payable on the senior  loan,  the senior  lender may lose its priority to the extent an existing  junior lender is harmed or the mortgagor is  additionally  burdened.  Third,  if the mortgagor  defaults on the senior loan  and/or any junior  loan or loans,  the  existence  of junior  loans and  actions  taken by junior  lenders  can impair the  security available to the senior lender and can interfere  with or delay the taking of action by the senior lender.  Moreover,  the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Installment Contracts

         The trust fund assets may also consist of installment sales contracts.  Under an installment  contract the seller (referred to in this section as the  "lender")  retains legal title to the property and enters into an agreement  with the purchaser  (referred to in this section as the  "borrower")  for the  payment  of the  purchase  price,  plus  interest,  over the term of the  contract.  Only after full performance  by the borrower of the  installment  contract is the lender  obligated to convey title to the property to the  purchaser.  As with mortgage or deed of trust financing,  during the effective period of the installment contract,  the borrower is generally responsible for the  maintaining  the  property  in good  condition  and for paying real  estate  taxes,  assessments  and hazard  insurance  premiums associated with the property.

         The method of enforcing the rights of the lender under an installment  contract  varies on a state-by- state basis depending upon the extent to which state  courts are willing,  or able  pursuant to state  statute,  to enforce the  contract  strictly  according to its terms. The terms of installment  contracts  generally provide that upon a default by the borrower,  the borrower loses his or her right to occupy the property,  the entire  indebtedness is accelerated and the buyer's equitable interest in the property is forfeited.  The lender in this  situation is not required to foreclose in order to obtain title to the  property,  although in some cases a quiet title action is in order if the borrower  has filed the  installment  contract in local land  records and an ejectment  action may be necessary to recover possession.  In a few states,  particularly  in cases of borrower  default during the early years of an installment  contract,  the courts will permit  ejectment of the buyer and a  forfeiture  of his or her  interest in the  property.  However,  most state  legislatures  have enacted  provisions  by  analogy to  mortgage  law  protecting  borrowers  under  installment  contracts  from the harsh  consequences  of forfeiture.  Under these statutes,  a judicial or nonjudicial  foreclosure  may be required,  the lender may be required to give notice of default and the borrower may be granted some grace period during which the  installment  contract may be  reinstated  upon full payment of the defaulted  amount and the borrower may have a  post-foreclosure  statutory  redemption  right.  In other states,  courts in equity may permit a borrower with  significant  investment in the property under an installment  contract for the sale of real estate to share in the proceeds  of sale of the  property  after  the  indebtedness  is  repaid  or may  otherwise  refuse  to  enforce  the  forfeiture  clause.
Nevertheless,  the  lender's  procedures  for  obtaining  possession  and clear title under an  installment  contract in a given state are simpler and less time consuming and costly than are the  procedures for  foreclosing  and obtaining  clear title to a property  subject to one or more liens.

Applicability of Usury Laws

         Title V provides that state usury  limitations  shall not apply to some types of residential  first mortgage loans  originated by some lenders  after March  31,1980.  A similar  federal  statute was in effect with respect to mortgage  loans made during the first three months of 1980. The Office of Thrift  Supervision is authorized to issue rules and  regulations and to publish  interpretations  governing implementation of Title V. The statute  authorized any state to reimpose interest rate limits by adopting,  before April 1, 1983, a law or constitutional  provision which expressly rejects application of the federal law. In addition,  even where Title V is not so rejected, any state is authorized by the law to adopt a provision  limiting  discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits or to limit discount points or other charges.

         Title V also provides that,  subject to the following  conditions,  state usury  limitations  shall not apply to any loan that is secured by a first lien on some kinds of Manufactured  Housing.  Contracts would be covered if they satisfy  conditions  including,  among other things,  terms governing any  prepayments,  late charges and deferral fees and requiring a 30-day notice period prior to instituting any action  leading to  repossession  of or  foreclosure  with  respect to the  related  unit.  Title V  authorized  any state to reimpose limitations  on interest rates and finance  charges by adopting  before April 1,1983 a law or  constitutional  provision  which  expressly rejects  application of the federal law.  Fifteen states adopted this type of law prior to the April 1,1983  deadline.  In addition,  even where Title V was not so rejected,  any state is authorized by the law to adopt a provision  limiting  discount points or other charges on loans covered by Title V. In any state in which application of Title V was expressly  rejected or a provision  limiting discount points or other  charges has been  adopted,  no Contract  which  imposes  finance  charges or provides for  discount  points or charges in excess of permitted levels has been included in the trust fund.

         Usury limits apply to junior  mortgage  loans in many  states.  Any  applicable  usury  limits in effect at  origination  will be reflected in the maximum mortgage rates for ARM Loans, as set forth in the related prospectus supplement.

         As indicated above under "The Mortgage  Pools—Representations  by Sellers," each Seller of a mortgage loan will have  represented that the mortgage loan was originated in compliance  with then  applicable  state laws,  including  usury laws, in all material  respects.
However, the mortgage rates on the mortgage loans will be subject to applicable usury laws as in effect from time to time.

Alternative Mortgage Instruments

         Alternative  mortgage  instruments,  including  adjustable rate mortgage loans and early ownership mortgage loans,  originated by non-federally  chartered lenders  historically have been subjected to a variety of restrictions.  The restrictions  differed from state to state,  resulting in difficulties in determining  whether a particular  alternative  mortgage  instrument  originated by a state-chartered lender was in compliance with  applicable law. These  difficulties  were  alleviated  substantially  as a result of the enactment of Title
VIII.  Title VIII provides  that,  notwithstanding  any state law to the contrary,  (1)  state-chartered  banks may originate  alternative mortgage  instruments  in accordance  with  regulations  promulgated  by the  Comptroller  of the Currency with respect to  origination of alternative  mortgage instruments by national banks, (2) state-chartered  credit unions may originate  alternative mortgage instruments in accordance with regulations  promulgated by the National Credit Union  Administration with respect to origination of alternative  mortgage instruments by federal credit unions, and (3) all other non-federally chartered housing creditors,  including  state-chartered savings and loan  associations,  state-chartered  savings banks and mutual savings banks and mortgage  banking  companies,  may originate  alternative mortgage  instruments in accordance  with the  regulations  promulgated by the Federal Home Loan Bank Board,  predecessor to the Office of
Thrift Supervision,  with respect to origination of alternative mortgage instruments by federal savings and loan associations.  Title VIII provides  that any state may reject  applicability  of the  provisions  of Title VIII by  adopting,  prior to October 15,  1985,  a law or constitutional provision expressly rejecting the applicability of the provisions. Some states have taken this action.

Formaldehyde Litigation with Respect to Contracts

         A number of lawsuits are pending in the United  States  alleging  personal  injury from  exposure to the  chemical  formaldehyde, which is present in many building  materials,  including  components of manufactured  housing such as plywood  flooring and wall paneling.
Some of these lawsuits are pending against  manufacturers  of manufactured  housing,  suppliers of component parts, and related persons in the distribution process. The depositor is aware of a limited number of cases in which plaintiffs have won judgments in these lawsuits.

         Under the FTC Rule,  which is  described  above  under  "Consumer  Protection  Laws",  the  holder of any  Contract  secured by a
Manufactured Home with respect to which a formaldehyde  claim has been  successfully  asserted may be liable to the obligor for the amount paid by the obligor on the related  Contract and may be unable to collect  amounts still due under the  Contract.  In the event an obligor is  successful  in asserting  this claim,  the related  securityholders  could suffer a loss if (1) the related  Seller fails or cannot be required to repurchase the affected  Contract for a breach of  representation  and warranty and (2) the master  servicer,  servicer of the
Contract or the trustee were unsuccessful in asserting any claim of contribution or subornation on behalf of the  securityholders  against the  manufacturer  or other  persons who were  directly  liable to the plaintiff for the damages.  Typical  products  liability  insurance policies held by  manufacturers  and component  suppliers of manufactured  homes may not cover  liabilities  arising from  formaldehyde in manufactured  housing,  with the result that  recoveries  from these  manufacturers,  suppliers  or other  persons may be limited to their corporate assets without the benefit of insurance.

The Servicemembers Civil Relief Act

         Under the terms of the Relief Act, a mortgagor who enters  military  service after the  origination of the  mortgagor's  mortgage loan  (including a mortgagor who was in reserve status and is called to active duty after  origination of the mortgage  loan),  may not be charged interest  (including fees and charges) above an annual rate of 6% during the period of the mortgagor's active duty status,  unless a court orders  otherwise  upon  application of the lender.  The Relief Act applies to mortgagors  who are members of the Army,  Navy, Air
Force,  Marines,  National  Guard,  Reserves,  Coast  Guard,  and officers of the U.S.  Public  Health  Service  assigned to duty with the military.  Because the Relief Act applies to mortgagors who enter military  service,  including  reservists who are called to active duty, after  origination  of the related  mortgage  loan, no  information  can be provided as to the number of loans that may be affected by the
Relief Act. With respect to any mortgage loan subject to the Relief Act with an interest  rate in excess of 6% per annum,  application  of the Relief Act would  adversely  affect,  for an  indeterminate  period of time, the ability of the master servicer or servicer to collect full amounts of interest on that mortgage loan.  Any shortfall in interest  collections  resulting from the  application of the Relief Act or similar  legislation or regulations,  which would not be recoverable  from the related  mortgage loans,  would result in a reduction of the amounts  distributable  to the holders of the related  securities,  and would not be covered by advances by the master  servicer,  any servicer or other  entity or by any form of credit  enhancement  provided in  connection  with the related  series of  securities,  unless described in the  prospectus  supplement.  In  addition,  the Relief Act imposes  limitations  that would impair the ability of the master servicer or servicer to foreclose on an affected single family loan or enforce rights under a Contract  during the  mortgagor's  period of active duty status,  and,  under some  circumstances,  during an  additional  three month period  thereafter.  Thus, in the event that the
Relief Act or similar  legislation  or  regulations  applies to any mortgage loan which goes into default,  there may be delays in payment and losses on the related securities in connection therewith.  Any other interest shortfalls,  deferrals or forgiveness of payments on the mortgage loans  resulting from similar  legislation or regulations  may result in delays in payments or losses to  securityholders  of the related series.

         Certain  states have  enacted or may enact their own  versions  of the Relief Act which may  provide for more  enhanced  consumer protection provisions than those set forth in the Relief Act. The Relief Act may not preempt those state laws.

Forfeitures in Drug and RICO Proceedings

         Federal law provides that property owned by persons  convicted of  drug-related  crimes or of criminal  violations of RICO can be seized by the government if the property was used in, or purchased with the proceeds of, these crimes.  Under procedures  contained in the
Crime Control Act, the government  may seize the property even before  conviction.  The  government  must publish notice of the forfeiture proceeding  and may give notice to all parties  "known to have an alleged  interest in the  property",  including  the holders of mortgage loans.

         A lender may avoid  forfeiture  of its  interest in the  property if it  establishes  that:  (1) its  mortgage  was  executed and recorded  before  commission  of the crime upon which the  forfeiture  is based,  or (2) the lender was, at the time of  execution  of the mortgage,  "reasonably  without cause to believe" that the property was used in, or purchased  with the proceeds of,  illegal drug or RICO activities.

Junior Mortgages

         Some of the mortgage  loans may be secured by mortgages or deeds of trust which are junior to senior  mortgages or deeds of trust which are not part of the trust fund. The rights of the  securityholders,  as mortgagee under a junior mortgage,  are subordinate to those of the  mortgagee  under the  senior  mortgage,  including  the prior  rights of the senior  mortgagee  to receive  hazard  insurance  and condemnation  proceeds  and to cause  the  property  securing  the  mortgage  loan to be sold upon  default  of the  mortgagor,  which may extinguish  the junior  mortgagee's  lien unless the junior  mortgagee  asserts its  subordinate  interest in the property in  foreclosure litigation  and, in some cases,  either  reinitiates  or satisfies the defaulted  senior loan or loans.  A junior  mortgagee may satisfy a defaulted  senior loan in full or, in some states,  may cure the default and bring the senior loan current thereby  reinstating the senior loan, in either event  usually  adding the amounts  expended to the balance due on the junior loan. In most states,  absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior  mortgagee.  Where  applicable law or the terms of the senior  mortgage or deed of trust do not require  notice of default to the junior  mortgagee,  the lack of this notice may prevent the junior mortgagee from exercising any right to reinstate the loan which applicable law may provide.

         The standard  form of the mortgage or deed of trust used by most  institutional  lenders  confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation  proceedings,  and to apply the proceeds and awards to any  indebtedness  secured by the mortgage or deed of trust, in the order the mortgagee may determine.
Thus,  in the event  improvements  on the property are damaged or  destroyed  by fire or other  casualty,  or in the event the property is taken by condemnation,  the mortgagee or beneficiary  under underlying senior mortgages will have the prior right to collect any insurance proceeds  payable under a hazard  insurance  policy and any award of damages in connection with the  condemnation and to apply the same to the indebtedness  secured by the senior mortgages.  Proceeds in excess of the amount of senior mortgage  indebtedness,  in most cases, may be applied to the indebtedness of junior mortgages in the order of their priority.

         Another  provision  sometimes  found in the form of the mortgage or deed of trust used by  institutional  lenders  obligates  the mortgagor to pay before  delinquency all taxes and assessments on the property and, when due, all  encumbrances,  charges and liens on the property  which are prior to the  mortgage or deed of trust,  to provide and maintain  fire  insurance  on the  property,  to maintain and repair the property and not to commit or permit any waste  thereof,  and to appear in and defend any action or  proceeding  purporting  to affect  the  property  or the  rights of the  mortgagee  under the  mortgage.  Upon a failure of the  mortgagor  to  perform  any of these obligations,  the mortgagee or beneficiary is given the right under some mortgages or deeds of trust to perform the obligation  itself, at its election,  with the mortgagor  agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the  mortgagor.
All sums so expended by a senior mortgagee become part of the indebtedness secured by the senior mortgage.
Negative Amortization Loans

         A notable case decided by the United States Court of Appeals,  First Circuit,  held that state restrictions on the compounding of interest  are not  preempted by the  provisions  of the DIDMC and as a result,  a mortgage  loan that  provided for negative  amortization violated New  Hampshire's  requirement  that first mortgage  loans provide for  computation of interest on a simple  interest  basis.  The holding  was  limited to the effect of DIDMC on state laws  regarding  the  compounding  of  interest  and the court did not  address  the applicability of the Parity Act, which authorizes lender to make residential  mortgage loans that provide for negative  amortization.  The
First Circuit's  decision is binding  authority only on Federal District Courts in Maine, New Hampshire,  Massachusetts,  Rhode Island and
Puerto Rico.

                                                     FEDERAL INCOME TAX CONSEQUENCES

General

         The  following  discussion  is the opinion of Thacher  Proffitt & Wood llp,  Orrick,  Herrington  & Sutcliffe  LLP and  Greenberg
Traurig,  LLP counsel to the  depositor,  with respect to the  anticipated  material  federal  income tax  consequences  of the  purchase, ownership and  disposition of offered  securities  offered under this  prospectus and the prospectus  supplement  insofar as it relates to matters of law or legal conclusions with respect thereto.  This discussion is directed solely to securityholders  that hold the securities as capital  assets  within the meaning of Section  1221 of the Code and does not purport to discuss  all federal  income tax  consequences that may be applicable to the individual  circumstances  of particular  categories of investors,  some of which (such as banks,  insurance companies and foreign investors) may be subject special treatment under the Code. Further,  the authorities on which this discussion,  and the  opinion  referred  to  below,  are based are  subject  to change or  differing  interpretations,  which  could  apply  retroactively.
Prospective  investors  should note that no rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences  discussed  below,  and no assurance can be given that the IRS will not take contrary  positions.  Taxpayers and preparers of tax returns  (including  those filed by any REMIC or other issuer) should be aware that under applicable  Treasury  regulations a provider of advice on  specific  issues of law is not  considered  an income tax  return  preparer  unless the advice (1) is given with  respect to events that have occurred at the time the advice is rendered and is not given with respect to the  consequences of  contemplated  actions, and (2) is directly  relevant to the  determination  of an entry on a tax return.  Accordingly,  taxpayers are encouraged to consult their own tax  advisors  and tax return  preparers  regarding  the  preparation  of any item on a tax  return,  even where the  anticipated  tax treatment  has been  discussed in this  prospectus.  In addition to the federal  income tax  consequences  described  in this  prospectus, potential  investors are encouraged to consider the state and local tax consequences,  if any, of the purchase,  ownership and disposition of the securities. See "State and Other Tax Consequences" in this prospectus.

         The following discussion addresses securities of three general types:

1.       REMIC  Certificates  representing  interests in a trust fund, or a portion thereof,  that the REMIC  Administrator  will elect to have treated as one or more REMICs under the REMIC Provisions of the Code,

2.       notes representing indebtedness of a trust fund as to which no REMIC election will be made,

3.       Grantor Trust Certificates representing interests in a Grantor Trust Fund as to which no REMIC election will be made, and

4.       securities  representing an ownership interest in some or all of the assets included in the exchangeable  security trust fund for an ES Class.

The  prospectus  supplement for each series of  certificates  will indicate  whether a REMIC election (or elections)  will be made for the related trust fund and, if this election is to be made, will identify all "regular  interests" and "residual  interests" in the REMIC. For purposes of this tax discussion,  references to a  "securityholder,"  "certificateholder"  or a "holder" are to the beneficial  owner of a security or certificate, as the case may be.

         The  prospectus  supplement  for each series of securities  will indicate  which of the foregoing  treatments  will apply to that series.  In addition,  if a  Partnership  Structure is being used,  the tax treatment of such  structure  will be described in the related prospectus supplement.

         The following  discussion is based in part upon the OID  Regulations and in part upon REMIC  Regulations.  The OID Regulations do not adequately address issues relevant to securities such as the offered securities.  In some instances,  the OID Regulations provide that they are not applicable to securities such as the offered securities.

REMICS

         Classification  of REMICS.  On or prior to the date of the related  prospectus  supplement with respect to the proposed  issuance of each series of REMIC  Certificates,  any of Thacher Proffitt & Wood llp, Orrick,  Herrington & Sutcliffe LLP or Greenberg  Traurig LLP,
as counsel to the depositor,  or another law firm identified in the related prospectus  supplement,  will deliver its opinion generally to the effect  that,  assuming  compliance  with all  provisions  of the related  pooling and  servicing  agreement,  for federal  income tax purposes,  the related trust fund (or each applicable  portion  thereof) will qualify as a REMIC and the REMIC  Certificates  offered with respect  thereto will be considered to evidence  ownership of REMIC Regular  Certificates  or REMIC  Residual  Certificates  in that REMIC within the meaning of the REMIC Provisions.

         If an entity  electing  to be treated as a REMIC fails to comply  with one or more of the  ongoing  requirements  of the Code for status  as a REMIC  during  any  taxable  year,  the Code  provides  that the  entity  will not be  treated  as a REMIC  for that year and thereafter.  In that event, the entity may be taxable as a corporation under Treasury regulations,  and the related REMIC Certificates may not be accorded the status or given the tax treatment  described  below.  Although the Code  authorizes  the Treasury  Department to issue regulations  providing relief in the event of an inadvertent  termination of REMIC status, no such regulations have been issued.  Any such relief,  moreover,  may be accompanied  by sanctions,  such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the  requirements  for status as a REMIC are not  satisfied.  The pooling and servicing  agreement with respect to each REMIC will include provisions  designed to maintain the related trust fund's status as a REMIC under the REMIC Provisions.  It is not anticipated that the status of any trust fund as a REMIC will be inadvertently terminated.

         Characterization  of Investments in REMIC  Certificates.  In general,  the REMIC Certificates will be "real estate assets" within the meaning of Section  856(c)(4)(A) of the Code and assets  described in Section  7701(a)(19)(C)  of the Code in the same proportion that the assets of the REMIC underlying the certificates would be so treated.  Moreover,  if 95% or more of the assets of the REMIC qualify for any of the foregoing  treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding  status in their  entirety for that  calendar  year.  Interest  (including  original  issue  discount) on the REMIC Regular  Certificates  and income allocated to the class of REMIC Residual  Certificates will be interest  described in Section  856(c)(3)(B) of the Code to the extent that the  certificates  are treated as "real estate  assets"  within the meaning of Section  856(c)(4)(A)  of the Code. In addition,  the REMIC
Regular  Certificates will be "qualified  mortgages" within the meaning of Section  860G(a)(3) of the Code if transferred to another REMIC on its startup day in exchange for regular or residual  interests  therein.  The  determination as to the percentage of the REMIC's assets that constitute  assets  described in the foregoing  sections of the Code will be made with respect to each calendar  quarter based on the average adjusted basis of each category of the assets held by the REMIC during the calendar quarter.  The REMIC  Administrator will report those determinations to certificateholders in the manner and at the times required by applicable Treasury regulations.

         The assets of the REMIC will include,  in addition to mortgage  loans,  payments on mortgage loans held pending  distribution  on the REMIC  Certificates  and any property  acquired by foreclosure held pending sale, and may include amounts in reserve  accounts.  It is unclear whether  property  acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the mortgage loans, or whether the assets (to the extent not invested in assets described in the foregoing  sections)  otherwise would receive the same treatment as the mortgage loans for purposes of all of the Code sections  mentioned in the immediately  preceding  paragraph.  In addition,  in some instances  mortgage loans may not be treated entirely as assets described in the foregoing sections of the Code. If so, the related  prospectus  supplement  will  describe  the  mortgage  loans that may not be so treated.  The REMIC  Regulations  do provide, however,  that cash received from  payments on mortgage  loans held pending  distribution  is  considered  part of the mortgage  loans for purposes of Section  856(c)(4)(A)  of the Code.  Furthermore,  foreclosure  property  will qualify as "real estate  assets"  under Section
856(c)(4)(A) of the Code.

         Tiered REMIC Structures.  For some series of REMIC  Certificates,  two or more separate elections may be made to treat designated portions of the related  trust fund as REMICs for  federal  income tax  purposes.  As to each such  series of REMIC  Certificates,  in the opinion of counsel to the depositor,  assuming compliance with all provisions of the related pooling and servicing agreement,  each of the
REMICs in that trust fund will  qualify as a REMIC and the REMIC  Certificates  issued by these  REMICs  will be  considered  to  evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

         Solely for purposes of  determining  whether the REMIC  Certificates  will be "real estate  assets" within the meaning of Section
856(c)(4)(A)  of the Code, and "loans secured by an interest in real property" under Section  7701(a)(19)(C)  of the Code, and whether the income on the  certificates  is  interest  described  in Section  856(c)(3)(B)  of the Code,  all of the REMICs in that trust fund will be treated as one REMIC.

         Taxation of Owners of REMIC Regular Certificates.

         General.  Except as otherwise  stated in this  discussion,  REMIC  Regular  Certificates  will be treated for federal  income tax purposes as debt instruments  issued by the REMIC and not as ownership  interests in the REMIC or its assets.  Moreover,  holders of REMIC
Regular  Certificates  that  otherwise  report income under a cash method of accounting  will be required to report income with respect to
REMIC Regular Certificates under an accrual method.

         Original Issue Discount.  A REMIC Regular  Certificate may be issued with "original issue discount" within the meaning of Section
1273(a) of the Code. Any holder of a REMIC Regular  Certificate  issued with original issue discount generally will be required to include original  issue  discount in income as it accrues,  in accordance  with the "constant  yield" method  described  below,  in advance of the receipt of the cash  attributable to that income. In addition,  Section  1272(a)(6) of the Code provides special rules applicable to REMIC
Regular  Certificates  and some other debt  instruments  issued with original issue discount.  Regulations have not been issued under that section.

         The Code requires  that a reasonable  prepayment  assumption be used with respect to mortgage  loans held by a REMIC in computing the accrual of original  issue discount on REMIC Regular  Certificates  issued by that REMIC,  and that  adjustments be made in the amount and rate of accrual of that  discount to reflect  differences  between  the actual  prepayment  rate and the  prepayment  assumption.  The prepayment  assumption is to be determined in a manner  prescribed in Treasury  regulations;  as noted above,  those  regulations have not been issued.  The Committee  Report  indicates that the  regulations  will provide that the prepayment  assumption  used with respect to a
REMIC Regular Certificate must be the same as that used in pricing the initial offering of the REMIC Regular  Certificate.  The Prepayment
Assumption used in reporting  original issue discount for each series of REMIC Regular  Certificates will be consistent with this standard and will be disclosed in the related prospectus supplement.  However, none of the depositor,  the master servicer or the trustee will make any representation that the mortgage loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

         The  original  issue  discount,  if any, on a REMIC  Regular  Certificate  will be the excess of its stated  redemption  price at maturity over its issue price. The issue price of a particular class of REMIC Regular  Certificates  will be the first cash price at which a substantial amount of REMIC Regular  Certificates of that class is sold (excluding sales to bond houses,  brokers and underwriters).  If less than a substantial  amount of a particular class of REMIC Regular  Certificates is sold for cash on or prior to the Closing Date, the issue  price for that class will be the fair  market  value of that  class on the  Closing  Date.  Under the OID  Regulations,  the stated
redemption  price  of a REMIC  Regular  Certificate  is equal  to the  total of all  payments  to be made on the  certificate  other  than
"qualified stated interest." "Qualified stated interest" is interest that is unconditionally  payable at least annually (during the entire term of the instrument) at a single fixed rate, or at a "qualified  floating  rate," an "objective  rate," a combination of a single fixed rate and one or more "qualified  floating rates" or one "qualified inverse floating rate," or a combination of "qualified  floating rates"
that does not operate in a manner that accelerates or defers interest payments on the REMIC Regular Certificate.

         In the case of REMIC Regular  Certificates  bearing adjustable  interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the  characteristics of the REMIC Regular  Certificates.  If the original issue discount rules apply to the certificates in a particular series,  the related  prospectus  supplement will describe the manner in which these rules will be applied with  respect to the  certificates  in that series that bear an  adjustable  interest  rate in preparing information returns to the certificateholders and the IRS.

         The first interest  payment on a REMIC Regular  Certificate may be made more than one month after the date of issuance,  which is a period longer than the subsequent  monthly  intervals  between interest  payments.  Assuming the "accrual period" (as defined below) for original issue discount is each monthly period that ends on the day prior to each  distribution  date, in some cases,  as a consequence of this "long first  accrual  period,"  some or all interest  payments may be required to be included in the stated  redemption  price of the
REMIC Regular Certificate and accounted for as original issue discount.  Because interest on REMIC Regular  Certificates must in any event be accounted for under an accrual method,  applying this analysis would result in only a slight  difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

         In addition,  if the accrued interest to be paid on the first  distribution date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase  price paid for a REMIC Regular  Certificate  will reflect the accrued  interest.  In such cases,  information  returns to the  certificateholders  and the IRS will be based on the  position  that the portion of the purchase price paid for the  interest  accrued  with  respect to periods  prior to the Closing  Date is treated as part of the overall  cost of the
REMIC  Regular  Certificate  (and not as a separate  asset the cost of which is recovered  entirely  out of interest  received on the next distribution  date) and that portion of the interest  paid on the first  distribution  date in excess of interest  accrued for a number of days  corresponding  to the  number of days from the  Closing  Date to the first  distribution  date  should  be  included  in the  stated
redemption price of the REMIC Regular  Certificate.  However,  the OID Regulations  state that all or some portion of the accrued interest may be treated as a separate  asset the cost of which is recovered  entirely out of interest  paid on the first  distribution  date. It is unclear how an election to do so would be made under the OID  Regulations  and whether such an election  could be made  unilaterally  by a certificateholder.

         Notwithstanding  the general definition of original issue discount,  original issue discount on a REMIC Regular  Certificate will be considered to be de minimis if it is less than 0.25% of the stated  redemption  price of the REMIC  Regular  Certificate  multiplied by its weighted  average life.  For this purpose,  the weighted  average life of a REMIC  Regular  Certificate  is computed as the sum of the amounts determined,  as to each payment included in the stated redemption price of the REMIC Regular  Certificate,  by multiplying (1) the number of complete  years  (rounding  down for partial  years) from the issue date until that  payment is expected to be made  (presumably taking  into  account  the  Prepayment  Assumption)  by (2) a  fraction,  the  numerator  of which is the amount of the  payment,  and the denominator of which is the stated  redemption price at maturity of the REMIC Regular  Certificate.  Under the OID  Regulations,  original issue discount of only a de minimis amount (other than de minimis original issue discount  attributable to a so-called  "teaser"  interest rate or an initial  interest  holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of de minimis original issue discount  attributable to that certificate and a fraction,  the numerator of which is the amount of the principal  payment and the denominator of which is the outstanding  stated principal amount of the REMIC Regular  Certificate.  The
OID Regulations  also would permit a  certificateholder  to elect to accrue de minimis original issue discount into income currently based on a constant  yield method.  See  "REMICS—Taxation  of Owners of REMIC Regular  Certificates—Market  Discount" in this  prospectus  for a description of this election under the OID Regulations.

         If original issue  discount on a REMIC Regular  Certificate is in excess of a de minimis  amount,  the holder of the  certificate must include in ordinary  gross income the sum of the "daily  portions" of original issue discount for each day during its taxable year on which it held the REMIC Regular  Certificate,  including the purchase date but excluding the disposition  date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

         As to each "accrual  period,"  that is, each period that ends on a date that  corresponds  to the day prior to each  distribution date and begins on the first day following the immediately  preceding  accrual period (or in the case of the first such period,  begins on the Closing Date), a calculation  will be made of the portion of the original issue discount that accrued during the accrual  period.  The portion of original  issue  discount that accrues in any accrual  period will equal the excess,  if any, of (1) the sum of (a) the present value, as of the end of the accrual period, of all of the  distributions  remaining to be made on the REMIC Regular  Certificate,  if any, in future periods and (b) the  distributions  made on the REMIC Regular  Certificate  during the accrual period of amounts included in the stated redemption price,  over (2) the adjusted issue price of the REMIC Regular  Certificate at the beginning of the accrual period.  The present value of the remaining  distributions  referred to in the preceding sentence will be calculated (1) assuming that distributions on the REMIC  Regular  Certificate  will be received  in future  periods  based on the  mortgage  loans being  prepaid at a rate equal to the
Prepayment  Assumption,  (2) using a discount rate equal to the original yield to maturity of the  certificate and (3) taking into account events (including actual  prepayments) that have occurred before the close of the accrual period.  For these purposes,  the original yield to maturity of the certificate  will be calculated  based on its issue price and assuming that  distributions  on the certificate  will be made in all accrual  periods based on the mortgage  loans being prepaid at a rate equal to the Prepayment  Assumption.  The adjusted issue price of a REMIC Regular  Certificate at the beginning of any accrual period will equal the issue price of the  certificate,  increased by the aggregate  amount of original issue discount that accrued with respect to the  certificate  in prior accrual  periods,  and reduced by the amount of any  distributions  made on the certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount  accruing during any accrual period,  computed as described  above,  will be allocated  ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

         A subsequent  purchaser of a REMIC Regular  Certificate  that purchases a certificate  that is treated as having been issued with original issue discount at a cost (excluding any portion of the cost  attributable  to accrued  qualified  stated  interest) less than its remaining  stated  redemption  price will also be required to include in gross income the daily  portions of any original  issue  discount with respect to the  certificate.  However,  each such daily portion will be reduced,  if the cost of the  certificate is in excess of its
"adjusted  issue price," in proportion to the ratio the excess bears to the aggregate  original issue discount  remaining to be accrued on the REMIC  Regular  Certificate.  The  adjusted  issue  price of a REMIC  Regular  Certificate  on any given day equals the sum of (1) the adjusted  issue price (or, in the case of the first accrual  period,  the issue price) of the  certificate at the beginning of the accrual period which  includes  that day and (2) the daily  portions of original  issue  discount for all days during the accrual  period prior to that day.

         Market Discount. A certificateholder  that purchases a REMIC Regular Certificate at a market discount,  that is, in the case of a
REMIC Regular  Certificate  issued without original issue discount,  at a purchase price less than its remaining stated principal  amount, or in the case of a REMIC Regular  Certificate  issued with original  issue  discount,  at a purchase  price less than its adjusted  issue price will recognize gain upon receipt of each distribution  representing  stated  redemption price. In particular,  under Section 1276 of the Code such a certificateholder  generally will be required to allocate the portion of each distribution  representing stated redemption price  first to  accrued  market  discount  not  previously  included  in income,  and to  recognize  ordinary  income to that  extent.  A certificateholder  may elect to include market discount in income  currently as it accrues rather than including it on a deferred basis in accordance  with the foregoing.  If made, the election will apply to all market  discount  bonds acquired by the  certificateholder  on or after the first day of the first taxable year to which the election applies.  In addition,  the OID Regulations permit a certificateholder to elect to accrue all interest,  discount  (including de minimis market or original issue discount) in income,  and to amortize  premium, based on a constant yield method.  If such an election were made with respect to a REMIC Regular  Certificate  with market  discount,  the certificateholder  would be deemed to have made an election to include  currently market discount in income with respect to all other debt instruments  having  market  discount  that the  certificateholder  acquires  during  the  taxable  year of the  election  or  thereafter.
Similarly,  a  certificateholder  that made this election for a certificate  that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments  having  amortizable bond premium that the  certificateholder  owns or acquires.  See  "REMICS—Taxation  of Owners of REMIC Regular  Certificates—Premium"  below. Each of these elections to accrue interest, discount and premium with respect to a certificate on a constant yield method would be irrevocable, except with the approval of the IRS.

         However,  market  discount  with  respect to a REMIC  Regular  Certificate  will be  considered  to be de minimis for purposes of
Section  1276 of the Code if the  market  discount  is less than  0.25% of the  remaining  stated  redemption  price of the REMIC  Regular
Certificate  multiplied by the number of complete years to maturity  remaining  after the date of its purchase.  In interpreting a similar rule with respect to original issue discount on obligations  payable in  installments,  the OID Regulations  refer to the weighted average maturity of  obligations,  and it is likely that the same rule will be applied with  respect to market  discount,  presumably  taking into account the  Prepayment  Assumption.  If market  discount is treated as de minimis  under this rule,  it appears that the actual  discount would be treated in a manner similar to original issue discount of a de minimis amount.  See  "REMICS—Taxation  of Owners of REMIC Regular
Certificates—Original  Issue  Discount"  above.  This  treatment  would result in discount  being included in income at a slower rate than discount would be required to be included in income using the method described above.

         Section  1276(b)(3) of the Code specifically  authorizes the Treasury  Department to issue  regulations  providing for the method for accruing market discount on debt  instruments,  the principal of which is payable in more than one installment.  Until regulations are issued by the Treasury  Department,  the rules  described in the Committee  Report  apply.  The Committee  Report  indicates  that in each accrual period market discount on REMIC Regular  Certificates  should accrue,  at the  certificateholder's  option:  (1) on the basis of a constant yield method,  (2) in the case of a REMIC Regular  Certificate  issued without  original issue discount,  in an amount that bears the same ratio to the total  remaining  market  discount as the stated  interest  paid in the accrual  period bears to the total amount of stated interest  remaining to be paid on the REMIC Regular  Certificate as of the beginning of the accrual period, or (3) in the case of a
REMIC Regular  Certificate  issued with original  issue  discount,  in an amount that bears the same ratio to the total  remaining  market discount as the original  issue discount  accrued in the accrual period bears to the total original issue discount  remaining on the REMIC
Regular  Certificate at the beginning of the accrual  period.  Moreover,  the  Prepayment  Assumption  used in calculating  the accrual of original  issue  discount  is also used in  calculating  the  accrual of market  discount.  Because  the  regulations  referred to in this paragraph  have not been issued,  it is not possible to predict what effect these  regulations  might have on the tax treatment of a REMIC
Regular Certificate purchased at a discount in the secondary market.

         To the extent that REMIC Regular  Certificates  provide for monthly or other periodic  distributions  throughout  their term, the effect of these rules may be to require  market  discount to be includible in income at a rate that is not  significantly  slower than the rate at which  the  discount  would  accrue if it were  original  issue  discount.  Moreover,  in any  event a holder  of a REMIC  Regular
Certificate  generally will be required to treat a portion of any gain on the sale or exchange of the  certificate  as ordinary  income to the extent of the  market  discount  accrued to the date of  disposition  under one of the  foregoing  methods,  less any  accrued  market discount previously reported as ordinary income.

         Further,  under  Section  1277 of the Code a holder of a REMIC  Regular  Certificate  may be  required  to defer a portion of its interest  deductions  for the taxable year  attributable  to any  indebtedness  incurred or continued to purchase or carry a REMIC Regular
Certificate  purchased  with market  discount.  For these  purposes,  the de minimis rule  referred to above  applies.  Any such  deferred interest  expense  would not exceed the market  discount that accrues  during the taxable year and is, in general,  allowed as a deduction not later than the year in which the market  discount is includible in income.  If a holder  elects to include  market  discount in income currently  as it accrues on all market  discount  instruments  acquired by the holder in that  taxable  year or  thereafter,  the interest deferral rule described above will not apply.

         Premium.  A REMIC Regular  Certificate  purchased at a cost (excluding any portion of the cost  attributable to accrued qualified stated  interest)  greater than its remaining  stated  redemption  price will be considered to be purchased at a premium.  The holder of a
REMIC Regular  Certificate  may elect under Section 171 of the Code to amortize the premium under the constant  yield method over the life of the  certificate.  If made, the election will apply to all debt  instruments  having  amortizable  bond premium that the holder owns or subsequently  acquires.  Amortizable  premium will be treated as an offset to interest income on the related debt instrument,  rather than as a separate  interest  deduction.  The OID Regulations  also permit  certificateholders  to elect to include all interest,  discount and premium in income  based on a constant  yield  method,  further  treating  the  certificateholder  as having made the election to amortize premium generally. See "REMICS—Taxation of Owners of REMIC Regular  Certificates—Market  Discount" above. The Committee Report states that the same rules that apply to accrual of market  discount  (which  rules will  require use of a Prepayment  Assumption  in accruing  market discount with respect to REMIC Regular  Certificates  without regard to whether the  certificates  have original issue discount) will also apply in  amortizing  bond premium  under  Section 171 of the Code.  The use of an  assumption  that there will be no  prepayments  may be required.

         Realized  Losses.  Under Section 166 of the Code,  both corporate  holders of the REMIC Regular  Certificates  and  non-corporate holders of the REMIC  Regular  Certificates  that acquire the  certificates  in connection  with a trade or business  should be allowed to deduct, as ordinary losses,  any losses sustained during a taxable year in which their certificates  become wholly or partially  worthless as the result of one or more  realized  losses on the  mortgage  loans.  However,  it appears  that a  non-corporate  holder that does not acquire a REMIC  Regular  Certificate  in  connection  with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until the holder's  certificate  becomes wholly  worthless  (i.e.,  until its outstanding  principal  balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

         Each holder of a REMIC Regular  Certificate  will be required to accrue  interest and original issue discount with respect to the certificate,  without giving effect to any reductions in distributions  attributable to defaults or delinquencies on the mortgage loans or the certificate  underlying the REMIC  Certificates,  as the case may be, until it can be established  that the reduction  ultimately will not be recoverable.  As a result,  the amount of taxable income reported in any period by the holder of a REMIC Regular  Certificate could exceed the amount of economic income actually  realized by that holder in the period.  Although the holder of a REMIC Regular  Certificate eventually  will recognize a loss or reduction in income  attributable  to previously  accrued and included income that as the result of a realized loss  ultimately  will not be realized,  the law is unclear with respect to the timing and character of this loss or reduction in income.

         Taxation of Owners of REMIC Residual Certificates

         General.  Although  a REMIC is a  separate  entity  for  federal  income  tax  purposes,  a REMIC  generally  is not  subject  to entity-level  taxation,  except with regard to prohibited  transactions and some other  transactions.  See  "—Prohibited  Transactions and
Other Possible  REMIC Taxes" below.  Rather,  the taxable  income or net loss of a REMIC is generally  taken into account by the holder of the REMIC Residual  Certificates.  Accordingly,  the REMIC Residual  Certificates  will be subject to tax rules that differ  significantly from those that would  apply if the REMIC  Residual  Certificates  were  treated  for  federal  income tax  purposes  as direct  ownership interests in the mortgage loans or as debt instruments issued by the REMIC.

         A holder of a REMIC  Residual  Certificate  generally  will be  required to report its daily  portion of the  taxable  income or, subject to the  limitations  noted in this  discussion,  the net loss of the REMIC for each day during a calendar  quarter that the holder owned the REMIC Residual  Certificate.  For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year"  convention  unless otherwise  disclosed in the related  prospectus  supplement.  The daily amounts so allocated  will then be allocated  among the REMIC Residual  Certificateholders  in proportion  to their  respective  ownership  interests  on that day.  Any amount  included in the gross income or allowed as a loss of any
REMIC Residual  Certificateholder  by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be  determined  under  the rules  described  below in  "Taxable  Income  of the  REMIC"  and will be  taxable  to the REMIC  Residual
Certificateholders  without  regard to the  timing or amount of cash  distributions  by the  REMIC.  Ordinary  income  derived  from REMIC
Residual  Certificates  will be "portfolio  income" for purposes of the taxation of taxpayers  subject to limitations under Section 469 of the Code on the deductibility of "passive losses."

         A holder of a REMIC Residual  Certificate  that purchased the certificate  from a prior holder of that  certificate  also will be required to report on its  federal  income tax return  amounts  representing  its daily  share of the taxable  income (or net loss) of the
REMIC for each day that it holds the REMIC Residual  Certificate.  Those daily amounts  generally will equal the amounts of taxable income or net loss determined as described above.  The Committee  Report  indicates that some  modifications of the general rules may be made, by regulations,  legislation or otherwise to reduce (or increase) the income of a REMIC Residual  Certificateholder  that purchased the REMIC
Residual  Certificate  from a prior holder of the certificate at a price greater than (or less than) the adjusted basis (as defined below)
the REMIC Residual  Certificate would have had in the hands of an original holder of the certificate.  The REMIC Regulations,  however, do not provide for any such modifications.

         Any payments  received by a holder of a REMIC  Residual  Certificate  in connection  with the  acquisition  of the REMIC Residual
Certificate  will be taken into  account in  determining  the income of the holder for federal  income tax  purposes.  Although it appears likely that any of these payments  would be includible in income  immediately  upon its receipt,  the IRS might assert that these payments should be  included  in income  over time  according  to an  amortization  schedule  or  according  to some other  method.  Because of the uncertainty  concerning  the treatment of these  payments,  holders of REMIC  Residual  Certificates  are  encouraged to consult their tax advisors concerning the treatment of these payments for income tax purposes.

         The amount of income REMIC  Residual  Certificateholders  will be required to report (or the tax  liability  associated  with the income) may exceed the amount of cash distributions  received from the REMIC for the corresponding  period.  Consequently,  REMIC Residual
Certificateholders  should have other sources of funds  sufficient to pay any federal  income taxes due as a result of their  ownership of
REMIC  Residual  Certificates  or  unrelated  deductions  against  which  income may be offset,  subject to the rules  relating to "excess inclusions" and "noneconomic"  residual  interests  discussed below. The fact that the tax liability  associated with the income allocated to REMIC  Residual  Certificateholders  may  exceed the cash  distributions  received  by the REMIC  Residual  Certificateholders  for the
corresponding period may significantly  adversely affect the REMIC Residual  Certificateholders'  after-tax rate of return. This disparity between income and  distributions  may not be offset by  corresponding  losses or reductions of income  attributable to the REMIC Residual
Certificateholder  until  subsequent tax years and, then, may not be completely  offset due to changes in the Code, tax rates or character of the income or loss.

         Taxable  Income of the REMIC.  The taxable  income of the REMIC will equal the income from the mortgage loans and other assets of the REMIC plus any cancellation of indebtedness  income due to the allocation of realized losses to REMIC Regular  Certificates,  less the deductions  allowed to the REMIC for interest  (including  original  issue discount and reduced by any income from premium on issuance) on the REMIC Regular  Certificates (and any other class of REMIC Certificates  constituting  "regular  interests" in the REMIC not offered by the  prospectus),  amortization  of any premium on the mortgage  loans,  bad debt losses with respect to the mortgage loans and, except as described below, for servicing, administrative and other expenses.

         For purposes of determining  its taxable  income,  the REMIC will have an initial  aggregate basis in its assets equal to the sum of the issue prices of all REMIC  Certificates  (or, if a class of REMIC  Certificates is not sold  initially,  their fair market values).
The aggregate  basis will be allocated  among the mortgage loans and the other assets of the REMIC in proportion to their  respective fair market values.  The issue price of any offered REMIC  Certificates  will be determined in the manner  described above under  "—Taxation of
Owners of REMIC  Regular  Certificates—Original  Issue  Discount."  The issue price of a REMIC  Certificate  received  in exchange  for an interest in the  mortgage  loans or other  property  will equal the fair market  value of the  interests  in the  mortgage  loans or other property.  Accordingly,  if one or more classes of REMIC Certificates are retained initially rather than sold, the REMIC Administrator may be required to estimate the fair market value of the  interests  in order to  determine  the basis of the REMIC in the mortgage  loans and other property held by the REMIC.

         Subject to possible  application  of the de minimis rules,  the method of accrual by the REMIC of original issue discount  income and market  discount  income with respect to mortgage  loans that it holds will be  equivalent to the method for accruing  original  issue discount  income for holders of REMIC Regular  Certificates  (that is, under the constant  yield method taking into account the Prepayment
Assumption).  However,  a REMIC that acquires  loans at a market  discount  must include the market  discount in income  currently,  as it accrues, on a constant yield basis. See "—Taxation of Owners of REMIC Regular  Certificates"  above, which describes a method for accruing discount income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

         A mortgage loan will be deemed to have been  acquired  with  discount (or premium) to the extent that the REMIC's basis  therein, determined as described in the preceding  paragraph,  is less than (or greater than) its stated  redemption  price. Any such discount will be  includible  in the income of the REMIC as it accrues,  in advance of receipt of the cash  attributable  to the income,  under a method similar to the method  described  above for accruing  original issue discount on the REMIC Regular  Certificates.  It is anticipated  that each REMIC will elect under Section 171 of the Code to amortize any premium on the mortgage  loans.  Premium on any mortgage loan to which the election  applies may be amortized under a constant yield method,  presumably  taking into account a Prepayment  Assumption.  Further, such an election  would not apply to any mortgage loan  originated on or before  September 27, 1985.  Instead,  premium on such a mortgage loan should be allocated  among the principal  payments  thereon and be deductible by the REMIC as those  payments  become due or upon the prepayment of the mortgage loan.

         A REMIC  will be  allowed  deductions  for  interest  (including  original  issue  discount)  on the REMIC  Regular  Certificates
(including any other class of REMIC Certificates  constituting  "regular  interests" in the REMIC not offered by this prospectus) equal to the  deductions  that would be allowed if the REMIC Regular  Certificates  (including any other class of REMIC  Certificates  constituting
"regular  interests"  in the REMIC not offered by this  prospectus)  were  indebtedness  of the REMIC.  Original  issue  discount  will be considered  to accrue for this  purpose as  described  above  under  "—Taxation  of Owners of REMIC  Regular  certificates—Original  Issue
Discount," except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular  Certificates  (including any other class of REMIC  Certificates  constituting  "regular  interests" in the REMIC not offered by this prospectus)  described  therein will not apply.

         If a class of REMIC Regular  Certificates  is issued with Issue Premium,  the net amount of interest  deductions that are allowed the REMIC in each  taxable  year with respect to the REMIC  Regular  Certificates  of that class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year.  Although the matter is not entirely  clear, it is likely that Issue  Premium  would be  amortized  under a constant  yield method in a manner  analogous to the method of accruing  original issue discount described above under "—Taxation of Owners of REMIC Regular certificates—Original Issue Discount."

         As a general  rule,  the  taxable  income of a REMIC will be  determined  in the same  manner as if the REMIC were an  individual having the  calendar  year as its taxable year and using the accrual  method of  accounting.  However,  no item of income,  gain,  loss or deduction allocable to a prohibited  transaction will betaken into account. See "—Prohibited  Transactions and Other Possible REMIC Taxes"
below.  Further, the limitation on miscellaneous  itemized deductions imposed on individuals by Section 67 of the Code (which allows these deductions  only to the extent they exceed in the aggregate two percent of the  taxpayer's  adjusted  gross income) will not be applied at the  REMIC  level so that the  REMIC  will be  allowed  deductions  for  servicing,  administrative  and other  non-interest  expenses  in determining its taxable income.  All such expenses will be allocated as a separate item to the holders of REMIC  Certificates,  subject to the limitation of Section 67 of the Code. See "—Possible  Pass-Through  of  Miscellaneous  Itemized  Deductions"  below. If the deductions allowed to the REMIC  exceed its gross  income for a calendar  quarter,  the excess  will be the net loss for the REMIC for that  calendar quarter.

         Basis Rules, Net Losses and  Distributions.  The adjusted basis of a REMIC Residual  Certificate will be equal to the amount paid for the REMIC Residual  Certificate,  increased by amounts  included in the income of the REMIC Residual  Certificateholder  and decreased
(but not below zero) by distributions made, and by net losses allocated, to the REMIC Residual Certificateholder.

         A REMIC Residual  Certificateholder  is not allowed to take into account any net loss for any calendar  quarter to the extent the net loss exceeds the REMIC Residual  Certificateholder's  adjusted basis in its REMIC Residual Certificate as of the close of the calendar quarter  (determined  without  regard to the net loss).  Any loss that is not  currently  deductible by reason of this  limitation  may be carried forward  indefinitely to future calendar quarters and, subject to the same limitation,  may be used only to offset income from the
REMIC  Residual  Certificate.  The  ability of REMIC  Residual  Certificateholders  to deduct  net  losses  may be  subject to  additional limitations under the Code, as to which REMIC Residual Certificateholders are encouraged to consult their tax advisors.

         Any  distribution  on a REMIC Residual  Certificate  will be treated as a nontaxable  return of capital to the extent it does not exceed the holder's  adjusted  basis in the REMIC Residual  Certificate.  To the extent a  distribution  on a REMIC  Residual  Certificate exceeds  the  adjusted  basis,  it will be  treated as gain from the sale of the REMIC  Residual  Certificate.  Holders of REMIC  Residual
Certificates  may be entitled to  distributions  early in the term of the related  REMIC under  circumstances  in which their bases in the
REMIC Residual  Certificates  will not be  sufficiently  large that the  distributions  will be treated as nontaxable  returns of capital.
Their bases in the REMIC Residual  Certificates  will  initially  equal the amount paid for the REMIC  Residual  Certificates  and will be increased by their  allocable  shares of taxable income of the REMIC.  However,  these bases  increases may not occur until the end of the calendar  quarter,  or perhaps the end of the  calendar  year,  with respect to which the REMIC  taxable  income is allocated to the REMIC
Residual  Certificateholders.  To the extent the REMIC Residual  Certificateholders'  initial bases are less than the distributions to the
REMIC Residual  Certificateholders,  and increases in initial bases either occur after the  distributions  or (together with their initial bases)  are less than the  amount of the  distributions,  gain  will be  recognized  to the  REMIC  Residual  Certificateholders  on these distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

         The  effect  of  these  rules  is that a REMIC  Residual  Certificateholder  may  not  amortize  its  basis  in a REMIC  Residual
Certificate,  but may only recover its basis through distributions,  through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual  Certificate.  See "—Sales of REMIC Certificates"  below. For a discussion of possible  modifications of these rules that may require  adjustments to income of a holder of a REMIC Residual  Certificate other than an original holder in order to reflect any difference  between the cost of the REMIC Residual  Certificate to the REMIC Residual  Certificateholder  and the adjusted basis the REMIC
Residual  Certificate  would have in the hands of an original  holder,  see "—Taxation of Owners of REMIC  Residual  Certificates—General"
above.

         Excess  Inclusions.  Any "excess  inclusions" with respect to a REMIC Residual  Certificate will be subject to federal income tax in all events.  In general,  the "excess  inclusions"  with respect to a REMIC Residual  Certificate for any calendar  quarter will be the excess,  if any, of (1) the daily portions of REMIC taxable income  allocable to the REMIC  Residual  Certificate  over (2) the sum of the
"daily  accruals" (as defined  below) for each day during the quarter that the REMIC Residual  Certificate  was held by the REMIC Residual
Certificateholder.  The daily  accruals of a REMIC  Residual  Certificateholder  will be  determined  by  allocating  to each day during a calendar  quarter its ratable portion of the product of the "adjusted  issue price" of the REMIC Residual  Certificate at the beginning of the calendar  quarter and 120% of the "long-term  Federal rate" in effect on the Closing Date. For this purpose,  the adjusted issue price of a REMIC  Residual  Certificate  as of the  beginning  of any calendar  quarter  will be equal to the issue price of the REMIC  Residual
Certificate,  increased by the sum of the daily accruals for all prior  quarters and decreased  (but not below zero) by any  distributions made with  respect  to the REMIC  Residual  Certificate  before  the  beginning  of that  quarter.  The  issue  price of a REMIC  Residual
Certificate is the initial  offering price to the public  (excluding  bond houses and brokers) at which a substantial  amount of the REMIC
Residual  Certificates  were sold. The "long-term  Federal rate" is an average of current yields on Treasury  securities  with a remaining term of greater than nine years,  computed and  published  monthly by the IRS.  Although it has not done so, the Treasury has authority to issue  regulations  that would treat the entire amount of income  accruing on a REMIC Residual  Certificate as an excess  inclusion if the
REMIC Residual Certificates are not considered to have "significant value."

         For REMIC Residual Certificateholders,  an excess inclusion (1) will not be permitted to be offset by deductions,  losses or loss carryovers from other activities,  (2) will be treated as "unrelated business taxable income" to an otherwise tax-exempt  organization and
(3) will not be eligible for any rate  reduction  or  exemption  under any  applicable  tax treaty with  respect to the 30% United  States withholding  tax imposed on  distributions  to REMIC Residual  Certificateholders  that are foreign  investors.  See,  however,  "—Foreign investors in REMIC Certificates," below.

         Furthermore,  for  purposes  of the  alternative  minimum  tax,  excess  inclusions  will not be  permitted  to be  offset by the alternative  tax net  operating  loss  deduction  and  alternative  minimum  taxable  income  may not be less than the  taxpayer's  excess inclusions.  The latter rule has the effect of preventing  nonrefundable  tax credits from reducing the taxpayer's income tax to an amount lower than the tentative minimum tax on excess inclusions.

         In the case of any REMIC Residual  Certificates  held by a real estate  investment  trust, the aggregate  excess  inclusions with respect to the REMIC Residual  Certificates,  reduced (but not below zero) by the real estate  investment trust taxable income (within the meaning of Section  857(b)(2) of the Code,  excluding any net capital  gain),  will be allocated  among the  shareholders  of the trust in proportion  to the  dividends  received  by the  shareholders  from the trust,  and any amount so  allocated  will be treated as an excess inclusion  with respect to a REMIC Residual  Certificate as if held directly by the  shareholder.  Treasury  regulations  yet to be issued could apply a similar rule to regulated  investment  companies,  common trust funds and cooperatives;  the REMIC Regulations  currently do not address this subject.

         Noneconomic REMIC Residual  Certificates.  Under the REMIC Regulations,  transfers of "noneconomic"  REMIC Residual  Certificates will be disregarded  for all federal income tax purposes if "a significant  purpose of the transfer was to enable the transferor to impede the  assessment or collection of tax." If the transfer is  disregarded,  the purported  transferor  will continue to remain liable for any taxes due with  respect  to the income on the  "noneconomic"  REMIC  Residual  Certificate.  The REMIC  Regulations  provide  that a REMIC
Residual  Certificate is  non-economic  unless,  based on the Prepayment  Assumption and on any required or permitted  clean up calls,  or required  liquidation  provided for in the REMIC's  organizational  documents,  (1) the present value of the expected future distributions
(discounted  using the  "applicable  Federal  rate" for  obligations  whose  term ends on the close of the last  quarter  in which  excess inclusions  are expected to accrue with respect to the REMIC  Residual  Certificate,  which rate is computed and published  monthly by the
IRS) on the REMIC Residual  Certificate equals at least the present value of the expected tax on the anticipated  excess  inclusions,  and
(2) the transferor  reasonably expects that the transferee will receive  distributions  with respect to the REMIC Residual  Certificate at or after the time the  taxes  accrue on the  anticipated  excess  inclusions  in an  amount  sufficient  to  satisfy  the  accrued  taxes.
Accordingly,  all  transfers  of REMIC  Residual  Certificates  that may  constitute  noneconomic  residual  interests  will be subject to restrictions  under the terms of the related  pooling and  servicing  agreement  that are intended to reduce the  possibility  of any such transfer  being  disregarded.  These  restrictions  will require  each party to a transfer to provide an affidavit  that no purpose of the transfer is to impede the assessment or collection of tax,  including  representations  as to the financial  condition of the  prospective transferee,  as to which the  transferor  is also  required to make a reasonable  investigation  to determine  the  transferee's  historic payment of its debts and ability to continue to pay its debts as they come due in the future.  The IRS has issued final REMIC  regulations that add to the  conditions  necessary to assure that a transfer of a noneconomic  residual  interest  would be respected.  The additional conditions require that in order to qualify as a safe harbor transfer of a residual,  the transferee  represent that it will not cause the income "to be attributable to a foreign  permanent  establishment or fixed base (within the meaning of an applicable income tax treaty) of the  transferee or another U.S.  taxpayer" and either (i) the amount  received by the  transferee be no less on a present value basis than the present value of the net tax detriment  attributable  to holding the residual  interest  reduced by the present value of the projected payments to be received on the residual  interest or (ii) the transfer is to a domestic  taxable  corporation with specified large amounts of gross and net assets and that meets certain other  requirements  where  agreement is made that all future  transfers will be to taxable domestic corporations in transactions that qualify for the same "safe harbor" provision.  Eligibility for the safe harbor requires,  among other things,  that the facts and  circumstances  known to the transferor at the time of transfer not indicate to a reasonable person that the taxes with respect to the residual  interest will not be paid, with an unreasonably low cost for the transfer  specifically  mentioned as negating  eligibility.  The  regulations  generally  apply to transfers of residual  interests  occurring on or after February 4, 2000.
Prior to purchasing a REMIC Residual  Certificate,  prospective  purchasers are  encouraged to consider the  possibility  that a purported transfer of the REMIC Residual  Certificate  by such a purchaser to another  purchaser at some future day may be disregarded in accordance with the above described rules which would result in the retention of tax liability by that purchaser.

         The related  prospectus  supplement will disclose  whether offered REMIC Residual  Certificates  may be considered  "noneconomic"
residual  interests under the REMIC  Regulations;  provided,  however,  that any disclosure that a REMIC Residual  Certificate will not be considered  "noneconomic" will be based upon assumptions,  and the depositor will make no representation that a REMIC Residual Certificate will not be considered  "noneconomic"  for purposes of the  above-described  rules.  See "—Foreign  Investors in REMIC  Certificates—REMIC
Residual Certificates" below for additional restrictions applicable to transfers of REMIC Residual Certificates to foreign persons.

         On May 11, 2004, the IRS issued final  regulations  relating to the federal income tax treatment of "inducement fees" received by transferees of noneconomic  REMIC  residual  interests.  The  regulations  provide tax accounting  rules for the inclusion of such fees in income over an appropriate  period,  and clarify that inducement fees represent income from sources within the United States.  These rules apply to  taxable  years  ending on or after May 11,  2004.  On the same date,  the IRS  issued  administrative  guidance  addressing  the procedures  by which  transferees  of such REMIC  residual  interests  may obtain  consent  to change the method of  accounting  for REMIC inducement  fee income to one of the methods  provided in the  regulations.  Prospective  purchasers of REMIC  Residual  Certificates  are encouraged to consult with their tax advisors regarding the effect of these regulations and the related administrative guidance.

         Mark-to-Market  Rules.  In general,  all  securities  owned by a dealer,  except to the extent  that the dealer has  specifically identified a security as held for  investment,  must be marked to market in accordance  with the applicable Code provision and the related regulations.  However,  the IRS has issued  regulations  which  provide  that for  purposes of this  mark-to-market  requirement,  a REMIC
Residual Certificate is not treated as a security and thus may not be marked to market.

         Possible  Pass-Through  of  Miscellaneous  Itemized  Deductions.  Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual  Certificates.  The applicable Treasury regulations  indicate,  however, that in the case of a REMIC that is similar to a single class  grantor  trust,  all or a portion of these fees and expenses  should be allocated to the holders of the related REMIC Regular Certificates.  Except as stated in the related prospectus  supplement,  these fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

         With respect to REMIC  Residual  Certificates  or REMIC Regular  Certificates  the holders of which receive an allocation of fees and expenses in accordance  with the preceding  discussion,  if any holder thereof is an individual,  estate or trust,  or a "pass-through entity"  beneficially owned by one or more individuals,  estates or trusts,  (1) an amount equal to the individual's,  estate's or trust's share of the fees and expenses  will be added to the gross  income of the holder and (2) the  individual's,  estate's or trust's  share of the fees and expenses will be treated as a  miscellaneous  itemized  deduction  allowable  subject to the  limitation of Section 67 of the
Code, which permits these deductions only to the extent they exceed in the aggregate two percent of taxpayer's  adjusted gross income.  In addition,  Section 68 of the Code provides that the amount of itemized  deductions  otherwise  allowable for an individual  whose adjusted gross income exceeds a specified  amount will be reduced by the lesser of (1) 3% of the excess of the  individual's  adjusted gross income over the amount or (2) 80% of the amount of itemized  deductions  otherwise  allowable  for the  taxable  year.  The amount of  additional taxable income reportable by REMIC  Certificateholders  that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial.  Furthermore,  in determining the alternative  minimum taxable income of such a holder of a REMIC  Certificate that is an  individual,  estate or trust,  or a  "pass-through  entity"  beneficially  owned by one or more  individuals,  estates or  trusts,  no deduction will be allowed for the holder's allocable portion of servicing fees and other  miscellaneous  itemized deductions of the REMIC, even though an amount equal to the amount of the fees and other  deductions  will be included in the holder's  gross income.  Accordingly, these REMIC Certificates may not be appropriate  investments for individuals,  estates, or trusts, or pass-through  entities  beneficially owned by one or more  individuals,  estates or trusts.  Prospective  investors are  encouraged to consult with their tax advisors prior to making an investment in the certificates.

         Sales of REMIC Certificates.  If a REMIC Certificate is sold, the selling  Certificateholder will recognize gain or loss equal to the  difference  between the amount  realized on the sale and its adjusted basis in the REMIC  Certificate.  The adjusted basis of a REMIC
Regular  Certificate  generally  will  equal the cost of the REMIC  Regular  Certificate  to the  certificateholder,  increased  by income reported by the  certificateholder  with respect to the REMIC Regular  Certificate  (including original issue discount and market discount income) and reduced (but not below zero) by distributions on the REMIC Regular Certificate  received by the  certificateholder  and by any amortized  premium.  The adjusted  basis of a REMIC Residual  Certificate  will be determined as described  under  "—Taxation of Owners of
REMIC Residual  Certificates—Basis  Rules,  Net Losses and  Distributions"  in this  prospectus.  Except as provided in the following four paragraphs,  any such gain or loss will be capital gain or loss,  provided the REMIC  Certificate  is held as a capital asset  (generally, property held for investment) within the meaning of Section 1221 of the Code.

         Gain from the sale of a REMIC  Regular  Certificate  that might  otherwise be capital gain will be treated as ordinary  income to the extent the gain does not exceed the excess,  if any, of (1) the amount that would have been  includible  in the  seller's  income with respect to the REMIC Regular  Certificate  assuming  that income had accrued  thereon at a rate equal to 110% of the  "applicable  Federal rate"  (generally,  a rate based on an average  of current  yields on  Treasury  securities  having a maturity  comparable  to that of the certificate  based on the application of the Prepayment  Assumption  applicable to the  certificate,  which rate is computed and published monthly by the IRS),  determined  as of the date of  purchase of the REMIC  Regular  Certificate,  over (2) the amount of ordinary  income actually  includible in the seller's income prior to the sale. In addition,  gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased the REMIC Regular  Certificate at a market  discount will be taxable as ordinary  income in an amount not exceeding the portion of the discount that accrued during the period the REMIC  Certificate  was held by the holder,  reduced by any market discount included  in  income  under the  rules  described  above  under  "—Taxation  of  Owners  of REMIC  Regular  Certificates—Market  Discount"
and"—Premium."

         REMIC  Certificates  will be "evidences  of  indebtedness"  within the meaning of Section  582(c)(1) of the Code, so that gain or loss  recognized  from the sale of a REMIC  Certificate  by a bank or thrift  institution  to which this section  applies will be ordinary income or loss.

         A portion of any gain from the sale of a REMIC  Regular  Certificate  that  might  otherwise  be  capital  gain may be treated as ordinary  income to the extent that the  certificate is held as part of a "conversion  transaction"  within the meaning of Section 1258 of the Code.  A  conversion  transaction  generally  is one in which the  taxpayer  has taken two or more  positions  in the same or  similar property that reduce or eliminate  market risk, if  substantially  all of the taxpayer's  return is  attributable to the time value of the taxpayer's  net investment in the  transaction.  The amount of gain so realized in a conversion  transaction  that is  recharacterized  as ordinary  income  generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate  "applicable  Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion  transaction,  subject to  appropriate  reduction  for prior  inclusion  of interest and other  ordinary  income items from the transaction.

         Finally,  a taxpayer may elect to have net capital gain taxed at ordinary  income rates rather than capital  gains rates in order to include the net capital gain in total net  investment  income for the taxable year,  for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.
         Except as may be provided in Treasury  regulations  yet to be issued,  if the seller of a REMIC Residual  Certificate  reacquires the REMIC Residual  Certificate,  or acquires any other residual  interest in a REMIC or any similar interest in a "taxable mortgage pool"
(as defined in Section 7701(i) of the Code) during the period  beginning six months before,  and ending six months after,  the date of the sale,  such sale will be subject to the "wash  sale" rules of Section  1091 of the Code.  In that  event,  any loss  realized by the REMIC
Residual  Certificateholder  on the sale will not be  deductible,  but  instead  will be added to the REMIC  Residual  Certificateholder's adjusted basis in the newly-acquired asset.

         Losses on the sale of a REMIC  Residual  Certificate  in excess of a threshold  amount  (which amount could need to be aggregated with  similar or previous  losses) may require  disclosure  of such loss on an IRS Form 8886.  Investors  are  encouraged  to consult with their tax advisors as to the need to file such form.

         Prohibited  Transactions  and Other  Possible  REMIC Taxes.  In the event a REMIC engages in a prohibited  transaction,  the Code imposes a 100% tax on the income derived by the REMIC from the prohibited  transaction.  In general,  subject to specified  exceptions,  a prohibited  transaction  means the disposition of a mortgage loan, the receipt of income from a source other than a mortgage loan or other permitted  investments,  the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the mortgage loans for temporary  investment  pending  distribution on the REMIC  Certificates.  It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

         In addition,  a  contribution  to a REMIC made after the day on which the REMIC issues all of its  interests  could result in the imposition  on the REMIC of a tax equal to 100% of the value of the  contributed  property.  Each  pooling and  servicing  agreement  will include provisions designed to prevent the acceptance of any contributions that would be subject to this tax.

         REMICs  also are  subject  to federal  income tax at the  highest  corporate  rate on "net  income  from  foreclosure  property,"
determined by reference to the rules applicable to real estate investment trusts.  "Net income from foreclosure  property" generally means gain from the sale of a foreclosure  property that is inventory property and gross income from foreclosure  property other than qualifying rents and other  qualifying  income for a real estate  investment  trust. It is not anticipated  that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

         To the extent  permitted  by then  applicable  laws,  any tax  resulting  from a prohibited  transaction,  tax  resulting  from a contribution  made after the Closing Date,  tax on "net income from  foreclosure  property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related  master  servicer or trustee in either case out of its own funds,  provided  that the master servicer or the trustee,  as the case may be, has sufficient  assets to do so, and provided  further that the tax arises out of a breach of the master  servicer's or the trustee's  obligations,  as the case may be, under the related  pooling and servicing  agreement and in respect of compliance with applicable  laws and  regulations.  Any such tax not borne by the master servicer or the trustee will be charged against the related trust fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

         Tax and Restrictions on Transfers of REMIC Residual  Certificates to Certain  Organizations.  If a REMIC Residual  Certificate is
transferred  to a  "disqualified  organization"  (as  defined  below),  a tax would be  imposed in an amount  (determined  under the REMIC
Regulations)  equal to the product of (1) the present value  (discounted  using the "applicable  Federal rate" for obligations  whose term ends on the close of the last quarter in which excess  inclusions are expected to accrue with respect to the REMIC  Residual  Certificate, which rate is computed and published  monthly by the IRS) of the total  anticipated  excess  inclusions with respect to the REMIC Residual
Certificate  for periods  after the  transfer  and (2) the highest  marginal  federal  income tax rate  applicable  to  corporations.  The anticipated  excess  inclusions must be determined as of the date that the REMIC Residual  Certificate is transferred and must be based on events that have  occurred up to the time of the  transfer,  the  Prepayment  Assumption  and any required or permitted  clean up calls or required  liquidation  provided for in the REMIC's  organizational  documents.  Such a tax generally would be imposed on the transferor of the REMIC  Residual  Certificate,  except  that where the  transfer  is through an agent for a  disqualified  organization,  the tax would instead be imposed on the agent.  However,  a  transferor  of a REMIC  Residual  Certificate  would in no event be liable for the tax with respect to a transfer if the transferee  furnishes to the  transferor an affidavit that the transferee is not a disqualified  organization and, as of the time of the transfer,  the transferor does not have actual knowledge that the affidavit is false.  Moreover, an entity will not qualify as a REMIC  unless there are  reasonable  arrangements  designed to ensure that (1)  residual  interests in the entity are not held by  disqualified  organizations  and (2)  information  necessary for the  application of the tax described in this prospectus will be made  available.  Restrictions  on the  transfer  of REMIC  Residual  Certificates  and other  provisions  that are  intended to meet this requirement  will be included in the pooling and  servicing  agreement,  and will be  discussed  more fully in any  prospectus  supplement relating to the offering of any REMIC Residual Certificate.

         In  addition,  if a  "pass-through  entity" (as defined  below)  includes in income  excess  inclusions  with  respect to a REMIC
Residual  Certificate,  and a disqualified  organization is the record holder of an interest in the entity,  then a tax will be imposed on the entity  equal to the product of (1) the amount of excess  inclusions  on the REMIC  Residual  Certificate  that are  allocable  to the interest in the  pass-through  entity held by the  disqualified  organization and (2) the highest marginal federal income tax rate imposed on corporations.  A pass-through  entity will not be subject to this tax for any period,  however, if each record holder of an interest in the pass-through  entity  furnishes to the pass-through  entity (1) the holder's social security number and a statement under penalties of perjury that the social security  number is that of the  recordholder or (2) a statement under penalties of perjury that the record holder is not a disqualified  organization.  For taxable years beginning after December 31,1997,  notwithstanding the preceding two sentences, in the case of a REMIC Residual  Certificate held by an "electing large  partnership,"  all interests in the partnership  shall be treated as held by disqualified  organizations  (without regard to whether the record holders of the partnership furnish statements  described in the preceding  sentence)  and the amount that is subject to tax under the second  preceding  sentence is excluded from the gross income of the partnership allocated to the partners (in lieu of allocating to the partners a deduction for the tax paid by the partnership).

         For these purposes, a "disqualified organization" means:

1.       the United States, any State or political  subdivision thereof, any foreign government,  any international  organization,  or any agency or  instrumentality  of the foregoing (but would not include  instrumentalities  described in Section  168(h)(2)(D)  of the Code or
Freddie Mac),

2.       any organization  (other than a cooperative  described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code,

3.       any organization described in Section 1381(a)(2)(C) of the Code, or

4.       an electing large partnership within the meaning of Section 775 of the Code.

For these purposes, a "pass-through  entity" means any regulated investment company,  real estate investment trust, trust,  partnership or certain other entities  described in Section  860E(e)(6) of the Code. In addition,  a person holding an interest in a pass-through  entity as a nominee for another person will, with respect to the interest, be treated as a pass-through entity.

         Termination.  A REMIC will terminate  immediately after the distribution date following receipt by the REMIC of the final payment in  respect  of the  mortgage  loans or upon a sale of the  REMIC's  assets  following  the  adoption  by the REMIC of a plan of  complete liquidation.  The last  distribution on a REMIC Regular  Certificate will be treated as a payment in retirement of a debt  instrument.  In the case of a REMIC Residual  Certificate,  if the last  distribution  on the REMIC  Residual  Certificate is less than the REMIC Residual
Certificateholder's  adjusted basis in the certificate,  the REMIC Residual Certificateholder should (but may not) be treated as realizing a loss equal to the amount of the difference, and the loss may be treated as a capital loss.

         Reporting and Other Administrative Matters.  Solely for purposes of the administrative  provisions of the Code, the REMIC will be treated as a partnership  and REMIC  Residual  Certificateholders  will be treated as partners.  The REMIC  Administrator  (or other party described in the related  prospectus  supplement) will file REMIC federal income tax returns on behalf of the related REMIC, and under the terms of the related Agreement will either (1) be irrevocably  appointed by the holders of the largest percentage  interest in the related
REMIC  Residual  Certificates  as their agent to perform all of the duties of the "tax  matters  person"  with respect to the REMIC in all respects or (2) will be  designated  as and will act as the "tax matters  person"  with  respect to the related  REMIC in all respects and will hold at least a nominal amount of REMIC Residual Certificates.

         The REMIC  Administrator,  as the tax matters person or as agent for the tax matters person,  subject to notice  requirements and various  restrictions  and  limitations,  generally  will  have the  authority  to act on  behalf  of the  REMIC  and the  REMIC  Residual
Certificateholders  in connection with the  administrative and judicial review of items of income,  deduction,  gain or loss of the REMIC, as well as the  REMIC's  classification.  REMIC  Residual  Certificateholders  generally  will be  required  to report  these  REMIC items consistently with their treatment on the REMIC's tax return and may in some  circumstances be bound by a settlement  agreement between the
REMIC  Administrator,  as either tax matters  person or as agent for the tax matters  person,  and the IRS concerning any such REMIC item.
Adjustments made to the REMIC tax return may require a REMIC Residual  Certificateholder to make corresponding  adjustments on its return, and an audit of the REMIC's tax return,  or the  adjustments  resulting  from such an audit,  could result in an audit of a REMIC Residual
Certificateholder's  return.  Any person  that holds a REMIC  Residual  Certificate  as a nominee  for  another  person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of the person and other information.

         Reporting of interest  income,  including any original issue  discount,  with respect to REMIC Regular  Certificates  is required annually,  and may be required more frequently under Treasury regulations.  These information reports generally are required to be sent to individual  holders of REMIC  Regular  Interests  and the IRS;  holders  of REMIC  Regular  Certificates  that are  corporations,  trusts, securities  dealers and some other  non-individuals  will be provided  interest and original issue  discount  income  information  and the information set forth in the following  paragraph upon request in accordance  with the  requirements  of the applicable  regulations.  The information  must be provided by the later of 30 days after the end of the quarter for which the information  was requested,  or two weeks after the receipt of the request.  The REMIC must also comply with rules requiring a REMIC Regular  Certificate issued with original issue discount to disclose the  information to the IRS.  Reporting with respect to the REMIC Residual  Certificates,  including  income,  excess inclusions,  investment  expenses and relevant  information  regarding  qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

         As  applicable,  the REMIC Regular  Certificate  information  reports will include a statement of the adjusted issue price of the
REMIC  Regular  Certificate  at the  beginning  of each accrual  period.  In addition,  the reports will include  information  required by regulations with respect to computing the accrual of any market discount.  Because exact  computation of the accrual of market discount on a constant  yield  method  would  require  information  relating  to the  holder's  purchase  price that the REMIC may not have,  Treasury regulations  only require that  information  pertaining to the appropriate  proportionate  method of accruing market discount be provided.
See "REMICS—Taxation of Owners of REMIC Regular certificates—Market Discount" in this prospectus.

         The  responsibility  for complying with the foregoing  reporting  rules will be borne by the REMIC  Administrator  or other party designated in the related prospectus supplement.

         Backup Withholding With Respect to REMIC Certificates.  Payments of interest and principal,  as well as payments of proceeds from the sale of REMIC  Certificates,  may be subject to the "backup  withholding  tax" under  Section  3406 of the Code if  recipients  of the payments  fail to furnish to the payor  certain  information,  including  their  taxpayer  identification  numbers,  or otherwise  fail to establish an exemption from the backup  withholding  tax. Any amounts  deducted and withheld from a distribution  to a recipient  would be allowed as a credit  against the  recipient's  federal  income tax.  Furthermore,  penalties  may be imposed by the IRS on a recipient  of payments that is required to supply information but that does not do so in the proper manner.

         Foreign  Investors  in REMIC  Certificates.  A REMIC  Regular  Certificateholder  that is not a United  States  person and is not subject to federal  income tax as a result of any direct or indirect  connection  to the United  States in addition to its  ownership of a
REMIC Regular  Certificate  will not be subject to United States federal income or withholding tax in respect of a distribution on a REMIC
Regular Certificate,  provided that the holder complies to the extent necessary with identification requirements,  including delivery of a statement,  signed by the  certificateholder  under  penalties of perjury,  certifying that the  certificateholder  is not a United States person and  providing  the name and address of the  certificateholder.  This  statement is  generally  made on IRS Form W-8BEN and must be updated whenever required  information has changed or within 3 calendar years after the statement is first delivered.  It is possible that the IRS may assert  that the  foregoing  tax  exemption  should not apply with  respect  to a REMIC  Regular  Certificate  held by a REMIC
Residual  Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual  Certificates.  If the holder does not qualify for exemption,  distributions of interest,  including distributions in respect of accrued original issue discount, to the holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

         Special rules apply to partnerships,  estates and trusts,  and in certain  circumstances  certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof.

         In addition,  in certain  circumstances the foregoing rules will not apply to exempt a United States  shareholder of a controlled foreign corporation from taxation on the United States  shareholder's  allocable portion of the interest income received by the controlled foreign corporation.

         Further,  it appears that a REMIC Regular  Certificate  would not be included in the estate of a non- resident  alien  individual and would not be  subject  to United  States  estate  taxes.  However,  certificateholders  who are  non-resident  alien  individuals  are encouraged to consult their tax advisors concerning this question.

         Except as stated in the related  prospectus  supplement,  transfers of REMIC  Residual  Certificates  to  investors  that are not
United States persons will be prohibited under the related pooling and servicing agreement.

Notes

         On or prior to the date of the related  prospectus  supplement with respect to the proposed issuance of each series of notes, any of Thacher Proffitt & Wood llp, Orrick,  Herrington & Sutcliffe LLP or Greenberg  Traurig LLP as counsel to the depositor,  or another law firm  identified  in the related  prospectus  supplement,  will  deliver  its opinion to the effect  that,  assuming  compliance  with all provisions of the  indenture,  owner trust  agreement and other related  documents,  for federal income tax purposes (1) the notes will be treated as indebtedness and (2) the Issuing Entity,  as created  pursuant to the terms and conditions of the owner trust  agreement,  will not be  characterized  as an association  (or publicly  traded  partnership)  taxable as a corporation or as a taxable  mortgage pool. For purposes of this tax discussion, references to a "noteholder" or a "holder" are to the beneficial owner of a note.

         Status as Real Property Loans

         Notes  held by a domestic  building  and loan  association  will not  constitute  "loans . . .  secured  by an  interest  in real property"  within the meaning of Code section  7701(a)(19)(C)(v);  notes held by a real estate  investment trust will not constitute "real estate  assets"  within the meaning of Code section  856(c)(4)(A),  and interest on notes will not be considered  "interest on obligations secured by mortgages on real property" within the meaning of Code section 856(c)(3)(B).

         Taxation of Noteholders

         Notes  generally  will be subject to the same rules of taxation as REMIC  Regular  Certificates  issued by a REMIC,  as described above,  except that (1) income  reportable on any notes issued  without  original  issue discount is not required to be reported under the accrual  method  unless the holder  otherwise  uses the accrual  method and (2) the special rule treating a portion of the gain on sale or exchange of a REMIC Regular  Certificate  that does not exceed a specified  amount as ordinary income is  inapplicable  to the notes.  See
"REMICS—Taxation of Owners of REMIC Regular Certificates" and "—Sales of REMIC Certificates" in this prospectus.

Grantor Trust Funds

         Classification  of  Grantor  Trust  Funds.  On or prior to the date of the  related  prospectus  supplement  with  respect to the proposed  issuance of each series of Grantor Trust  Certificates,  any of Thacher Proffitt & Wood llp, Orrick,  Herrington & Sutcliffe LLP
or Greenberg Traurig LLP, as counsel to the depositor,  or another law firm identified in the related prospectus supplement,  will deliver its opinion  generally to the effect that,  assuming  compliance with all provisions of the related pooling and servicing  agreement,  the related  Grantor  Trust Fund will be  classified  as a grantor  trust under subpart E, part I of subchapter J of Chapter 1 of the Code and not as a partnership or an association taxable as a corporation.

         Characterization of Investments in Grantor Trust Certificates.

         Grantor  Trust  Fractional  Interest  Certificates.  In the case of Grantor Trust  Fractional  Interest  Certificates,  except as disclosed  in the related  prospectus  supplement,  counsel to the  depositor  will deliver an opinion  that,  in general,  Grantor  Trust
Fractional  Interest  Certificates  will  represent  interests  in (1) "loans . . . secured by an  interest in real  property"  within the meaning of Section  7701(a)(19)(C)(v) of the Code; (2) "obligation[s]  (including any participation or Certificate of beneficial ownership therein) which [are]  principally  secured by an interest in real property" within the meaning of Section  860G(a)(3) of the Code; and (3)
"real estate  assets"  within the meaning of Section  856(c)(4)(A)  of the Code.  In addition,  counsel to the  depositor  will deliver an opinion that interest on Grantor Trust Fractional  Interest  Certificates  will to the same extent be considered  "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

         Grantor  Trust Strip  Certificates.  Even if Grantor  Trust  Strip  Certificates  evidence  an  interest in a Grantor  Trust Fund consisting  of  mortgage  loans  that  are  "loans  . . .  secured  by an  interest  in real  property"  within  the  meaning  of  Section
7701(a)(19)(C)(v)  of the Code,  and "real estate  assets"  within the meaning of Section  856(c)(4)(A)  of the Code,  and the interest on which is "interest on obligations  secured by mortgages on real property"  within the meaning of Section  856(c)(3)(B)  of the Code, it is unclear  whether the Grantor  Trust  Strip  Certificates,  and the income  therefrom,  will be so  characterized.  However,  the  policies underlying  these  sections  (namely,  to  encourage  or require  investments  in mortgage  loans by thrift  institutions  and real estate investment trusts) may suggest that this  characterization is appropriate.  Counsel to the depositor will not deliver any opinion on these questions.  Prospective  purchasers to which the  characterization  of an investment in Grantor Trust Strip  Certificates  is material are encouraged to consult their tax advisors  regarding whether the Grantor Trust Strip  Certificates,  and the income  therefrom,  will be so characterized.

         The Grantor Trust Strip Certificates will be "obligation[s]  (including any participation or Certificate of beneficial  ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code.

         Taxation  of Owners of  Grantor  Trust  Fractional  Interest  Certificates.  Holders  of a  particular  series of  Grantor  Trust
Fractional  Interest  Certificates  generally  will be required to report on their  federal  income tax returns their shares of the entire income from the mortgage  loans  (including  amounts used to pay  reasonable  servicing  fees and other  expenses) and will be entitled to deduct their shares of any such reasonable  servicing fees and other  expenses.  Because of stripped  interests,  market or original issue discount,  or  premium,  the  amount  includible  in income on account  of a Grantor  Trust  Fractional  Interest  Certificate  may differ significantly  from the amount  distributable  thereon  representing  interest on the mortgage  loans.  Under  Section 67 of the Code,  an individual,  estate or trust holding a Grantor Trust Fractional Interest Certificate  directly or through some pass-through  entities will be  allowed  a  deduction  for the  reasonable  servicing  fees and  expenses  only to the  extent  that  the  aggregate  of the  holder's miscellaneous  itemized  deductions  exceeds two percent of the  holder's  adjusted  gross  income.  In  addition,  Section 68 of the Code provides that the amount of itemized  deductions  otherwise  allowable for an individual  whose  adjusted gross income exceeds a specified amount will be reduced by the lesser of (1) 3% of the excess of the  individual's  adjusted gross income over the amount or (2) 80% of the amount of itemized  deductions  otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of
Grantor Trust  Fractional  Interest  Certificates who are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial.  Further,  certificateholders  (other than corporations)  subject to the alternative minimum tax may not deduct miscellaneous itemized  deductions in determining the holder's  alternative  minimum taxable income.  Although it is not entirely clear, it appears that in transactions in which multiple classes of Grantor Trust  Certificates  (including  Grantor Trust Strip  Certificates)  are issued,  the fees and expenses  should be allocated  among the classes of Grantor  Trust  Certificates  using a method that  recognizes  that each such class benefits from the related  services.  In the absence of statutory or  administrative  clarification  as to the method to be used, it currently is intended to base  information  returns or reports to the IRS and  certificateholders  on a method that allocates the expenses among classes of Grantor Trust  Certificates  with respect to each period based on the  distributions  made to each such class during that period.

         The federal  income tax treatment of Grantor Trust  Fractional  Interest  Certificates  of any series will depend on whether they are subject to the "stripped bond" rules of Section 1286 of the Code.  Grantor Trust  Fractional  Interest  Certificates may be subject to those rules if (1) a class of Grantor Trust Strip  Certificates  is issued as part of the same series of certificates or (2) the depositor or any of its  affiliates  retains (for its own account or for purposes of resale) a right to receive a specified  portion of the interest payable on the mortgage loans.  Further,  the IRS has ruled that an unreasonably  high servicing fee retained by a seller or servicer will be treated as a retained  ownership  interest  in  mortgages  that  constitutes  a stripped  coupon.  For  purposes  of  determining  what constitutes  reasonable  servicing  fees for various types of mortgages the IRS has  established  "safe  harbors." The servicing fees paid with respect to the mortgage  loans for a series of Grantor Trust  Certificates  may be higher than the "safe  harbors" and,  accordingly, may not constitute  reasonable  servicing  compensation.  The related prospectus  supplement will include information  regarding servicing fees paid to the master  servicer,  any  subservicer or their  respective  affiliates  necessary to determine  whether the preceding "safe harbor" rules apply.

         If Stripped  Bond Rules Apply.  If the stripped bond rules apply,  each Grantor Trust  Fractional  Interest  Certificate  will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code,  subject,  however, to the discussion  below regarding the treatment of some stripped bonds as market  discount bonds and the discussion  regarding de minimis market discount.  See  "REMICS—Taxation  of Owners of Grantor Trust Fractional Interest  Certificates—Market  Discount" below. Under the stripped bond rules, the holder of a Grantor Trust  Fractional  Interest  Certificate  (whether a cash or accrual method taxpayer) will be required to report  interest  income from its Grantor Trust  Fractional  Interest  Certificate for each month in an amount equal to the income that accrues on the certificate in that month  calculated  under a constant yield method,  in accordance with the rules of the Code relating to original issue discount.

         The original issue discount on a Grantor Trust Fractional  Interest  Certificate will be the excess of the  certificate's  stated
redemption  price over its issue price.  The issue price of a Grantor Trust  Fractional  Interest  Certificate as to any purchaser will be equal to the price paid by the purchaser for the Grantor Trust Fractional Interest  Certificate.  The stated redemption price of a Grantor
Trust  Fractional  Interest  Certificate  will be the sum of all  payments to be made on the  certificate,  other than  "qualified  stated
interest," if any, as well as the certificate's share of reasonable  servicing fees and other expenses.  See "REMICS—Taxation of Owners of
Grantor Trust  Fractional  Interest  Certificates—If  Stripped Bond Rules Do Not Apply" in this  prospectus for a definition of "qualified stated  interest." In general,  the amount of the income that accrues in any month would equal the product of the holder's  adjusted basis in the Grantor Trust  Fractional  Interest  Certificate at the beginning of the month (see "Sales of Grantor Trust  Certificates"  in this prospectus) and the yield of the Grantor Trust  Fractional  Interest  Certificate to the holder.  This yield would be computed at the rate
(compounded based on the regular interval between  distribution  dates) that, if used to discount the holder's share of future payments on the  mortgage  loans,  would  cause the  present  value of those  future  payments  to equal the price at which the holder  purchased  the certificate.  In computing yield under the stripped bond rules, a certificateholder's  share of future payments on the mortgage loans will not include any payments made in respect of any ownership  interest in the mortgage loans retained by the depositor,  the master servicer, any  subservicer or their  respective  affiliates,  but will include the  certificateholder's  share of any reasonable  servicing fees and other expenses.

         To the extent the Grantor  Trust  Fractional  Interest  Certificates  represent an interest in any pool of debt  instruments  the yield on which may be affected by reason of  prepayments,  for taxable years  beginning  after August 5, 1997,  Section  1272(a)(6) of the
Code requires (1) the use of a reasonable  prepayment  assumption in accruing  original issue discount and (2)  adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment  assumption.  It is uncertain,  if a prepayment assumption is used,  whether the assumed  prepayment  rate would be  determined  based on  conditions at the time of the first sale of the Grantor Trust
Fractional  Interest  Certificate  or, with  respect to any holder,  at the time of purchase  of the  Grantor  Trust  Fractional  Interest
Certificate  by that  holder.  Certificateholders  are advised to consult  their own tax  advisors  concerning  reporting  original  issue discount with respect to Grantor Trust Fractional  Interest  Certificates  and, in particular,  whether a prepayment  assumption should be used in reporting original issue discount.

         In the case of a  Grantor  Trust  Fractional  Interest  Certificate  acquired  at a price  equal to the  principal  amount of the mortgage loans allocable to the certificate,  the use of a prepayment  assumption  generally would not have any significant  effect on the yield used in  calculating  accruals  of interest  income.  In the case,  however,  of a Grantor  Trust  Fractional  Interest  Certificate
acquired  at a discount  or premium  (that is, at a price less than or greater  than the  principal  amount,  respectively),  the use of a reasonable prepayment assumption would increase or decrease the yield, and thus accelerate or decelerate,  respectively,  the reporting of income.

         If a prepayment  assumption  is not used,  then when a mortgage loan prepays in full,  the holder of a Grantor  Trust  Fractional
Interest  Certificate  acquired  at a discount or a premium  generally  will  recognize  ordinary  income or loss equal to the  difference between the portion of the prepaid  principal  amount of the mortgage  loan that is allocable  to the  certificate  and the portion of the adjusted basis of the certificate that is allocable to the  certificateholder's  interest in the mortgage loan. If a prepayment assumption is used, it appears that no separate  item of income or loss should be  recognized  upon a  prepayment.  Instead,  a prepayment  should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional  Interest  Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular  Certificates.  See  "REMICS—Taxation of
Owners of REMIC Regular  Certificates—Original  Issue Discount" in this prospectus.  It is unclear whether any other  adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

         It is currently  intended to base information  reports or returns to the IRS and  certificateholders  in transactions  subject to the stripped bond rules on a Prepayment  Assumption  that will be disclosed in the related  prospectus  supplement and on a constant yield computed  using a  representative  initial  offering price for each class of  certificates.  However,  none of the  depositor,  the master servicer or the trustee will make any  representation  that the mortgage loans will in fact prepay at a rate  conforming to the Prepayment
Assumption or any other rate and  certificateholders  should bear in mind that the use of a  representative  initial  offering  price will mean that the  information  returns or reports,  even if otherwise  accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

         Under Treasury  regulation  Section  1.1286-1,  some stripped bonds are to be treated as market discount bonds and,  accordingly, any purchaser of such a bond is to account for any discount on the bond as market  discount  rather than  original  issue  discount.  This treatment only applies,  however,  if immediately after the most recent  disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (1) there is no original  issue  discount (or only a de minimis amount of original issue discount) or (2) the annual  stated rate of interest  payable on the  original  bond is no more than one  percentage  point lower than the gross  interest rate payable on the original  mortgage loan (before  subtracting  any servicing fee or any stripped  coupon).  If interest payable on a Grantor Trust  Fractional  Interest  Certificate is more than one percentage point lower than the gross interest rate payable on the mortgage  loans,  the related  prospectus  supplement will disclose that fact. If the original issue discount or market discount on a Grantor Trust  Fractional  Interest  Certificate  determined  under the stripped bond rules is less than 0.25% of the stated  redemption price  multiplied by the weighted  average  maturity of the mortgage  loans,  then that original issue discount or market discount will be considered to be de minimis.  Original  issue  discount or market  discount of only a de minimis  amount will be included in income in the same  manner  as de  minimis  original  issue  and  market  discount  described  in  "Characteristics  of  Investments  in  Grantor  Trust
Certificates—If Stripped Bond Rules Do Not Apply" and"—Market Discount" below.

         If Stripped Bond Rules Do Not Apply.  Subject to the discussion  below on original issue discount,  if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate,  the certificateholder  will be required to report its share of the interest income on the mortgage loans in accordance  with the  certificateholder's  normal method of accounting.  The original issue discount rules will apply to a Grantor  Trust  Fractional  Interest  Certificate  to the extent it  evidences  an interest in mortgage  loans issued with original issue discount.

         The original issue discount,  if any, on the mortgage loans will equal the difference  between the stated redemption price of the mortgage loans and their issue price.  Under the OID Regulations,  the stated redemption price is equal to the total of all payments to be made on the mortgage  loan other than  "qualified  stated  interest."  "Qualified  stated  interest" is interest  that is  unconditionally payable at least  annually at a single fixed rate,  or at a "qualified  floating  rate," an "objective  rate," a  combination  of a single fixed rate and one or more "qualified  floating rates" or one "qualified  inverse floating rate," or a combination of "qualified  floating rates" that does not operate in a manner that  accelerates or defers interest  payments on the mortgage loan. In general,  the issue price of a mortgage  loan will be the amount  received by the borrower from the lender under the terms of the mortgage  loan,  less any "points"
paid by the  borrower,  and the stated  redemption  price of a mortgage  loan will equal its  principal  amount,  unless the mortgage loan provides for an initial  below-market rate of interest or the acceleration or the deferral of interest  payments.  The determination as to whether  original  issue  discount  will be  considered  to be de minimis will be  calculated  using the same test  described in the REMIC discussion. See "—Taxation of Owners of REMIC Regular Certificates—Original Issue Discount" above.

         In the case of mortgage loans bearing  adjustable or variable  interest rates,  the related  prospectus  supplement will describe the manner in which the rules will be applied  with  respect to those  mortgage  loans by the master  servicer or the trustee in preparing information returns to the certificateholders and the IRS.

         If original  issue  discount is in excess of a de minimis  amount,  all original  issue  discount with respect to a mortgage loan will be required to be accrued and reported in income each month,  based on a constant  yield.  Section  1272(a)(6)  of the Code  requires that a prepayment  assumption be made in computing  yield with respect to any pool of debt  instruments the yield on which may be affected by reason of prepayments.  Accordingly,  for certificates or notes backed by these pools, it is intended to base  information  reports and returns to the IRS and  certificateholders  for taxable  years  beginning  after August 5, 1997,  on the use of a  prepayment  assumption.
Certificateholders  are advised to consult their own tax advisors  concerning whether a prepayment  assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional  Interest  Certificates.  Certificateholders  should refer to the related prospectus  supplement  with respect to each series to determine  whether and in what manner the original  issue discount rules will apply to mortgage loans in the series.

         A purchaser of a Grantor Trust Fractional Interest  Certificate that purchases the Grantor Trust Fractional Interest  Certificate at a cost less than the certificate's  allocable portion of the aggregate  remaining stated redemption price of the mortgage loans held in the related trust fund will also be required to include in gross income the  certificate's  daily  portions of any original issue discount with  respect to the  mortgage  loans.  However,  each such daily  portion will be reduced,  if the cost of the Grantor  Trust  Fractional
Interest  Certificate to the purchaser is in excess of the  certificate's  allocable  portion of the aggregate  "adjusted issue prices" of the  mortgage  loans held in the related  trust fund,  approximately  in  proportion  to the ratio the excess  bears to the  certificate's allocable  portion of the aggregate  original issue discount  remaining to be accrued on the mortgage loans. The adjusted issue price of a mortgage  loan on any given day equals the sum of (1) the adjusted  issue price (or, in the case of the first  accrual  period,  the issue price) of the mortgage loan at the  beginning of the accrual  period that  includes the day and (2) the daily  portions of original  issue discount for all days during the accrual  period prior to the day. The  adjusted  issue price of a mortgage  loan at the  beginning of any accrual  period will equal the issue price of the mortgage  loan,  increased  by the  aggregate  amount of original  issue  discount  with respect to the mortgage  loan that accrued in prior accrual  periods,  and reduced by the amount of any payments made on the mortgage loan in prior accrual periods of amounts included in its stated redemption price.

         In  addition  to its  regular  reports,  the master  servicer  or the  trustee,  except as  provided  in the  related  prospectus supplement,  will provide to any holder of a Grantor Trust Fractional  Interest  Certificate such information as the holder may reasonably request  from time to time with respect to original  issue  discount  accruing on Grantor  Trust  Fractional  Interest  Certificates.  See
"Grantor Trust Reporting" below.

         Market  Discount.  If  the  stripped  bond  rules  do  not  apply  to  the  Grantor  Trust  Fractional  Interest  Certificate,  a
certificateholder  may be subject to the market  discount  rules of Sections  1276 through 1278 of the Code to the extent an interest in a mortgage  loan is  considered  to have been  purchased  at a "market  discount,"  that is, in the case of a mortgage  loan issued  without original issue discount,  at a purchase price less than its remaining  stated  redemption  price (as defined  above),  or in the case of a mortgage loan issued with original issue discount,  at a purchase price less than its adjusted issue price (as defined  above).  If market discount is in excess of a de minimis  amount (as described  below),  the holder  generally  will be required to include in income in each month the amount of the  discount  that has  accrued  (under the rules  described  in the next  paragraph)  through the month that has not previously  been included in income,  but limited,  in the case of the portion of the discount that is allocable to any mortgage  loan, to the payment of stated  redemption  price on the mortgage loan that is received by the trust fund in that month.  A  certificateholder  may elect to include market  discount in income  currently as it accrues (under a constant yield method based on the yield of the  certificate to the holder)  rather than including it on a deferred basis in accordance  with the foregoing  under rules similar to those  described in
"—Taxation of Owners of REMIC Regular Certificates—Market Discount" above.

         Section  1276(b)(3) of the Code  authorized the Treasury  Department to issue  regulations  providing for the method for accruing market discount on debt  instruments,  the principal of which is payable in more than one installment.  Until such time as regulations are issued by the Treasury  Department,  some rules  described in the Committee  Report will apply.  Under those rules, in each accrual period market discount on the mortgage loans should accrue, at the  certificateholder's  option: (1) on the basis of a constant yield method, (2)
in the case of a mortgage loan issued  without  original  issue  discount,  in an amount that bears the same ratio to the total  remaining market  discount  as the stated  interest  paid in the accrual  period  bears to the total  stated  interest  remaining  to be paid on the mortgage loan as of the beginning of the accrual  period,  or (3) in the case of a mortgage loan issued with original issue  discount,  in an amount that bears the same ratio to the total remaining  market  discount as the original issue discount  accrued in the accrual period bears to the total original issue discount  remaining at the beginning of the accrual period. The prepayment  assumption,  if any, used in calculating  the accrual of original  issue discount is to be used in calculating  the accrual of market  discount.  The effect of using a prepayment assumption could be to accelerate the reporting of the discount income.

         Because the mortgage loans will provide for periodic  payments of stated  redemption  price,  the market discount may be required to be included in income at a rate that is not  significantly  slower than the rate at which the  discount  would be included in income if it were original issue discount.

         Market  discount  with respect to mortgage  loans may be  considered  to be de minimis and, if so, will be  includible  in income under de minimis rules similar to those  described  above in  "—REMICs—Taxation  of Owners of REMIC  Regular  Certificates—Original  Issue
Discount"  with the exception  that it is less likely that a prepayment  assumption  will be used for purposes of these rules with respect to the mortgage loans.

         Further,  under the rules described in  "—REMICs—Taxation  of Owners of REMIC Regular  Certificates—Market  Discount," above, any discount  that is not original  issue  discount and exceeds a de minimis  amount may require the deferral of interest  expense  deductions attributable  to accrued  market  discount  not yet  includible  in income,  unless an election  has been made to report  market  discount currently as it accrues. This rule applies without regard to the origination dates of the mortgage loans.

         Premium.  If a  certificateholder  is treated as acquiring the  underlying  mortgage  loans at a premium,  that is, at a price in excess of their remaining  stated  redemption  price,  the  certificateholder  may elect under Section 171 of the Code to amortize using a constant yield method the portion of the premium allocable to mortgage loans originated after September 27, 1985.  Amortizable  premium is treated as an offset to interest income on the related debt instrument,  rather than as a separate interest  deduction.  However,  premium allocable to mortgage loans  originated  before  September 28, 1985 or to mortgage loans for which an  amortization  election is not made, should be allocated  among the payments of stated  redemption  price on the mortgage loan and be allowed as a deduction as these  payments are made (or, for a certificateholder using the accrual method of accounting, when the payments of stated redemption price are due).

         It is unclear whether a prepayment  assumption  should be used in computing  amortization of premium  allowable under Section 171 of the Code. If premium is not subject to  amortization  using a prepayment  assumption and a mortgage loan prepays in full, the holder of a Grantor Trust  Fractional  Interest  Certificate  acquired at a premium should  recognize a loss,  equal to the  difference  between the portion of the prepaid  principal  amount of the mortgage loan that is allocable to the  certificate and the portion of the adjusted basis of the certificate that is allocable to the mortgage loan. If a prepayment  assumption is used to amortize  premium,  it appears that such a loss would be  unavailable.  Instead,  if a prepayment  assumption is used, a prepayment  should be treated as a partial  payment of the stated  redemption price of the Grantor Trust Fractional  Interest  Certificate and accounted for under a method similar to that described for  taking  account  of  original  issue  discount  on REMIC  Regular  Certificates.  See  "REMICS—Taxation  of Owners  of REMIC  Regular
Certificates—Original  Issue  discount"  in this  prospectus.  It is unclear  whether any other  adjustments  would be required to reflect differences between the prepayment assumption used, and the actual rate of prepayments.

         Taxation of Owners of Grantor Trust Strip  Certificates.  The  "stripped  coupon" rules of Section 1286 of the Code will apply to the Grantor Trust Strip  Certificates.  Except as described  above in  "Characterization  of Investments in Grantor Trust  Certificates—If
Stripped  Bond Rules Apply," no  regulations  or published  rulings  under Section 1286 of the Code have been issued and some  uncertainty exists as to how it will be applied to securities  such as the Grantor  Trust Strip  Certificates.  Accordingly,  holders of Grantor Trust
Strip  Certificates  are encouraged to consult their own tax advisors  concerning  the method to be used in reporting  income or loss with respect to the certificates.

         The OID  Regulations  do not apply to "stripped  coupons,"  although they provide  general  guidance as to how the original issue discount  sections  of the Code will be  applied.  In  addition,  the  discussion  below is subject  to the  discussion  under  "—Possible
Application of Contingent  Payment Rules" and assumes that the holder of a Grantor Trust Strip  Certificate will not own any Grantor Trust
Fractional Interest Certificates.

         Under the stripped  coupon  rules,  it appears that original  issue  discount will be required to be accrued in each month on the
Grantor Trust Strip  Certificates  based on a constant  yield method.  In effect,  each holder of Grantor Trust Strip  Certificates  would include as  interest  income in each month an amount  equal to the  product of the  holder's  adjusted  basis in the  Grantor  Trust Strip
Certificate  at the  beginning  of that month and the yield of the Grantor  Trust  Strip  Certificate  to the  holder.  The yield would be calculated  based on the price paid for that Grantor Trust Strip  Certificate by its holder and the payments  remaining to be made thereon at the time of the purchase,  plus an allocable  portion of the servicing fees and expenses to be paid with respect to the mortgage loans.
See "Characterization of Investments in Grantor Trust Certificates—If Stripped Bond Rules Apply" above.

         As noted above,  Section  1272(a)(6)  of the Code  requires  that a  prepayment  assumption  be used in computing  the accrual of original  issue  discount with respect to some  categories of debt  instruments,  and that  adjustments  be made in the amount and rate of accrual of the discount when prepayments do not conform to the prepayment  assumption.  To the extent the Grantor Trust Strip Certificates represent an interest in any pool of debt  instruments the yield on which may be affected by reason of prepayments,  those provisions will apply to the Grantor  Trust Strip  Certificates  for taxable  years  beginning  after  August 5, 1997.  It is  uncertain,  if a prepayment assumption  is used,  whether the assumed  prepayment  rate would be  determined  based on conditions at the time of the first sale of the
Grantor  Trust  Strip  Certificate  or,  with  respect to any  subsequent  holder,  at the time of  purchase  of the  Grantor  Trust Strip
Certificate by that holder.

         The  accrual of income on the Grantor  Trust Strip  Certificates  will be  significantly  slower if a  prepayment  assumption  is permitted to be made than if yield is computed  assuming no prepayments.  It currently is intended to base information  returns or reports to the IRS and  certificateholders  on the Prepayment  Assumption  disclosed in the related prospectus  supplement and on a constant yield computed  using a  representative  initial  offering price for each class of  certificates.  However,  none of the  depositor,  the master servicer or the trustee will make any  representation  that the mortgage loans will in fact prepay at a rate  conforming to the Prepayment
Assumption or at any other rate, and  certificateholders  should bear in mind that the use of a representative initial offering price will mean that the  information  returns or reports,  even if otherwise  accepted as accurate by the IRS, will in any event be accurate only as to the  initial  certificateholders  of each  series  who  bought  at that  price.  Prospective  purchasers  of the  Grantor  Trust  Strip
Certificates are encouraged to consult their own tax advisors regarding the use of the Prepayment Assumption.

         It is unclear  under what  circumstances,  if any, the  prepayment of a mortgage loan will give rise to a loss to the holder of a
Grantor  Trust Strip  Certificate.  If a Grantor Trust Strip  Certificate  is treated as a single  instrument  (rather than an interest in discrete  mortgage  loans) and the effect of prepayments is taken into account in computing  yield with respect to the Grantor Trust Strip
Certificate,  it appears that no loss may be available as a result of any particular  prepayment,  except possibly if prepayments occur at a rate faster  than the  Prepayment  Assumption.  However,  if a Grantor  Trust  Strip  Certificate  is treated as an interest in discrete mortgage  loans, or if the Prepayment  Assumption is not used,  then when a mortgage loan is prepaid,  the holder of a Grantor Trust Strip
Certificate  should be able to recognize a loss equal to the portion of the adjusted  issue price of the Grantor  Trust Strip  Certificate that is allocable to the mortgage loan.

         Possible  Application of Contingent  Payment Rules.  The coupon  stripping  rules'  general  treatment of stripped  coupons is to regard them as newly  issued debt  instruments  in the hands of each  purchaser.  To the extent that  payments on the Grantor  Trust Strip
Certificates  would cease if the mortgage loans were prepaid in full, the Grantor Trust Strip  Certificates could be considered to be debt instruments  providing for contingent  payments.  Under the OID Regulations,  debt instruments  providing for contingent  payments are not subject to the same rules as debt  instruments  providing for  noncontingent  payments.  Regulations  were  promulgated  on June 14, 1996, regarding  contingent  payment  debt  instruments  (the  "Contingent  Payment  Regulations"),  but it appears  that  Grantor  Trust  Strip
Certificates,  to the  extent  subject to  Section  1272(a)(6)  of the Code,  as  described  above,  or due to their  similarity  to other mortgage-backed  securities(such  as REMIC regular  interests  and debt  instruments  subject to Section  1272(a)(6) of the Code) that are expressly excepted from the application of the Contingent  Payment  Regulations,  are or may be excepted from these regulations.  Like the
OID  Regulations,  the  Contingent  Payment  Regulations  do not  specifically  address  securities,  such  as  the  Grantor  Trust  Strip
Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

         If the  contingent  payment rules under the Contingent  Payment  Regulations  were to apply,  the holder of a Grantor Trust Strip
Certificate would be required to apply the  "noncontingent  bond method." Under the  "noncontingent  bond method," the issuing entity of a
Grantor Trust Strip  Certificate  determines a projected  payment  schedule on which interest will accrue.  Holders of Grantor Trust Strip
Certificates are bound by the issuing entity's  projected payment  schedule.  The projected payment schedule consists of all noncontingent payments and a projected  amount for each contingent  payment based on the projected yield (as described below) of the Grantor Trust Strip
Certificate.  The projected amount of each payment is determined so that the projected  payment schedule reflects the projected yield. The projected  amount of each payment must reasonably  reflect the relative  expected values of the payments to be received by the holder of a
Grantor Trust Strip Certificate.  The projected yield referred to above is a reasonable rate, not less than the "applicable  Federal rate"
that, as of the issue date, reflects general market conditions,  the credit quality of the Depositor,  and the terms and conditions of the mortgage  loans.  The holder of a Grantor  Trust Strip  Certificate  would be  required  to include as  interest  income in each month the adjusted issue price of the Grantor Trust Strip  Certificate at the beginning of the period  multiplied by the projected  yield, and would add to, or  subtract  from,  the income any  variation  between  the payment  actually  received in that month and the payment  originally projected to be made in that month.

         Assuming that a prepayment  assumption  were used, if the  Contingent  Payment  Regulations or their  principles  were applied to
Grantor Trust Strip  Certificates,  the amount of income  reported with respect thereto would be  substantially  similar to that described under "Taxation of Owners of Grantor Trust Strip  Certificates"  in this  prospectus.  Certificateholders  are encouraged to consult their tax advisors concerning the possible application of the contingent payment rules to the Grantor Trust Strip Certificates.

         Sales of Grantor  Trust  Certificates.  Any gain or loss equal to the  difference  between  the  amount  realized  on the sale or exchange of a Grantor Trust  Certificate and its adjusted basis,  recognized on the sale or exchange of a Grantor Trust  Certificate by an investor who holds the Grantor Trust  Certificate  as a capital asset,  will be capital gain or loss,  except to the extent of accrued and unrecognized  market  discount,  which will be treated as ordinary  income,  and (in the case of banks and other  financial  institutions)
except as provided  under Section 582(c) of the Code.  The adjusted  basis of a Grantor Trust  Certificate  generally will equal its cost, increased by any income reported by the seller  (including  original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions with respect to the Grantor Trust Certificate.

         Gain or loss  from the sale of a  Grantor  Trust  Certificate  may be  partially  or  wholly  ordinary  and not  capital  in some circumstances.  Gain  attributable to accrued and unrecognized  market discount will be treated as ordinary  income,  as will gain or loss recognized by banks and other financial  institutions  subject Section 582(c) of the Code.  Furthermore,  a portion of any gain that might otherwise  be capital  gain may be treated as  ordinary  income to the extent  that the  Grantor  Trust  Certificate  is held as part of a
"conversion  transaction" within the meaning of Section 1258 of the Code. A conversion  transaction generally is one in which the taxpayer has taken two or more  positions  in the same or similar  property  that reduce or  eliminate  market risk,  if  substantially  all of the taxpayer's  return is attributable to the time value of the taxpayer's net investment in the  transaction.  The amount of gain realized in a conversion  transaction  that is  recharacterized  as ordinary  income  generally will not exceed the amount of interest that would have accrued on the  taxpayer's  net  investment  at 120% of the  appropriate  "applicable  Federal rate" (which rate is computed and published monthly  by the IRS) at the time the  taxpayer  enters  into the  conversion  transaction,  subject  to  appropriate  reduction  for prior inclusion of interest and other ordinary income items from the transaction.  Finally,  a taxpayer may elect to have net capital gain taxed at ordinary  income  rates rather than capital  gains rates in order to include the net capital  gain in total net  investment  income for that taxable year, for purposes of the rule that limits the deduction of interest on  indebtedness  incurred to purchase or carry property held for investment to a taxpayer's net investment income.

         Grantor Trust Reporting.  The master servicer or the trustee will furnish to each holder of a Grantor Trust  Fractional  Interest
Certificate  with each  distribution  a statement  setting forth the amount of the  distribution  allocable to principal on the underlying mortgage loans and to interest  thereon at the related  pass-through  rate. In addition,  the master servicer or the trustee will furnish, within a reasonable  time after the end of each calendar year, to each holder of a Grantor Trust  Certificate who was a holder at any time during that year,  information  regarding the amount of servicing  compensation  received by the master  servicer and subservicer (if any)
and any other  customary  factual  information  as the master  servicer or the trustee deems  necessary or desirable to enable  holders of
Grantor Trust  Certificates  to prepare their tax returns and will furnish  comparable  information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing  premium with respect to the Grantor Trust  Certificates are uncertain in various  respects,  there is no  assurance  the IRS will  agree with the trust  fund's  information  reports of these  items of income and expense.  Moreover,  these information  reports,  even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial  certificateholders  that bought their  certificates  at the  representative  initial  offering price used in preparing the reports.

         Except as disclosed in the related prospectus  supplement,  the  responsibility for complying with the foregoing  reporting rules will be borne by the master servicer or the trustee.

         Backup Withholding.  In general,  the rules described in "—REMICS—Backup  Withholding with Respect to REMIC Certificates" in this prospectus will also apply to Grantor Trust Certificates.

         Foreign Investors.  In general, the discussion with respect to REMIC Regular  certificates in "REMICS—Foreign  Investors in REMIC
Certificates" in this prospectus  applies to Grantor Trust  Certificates  except that Grantor Trust Certificates will, except as disclosed in the related  prospectus  supplement,  be eligible for exemption from U.S.  withholding tax, subject to the conditions  described in the discussion, only to the extent the related mortgage loans were originated after July 18, 1984.

         To the extent that interest on a Grantor Trust Certificate  would be exempt under Sections  871(h)(1) and 881(c) of the Code from
United States  withholding tax, and the Grantor Trust Certificate is not held in connection with a  certificateholder's  trade or business in the United  States,  the Grantor Trust  Certificate  will not be subject to United States estate taxes in the estate of a  non-resident alien individual.

Taxation of Classes of Exchangeable Securities

         General

         The arrangement  pursuant to which the ES Classes of a series are created,  sold and administered will be classified as a grantor trust under subpart E, part I of subchapter J of the Code.  The  interests in the classes of  securities  that have been  exchanged for ES
Classes will be the assets of the exchangeable  security trust fund, and the ES Classes represent  beneficial ownership of these interests in the classes of securities.

         Tax Status

         The ES Classes will  represent  "real estate  assets"  within the meaning of Code Section  856(c)(4)(A)  and assets  described in
Section  7701(a)(19)(C)  of the Code,  and  original  issue  discount  and interest  accruing on ES Classes  will  represent  "interest on obligations  secured by mortgages on real property"  within the meaning of Section  856(c)(3)(B)  of the Code, in each case, to the extent the  securities or income on the  securities  would be qualifying if held directly  (although the matter is not entirely clear for Strips, defined below).  ES Classes will be "qualified  mortgages"  under Section 860G(a) (3) of the Code for a REMIC to the extent the securities the interest in which is represented by such classes would be qualifying if held directly.

         Tax Accounting for Exchangeable Securities

         An ES Class  represents  beneficial  ownership of an interest in one or more classes of securities on deposit in an  exchangeable security  trust fund,  as  specified in the  applicable  prospectus  supplement.  If it  represents  an interest in more than one class of securities,  a purchaser  must allocate its basis in the ES Class among the  interests in the classes of  securities  in  accordance  with their  relative fair market values as of the time of  acquisition.  Similarly,  on the sale of such an ES Class,  the holder must allocate the amount  received on the sale among the interests in the classes of securities in accordance  with their relative fair market values as of the time of sale.

         The  holder of an ES Class  must  account  separately  for each  interest  in a class of  securities  (there may be only one such interest).  Where the interest  represents a pro rata portion of a class of securities  that are REMIC regular  securities,  the holder of the ES Class should account for such interest as described under  "REMICS—Taxation of Owners of REMIC Regular  Certificates"  above. Where the interest represents  beneficial  ownership of a disproportionate  part of the principal and interest payments on a class of securities
(a  "Strip"),  the holder is  treated as owning,  pursuant  to Section  1286 of the Code,  "stripped  bonds" to the extent of its share of principal  payments  and  "stripped  coupons" to the extent of its share of interest  payments on such class of  securities.  We intend to treat each Strip as a single debt instrument for purposes of information  reporting.  The IRS, however,  could take a different  position.
For example,  the IRS could  contend that a Strip should be treated as a pro rata part of the class of  securities  to the extent that the
Strip represents a pro rata portion  thereof,  and "stripped  bonds" or "stripped  coupons" with respect to the remainder.  An investor is encouraged to consult its tax advisor regarding this matter.
         A holder of an ES Class should  calculate  original issue  discount with respect to each Strip and include it in ordinary  income as it accrues,  which may be before the receipt of cash  attributable to such income,  in accordance with a constant  interest method that takes into account the  compounding of interest.  The holder should  determine its yield to maturity based on its purchase price allocated to the Strip and on a schedule of payments  projected  using a prepayment  assumption,  and then make  periodic  adjustments  to take into account actual prepayment  experience.  With respect to a particular  holder,  Treasury  regulations do not address whether the prepayment assumption  used to calculate  original  issue  discount would be determined at the time of purchase of the Strip or would be the original prepayment  assumption  with  respect to the related  class of  securities.  Further,  if the related  class of  securities  is subject to redemption as described in the applicable prospectus  supplement,  Treasury regulations do not address the extent to which such prepayment assumption  should take into account the  possibility  of the  retirement of the Strip  concurrently  with the redemption of such class of securities.  An investor is  encouraged  to consult its tax  advisor  regarding  these  matters.  For  purposes of  information  reporting relating to original issue  discount,  the original  yield to maturity of the Strip,  determined as of the date of issuance of the series, will be calculated based on the original prepayment assumption.

         If original  issue  discount  accruing  with respect to a Strip,  computed as described  above,  is negative for any period,  the holder may be entitled to offset such amount only against future  positive  original issue discount  accruing from such Strip (or possibly also against  original issue  discount from prior  periods).  We intend to report by offsetting  negative OID accruals only against future positive  accruals of OID.  Although not entirely  free from doubt,  such a holder may be entitled to deduct a loss to the extent that its remaining  basis would exceed the maximum amount of future  payments to which the holder is entitled with respect to such Strip,  assuming no further prepayments of the Mortgages (or, perhaps,  assuming  prepayments at a rate equal to the prepayment  assumption).  Although the issue is not free from  doubt,  all or a portion  of such loss may be  treated  as a capital  loss if the Strip is a capital  asset in the hands of the holder.

         A holder  realizes gain or loss on the sale of a Strip in an amount equal to the difference  between the amount  realized and its adjusted basis in such Strip.  The holder's  adjusted basis generally is equal to the holder's  allocated cost of the Strip,  increased by income previously included,  and reduced (but not below zero) by distributions  previously  received.  Except as described below, any gain or loss on such sale  generally  is capital  gain or loss if the holder has held its  interest as a capital  asset and is long-term if the interest has been held for the long-term  capital gain holding period (more than one year).  Such gain or loss will be ordinary  income or loss (1) for a bank or thrift  institution or (2) if the securities  are REMIC regular  securities to the extent income  recognized by the holder is less than the income that would have been  recognized  if the yield on such interest  were 110% of the  applicable  federal rate under Section 1274(d) of the Code.

         If a holder exchanges a single ES Class, an "Exchanged ES Class",  for several ES Classes,  each, a "Received ES Class," and then sells one of the  Received ES Classes,  the sale may be subject the  investor to the coupon  stripping  rules of Section 1286 of the Code.
The holder must  allocate its basis in the  Exchanged ES Class  between the part of such class  underlying  the Received ES Class that was sold and the part of the Exchanged ES Class  underlying the Received ES Classes that were  retained,  in proportion to their relative fair market values as of the date of such sale.  The holder is treated as purchasing  the interest  retained for the amount of basis  allocated to such interest.  The holder must calculate original issue discount with respect to the retained interest as described above.

         Although the matter is not free from doubt,  a holder that acquires in one  transaction  a combination  of ES Classes that may be exchanged for a single ES Class that is identical to a class of securities that is on deposit in the related  exchangeable  security trust fund should be treated as owning the relevant class of securities.

         Exchanges of Exchangeable Securities

         An exchange of an  interest  in one or more ES Classes for an interest in one or more other  related ES Classes  that are part of the same combination,  or vice versa, will not be a taxable exchange.  After the exchange,  the holder is treated as continuing to own the interests in the class or classes of exchangeable securities that it owned immediately before the exchange.

         Tax Treatment of Foreign Investors

         A foreign  holder of an ES Class is subject to  taxation  in the same manner as foreign  holders of REMIC  Regular  Certificates.
Such manner of taxation is discussed under the heading in this prospectus "—REMICS —Foreign Investors in REMIC Certificates."

         Backup Withholding

         A holder of an ES Class is subject to backup  withholding rules similar to those applicable to REMIC Regular  Certificates.  Such manner of taxation is discussed under the heading in this prospectus "—REMICS —Backup Withholding With Respect to REMIC Certificates."

         Reporting and Administrative Matters

         Reports will be made to the IRS and to holders of record of ES Classes that are not excepted from the reporting requirements.

Callable Classes

         The tax consequences of holding or selling a Callable Class will be discussed in the related Prospectus Supplement.

                                                            PENALTY AVOIDANCE

         The summary of tax  considerations  contained  in this  prospectus  was written to support the  promotion  and  marketing  of the securities,  and was not  intended or written to be used,  and cannot be used,  by a taxpayer  for the purpose of avoiding  United  States
Federal  income tax  penalties  that may be  imposed.  Each  taxpayer is  encouraged  to seek advice  based on the  taxpayer's  particular circumstances from an independent tax advisor.

                                                     STATE AND OTHER TAX CONSEQUENCES

         In addition to the federal income tax consequences  described in this prospectus in "Federal Income Tax Consequences",  potential investors should consider the state and local tax consequences of the acquisition,  ownership,  and disposition of the securities  offered under this prospectus and the prospectus  supplement.  State and local law may differ  substantially  from the  corresponding  federal tax law,  and the  discussion  above does not purport to describe  any aspect of the tax laws of any state or other  jurisdiction.  Therefore, prospective  investors are  encouraged to consult their own tax advisors with respect to the various state and other tax  consequences  of investments in the securities offered under this prospectus and the prospectus supplement.

                                                           ERISA CONSIDERATIONS

         Sections 404 and 406 of ERISA impose  fiduciary  and  prohibited  transaction  restrictions  on ERISA Plans and on various  other retirement  plans and  arrangements,  including bank collective  investment funds and insurance  company general and separate  accounts in which ERISA Plans are invested.  Section 4975 of the Code imposes essentially the same prohibited transaction  restrictions on Tax Favored
Plans.  ERISA and the Code  prohibit a broad  range of  transactions  involving  assets of Plans and  persons  having  obtained  specified relationships to a Plan,  called "Parties in Interest",  unless a statutory or  administrative  exemption is available with respect to any such transaction.

         Some employee benefit plans,  including  governmental plans (as defined in Section 3(32) of ERISA),  and, if no election has been made under  Section  410(d) of the Code,  church plans (as defined in Section  3(33) of ERISA) are not subject to the ERISA  requirements.
Accordingly,  assets of these plans may be invested in the securities without regard to the ERISA considerations  described below, subject to the  provisions of other  applicable  federal,  state and local law. Any such plan which is qualified  and exempt from  taxation  under
Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         ERISA  generally  imposes on Plan  fiduciaries  general  fiduciary  requirements,  including  those of  investment  prudence  and diversification  and the  requirement  that a  Plan's  investments  be made for the  exclusive  benefit  of Plan  participants  and  their beneficiaries  and in  accordance  with the  documents  governing  the Plan.  Any person who has  discretionary  authority or control with respect to the management or disposition  of Plan Assets and any person who provides  investment  advice with respect to Plan Assets for a fee is a fiduciary of the  investing  Plan.  If the mortgage  loans and other assets  included in the trust fund were to  constitute  Plan
Assets,  then any party  exercising  management  or  discretionary  control  with  respect to those Plan Assets may be deemed to be a Plan
"fiduciary," and thus subject to the fiduciary  responsibility  provisions of ERISA and the prohibited transaction provisions of ERISA and
Section 4975 of the Code with respect to any investing  Plan. In addition,  the  acquisition or holding of securities by or on behalf of a
Plan or with Plan Assets,  as well as the operation of the trust fund, may constitute or involve a prohibited  transaction under ERISA and the Code unless a statutory or administrative  exemption is available.  Further, ERISA and the Code prohibit a broad range of transactions involving Plan Assets and persons,  called Parties in Interest unless a statutory or administrative  exemption is available.  Some Parties in Interest that  participate in a prohibited  transaction  may be subject to a penalty (or an excise tax) imposed under Section 502(i) of
ERISA or Section 4975 of the Code,  unless a statutory or  administrative  exemption is available with respect to any  transaction of this sort.

         Some transactions  involving the trust fund might be deemed to constitute  prohibited  transactions under ERISA and the Code with respect to a Plan that purchases the  securities,  if the mortgage loans and other assets included in a trust fund are deemed to be assets of the Plan. The DOL has promulgated the DOL Regulations  concerning  whether or not a Plan's assets,  or "Plan Assets" would be deemed to include an  interest  in the  underlying  assets of an entity,  including a trust fund,  for  purposes of applying  the general  fiduciary responsibility  provisions  of ERISA  and the  prohibited  transaction  provisions  of ERISA  and the  Code.  Under  the DOL  Regulations,
generally,  when a Plan acquires an "equity  interest" in another entity (such as the trust fund),  the  underlying  assets of that entity may be  considered  to be Plan Assets  unless an exception  applies.  Exceptions  contained in the DOL  Regulations  provide that a Plan's assets will not include an undivided  interest in each asset of an entity in which the Plan makes an equity  investment if: (1) the entity is an operating company;  (2) the equity investment made by the Plan is either a  "publicly-offered  security" that is "widely held," both as defined in the DOL Regulations,  or a security issued by an investment  company registered under the Investment Company Act of 1940, as amended;  or (3)  Benefit  Plan  Investors  do not own 25% or more in value of any class of equity  securities  issued by the  entity.  In addition,  the DOL Regulations  provide that the term "equity  interest" means any interest in an entity other than an instrument which is treated as indebtedness  under  applicable  local law and which has no "substantial  equity  features."  Under the DOL  Regulations,  Plan
Assets  will be deemed to include  an  interest  in the  instrument  evidencing  the equity  interest  of a Plan (such as a security  with
"substantial equity features"), and, because of the factual nature of some of the rules set forth in the DOL Regulations,  Plan Assets may be deemed to include an interest in the  underlying  assets of the entity in which a Plan  acquires an interest  (such as the trust fund).
Without regard to whether the securities are  characterized  as equity  interests,  the purchase,  sale and holding of securities by or on behalf of a Plan  could be  considered  to give rise to a  prohibited  transaction  if the  Issuing  Entity,  the  trustee or any of their respective  affiliates is or becomes a Party in Interest with respect to the Plan.  The  depositor,  Bear,  Stearns & Co. Inc., the master servicer or other  servicer,  any pool  insurer,  any special  hazard  insurer,  the  trustee,  and certain of their  affiliates  might be considered  "parties in interest" or  "disqualified  persons" with respect to a Plan. If so, the  acquisition,  holding or  disposition of securities by or on behalf of such Plan could be considered  to give rise to a  "prohibited  transaction"  within the meaning of ERISA and the Code unless an exemption is available.  Neither Plans nor persons  investing Plan Assets should acquire or hold securities in reliance upon the availability of any exception under the DOL Regulations.

Class Exemptions

         The DOL has  issued  Prohibited  Transaction  Class  Exemptions  ("PTCEs")  which  provide  exemptive  relief to  parties  to any transaction  which  satisfies the conditions of the exemption.  A partial  listing of the PTCEs which may be available for  investments in securities  follows.  Each of these  exemptions is available  only if specified  conditions are satisfied and may provide relief for some, but not all, of the  prohibited  transactions  that a  particular  transaction  may cause.  The  prospectus  supplement  for a  particular offering of securities  may tell you whether the securities  themselves  satisfy the  conditions of these  exemptions.  You should consult with your  advisors  regarding  the specific  scope,  terms and  conditions  of an exemption as it applies to you, as an investor,  before relying on that exemption's availability.

         Class exemptions for purchases and sales of securities.

         The  following  exemptions  may  apply to a  purchase  or sale of  securities  between a Plan,  on the one  hand,  and a Party in
Interest, on the other hand:

         o        PTCE  84-14,  which  exempts  certain  transactions  approved on behalf of the Plan by a  qualified  professional  asset manager.

         o        PTCE 86-128, which exempts certain transactions between a Plan and certain broker-dealers.

         o        PTCE 90-1,  which exempts  certain  transactions  entered into by insurance  company pooled  separate  accounts in which
                  Plans have made investments.

         o        PTCE 91-38,  which exempts certain  transactions  entered into by bank collective  investment  funds in which Plans have made investments.

         o        PTCE 96-23, which exempts certain transactions approved on behalf of a Plan by an in-house investment manager.

         These  exemptions  do not  expressly  address  prohibited  transactions  that might result from  transactions  incidental  to the operation of a trust.  The issuing  entity cannot assure you that a purchase or sale of securities in reliance on one of these  exemptions will not give rise to indirect, non-exempt prohibited transactions.

         Class exemptions for purchases and sales of securities and transactions incidental to the operation of the Issuing Entity.

         The  following  exemptions  may  apply to a  purchase  or sale of  securities  between a Plan,  on the one  hand,  and a Party in
Interest,  on the other hand, and may also apply to prohibited  transactions that may result from  transactions  incident to the operation of the Issuing Entity:

         o        PTCE 95-60, which exempts certain transactions involving insurance company general accounts.

         o        PTCE 83-1,  which exempts  certain  transactions  involving the purchase of  pass-through  certificates in mortgage pool investment  trusts from, and the sale of such  certificates to, the pool sponsor,  as well as transactions in connection with the servicing and operation of the pool.

         Prohibited  Transaction  Class Exemption 83-1. The U.S.  Department of Labor has issued an administrative  exemption,  Prohibited
Transaction  Class  Exemption  83-1 ("PTCE  83-1"),  which,  under certain  conditions,  exempts from the  application  of the  prohibited transaction  rules of ERISA and the excise tax  provisions of Section 4975 of the Code  transactions  involving a Plan in connection  with the operation of a "mortgage pool" and the purchase,  sale and holding of "mortgage pool pass-through  certificates." A "mortgage pool" is defined as an investment pool,  consisting solely of interest bearing  obligations  secured by first or second mortgages or deeds of trust on  single-family  residential  property,  property  acquired  in  foreclosure  and  undistributed  cash.  A "mortgage  pool  pass-through certificate" is defined as a certificate which represents a beneficial  undivided interest in a mortgage pool which entitles the holder to pass-through payments of principal and interest from the mortgage loans.

         For the exemption to apply, PTCE 83-1 requires that:

         o        the  depositor  and the trustee  maintain a system of  insurance  or other  protection  for the  mortgage  loans and the property securing such mortgage loans, and for indemnifying  holders of certificates  against reductions in pass-through payments  due to  defaults in loan  payments or property  damage in an amount at least equal to the greater of 1% of the aggregate  principal  balance of the  mortgage  loans,  or 1% of the  principal  balance of the largest  covered  pooled mortgage loan;

         o        the trustee may not be an affiliate of the depositor;

         o        and the payments made and retained by the depositor in connection  with the trust fund,  together with all funds inuring to the  depositor's  benefit for  administering  the trust fund,  represent no more than  "adequate  consideration"  for selling the mortgage loans, plus reasonable compensation for services provided to the trust fund.

         In  addition,  if it is  applicable,  PTCE 83-1  exempts the initial  sale of  certificates  to a Plan with  respect to which the depositor,  the special hazard insurer,  the pool insurer,  the master  servicer,  or other servicer,  or the trustee are or is a party in interest  if the Plan does not pay more than fair  market  value for such  certificate  and the rights  and  interests  evidenced  by such certificate  are not  subordinated  to the rights and interests  evidenced by other  certificates of the same pool. PTCE 83-1 also exempts from the prohibited  transaction  rules any  transactions  in connection  with the servicing and operation of the mortgage pool,  provided that any payments  made to the master  servicer in connection  with the servicing of the trust fund are made in accordance  with a binding agreement, copies of which must be made available to prospective investors.

         In the case of any Plan with respect to which the depositor,  the master servicer,  the special hazard insurer, the pool insurer, or the trustee is a fiduciary, PTCE 83-1 will only apply if, in addition to the other requirements:

         o        the initial  sale,  exchange or transfer of  certificates  is expressly  approved by an  independent  fiduciary  who has authority to manage and control those plan assets being invested in certificates;

         o        the Plan pays no more for the certificates than would be paid in an arm's length transaction;

         o        no  investment  management,  advisory or  underwriting  fee, sale  commission,  or similar  compensation  is paid to the depositor with regard to the sale, exchange or transfer of certificates or notes to the Plan;

         o        the total value of the certificates purchased by such Plan does not exceed 25% of the amount issued; and

         o        at least 50% of the aggregate amount of certificates is acquired by persons  independent of the depositor,  the trustee, the master servicer, and the special hazard insurer or pool insurer.

         Before  purchasing  certificates,  a  fiduciary  of a Plan  should  confirm  that the trust fund is a  "mortgage  pool," that the certificates  constitute "mortgage pool pass-through  certificates," and that the conditions set forth in PTCE 83-1 would be satisfied. In addition to making its own  determination  as to the availability of the exemptive relief provided in PTCE 83-1, the Plan fiduciary should consider the availability of any other prohibited  transaction  exemptions.  The Plan fiduciary also should consider its general fiduciary obligations under ERISA in determining whether to purchase any certificates on behalf of a Plan.

Underwriter Exemption

         The DOL has issued  Exemptions to some  underwriters,  which generally exempt from the application of the prohibited  transaction provisions of Section 406 of ERISA, and the excise taxes imposed on those prohibited  transactions  pursuant to Section 4975(a) and (b) of the Code, some  transactions,  among others,  relating to the servicing and operation of mortgage pools and the initial purchase,  holding and subsequent resale of  mortgage-backed  securities or other  "securities"  underwritten by an Underwriter,  as defined below,  provided that  the  conditions  set  forth  in the  Exemption  are  satisfied.  For  purposes  of this  section  "ERISA  Considerations",  the term
"Underwriter" shall include (1) the underwriter, (2) any person directly or indirectly,  through one or more intermediaries,  controlling, controlled by or under common control with the  underwriter and (3) any member of the  underwriting  syndicate or selling group of which a person described in (1) or (2) is a manager or co-manager with respect to a class of securities.

         The Exemption sets forth seven general conditions which must be satisfied for the Exemption to apply.

         First,  the  acquisition  of securities by a Plan or with Plan Assets must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party.

         Second,  the Exemption only applies to securities  evidencing  rights and interests that are not  subordinated  to the rights and interests  evidenced  by other  securities  of the same trust,  unless none of the mortgage  loans has a loan-to-  value ratio or combined loan-to-value ratio at the date of issuance of the securities that exceeds 100%.

         Third,  the securities at the time of acquisition by a Plan or with Plan Assets must be rated in one of the four highest  generic rating  categories by an Exemption Rating Agency.  However,  the securities must be rated in one of the two highest generic  categories by an Exemption Rating Agency if the loan-to-value  ratio or combined  loan-to-value  ratio of any one- to four-family  residential  mortgage loan or home equity loan held in the trust  exceeds 100% but does not exceed 125% at the date of issuance of the  securities,  and in that case the Exemption  will not apply:  (1) to any of the securities if any mortgage loan or other asset held in the trust (other than a one-
to four-family  residential  mortgage loan or home equity loan) has a  loan-to-value  ratio or combined  loan-to-value  ratio that exceeds
100% at the Closing Date or (2) to any subordinate securities.

         Fourth,  the trustee cannot be an affiliate of any member of the Restricted Group (which consists of any Underwriter,  the master servicer,  the special  servicer,  any  subservicer,  the depositor,  any  counterparty to an "eligible swap" (as described below) and any officer with respect to assets included in the trust fund  consisting of more than 5% of the aggregate  unamortized  principal  balance of the assets in the trust fund as of the date of initial issuance of the securities) other than the underwriter.

         Fifth, the sum of all payments made to and retained by the  Underwriter(s)  must represent not more than reasonable  compensation for  underwriting the securities;  the sum of all payments made to and retained by the depositor  pursuant to the assignment of the assets to the related trust fund must represent not more than the fair market value of the  obligations;  and the sum of all payments made to and retained by the master servicer,  the special  servicer and any subservicer  must represent not more than reasonable  compensation for the person's services under the related Agreement and reimbursement of the person's reasonable expenses in connection therewith.

         Sixth,  the investing Plan or Plan Asset investor must be an accredited  investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

         Seventh,  for Issuing  Entities  other than certain  trusts,  the  documents  establishing  the Issuing  Entity and governing the transaction  must contain  certain  provisions  as described in the  Exemption  intended to protect the assets of the Issuing  Entity from creditors of the Depositor.

         Permitted  trust  funds  include  owner-trusts,  as well as  grantor-trusts  and  REMICs.  Owner-trusts  are  subject  to certain restrictions  in their  governing  documents to ensure that their assets may not be reached by creditors of the  depositor in the event of bankruptcy or other insolvency and must provide certain legal opinions.

         The Exemption  permits interest rate swaps,  interest rate caps and yield  supplement  agreements to be assets of a trust fund if certain conditions are satisfied.

         An interest-rate  swap or (if purchased by or on behalf of the Issuing Entity) an  interest-rate  cap contract  (collectively,  a
"swap" or "swap  agreement")  is a permitted  trust fund asset if it: (a) is an "eligible  swap;" (b) is with an "eligible  counterparty;"
(c) meets  certain  additional  specific  conditions  which  depend on whether the swap is a "ratings  dependent  swap" or a  "non-ratings dependent swap" and (d) permits the Issuing Entity to make termination  payments to the swap counterparty  (other than currently scheduled payments) solely from excess spread or amounts otherwise payable to the servicer,  depositor,  sponsor or any other seller.  Securities to which one or more swap agreements apply may be acquired or held by only "qualified plan investors."

         An  "eligible  swap" is one which:  (a) is  denominated  in U.S.  dollars;  (b)  pursuant  to which the  Issuing  Entity  pays or receives,  on or immediately  prior to the respective  payment or distribution date for the class of securities to which the swap relates, a fixed rate of interest or a floating rate of interest based on a publicly  available index (e.g.,  LIBOR or the U.S.  Federal  Reserve's
Cost of Funds Index  (COFI)),  with the Issuing  Entity  receiving  such  payments on at least a  quarterly  basis and  obligated  to make separate payments no more frequently than the counterparty,  with all simultaneous  payments being netted ("allowable interest rate"); (c)
has a notional  amount that does not exceed  either:  (i) the principal  balance of the class of securities to which the swap relates,  or
(ii) the portion of the principal balance of such class represented by obligations  ("allowable  notional  amount");  (d) is not leveraged
(i.e.,  payments are based on the applicable  notional amount,  the day count fractions,  the fixed or floating rates permitted above, and the difference between the products thereof,  calculated on a one-to-one ratio and not on a multiplier of such difference)  ("leveraged");
(e) has a final  termination  date that is  either  the  earlier  of the date on which  the  issuer  terminates  or the  related  class of securities  are fully repaid and (f) does not  incorporate  any provision  which could cause a unilateral  alteration in the  requirements described  in (a) through (d) of this paragraph.

         An  "eligible  counterparty"  means a bank or other  financial  institution  which  has a rating at the date of  issuance  of the securities,  which is in one of the three  highest long term credit  rating  categories or one of the two highest short term credit rating categories,  utilized by at least one of the exemption rating agencies rating the securities;  provided that, if a counterparty is relying on its short term rating to establish  eligibility  under the Exemption,  such  counterparty must either have a long term rating in one of the three highest long term rating categories or not have a long term rating from the applicable exemption rating agency.

         A  "qualified  plan  investor"  is a plan where the  decision  to buy a class of  securities  is made on behalf of the plan by an independent  fiduciary  qualified to understand  the swap  transaction  and the effect the swap would have on the rating of the securities and such fiduciary is either (a) a "qualified  professional  asset manager"  ("QPAM")  under PTCE 84-14,  (b) an "in-house  asset manager"
under PTCE 96-23 or (c) has total assets (both plan and non-plan)  under  management  of at least $100 million at the time the  securities are acquired by the plan.

         In "ratings  dependent  swaps" (where the rating of a class of securities is dependent on the terms and  conditions of the swap), the swap  agreement  must provide that if the credit rating of the  counterparty  is withdrawn or reduced by any  exemption  rating agency below a level specified by the exemption  rating agency,  the servicer must,  within the period  specified under the Pooling and Servicing
Agreement:  (a) obtain a replacement swap agreement with an eligible  counterparty  which is acceptable to the exemption rating agency and the terms of which are  substantially  the same as the current swap agreement (at which time the earlier swap  agreement must  terminate);
or (b) cause the swap counterparty to establish any  collateralization  or other  arrangement  satisfactory to the exemption rating agency such that the then current rating by the exemption  rating agency of the particular  class of securities  will not be withdrawn or reduced
(and the terms of the swap  agreement  must  specifically  obligate the  counterparty  to perform these duties for any class of securities with a term of more than one year).  In the event that the servicer fails to meet these  obligations,  holders of the securities  that are employee benefit plans or other retirement  arrangements must be notified in the immediately  following  periodic report which is provided to the holders of the securities but in no event later than the end of the second month  beginning  after the date of such failure.  Sixty days after the receipt of such report,  the exemptive  relief  provided under the  underwriter  exemption will  prospectively  cease to be applicable  to any class of  securities  held by an employee  benefit plan or other  retirement  arrangement  which  involves such ratings dependent swap.

         "Non-ratings  dependent  swaps"  (those where the rating of the  securities  does not depend on the terms and  conditions  of the swap) are subject to the following  conditions.  If the credit rating of the  counterparty  is withdrawn or reduced below the lowest level permitted above, the servicer will,  within a specified  period after such rating  withdrawal or reduction:  (a) obtain a replacement swap agreement with an eligible  counterparty,  the terms of which are  substantially the same as the current swap agreement (at which time the earlier swap agreement must  terminate);  (b) cause the  counterparty to post collateral with the Issuing Entity in an amount equal to all payments owed by the  counterparty if the swap  transaction  were  terminated;  or (c) terminate the swap agreement in accordance with its terms.

         An "eligible  yield  supplement  agreement" is any yield  supplement  agreement or similar  arrangement or (if purchased by or on behalf of the Issuing  Entity) an interest rate cap contract to supplement the interest  rates  otherwise  payable on obligations  held by the trust fund ("EYS  Agreement").  If the EYS Agreement has a notional  principal amount and/or is written on an International  Swaps and
Derivatives  Association,  Inc.  (ISDA) form,  the EYS  Agreement may only be held as an asset of the trust fund if it meets the following conditions:  (a) it is  denominated in U.S.  dollars;  (b) it pays an allowable  interest  rate; (c) it is not leveraged;  (d) it does not allow any of these three  preceding  requirements to be  unilaterally  altered without the consent of the trustee;  (e) it is entered into between the Issuing Entity and an eligible counterparty and (f) it has an allowable notional amount.

         The  Exemption  also  requires that the trust fund meet the  following  requirements:  (1) the trust fund must consist  solely of assets of the type that have been included in other investment  pools; (2) securities  evidencing  interests in the other investment pools must have been rated in one of the four highest  generic  categories of one of the Exemption  Rating  Agencies for at least one year prior to the  acquisition  of securities by or on behalf of a Plan or with Plan Assets;  and (3)  securities  evidencing  interests in the other investment  pools must have been purchased by investors  other than Plans for at least one year prior to any  acquisition of securities by or on behalf of a Plan or with Plan Assets.

         A  fiduciary  of a Plan or any person  investing  Plan  Assets to purchase a security  must make its own  determination  that the conditions set forth above will be satisfied with respect to the security.

         If the general  conditions of the Exemption are satisfied,  the Exemption may provide an exemption from the restrictions  imposed by  Sections  406(a) and 407(a) of ERISA,  and the excise  taxes  imposed by  Sections  4975(a)  and (b) of the Code by reason of Sections
4975(c)(1)(A)  through (D) of the Code, in connection with the direct or indirect sale,  exchange or transfer of securities in the initial issuance of the securities or the direct or indirect  acquisition  or disposition in the secondary  market of securities by a Plan or with
Plan Assets or the continued  holding of securities  acquired by a Plan or with Plan Assets pursuant to either of the foregoing.  However, no exemption is provided from the  restrictions of Sections  406(a)(1)(E),  406(a)(2) and 407 of ERISA for the acquisition or holding of a security on behalf of an "Excluded Plan" by any person who has  discretionary  authority or renders  investment advice with respect to the assets of an Excluded Plan. For purposes of the securities, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

                  If the specific  conditions  of the  Exemption  are also  satisfied,  the  Exemption  may provide an exemption  from the restrictions  imposed by Sections  406(b)(1) and (b)(2) of ERISA,  and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(E) of the Code, in connection with:

         1.       The direct or indirect  sale,  exchange or transfer of  securities  in the initial  issuance of  securities  between the depositor or an Underwriter  and a Plan when the person who has  discretionary  authority or renders  investment  advice with respect to the  investment of Plan Assets in the  securities  is (a) a mortgagor  with respect to 5% or less of the fair market value of the trust fund assets or (b) an affiliate of such a person, provided that:

                           i.       The Plan is not an Excluded Plan,

                           ii.      Each Plan's  investment in each class of securities does not exceed 25% of the outstanding  securities in the class,

                           iii.     After the  Plan's  acquisition  of the  securities,  no more  than 25% of the  assets  over  which the fiduciary has investment  authority are invested in securities of a trust fund containing assets which are sold or serviced by the same entity, and

                           iv.      In the case of initial  issuance (but not secondary market  transactions),  at least 50% of each class of securities  and at least 50% of the  aggregate  interests in the trust fund are acquired by persons independent of the Restricted Group;

         2.       The direct or indirect  acquisition or  disposition in the secondary  market of securities by a Plan or with Plan assets provided that the conditions in (i), (iii) and (iv) of 1 above are met; and

         3.       The continued holding of securities acquired by a Plan or with Plan Assets pursuant to sections 1 or 2 above.

         Further,  if the  specific  conditions  of the  Exemption  are  satisfied,  the  Exemption  may  provide  an  exemption  from the restrictions  imposed by Sections  406(a),  406(b) and 407 of ERISA,  and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for  transactions  in connection with the servicing,  management and operation of the trust fund.
The  depositor  expects that the specific  conditions  of the  Exemption  required for this purpose will be satisfied  with respect to the securities so that the Exemption  would provide an exemption from the  restrictions  imposed by Sections  406(a) and (b) of ERISA (as well as the excise  taxes  imposed  by  Sections  4975(a)  and (b) of the Code by reason of Section  4975(c) of the Code) for  transactions  in connection  with the  servicing,  management  and operation of the trust fund,  provided that the general  conditions of the Exemption are satisfied.

         The Exemption also may provide an exemption from the  application of the  prohibited  transaction  provisions of Sections  406(a)
and 407(a) of ERISA, and the excise taxes imposed by Section 4975(a) and (b) of the Code by reason of Sections  4975(c)(1)(A)  through (D)
of the Code if the  restrictions  are deemed to otherwise  apply merely  because a person is deemed to be a Party in Interest with respect to an  investing  Plan by virtue of  providing  services  to the Plan (or by virtue of having a specified  relationship  to such a person)
solely as a result of the Plan's ownership of securities.

         The Exemption  generally extends exemptive relief to mortgage-backed and asset-backed  securities  transactions using pre-funding accounts for trusts issuing  securities.  With respect to the  securities,  the Exemption will generally  allow mortgage loans  supporting payments to  securityholders,  and having a value equal to no more than 25% of the total principal  amount of the securities being offered by the trust fund, to be  transferred  to the trust fund within the  Pre-Funding  Period (as defined  below) instead of requiring that all the mortgage  loans be either  identified or  transferred  on or before the Closing Date. In general,  the relief applies to the purchase, sale and holding of securities which otherwise qualify for the Exemption, provided that the following general conditions are met:

         o        the ratio of the amount  allocated to the  pre-funding  account to the total  principal  amount of the securities  being offered must be less than or equal to 25%;

         o        all  additional  mortgage  loans  transferred  to the related trust fund after the Closing Date must meet the same terms and  conditions  for  eligibility  as the  original  mortgage  loans  used to create  the trust  fund,  which  terms and conditions have been approved by one of the Exemption Rating Agencies;

         o        the transfer of the  additional  mortgage loans to the trust fund during the  Pre-Funding  Period must not result in the securities  to be covered by the  Exemption  receiving  a lower  credit  rating  from an  Exemption  Rating  Agency upon termination  of the  Pre-Funding  Period  than the rating that was  obtained at the time of the initial  issuance of the securities by the trust fund;

         o        solely as a result of the use of  pre-funding,  the weighted  average annual  percentage  interest rate for the mortgage loans  included in the related  trust fund on the Closing Date and all  additional  mortgage  loans  transferred  to the related  trust fund after the Closing Date at the end of the Pre- Funding  Period must not be more than 100 basis points lower than the rate for the mortgage loans which were transferred to the trust fund on the Closing Date;

         o        either:

                  (1)      the  characteristics  of the additional  mortgage loans transferred to the related trust fund after the Closing
                           Date must be monitored by an insurer or other credit support provider which is independent of the depositor; or

                  (2)      an  independent  accountant  retained by the depositor  must provide the  depositor  with a letter (with copies provided to the  Exemption  Rating Agency  rating the  securities,  the  Underwriter  and the trustee)  stating whether or not the  characteristics  of the  additional  mortgage  loans  transferred to the related trust fund after the Closing Date conform to the  characteristics  described in the  prospectus or  prospectus  supplement and/or agreement.  In preparing the letter, the independent  accountant must use the same type of procedures as were applicable to the mortgage loans which were transferred to the trust fund as of the Closing Date;

         o        the  Pre-Funding  Period  must end no later  than  three  months or 90 days  after the  Closing  Date or earlier in some circumstances  if the  pre-funding  accounts  falls below the minimum  level  specified in the  Agreement or an event of default occurs;

         o        amounts  transferred  to any  pre-funding  accounts  and/or  capitalized  interest  account used in connection  with the pre-funding  may be invested  only in  investments  which are  permitted by the  Exemption  Rating  Agencies  rating the securities and must:

                  (1)      be direct  obligations of, or obligations  fully  guaranteed as to timely payment of principal and interest by, the United States or any agency or  instrumentality  thereof  (provided that the  obligations are backed by the full faith and credit of the United States); or

                  (2)      have been rated (or the obligor has been rated) in one of the three highest  generic  rating  categories by one of the Exemption Rating Agencies ("ERISA Permitted Investments");

         o        the prospectus or prospectus supplement must describe the duration of the Pre-Funding Period;

         o        the trustee (or any agent with which the trustee  contracts to provide trust  services) must be a substantial  financial institution  or trust  company  experienced  in trust  activities  and familiar  with its duties,  responsibilities  and liabilities with ERISA.  The trustee,  as legal owner of the trust fund, must enforce all the rights created in favor of securityholders of the trust fund, including employee benefit plans subject to ERISA.

Insurance company general accounts

         o        In the event that  securities  which are  certificates,  but not notes,  do not meet the  requirements  of the Exemption solely because they are  subordinate  certificates  or fail to meet a minimum rating  requirements  under the Exemption, certain  Plans may be  eligible  to purchase  certificates  pursuant  to Sections I and III of PTCE 95-60 which  permits insurance  company  general  accounts as defined in PTCE 95-60 to purchase such  certificates if they otherwise meet all of the other requirements of the Exemption.

         o         Insurance  companies  contemplating  the  investment of general  account  assets in the  securities  are  encouraged to consult with their legal advisors with respect to the  applicability  of Section  401(c) of ERISA.  The DOL issued final regulations under Section 401(c) which became effective on July 5, 2001.

Revolving pool features

         The Exemption  only covers  certificates  backed by a "fixed" pool of loans which requires that all the loans must be transferred to the trust fund or  identified  at closing (or  transferred  within the  Pre-Funding  Period,  if  pre-funding  meeting  the  conditions described above is used).  Accordingly,  certificates  issued by trust funds which feature  revolving pools of assets will not be eligible for a purchase by Plans.  However,  securities  which are notes backed by revolving  pools of assets may be eligible for purchase by Plans pursuant to certain other prohibited transaction exemptions.  See discussion below in "ERISA Considerations Relating to Notes."

ERISA Considerations Relating to Notes

         Under the DOL  Regulations,  the assets of the trust fund would be treated as "plan  assets" of a Plan for the  purposes of ERISA and the Code  only if the  Plan  acquires  an  "equity  interest"  in the  trust  fund and  none of the  exceptions  contained  in the DOL
Regulations  is applicable.  An equity  interest is defined under the DOL  Regulations  as an interest  other than an instrument  which is treated as indebtedness  under applicable local law and which has no substantial  equity features.  Assuming that the notes are treated as indebtedness  without  substantial  equity features for purposes of the DOL Regulations,  then such notes will be eligible for purchase by
Plans. However,  without regard to whether the notes are treated as an "equity interest" for such purposes,  the acquisition or holding of notes by or on behalf of a Plan could be considered to give rise to a prohibited  transaction  if the trust fund or any of its  affiliates is or becomes a party in interest  or  disqualified  person with  respect to such Plan,  or in the event that a note is  purchased  in the secondary  market and such purchase  constitutes  a sale or exchange  between a Plan and a party in interest or  disqualified  person with respect to such Plan.  There can be no assurance  that the trust fund or any of its  affiliates  will not be or become a party in interest or a disqualified person with respect to a Plan that acquires notes.

         The Exemption  permits trust funds which are grantor  trusts,  owner-trusts  or REMICs to issue notes,  as well as  certificates, provided a legal opinion is received to the effect that the  noteholders  have a perfected  security  interest in the trust fund's assets.
The exemptive  relief  provided  under the Exemption for any prohibited  transactions  which could be caused as a result of the operation, management  or  servicing  of the trust fund and its assets  would not be  necessary  with  respect  to notes with no  substantial  equity features which are issued as obligations of the trust fund.  Nevertheless,  because other prohibited  transactions might be involved,  the
Exemption would provide  prohibited  transaction  exemptive  relief,  provided that the same  conditions of the Exemption  described above relating to  certificates  are met with respect to the notes.  The same  limitations of such exemptive  relief relating to acquisitions of certificates by fiduciaries with respect to Excluded Plans would also be applicable to the notes as described in this prospectus.

         In the event that the Exemption is not  applicable to the notes,  one or more other  prohibited  transactions  exemptions  may be available to Plans  purchasing or transferring  the notes depending in part upon the type of Plan fiduciary making the decision to acquire the notes and the circumstances under which such decision is made. These exemptions  include,  but are not limited to, PTCE Exemption 90-1
(regarding  investments by insurance company pooled separate accounts),  PTCE 91-38 (regarding  investments by bank collective investments funds), PTCE 84-14 (regarding  transactions  effected by "qualified  professional asset managers"),  PTCE 95-60 (regarding  investments by insurance  company general  accounts) and PTCE 96-23 (regarding  transactions  effected by "in-house asset managers")  (collectively,  the
"Investor-Based  Exemptions").  However,  even if the conditions  specified in these  Investor-Based  Exemptions are met, the scope of the relief provided under such Exemptions might or might not cover all acts which might be construed as prohibited transactions.

         In the event that the  Exemption  is not  applicable  to the  notes,  there can be no  assurance  that any class of notes will be treated as  indebtedness  without  substantial  equity  features  for  purposes of the DOL  Regulations.  There is  increased  uncertainty regarding  the  characterization  of debt  instruments  that do not carry an  investment  grade  rating.  Consequently,  in the event of a withdrawal  or  downgrade  to below  investment  grade of the rating of a class of notes,  the  subsequent  transfer  of such notes or any interest  therein to a Plan  trustee or other person  acting on behalf of a Plan,  or using Plan Assets to effect such  transfer,  will be restricted.  Unless  otherwise  stated in the related  prospectus  supplement,  by  acquiring  a note,  each  purchaser  will be deemed to represent that either (1) it is not acquiring the note with Plan Assets;  or (2) (A) either (i) none of the issuing entity,  the depositor any underwriter,  the trustee,  the master servicer,  any other servicer or any of their affiliates is a party in interest with respect to such purchaser that is a Plan or (ii) PTCE 90-1,  PTCE 91-38,  PTCE 84-14,  PTCE 95-60,  PTCE 96-23 or some other  prohibited  transaction exemption is applicable to the  acquisition  and holding of the note by such  purchaser  and (B) the notes are rated  investment  grade or better and such person believes that the notes are properly treated as indebtedness  without  substantial  equity features for purposes of the DOL Regulations,  and agrees to so treat the notes. Alternatively,  regardless of the rating of the notes, such person may provide the trustee  with an opinion of counsel,  which  opinion of counsel  will not be at the  expense of the issuing  entity,  the  depositor,  the trustee,  the master  servicer or any other  servicer,  which  opines  that the  purchase,  holding and  transfer of such note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt  prohibited  transaction under ERISA or Section
4975 of the Code and will not subject the issuing  entity,  the depositor,  the trustee,  the master servicer or any other servicer to any obligation in addition to those undertaken in the indenture.

         EACH  PROSPECTUS  SUPPLEMENT  WILL  CONTAIN  INFORMATION  CONCERNING  CONSIDERATIONS  RELATING  TO ERISA  AND THE  CODE  THAT ARE
APPLICABLE TO THE RELATED  SECURITIES.  BEFORE PURCHASING  SECURITIES IN RELIANCE ON THE EXEMPTION,  THE INVESTOR-BASED  EXEMPTIONS OR ANY
OTHER EXEMPTION, A FIDUCIARY OF A PLAN SHOULD ITSELF CONFIRM THAT REQUIREMENTS SET FORTH IN SUCH EXEMPTION WOULD BE SATISFIED.

         ANY PLAN INVESTOR WHO PROPOSES TO USE "PLAN ASSETS" OF ANY PLAN TO PURCHASE  SECURITIES OF ANY SERIES OR CLASS ARE  ENCOURAGED TO
CONSULT WITH ITS COUNSEL WITH  RESPECT TO THE  POTENTIAL  CONSEQUENCES  UNDER ERISA AND SECTION  4975 OF THE CODE OF THE  ACQUISITION  AND
OWNERSHIP OF SUCH SECURITIES.

Exchangeable Securities

         With respect to those  classes of  exchangeable  securities  which were eligible for  exemptive  relief under the Exemption  when purchased,  the Exemption  would also cover the  acquisition  or  disposition  of such  exchangeable  securities  when the  securityholder exercises its exchange rights.  However,  with respect to classes of exchangeable  securities which were not eligible for exemptive relief under the Exemption when  purchased,  the exchange,  purchase or sale of such  securities  pursuant to the exercise of exchange  rights or call rights may give rise to  prohibited  transactions  if a Plan and a Party in Interest  with  respect to such Plan are  involved in the transaction.  However, one or more Investor-Based Exemptions discussed above may be applicable to these transactions.

Tax Exempt Investors

         A Plan that is exempt from federal income  taxation  pursuant to Section 501 of the Code  nonetheless  will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" within the meaning of Section 512 of the Code.

Consultation with Counsel

         There can be no assurance  that the  Exemption or any other DOL  exemption  will apply with respect to any  particular  Plan that acquires  the  securities  or, even if all the  conditions  specified  therein  were  satisfied,  that any such  exemption  would apply to transactions  involving  the trust fund.  In addition,  the  recently  enacted  Pension  Protection  Act of 2006  modified the ERISA rules relating to prohibited  transactions and Plan Assets.  Prospective  Plan investors should consult with their legal counsel  concerning the impact of ERISA and the Code and the  potential  consequences  to their  specific  circumstances  prior to  making  an  investment  in the securities.  Neither the depositor,  the trustees, the master servicer nor any of their respective affiliates will make any representation to the effect that the  securities  satisfy all legal  requirements  with  respect to the  investment  therein by Plans  generally  or any particular Plan or to the effect that the securities are an appropriate investment for Plans generally or any particular Plan.

         Before purchasing a security in reliance on the Exemption,  or an Investor-Based  Exemption,  or any other exemption, a fiduciary of a Plan or other  Plan  Asset  Investor  should  itself  confirm  that (a) all the  specific  and  general  conditions  set forth in the
Exemption,  an  Investor-Based  Exemption or other  exemption  would be satisfied  and (b) in the case of a security  purchased  under the
Exemption,  the security  constitutes a "security" for purposes of the Exemption.  In addition to making its own  determination  as to the availability

of the exemptive relief provided in the Exemption,  and  Investor-Based  Exemption or other exemption,  the Plan fiduciary should consider its general fiduciary obligations under ERISA in determining whether to purchase the securities on behalf of a Plan.

         A  governmental  plan as  defined  in Section  3(32) of ERISA is not  subject  to ERISA,  or Code  Section  4975.  However,  such governmental  plan may be subject to federal,  state and local law, which is, to a material extent,  similar to the provisions of ERISA or a Code Section 4975. A fiduciary of a governmental  plan should make its own  determination  as to the propriety of such investment  under applicable fiduciary or other investment standards, and the need for the availability of any exemptive relief under any similar law.

                                                         LEGAL INVESTMENT MATTERS

         Each class of  certificates  or notes offered by this  prospectus and by the related  prospectus  supplement will be rated at the date of issuance in one of the four highest  rating  categories by at least one Rating Agency.  If so specified in the related  prospectus supplement,  each such class that is rated in one of the two highest  rating  categories  by at least one Rating  Agency  will  constitute
"mortgage  related  securities"  for  purposes of SMMEA,  and, as such,  will be legal  investments  for  persons,  trusts,  corporations, partnerships,  associations,  business trusts and business  entities  (including  depository  institutions,  life insurance  companies and pension  funds)  created  pursuant to or existing  under the laws of the United States or of any State whose  authorized  investments  are subject to state  regulation  to the same extent that,  under  applicable  law,  obligations  issued by or  guaranteed as to principal and interest by the United States or any agency or instrumentality  thereof  constitute legal investments for the entities.  Under SMMEA, if a
State enacted  legislation on or prior to October 3, 1991 specifically  limiting the legal investment  authority of any such entities with respect to "mortgage  related  securities," such securities will constitute legal investments for entities subject to the legislation only to the extent provided therein.  Some States have enacted legislation which overrides the preemption  provisions of SMMEA. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual  commitment to purchase,  hold or invest in "mortgage  related  securities,"  or require the sale or other  disposition  of the  securities,  so long as the  contractual commitment was made or the securities acquired prior to the enactment of the legislation.

         SMMEA also amended the legal investment  authority of  federally-chartered  depository  institutions as follows:  federal savings and loan  associations  and federal  savings  banks may invest in, sell or  otherwise  deal with  "mortgage  related  securities"  without limitation as to the percentage of their assets  represented  thereby,  federal credit unions may invest in the  securities,  and national banks may purchase the securities for their own account without regard to the limitations  generally  applicable to investment  securities set forth in 12 U.S.C.  24  (Seventh),  subject in each case to such  regulations  as the  applicable  federal  regulatory  authority  may prescribe.

         The Federal Financial  Institutions  Examination  Council has issued a supervisory policy statement  applicable to all depository institutions,  setting forth  guidelines for and significant  restrictions on investments in "high-risk  mortgage  securities." The policy statement has been adopted by the Federal  Reserve  Board,  the Office of the  Comptroller  of the Currency,  the FDIC and the OTS with an effective date of February 10, 1992. The policy  statement  generally  indicates that a mortgage  derivative  product will be deemed to be high risk if it exhibits  greater price  volatility  than a standard fixed rate  thirty-year  mortgage  security.  According to the policy statement,  prior to purchase,  a depository  institution will be required to determine whether a mortgage  derivative  product that it is considering  acquiring is high-risk,  and if so that the proposed  acquisition would reduce the institution's  overall interest rate risk.
Reliance on analysis  and  documentation  obtained  from a securities  dealer or other  outside  party  without  internal  analysis by the institution  would be  unacceptable.  There can be no assurance  as to which  classes of offered  securities  will be treated as high-risk under the policy statement.

         The predecessor to the OTS issued a bulletin,  entitled,  "Mortgage  Derivative Products and Mortgage Swaps", which is applicable to thrift institutions  regulated by the OTS. The bulletin  established  guidelines for the investment by savings  institutions in certain
"high-risk"  mortgage  derivative  securities and  limitations on the use of the  securities by insolvent,  undercapitalized  or otherwise
"troubled"  institutions.  According to the bulletin,  such "high-risk" mortgage derivative securities include securities having specified characteristics,  which may include some classes of offered securities.  In addition,  the National Credit Union Administration has issued regulations  governing  federal credit union  investments  which prohibit  investment in specified types of securities,  which may include some classes of offered  securities.  Similar policy  statements have been issued by regulators  having  jurisdiction  over other types of depository institutions.

         Any class of securities  that is not rated in one of the two highest  rating  categories by at least one Rating  Agency,  and any other class of securities specified in the related prospectus  supplement,  will not constitute "mortgage related securities" for purposes of SMMEA.  Prospective  investors in these classes of securities,  in particular,  should consider the matters  discussed in the following paragraph.

         There may be other  restrictions  on the  ability of  investors  either to  purchase  some  classes of offered  securities  or to purchase any class of offered securities  representing more than a specified  percentage of the investors' assets. The depositor will make no representations as to the proper  characterization of any class of offered securities for legal investment or other purposes,  or as to the ability of particular investors to purchase any class of certificates or notes under applicable legal investment  restrictions.  These uncertainties  may adversely  affect the liquidity of any class of certificates  or notes.  Accordingly,  all investors  whose  investment activities are subject to legal  investment laws and  regulations,  regulatory  capital  requirements or review by regulatory  authorities should  consult  with their own legal  advisors in  determining  whether and to what extent the offered  securities  of any class  thereof constitute  legal  investments or are subject to investment,  capital or other  restrictions,  and, if applicable,  whether SMMEA has been overridden in any jurisdiction relevant to the investor.

                                                             USE OF PROCEEDS

         Substantially  all of the net proceeds to be received from the sale of  certificates or notes will be applied by the depositor to finance the purchase of, or to repay short-term  loans incurred to finance the purchase of, the mortgage loans and/or mortgage  securities in the  respective  mortgage  pools and to pay other  expenses.  The depositor  expects that it will make  additional  sales of securities similar to the offered  securities from time to time, but the timing and amount of any such additional  offerings will be dependent upon a number of factors,  including the volume of mortgage loans purchased by the depositor,  prevailing  interest rates,  availability of funds and general market conditions.

                                                         METHODS OF DISTRIBUTION

         The depositor will offer the securities in series.  The  distribution  of the securities may be effected from time to time in one or more transactions,  including  negotiated  transactions,  at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment  therefor.  If so specified in the related prospectus  supplement,  Bear, Stearns & Co. Inc., an affiliate of the depositor,  acting as underwriter with other  underwriters,  if any, named in such prospectus  supplement will distribute the securities in a firm commitment  underwriting,  subject to the terms and conditions of the underwriting  agreement. In such event, the related  prospectus  supplement  may also specify that the  underwriters  will not be  obligated  to pay for any  securities  agreed to be purchased by purchasers  pursuant to purchase  agreements  acceptable to the  depositor.  In connection  with the sale of the  securities, underwriters  may receive  compensation  from the depositor or from purchasers of the securities in the form of discounts,  concessions or commissions.  The related prospectus supplement will describe any such compensation that is paid by the depositor.

         As to any offering of securities,  in addition to the method of distribution  as described in the prospectus  supplement and this base  prospectus,  the  distribution  of any  class  of the  offered  securities  may be  effected  through  one or more  resecuritization transactions, in accordance with Rule 190(b).

         Alternatively,  the related  prospectus  supplement may specify that Bear, Stearns & Co. Inc. acting as agent or in some cases as principal with respect to securities that it has previously  purchased or agreed to purchase,  will  distribute the  securities.  If Bear,
Stearns & Co. Inc. acts as agent in the sale of securities,  Bear,  Stearns & Co. Inc. will receive a selling  commission  with respect to each  series of  securities,  depending  on market  conditions,  expressed  as a  percentage  of the  aggregate  principal  balance of the securities  sold  hereunder as of the closing date. The exact  percentage  for each series of securities  will be disclosed in the related prospectus  supplement.  To the extent that Bear, Stearns & Co. Inc. elects to purchase securities as principal,  Bear, Stearns & Co. Inc.
may  realize  losses or profits  based upon the  difference  between  its  purchase  price and the sales  price.  The  related  prospectus supplement  with respect to any series  offered  other than through  underwriters  will contain  information  regarding the nature of such offering and any agreements to be entered into between the depositor and purchasers of securities of such series.

         The  depositor  will  indemnify  Bear,  Stearns & Co. Inc. and any  underwriters  against  certain civil  liabilities,  including liabilities  under the  Securities  Act of 1933,  or will  contribute to payments  Bear,  Stearns & Co. Inc. and any  underwriters  may be required to make in respect thereof.

         In the ordinary  course of business,  the depositor and Bear,  Stearns & Co. Inc. may engage in various  securities and financing transactions,  including  repurchase  agreements to provide interim  financing of the depositor's  mortgage loans pending the sale of such mortgage loans or interests in such mortgage loans, including the securities.

         Bear,  Stearns & Co. Inc. may use this  prospectus  and the related  prospectus  supplement in  connection  with offers and sales related to  market-making  transactions in the securities.  Bear,  Stearns & Co. Inc. may act as principal or agent in such  transactions.
Such sales will be made at prices related to prevailing market prices at the time of sale or otherwise.

         The  depositor   anticipates  that  the  securities  will  be  sold  primarily  to   institutional   investors  or  sophisticated
non-institutional  investors.  Purchasers  of  securities,  including  dealers,  may,  depending  on the facts and  circumstances  of such purchases,  be deemed to be "underwriters"  within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of securities. Securityholders should consult with their legal advisors in this regard before any such reoffer or sale.

                                                              LEGAL MATTERS

         Legal matters in connection  with the  securities of each series,  including  both federal income tax matters and the legality of the  securities  being  offered,  will be passed  upon for the  depositor  by Thacher  Proffitt & Wood llp,  New York,  New York,  Orrick,
Herrington & Sutcliffe LLP, New York, New York, or Greenberg Traurig LLP, New York, New York.

                                                          FINANCIAL INFORMATION

         With respect to each series,  a new trust fund will be formed,  and no trust fund will engage in any business  activities or have any assets or obligations  prior to the issuance of the related  series.  Accordingly,  no financial  statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement.

                                                                 RATINGS

         It is a condition to the issuance of any class of offered  securities  that they shall have been rated not lower than  investment grade, that is, in one of the four highest rating categories, by at least one Rating Agency.

         Ratings on  mortgage  pass-through  certificates  and  mortgage-backed  notes  address the  likelihood  of receipt by the holders thereof of all  collections on the underlying  mortgage  assets to which the holders are entitled.  These ratings  address the structural, legal and issuer-related  aspects associated with the certificates and notes, the nature of the underlying  mortgage assets and the credit quality  of the  guarantor,  if any.  Ratings on  mortgage  pass-through  certificates  and  mortgage-backed  notes do not  represent  any assessment  of the  likelihood of principal  prepayments  by borrowers or of the degree by which the  prepayments  might differ from those originally anticipated.  As a result,  securityholders might suffer a lower than anticipated yield, and, in addition,  holders of stripped interest securities in extreme cases might fail to recoup their initial investments.

         A security  rating is not a  recommendation  to buy, sell or hold  securities and may be subject to revision or withdrawal at any time by the assigning rating organization.

                                                          AVAILABLE INFORMATION

         The depositor is subject to the  informational  requirements  of the Exchange Act and in accordance  therewith  files reports and other  information  with the Commission.  Reports and other  information  filed by the depositor can be inspected and copied at the Public
Reference  Room  maintained by the  Commission at 100 F Street NE,  Washington,  DC 20549,  and its Regional  Offices  located as follows:
Chicago Regional Office, 500 West Madison,  14th Floor,  Chicago,  Illinois 60661; New York Regional Office,  233 Broadway,  New York, New
York  10279.  Copies of the  material  can also be  obtained  from the  Public  Reference  Section  of the  Commission,  100 F Street  NE,
Washington,  DC 20549, at prescribed rates and electronically through the Commission's  Electronic Data Gathering,  Analysis and Retrieval
system at the Commission's Website  (http://www.sec.gov).  Information about the operation of the Public Reference Room may be obtained by calling the Securities and Exchange  Commission at (800)  SEC-0330.  Exchange Act reports as to any series filed with the Commission  will be filed under the issuing entity's name. The depositor does not intend to send any financial reports to security holders.

         The issuing entity's annual reports on Form 10-K (including  reports of assessment of compliance with the AB Servicing  Criteria, attestation  reports,  and statements of compliance,  discussed in "Servicing of Mortgage  Loans—Evidence as to Compliance" in the related prospectus  supplement and "Description of the Securities — Reports to  Securityholders"  in this  prospectus,  required to be filed under
Regulation AB), periodic  distribution  reports on Form 10-D,  current reports on Form 8-K and amendments to those reports,  together with such other reports to security  holders or information  about the  securities as shall have been filed with the Commission  will be posted on the trustee's or the securities  administrator's internet web site, as applicable,  as soon as reasonably practicable after it has been electronically  filed with,  or  furnished  to, the  Commission.  The address of the  website  will be provided in the related  Prospectus
Supplement.

         This prospectus does not contain all of the information set forth in the  registration  statement (of which this prospectus forms a part) and exhibits  thereto which the depositor has filed with the Commission  under the Securities Act and to which reference is hereby made.

                                                        REPORTS TO SECURITYHOLDERS

         The master servicer or another  designated person will be required to provide periodic  unaudited  reports  concerning each trust fund to all  registered  holders of offered  securities  of the related  series with respect to each trust fund as are required  under the
Exchange Act and the Commission's related rules and regulations, and under the terms of the applicable agreements.

         As to each  issuing  entity,  so long as it is required to file  reports  under the  Exchange  Act,  those  reports  will be made available as described above under "Available Information".

         As to each issuing entity that is no longer required to file reports under the Exchange Act, periodic  distribution  reports will be posted on the website of the sponsor,  depositor,  master servicer or securities administrator,  as applicable,  referenced above under
"Available  Information" as soon as practicable.  Annual reports of assessment of compliance with the AB Servicing  Criteria,  attestation reports,  and statements of compliance will be provided to registered  holders of the related  securities upon request free of charge. See
"Servicing of Mortgage  Loans—Evidence  as to  Compliance"  in the related  prospectus  supplement  and  "Description  of the Securities —
Reports to Securityholders" in this prospectus.

                                                INCORPORATION OF INFORMATION BY REFERENCE

         There are incorporated into this prospectus and in the related  prospectus  supplement by reference all documents,  including but not limited to the  financial  statements  and reports  filed or caused to be filed or  incorporated  by reference by the  depositor  with respect to a trust fund pursuant to the  requirements  of Sections  13(a) or 15(d) of the Exchange Act,  prior to the  termination  of the offering of the offered  securities of the related series.  All documents  subsequently  filed by the depositor pursuant to Sections 13(a)
or 15(d) of the Exchange Act in respect of any offering prior to the termination of the offering of the offered  securities  shall also be deemed incorporated by reference into this prospectus and the related prospectus supplement.

         The  depositor  will  provide or cause to be provided  without  charge to each person to whom this  prospectus  is  delivered  in connection with the offering of one or more classes of offered  securities,  upon written or oral request of the person,  a copy of any or all the reports  incorporated  in this  prospectus  by  reference,  in each case to the extent the  reports  relate to one or more of such classes of the offered  securities,  other than the  exhibits to the  documents,  unless the  exhibits are  specifically  incorporated  by reference in the documents.  Requests should be directed in writing to Structured Asset Mortgage  Investments II Inc., 383 Madison Avenue,
New York,  New York 10179,  Attention:  Secretary,  or by telephone at (212)  272-2000.  The depositor has  determined  that its financial statements will not be material to the offering of any offered securities.

                                                                 GLOSSARY

         Accrual  Security — A security with respect to which some or all of its accrued  interest will not be distributed as interest but rather  an amount  equal to that  interest  will be added to the  principal  balance  thereof  on each  distribution  date for the  period described in the related prospectus supplement.

         Affiliated Seller — Banks,  savings and loan  associations,  mortgage bankers,  mortgage brokers,  investment  banking firms, and other mortgage loan originators or sellers affiliated with the depositor, which may include EMC.

         Agreement — An owner trust agreement, servicing agreement, indenture or pooling and servicing agreement.

         ARM Loan — A mortgage loan with an adjustable interest rate.

         Assumption Fee — The fee paid to the mortgagee upon the assumption of the primary liability for payment of the mortgage.

         Bankruptcy Amount — The amount of Bankruptcy Losses that may be allocated to the credit enhancement of the related series.

         Bankruptcy Code — Title 11 of the United States Code, as amended from time to time.

         Bankruptcy Loss — A Realized Loss  attributable to certain actions which may be taken by a bankruptcy  court in connection with a mortgage  loan,  including a reduction by a bankruptcy  court of the  principal  balance of or the mortgage  rate on a mortgage loan or an extension of its maturity.

         Beneficial Owner — A person acquiring an interest in any DTC Registered Security.

         Benefit  Plan  Investors  — Plans  subject  to Part 4 of Title I of  ERISA in  Section  4975 of the  Code  and any  entity  whose underlying assets include Plan Assets by reason of such Plan's investment in the entity.

         Buydown Account — With respect to a buydown mortgage loan, the custodial account where the Buydown Funds are placed.

         Buydown Funds — With respect a buydown mortgage loan, the amount  contributed by the seller of the mortgaged  property or another source and placed in the Buydown Account.

         Buydown Period — The period during which funds on a buydown mortgage loan are made up for from the Buydown Account.

         Call Class — A class of  securities  which  entitles  the holder  thereof  to direct  the  trustee to redeem a Callable  class of securities.

         Callable  Class — A class of securities of a series which is redeemable,  directly or indirectly,  at the direction of the holder of the related Call Class, as provided in the related  prospectus  supplement.  A Callable Class may have a "lock-out period" during which such  securities  cannot be called and generally will be called only if the market value of the assets in the trust fund for such Callable
Class exceeds the outstanding principal balance of such assets.

         CERCLA — The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         Class  Factor — For any  exchangeable  security  and any  month,  will be a  truncated  seven  digit  decimal  which,  which when multiplied by the original principal amount of that class, will equal its remaining  principal amount,  after giving effect to any payment of (or addition to) principal to be made on the distribution date in the following month.

         Clearstream — Clearstream Banking, société anonyme, formerly known as Cedelbank SA.

         Closing Date — With respect to any series of securities, the date on which the securities are issued.

         Code — The Internal Revenue Code of 1986.

         Commission — The Securities and Exchange Commission.

         Committee Report — The Conference Committee Report accompanying the Tax Reform Act of 1986.

         Conservation Act — The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996.

         Contract — Manufactured housing conditional sales contracts and installment loan agreements each secured by a Manufactured Home.

         Contributions  Tax — With respect to specific  contributions  to a REMIC made after the Closing Date, a tax on the REMIC equal to
100% of the value of the contributed property.

         Cooperative — With respect to a cooperative mortgage loan, the corporation that owns the related apartment building.

         Crime Control Act — The Comprehensive Crime Control Act of 1984.

         Defaulted  Mortgage Loss — A Realized Loss other than a Special Hazard Loss,  Extraordinary  Loss or other losses  resulting from damage to a mortgaged property, Bankruptcy Loss or Fraud Loss.

         Deferred  Interest — If an adjustment  to the mortgage  rate on a mortgage loan has caused the amount of accrued  interest on the mortgage  loan in any month to exceed the  scheduled  monthly  payment on the mortgage  loan,  the  resulting  amount of interest that has accrued but is not then payable;

         Deleted Mortgage Loan — A mortgage loan which has been removed from the related trust fund.

         Designated  Seller  Transaction  — A series of  securities  where the related  mortgage  loans are  provided  either  directly or indirectly to the depositor by one or more Sellers identified in the related prospectus supplement.

         Determination  Date — The close of  business  on the date on which the amount of each  distribution  to  securityholders  will be determined, which shall be stated in each prospectus supplement.

         Distribution  Account — One or more  separate  accounts  for the  collection  of payments on the related  mortgage  loans  and/or mortgage securities constituting the related trust fund, which may be a Master Servicer Collection Account.

         DIDMC — The Depository Institutions Deregulation and Monetary Control Act of 1980.

         DOL — The U.S. Department of Labor.

         DOL Regulations — Regulations by the DOL promulgated at 29 C.F.R. § 2510.3-101.

         DTC — The Depository Trust Company.

         DTC Registered Security — Any security initially issued through the book-entry facilities of the DTC.

         Eligible  Account  — An  account  maintained  with a  federal  or  state  chartered  depository  institution  (i) the  short-term obligations of which are rated by each of the Rating  Agencies in its highest rating at the time of any deposit  therein,  or (ii) insured by the FDIC (to the limits  established  by the FDIC),  the  uninsured  deposits in which  account are  otherwise  secured  such that,  as evidenced by an opinion of counsel  (obtained  by and at the expense of the person  requesting  that the account be held  pursuant to this clause (ii)) delivered to the trustee prior to the  establishment of the account,  the  securityholders  will have a claim with respect to the funds in the account and a perfected  first priority  security  interest  against any collateral  (which shall be limited to Permitted
Instruments)  securing the funds that is superior to claims of any other  depositors or general  creditors of the  depository  institution with which the  account is  maintained  or (iii) a trust  account or  accounts  maintained  with a federal or state  chartered  depository institution  or trust  company  with  trust  powers  acting in its  fiduciary  capacity  or (iv) an account or  accounts  of a  depository institution  acceptable  to the Rating  Agencies  (as  evidenced  in writing by the Rating  Agencies  that use of any such  account as the
Distribution  Account will not have an adverse effect on the then-current  ratings assigned to the classes of the securities then rated by the Rating Agencies). Eligible Accounts may or may not bear interest.

         Equity  Certificates — With respect to any series of notes, the certificate or certificates  representing a beneficial  ownership interest in the related issuing entity.

         ERISA — The Employee Retirement Income Security Act of 1974, as amended.

         ERISA Plans — Employee pension and welfare benefit plans subject to ERISA.

         ES Class — A class of exchangeable securities, as described under "Description of the Certificates — Exchangeable Securities."

         Exemption — An  individual  prohibited  transactions  exemption  issued by the DOL to an  underwriter,  as amended by  Prohibited
Transaction  Exemption  ("PTE") 97-34, 62 Fed. Reg. 39021 (July 21, 1997),  PTE 2000-58,  65 Fed. Reg. 67765 (November 13, 2000),  and PTE
2002-41, 67 Fed. Reg. 54487 (August 22, 2002).

         Exemption Rating Agency — Standard & Poor's, a division of The McGraw-Hill  Companies,  Inc., Moody's Investors Service, Inc., or
Fitch, Inc.

         Exchange Act — The Securities Exchange Act of 1934, as amended.

         Extraordinary Loss — Any Realized Loss occasioned by war, civil  insurrection,  certain  governmental  actions,  nuclear reaction and certain other risks.

         Fraud Loss — A Realized  Loss  incurred  on a  defaulted  mortgage  loan as to which  there was fraud in the  origination  of the mortgage loan.

         Fraud Loss Amount — The amount of Fraud Losses that may be allocated to the credit enhancement of the related series.

         FTC Rule — The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission.

         Garn-St Germain Act — The Garn-St Germain Depository Institutions Act of 1982.

         Ginnie Mae — The Government National Mortgage Association.

         Global Securities — The certificated  securities  registered in the name of DTC, its nominee or another  depository  representing interests in the class or classes specified in the related prospectus supplement which are held in book-entry form.

         Grantor Trust Certificate — A certificate representing an interest in a Grantor Trust Fund.

         Grantor Trust  Fractional  Interest  Certificate — A Grantor Trust  Certificate  representing  an undivided  equitable  ownership interest in the principal of the mortgage loans  constituting the related Grantor Trust Fund,  together with interest on the Grantor Trust
Certificates at a pass-through rate.

         Grantor Trust Strip  Certificate — A certificate  representing  ownership of all or a portion of the difference  between interest paid on the mortgage loans  constituting the related Grantor Trust Fund (net of normal  administration  fees and any retained  interest of the  depositor)  and interest paid to the holders of Grantor Trust  Fractional  Interest  Certificates  issued with respect to the Grantor
Trust Fund. A Grantor Trust Strip  Certificate  may also  evidence a nominal  ownership  interest in the  principal of the mortgage  loans constituting the related Grantor Trust Fund.

         Grantor  Trust Fund — A trust fund as to which no REMIC  election  will be made and which  qualifies as a "grantor  trust" within the meaning of Subpart E, part I of subchapter J of the Code.

         High Cost Loans — Mortgage loans subject to the Homeownership  Act, which amended TILA to provide new requirements  applicable to loans that exceed certain interest rate and/or points and fees thresholds.

         High LTV Loans — Mortgage  loans with  Loan-to-Value  Ratios in excess of 80% and as high as 150% and which are not be insured by a Primary Insurance Policy.

         Homeownership Act —The Home Ownership and Equity Protection Act of 1994.

         Housing Act — The National Housing Act of 1934, as amended.

         Index — With  respect to an ARM Loan,  the related  index will be specified in the related  prospectus  supplement,  will be of a type that are  customarily  used in the debt and fixed income  markets to measure the cost of borrowed  funds,  and may include one of the following indexes:  (1) the weekly average yield on U.S. Treasury  securities  adjusted to a constant maturity of either six months or one year, (2) the weekly  auction  average  investment  yield of U.S.  Treasury  bills of six months,  (3) the daily Bank Prime Loan rate made available by the Federal  Reserve  Board,  (4) the cost of funds of member  institutions  for the Federal Home Loan Bank of San Francisco,
(5) the interbank  offered rates for U.S.  dollar  deposits in the London  market,  each  calculated as of a date prior to each  scheduled interest  rate  adjustment  date which will be  specified in the related  prospectus  supplement  or (6) any other index  described in the related prospectus supplement.

         Insurance  Proceeds — Proceeds received under any hazard,  title,  primary mortgage,  FHA or other insurance policy that provides coverage with respect to a particular  mortgaged  property or the related mortgage loan (other than proceeds applied to the restoration of the property or released to the related  borrower in accordance  with the  customary  servicing  practices of the master  servicer (or, if applicable, a special servicer) and/or the terms and conditions of the related mortgage.

         Intermediary  — An  institution  that is not a participant  in the DTC but clears  through or maintains a custodial  relationship with a participant.

         IRS — The Internal Revenue Service.

         Issue Premium — The excess of the issue price of a REMIC Regular Certificate over its stated redemption price.

         Issuing Entity — With respect to a series of notes,  the Delaware  statutory trust or other trust,  created pursuant to the owner trust agreement, that issues the notes.

         Liquidation  Proceeds — (1) All amounts,  other than Insurance  Proceeds received and retained in connection with the liquidation of defaulted mortgage loans or property acquired in respect thereof,  by foreclosure or otherwise,  together with the net operating income
(less reasonable  reserves for future expenses) derived from the operation of any mortgaged  properties acquired by the trust fund through foreclosure  or otherwise and (2) all proceeds of any mortgage loan or mortgage  security  purchased  (or, in the case of a  substitution, amounts  representing a principal  adjustment) by the master servicer,  the depositor,  a Seller or any other person pursuant to the terms of the related  pooling and  servicing  agreement  or  servicing  agreement  as described  under "The  Mortgage  Pools—Representations  by
Sellers,"  "Servicing of Mortgage  Loans—Realization  Upon and Sale of Defaulted Mortgage Loans," "—Assignment of Trust Fund Assets" above and "The Agreements—Termination."

         Loan-to-Value  Ratio — With respect to any mortgage loan at any given time is the ratio  (expressed as a percentage)  of the then outstanding  principal  balance of the mortgage  loan plus the principal  balance of any senior  mortgage loan to the Value of the related mortgaged property.

         Manufactured  Home —  Manufactured  homes  within  the  meaning  of 42 United  States  Code,  Section  5402(6),  which  defines a
"manufactured  home" as "a structure,  transportable  in one or more sections,  which in the traveling mode, is eight body feet or more in width or forty body feet or more in length,  or, when erected on site, is three hundred  twenty or more square feet, and which is built on a permanent  chassis  and  designed  to be used as a dwelling  with or without a  permanent  foundation  when  connected  to the  required utilities,  and includes the plumbing,  heating,  air conditioning,  and electrical systems contained therein;  except that the term shall include any structure  which meets all the  requirements  of this  paragraph  except the size  requirements  and with respect to which the manufacturer  voluntarily  files a  certification  required  by the  Secretary  of Housing and Urban  Development  and  complies  with the standards established under this chapter."

         Master Servicer  Collection  Account — One or more separate  accounts  established by a master  servicer,  into which each of the related servicers are required to remit collections of payments on the related mortgage loans included in the related trust fund.

         Net Mortgage  Rate — With respect to a mortgage  loan,  the mortgage  rate net of the per annum rate or rates  applicable  to the calculation of servicing and administrative fees and any retained interest of the depositor.

         Nonrecoverable  Advance — An advance which, in the good faith judgment of the master servicer or a servicer, as applicable,  will not be recoverable from recoveries on the related mortgage loan or another specifically identified source.

         Note Margin — With respect to an ARM Loan, the fixed  percentage set forth in the related  mortgage note, which when added to the related Index, provides the mortgage rate for the ARM Loan.

         OID Regulations — The rules governing  original issue discount that are set forth in Sections  1271-1273 and 1275 of the Code and in the related Treasury regulations.

         OTS — The Office of Thrift Supervision.

         Parity Act — The Alternative Mortgage Transaction Parity Act of 1982.

         Parties in  Interest — With  respect to a Plan,  persons  who have  specified  relationships  to the Plans,  either  "Parties  in
Interest" within the meaning of ERISA or "Disqualified Persons" within the meaning of Section 4975 of the Code.

         Percentage  Interest — With  respect to a security of a  particular  class,  the  percentage  obtained  by  dividing  the initial principal  balance or notional  amount of the security by the aggregate  initial  amount or notional  balance of all the securities of the class.

         Permitted  Investments — United States  government  securities and other  investment grade  obligations  specified in the related pooling and servicing agreement or the related servicing agreement and indenture.
         Piggyback  Loan — A second lien  mortgage  loan  originated  by the same  originator to the same borrower at the same time as the first lien mortgage loan, each secured by the same mortgaged property.

         Plan Assets — "Plan assets" of a Plan, within the meaning of the DOL Regulations.

         Plans — ERISA Plans and Tax Favored Plans.

         Prepayment  Assumption — With respect to a REMIC Regular  Certificate or a Grantor Trust Certificate,  the prepayment  assumption used in pricing the initial offering of that security.

         Prepayment  Interest  Shortfall — With respect to any mortgage loan with a prepayment  in part or in full the excess,  if any, of interest  accrued and  otherwise  payable on the related  mortgage  loan over the interest  charged to the borrower  (net of servicing and administrative fees and any retained interest of the depositor).

         Primary  Insurance  Covered  Loss — With  respect to a mortgage  loan covered by a Primary  Insurance  Policy,  the amount of the related loss covered pursuant to the terms of the Primary  Insurance  Policy,  which will generally consist of the unpaid principal amount of the mortgage  loan and accrued and unpaid  interest on the mortgage  loan and  reimbursement  of specific  expenses,  less (1) rents or other  payments  collected  or received by the insured  (other than the  proceeds of hazard  insurance)  that are derived from the related mortgaged  property,  (2) hazard insurance  proceeds in excess of the amount required to restore the related mortgaged  property and which have not been applied to the payment of the  mortgage  loan,  (3) amounts  expended  but not  approved by the primary  insurer,  (4) claim payments previously made on the mortgage loan and (5) unpaid premiums and other specific amounts.

         Primary Insurance Policy — A primary mortgage guaranty insurance policy.

         Primary Insurer — An issuer of a Primary Insurance Policy.

         Protected Account — One or more separate accounts  established by each servicer  servicing the mortgage loans, for the collection of payments on the related mortgage loans included in the related trust fund.

         PTCE — Prohibited Transaction Class Exemption.

         Qualified  Substitute  Mortgage  Loan — A mortgage  loan  substituted  for a Deleted  Mortgage  Loan,  meeting  the  requirements described under "The Mortgage Pools— Representations by Sellers" in this prospectus.

         Rating  Agency — A  "nationally  recognized  statistical  rating  organization"  within the  meaning of Section  3(a)(41)  of the
Exchange Act.

         Realized  Loss — Any loss on a mortgage  loan  attributable  to the  mortgagor's  failure to make any  payment  of  principal  or interest as required under the mortgage note.

         Record  Date — The  close of  business  on the last  business  day of the  month  preceding  the  month in which  the  applicable distribution date occurs.

         Relief Act — The Servicemembers Civil Relief Act..

         REMIC — A real estate mortgage investment conduit as defined in Sections 860A through 860G of the Code.

         REMIC Administrator — The trustee, the master servicer or another specified party who administers the related REMIC.

         REMIC Certificates — Certificates evidencing interests in a trust fund as to which a REMIC election has been made.

         REMIC Provisions — Sections 860A through 860G of the Code.

         REMIC Regular Certificate — A REMIC Certificate designated as a "regular interest" in the related REMIC.

         REMIC Regular Certificateholder — A holder of a REMIC Regular Certificate.

         REMIC Residual Certificate — A REMIC Certificate designated as a "residual interest" in the related REMIC.

         REMIC Residual Certificateholder — A holder of a REMIC Residual Certificate.

         REMIC Regulations — The REMIC Provisions and the related Treasury regulations.

         REO Mortgage  Loan — A mortgage  loan where title to the related  mortgaged  property has been  obtained by the trustee or to its nominee on behalf of securityholders of the related series.

         RICO — The Racketeer Influenced and Corrupt Organizations statute.

         Securities Act — The Securities Act of 1933, as amended.

         Seller — The seller of the  mortgage  loans or mortgage  securities  included  in a trust fund to the  depositor  with  respect a series of securities, who shall be an Affiliated Seller or an Unaffiliated Seller.

         Single Family  Property — An attached or detached  one-family  dwelling unit,  two-to  four-family  dwelling  unit,  condominium, townhouse, row house, individual unit in a planned-unit development and other individual dwelling units.

         SMMEA — The Secondary Mortgage Market Enhancement Act of 1984.

         Special  Hazard  Amount — The amount of Special  Hazard  Losses that may be  allocated to the credit  enhancement  of the related series.

         Special Hazard Loss — (1) losses due to direct physical  damage to a mortgaged  property other than any loss of a type covered by a hazard  insurance  policy or a flood  insurance  policy,  if  applicable,  and (2) losses from  partial  damage  caused by reason of the application of the co-insurance clauses contained in hazard insurance policies.

         Strip  Security  — A security  which will be  entitled  to (1)  principal  distributions,  with  disproportionate,  nominal or no interest distributions or (2) interest distributions, with disproportionate, nominal or no principal distributions.

         Tax  Favored  Plans — Plans  that meet the  definition  of "plan" in  Section  4975(e)(1)  of the Code,  including  tax-qualified retirement  plans  described in Section 401(a) of the Code and individual  retirement  accounts and annuities  described in Section 408 of the Code.

         TILA — The Federal Truth-in-Lending Act.

         Title V — Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980.

         Title VIII — Title VIII of the Garn-St Germain Act.

         Unaffiliated Sellers — Banks, savings and loan associations,  mortgage bankers,  mortgage brokers,  investment banking firms, the
Resolution Trust Corporation, the FDIC and other mortgage loan originators or sellers not affiliated with the depositor.

         United States Person — A citizen or resident of the United States,  a corporation or partnership  (including an entity treated as a corporation  or  partnership  for federal  income tax purposes)  created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia  (except,  in the case of a partnership,  to the extent  provided in  regulations),or  an estate whose income is subject to United States federal  income tax  regardless of its source,  or a trust if a court within the United States is able to exercise  primary  supervision  over the  administration  of the trust and one or more United States persons have the authority to control all substantial  decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury,  which have not yet been issued,  a trust which was in existence on August 20, 1996 (other than a trust  treated as owned by the grantor  under  subpart E of part I of  subchapter  J of chapter 1 of the Code),  and which was  treated as a United  States  person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

         Value — With respect to a mortgaged property securing a single family,  multifamily,  commercial or mixed-use loan, the lesser of
(x) the appraised  value  determined in an appraisal  obtained at origination  of the mortgage loan, if any, or, if the related  mortgaged property has been appraised  subsequent to origination,  the value determined in the subsequent  appraisal and (y) the sales price for the related mortgaged property (except in circumstances in which there has been a subsequent  appraisal).  However, in the case of refinanced, modified or converted single family,  multifamily,  commercial or mixed-use loans, the "Value" of the related  mortgaged  property will be equal to the lesser of (x) the appraised value of the related  mortgaged  property  determined at origination or in an appraisal,  if any, obtained at the time of  refinancing,  modification  or conversion  and (y) the sales price of the related  mortgaged  property or, if the mortgage loan is not a rate and term  refinance  mortgage loan and if the  mortgaged  property was owned for a relatively  short period of time prior to refinancing,  modification or conversion,  the sum of the sales price of the related mortgaged property plus the added value of any  improvements.  With respect to a new  Manufactured  Home, the "Value" is no greater than the sum of a fixed percentage of the list price of the unit actually billed by the  manufacturer to the dealer  (exclusive of freight to the dealer site),  including  "accessories"
identified in the invoice, plus the actual cost of any accessories  purchased from the dealer, a delivery and set-up allowance,  depending on the size of the unit,  and the cost of state and local taxes,  filing fees and up to three years  prepaid  hazard  insurance  premiums.
With respect to a used  Manufactured  Home, the "Value" is the least of the sale price, the appraised  value, and the National  Automobile
Dealer's  Association book value plus prepaid taxes and hazard  insurance  premiums.  The appraised value of a Manufactured  Home is based upon the age and  condition  of the  manufactured  housing  unit and the  quality  and  condition  of the mobile  home park in which it is situated, if applicable.  An appraisal for purposes of determining the Value of a mortgaged property may include an automated valuation.

                                             $636,892,239 (Approximate)

                                          Bear Stearns ALT-A Trust 2006-R1
                                                   Issuing Entity

                                              EMC Mortgage Corporation
                                                       Sponsor

                                    Structured Asset Mortgage Investments II Inc.
                                                      Depositor

                                         Mortgage Pass-Through Certificates,
                                                   Series 2006-R1

                                                  _________________

                                                Prospectus Supplement

                                              Dated September 28, 2006

                                                  _________________

                                              Bear, Stearns & Co. Inc.

You should  rely only on the  information  contained  or  incorporated  by  reference  in this  prospectus supplement and the accompanying  prospectus.  We have not authorized  anyone to provide you with different information.

We are not offering the certificates in any state where the offer is not permitted.

Dealers will be required to deliver a prospectus  supplement  and prospectus  when acting as  underwriters of the certificates  offered by this prospectus  supplement and with respect to their unsold allotments or subscriptions.  In addition,  all dealers selling the  certificates,  whether or not participating in this offering,  may be required to deliver a prospectus  supplement  and  prospectus for 90 days after the date of this prospectus supplement.